UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )

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Glimcher Realty Trust
________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913(01-05)

GLIMCHER REALTY TRUST
180 East Broad Street
Columbus, Ohio  43215

March 29, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of Glimcher Realty Trust, which will be held on Thursday, May 10, 2012, beginning at 11 A.M., local time, at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio 43215, for the purposes stated in the attached Notice of Annual Meeting of Shareholders.

Since 2009, we have made our proxy materials available over the Internet and will do so for the proxy materials pertaining to the 2012 Annual Meeting of Shareholders.  We believe that providing proxy materials over the Internet will expedite your receipt of the information while reducing our need to print and ship the materials, which both lowers the costs of delivery and reduces the environmental impact of our annual meeting. On or about March 29, 2012, we mailed to our shareholders a notice containing instructions on how to access our proxy materials and how to vote. This notice also contained instructions on how you can receive a paper copy of our proxy materials.

It is important that your common shares be represented at the Annual Meeting.  Whether or not you plan to attend, we hope that you will vote your shares as promptly as possible. Information about the Annual Meeting and the various matters on which the holders of our common shares of beneficial interest will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement that follow.

Sincerely, Michael P. Glimcher Chairman of the Board & Chief Executive Officer

Forward Looking Statements

This Proxy Statement, together with other statements and information publicly disseminated by Glimcher Realty Trust, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results may differ from the events discussed in the forward-looking statements.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, competition, employment litigation, transaction delays, the failure of Glimcher Realty Trust to qualify as a real estate investment trust, loss of key personnel, the failure to achieve earnings/funds from operations targets or estimates, as well as other risks listed from time to time in our Form 10-K or other reports and statements filed by Glimcher Realty Trust with the Securities and Exchange Commission.

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GLIMCHER REALTY TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 10, 2012

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of Glimcher Realty Trust, a Maryland real estate investment trust (the “Company”), will be held at Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio 43215, on Thursday, May 10, 2012, beginning at 11 A.M., local time, for the following purposes:

1.	To vote to elect three Class III Trustees to serve until the 2015 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To consider and vote upon a non-binding and advisory resolution regarding the Company’s executive compensation;

4.	To consider and vote upon the approval of the Glimcher Realty Trust 2012 Incentive Compensation Plan;

5.
To consider and vote upon the approval of amendments to the Company’s Amended & Restated Declaration of Trust (the “Declaration”) to add limited exceptions to permit the Board of Trustees to approve certain amendments to the Declaration without prior shareholder approval;

6.	To consider and vote upon the approval of amendments to the Declaration to update and modernize certain provisions of the Declaration relating to corporate governance and other matters;

7.	To consider and vote upon the approval of an amendment to the Declaration to increase the number of authorized shares of beneficial interest from 250,000,000 to 350,000,000; and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Company has fixed the close of business on March 9, 2012 as the record date for determining the holders of record of the Common Shares, entitled to receive notice of and to vote at the Annual Meeting. The Company recommends that you vote “FOR” each of the nominees for trustee and “FOR” Proposals 2 through 7.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON AT THE LOCATION STATED ABOVE.

If you are a shareholder of record then you may change your vote or revoke your proxy at any time before your proxy is exercised at the Annual Meeting by following the voting instructions found on the Notice Regarding the Internet Availability of Proxy Materials that you received or by filing with the Secretary of the Company a duly signed revocation or another proxy card bearing a later date than the initial proxy card submitted. Alternatively, you may also change your proxy vote by attending the Annual Meeting in person and voting in person; however, mere attendance at the Annual Meeting will not serve to revoke a proxy unless you specifically request such a revocation. If your shares are held in a stock brokerage account or by a bank or other nominee, then you must contact the institution or representative that holds your shares and follow its instructions for revoking your proxy.

Beneficial owners of shares held in a brokerage account, by a bank, or other nominee are advised that if you do not timely provide instructions to your broker, banker, or nominee, your shares will not be voted in connection with the election of Class III Trustees (Proposal 1) or with respect to Proposals 3 through 7.

By Order of the Board of Trustees, George A. Schmidt Executive Vice President of Development, General Counsel and Secretary

March 29, 2012
Columbus, Ohio

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GLIMCHER REALTY TRUST
PROXY STATEMENT FOR 2012 ANNUAL MEETING OF SHAREHOLDERS

GLIMCHER REALTY TRUST
PROXY STATEMENT FOR 2012 ANNUAL MEETING OF SHAREHOLDERS

Table of Contents (cont’d)

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GLIMCHER REALTY TRUST
180 East Broad Street
Columbus, Ohio  43215

PROXY STATEMENT

Annual Meeting of Shareholders
May 10, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Glimcher Realty Trust, a Maryland real estate investment trust, of proxies from the holders of its issued and outstanding common shares of beneficial interest, $0.01 par value per share (the “Common Shares” or “Common Stock”), to be exercised at the 2012 Annual Meeting of Shareholders and any adjournment(s) or postponement(s) of such meeting (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Meeting Notice”). From time to time throughout this Proxy Statement, Glimcher Realty Trust will be referred to as the “Company,” “we,” “us,” or “our company.”

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Time and Place of the Annual Meeting

The Annual Meeting will be held at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio  43215 at 11 A.M., local time, on Thursday, May 10, 2012.

Proxy Recipients

Holders of record of the Common Shares at the close of business on March 9, 2012 (the “Record Date”) received a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) that was sent to shareholders on or about March 29, 2012. Instead of initially mailing a printed copy of the Meeting Notice, this Proxy Statement, a proxy card (or voting instruction form for Common Shares held in a stock brokerage account or by a bank, broker, trustee, or other nominee (“Voting Instruction Form”)), and a copy of our Annual Report to Shareholders (which includes our Annual Report on Form 10-K for the year ended December 31, 2011) (collectively, the “Proxy Materials”) to each shareholder, we are making our Proxy Materials available to shareholders on the Internet. If you received the Internet Notice by mail, you will not receive a printed copy of the Proxy Materials unless you request it in the manner described in the Internet Notice. The Internet Notice explains how to access and review this Proxy Statement and our 2011 Annual Report to Shareholders as well as how you may vote by proxy.  As of the Record Date, the Company had 116,397,167 issued and outstanding Common Shares entitled to vote at the Annual Meeting.

Proxy Voting

Individuals and entities holding the Common Shares at the close of business on the Record Date will be asked to consider and vote upon the following proposals (the “Proposals”):

1.	To vote to elect three Class III Trustees to serve until the 2015 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified (Proposal 1);

2.	To consider and vote upon the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal 2);

3.	To consider and vote upon a non-binding and advisory resolution regarding the Company’s executive compensation (Proposal 3);

4.	To consider and vote upon the approval of the Glimcher Realty Trust 2012 Incentive Compensation Plan (Proposal 4);

5.
To consider and vote upon the approval of amendments to the Company’s Amended & Restated Declaration of Trust (the “Declaration”) to add limited exceptions to permit the Board of Trustees to approve certain amendments to the Declaration without prior shareholder approval (Proposal 5);

6.
To consider and vote upon the approval of amendments to the Declaration to update and modernize certain provisions of the Declaration relating to corporate governance and other matters (Proposal 6); and

7.	To consider and vote upon the approval of an amendment to the Declaration to increase the number of authorized shares of beneficial interest from 250,000,000 to 350,000,000 (Proposal 7).

With respect to each of the Proposals, each shareholder is entitled to one vote per Common Share owned by such holder.  You should read this Proxy Statement to decide how you want to vote on each proposal.

Types of Shareholders & Specifying Your Vote

If you hold Common Shares that are registered directly in your name with Computershare Investor Services, LLC, the Company’s transfer agent, you are considered the shareholder of record with respect to those Common Shares.  If you hold Common Shares that are held in a stock brokerage account, by a bank, or other nominee, you are considered the beneficial owner of those Common Shares, and those Common Shares are held in “street name.”

If you hold Common Shares in your name then you may vote those Common Shares by proxy or you may vote in person by attending the Annual Meeting.  If you elect to vote your Common Shares by proxy prior to the Annual Meeting then you may vote:

●	via the Internet at www.proxyvote.com;
●	by telephone (see the instructions at www.proxyvote.com); or
●	by requesting, completing, and mailing in a paper proxy card as outlined in the Internet Notice.

If you participate in our Distribution Reinvestment and Share Purchase Plan (the “DRIP”) and hold your Common Shares directly in your name then you will receive a proxy card for the Common Shares held directly in your name and for the Common Shares that you have acquired and hold through the DRIP.  If you participate in the DRIP and own your Common Shares in street name through a brokerage account then you will receive a Voter Instruction Form or proxy card covering the Common Shares held in the DRIP from your bank, broker, trustee, or other nominee. Common Shares credited to your account in the DRIP will be voted by Computershare Trust Company, N.A., the DRIP administrator, in accordance with your voting instructions.

In the event that you hold Common Shares in “street name,” the rules of the New York Stock Exchange (“NYSE”) require your broker, banker, trustee, or other nominee to first obtain your voting instructions with respect to those Common Shares before voting on non-routine matters such as the election of our Class III Trustees presented in Proposal 1, the vote concerning our executive compensation presented in Proposal 3, the vote regarding the approval of the Glimcher Realty Trust 2012 Incentive Compensation Plan (the “Incentive Plan”) presented in Proposal 4, and the amendments to the Declaration presented in Proposals 5 through 7.  The NYSE rules permit, but do not require, your broker, banker, trustee, or other nominee to vote on routine matters, such as ratifying the selection of our independent registered public accounting firm presented in Proposal 2, without receiving your voting instructions. If you do not instruct your broker, banker, trustee, or other nominee how to vote with respect to the matters presented in Proposals 1, 3, 4, 5, 6, and 7, your broker, banker, or other nominee may not vote with respect to these proposals, and those votes will be counted as “broker non-votes.”  Broker non-votes are shares that are held in street name by a broker, banker, trustee, or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.  You may vote via the Internet or by telephone if your bank or broker offers these options. Please see the voting instructions provided by your bank or broker for use in instructing your banker or broker how to vote your Common Shares held in street name.

Conducting the Annual Meeting

In order for us to properly conduct business at the Annual Meeting, a quorum must be present.  Under our Amended and Restated Bylaws (the “Bylaws”), the presence, in person or by proxy, of a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum.  The Proposals presented in this Proxy Statement on which shareholders may vote and the voting result necessary for the passage or shareholder approval of each are as follows:

Proposal 1 concerns the election of three Class III Trustees to our Board of Trustees.  In order for a trustee nominee to be elected, the nominee must receive a plurality of all the votes cast as it pertains to the respective trustee nominee’s election.  A properly signed proxy card or Voter Instruction Form marked “FOR ALL EXCEPT” will not be voted for the trustee(s) candidate so indicated, but will be counted to determine whether there is a quorum.  A proxy card or Voter Instruction Form that is properly signed and marked “WITHHOLD ALL” will not be voted for any trustee candidate, but will be counted to determine whether there is a quorum.

Proposal 2 concerns the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  The affirmative vote by holders of at least a majority of the votes cast at the Annual Meeting at which a quorum is present is required to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm.

Proposal 3 concerns a non-binding advisory vote to approve the compensation for the named executive officers disclosed in the section of this Proxy Statement entitled “Compensation of Our Executive Officers.”  Shareholder “approval” of Proposal 3 occurs if the votes cast in its favor exceed votes cast against it.

Proposal 4 concerns a vote to approve the Incentive Plan.  If approved, the Incentive Plan will replace our Amended and Restated 2004 Incentive Compensation Plan (the “2004 Plan”).   As discussed later, the Incentive Plan is similar to the 2004 Plan in terms of structure and operation.  However, the Incentive Plan differs from the 2004 Plan in that it: (i) increases the number of Common Shares available for issuance from 3,600,000 to 4,500,000 (the “Reserved Common Shares”), (ii) increases the limitation on the number of Reserved Common Shares available for grants of full value awards by 3,500,000 Common Shares to 4,500,000 Common Shares, (iii) increases the limitations on the number of Reserved Common Shares available for grants of awards of incentive options and non-qualified options each by 900,000 Common Shares to 4,500,000 Common Shares, and (iv) increases the limit on the maximum number of Common Shares that may be issued to non-employee trustees of the Company by 300,000 to 500,000.  The 2004 Plan will remain in effect until the Incentive Plan is approved by the shareholders and we are legally permitted to issue securities from it. The affirmative vote by holders of at least a majority of the votes cast at the Annual Meeting at which a quorum is present is required for shareholder “approval” of Proposal 4. For purposes of the shareholder vote on Proposal 4, abstentions and broker non-votes, if any, will have the same effect as votes AGAINST Proposal 4.

Proposal 5  concerns a vote to approve amendments to the Declaration to add limited exceptions to permit the Board of Trustees to approve certain amendments to the Declaration without prior shareholder approval.  Under the Declaration, in order for Proposal 5 to be approved by our shareholders, two-thirds, or 66%, of the holders of our Common Shares outstanding and entitled to vote at the Annual Meeting at which a quorum is present must vote in favor of its approval.  For purposes of the shareholder vote on Proposal 5, abstentions and broker non-votes, if any, will have the same effect as votes AGAINST Proposal 5.

Proposal 6  concerns a vote to approve amendments to the Declaration to update and modernize certain governance and other provisions of the Declaration.  Under the Declaration, in order for Proposal 6 to be approved by our shareholders in its entirety, two-thirds, or 66% of the holders of our Common Shares outstanding and entitled to vote at the Annual Meeting at which a quorum is present is required for shareholder “approval” of Proposal 6. For purposes of the shareholder vote on Proposal 6, abstentions and broker non-votes, if any, will have the same effect as votes AGAINST Proposal 6.

Proposal 7  concerns a vote to approve amendments to the Declaration to increase the number of authorized shares of beneficial interest from 250,000,000 to 350,000,000. Under the Declaration, the affirmative vote of holders of a majority of the outstanding Common Shares entitled to vote on Proposal 7 at the Annual Meeting at which a quorum is present is required to amend the Declaration as described in Proposal 7.  For purposes of the shareholder vote on Proposal 7, abstentions and broker non-votes, if any, will have the same effect as votes AGAINST Proposal 7.

Shareholders of record who sign and return their proxy card, but fail to specify how to vote their Common Shares, will have their shares voted as follows: (i) FOR ALL the nominees for Class III Trustee (Proposal 1), (ii) FOR ratifying the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal 2), (iii) FOR approval of the compensation for the named executive officers disclosed herein (Proposal 3), (iv) FOR approval of the Incentive Plan (Proposal (4), (v) FOR the amendments to the Declaration in Proposals 5, 6, and 7, and (vi) in the proxy holder’s discretion with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If your Common Shares are held in street name and you do not give instructions as to how you want your Common Shares voted, under current NYSE rules your broker, banker, or other nominee will be able to vote your Common Shares with respect to certain routine items, but will not be allowed to vote your Common Shares with respect to certain non-routine items.  The ratification of BDO USA, LLP as our independent registered public accounting firm under Proposal 2 is considered a routine item under the NYSE rules and your broker, banker, or other nominee will be able to vote on that item even without receiving instructions from you, so long as it holds your Common Shares in its name.  The election of trustees to our Board of Trustees as provided for in Proposal 1, the vote concerning our executive compensation presented in Proposal 3, the vote pertaining to approval of the Incentive Plan in Proposal 4, and the proposed amendments to our Declaration in Proposals 5, 6, and 7, are considered non-routine items under NYSE rules.

If you do not instruct your broker, banker, or other nominee on how to vote with respect to these Proposals, your broker, banker, or other nominee may not vote with respect to these Proposals and those votes will be counted as broker non-votes. When your bank, broker, trustee, or other nominee votes your Common Shares on routine matters, such as Proposal 2, without receiving voting instructions, those Common Shares are counted both for establishing a quorum to conduct business at the Annual Meeting and in determining the number of Common Shares voted “for” or “against” such routine matters.  However, broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but will not be counted for purposes of determining the outcome of shareholder voting on the non-routine matters described in Proposals 1, 3, 4, 5, 6, and 7.

Shareholders have no dissenters’ rights of appraisal with respect to any of the Proposals.  The Company does not presently intend to bring any business before the Annual Meeting other than that described in the Proposals and Meeting Notice.

Changing or Revoking Your Proxy Vote

If you are a shareholder of record, then you may change your vote or revoke your proxy at any time before your proxy is exercised at the Annual Meeting by following the voting instructions found on the Internet Notice that you received or by filing with the Secretary of the Company a duly signed revocation or another proxy card bearing a later date than the initial proxy card submitted.  Alternatively, you may also change or revoke your proxy vote by attending the Annual Meeting in person and voting in person; provided however, that mere attendance at the Annual Meeting will not serve to change or revoke a proxy vote unless you specifically request such a revocation or change.  If you hold your Common Shares in street name then you must contact the institution or representative that holds your shares and follow its instructions for changing or revoking a proxy vote.

Abstentions & Broker Non-Votes

Abstentions occur when a shareholder abstains from voting as to a particular matter.  As described earlier, broker non-votes occur when a broker, bank, or other nominee holding Common Shares for a beneficial owner does not vote on a particular proposal because the banker, broker, or other nominee does not have discretionary voting power with respect to the proposal and has not received voting instructions from the beneficial owner.  Although abstentions and broker non-votes will not be counted as votes against a particular proposal, they have the same effect as a vote against the respective proposal to which they apply. Abstentions and broker non-votes will be considered present for the purposes of determining a quorum.

Attending the Annual Meeting

Our Annual Meeting will begin promptly at 11:00 A.M, local time, on Thursday, May 10, 2012 at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio  43215.  All holders of the Common Shares or their duly authorized proxies should be prepared to present photo identification for admission to the Annual Meeting.  If you hold your Common Shares in street name then you may be asked to present proof of beneficial ownership of the Common Shares as of the Record Date.  Examples of acceptable evidence of ownership include your most recent brokerage statement (as of the date of the Annual Meeting) showing ownership of Common Shares prior to the Record Date or a photocopy of your Voting Instruction Form.  Persons acting as proxies must bring a valid proxy from a shareholder of record as of the Record Date.  Your late arrival or failure to comply with these procedures could affect your ability to participate in the Annual Meeting.  No cameras, recording equipment, photography devices, electronic devices, or excessively large bags or packages will be permitted in the Annual Meeting.  Directions to the Annual Meeting, as of the date of the Meeting Notice, are as follows:

From the North:

Take I-71 South toward Columbus, Ohio.
Merge onto I-670 West via Exit 109A and travel 0.7 miles.
Merge left onto North 3rd Street/US-23 South via Exit 4B.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

From the South:

Take I-71 North toward Columbus, Ohio.
Keep left to take OH-315 North toward Dayton and travel 1.2 miles.
Take the US-33 exit toward Dublin Road/Long Street.
Turn right onto US-33/West Spring Street and travel 1.1 miles.
Turn right onto North 3rd Street/US-33 East/OH-3 South.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

From the East:

Take I-70 West toward Columbus, Ohio.
Take the Fourth Street/US-23 Exit 100B and travel 0.1 miles.
Turn right onto South 4th Street/US-33 West/WS-23 North and travel 0.7 miles.
Turn left onto Gay Street and travel less than 0.1 miles.
Turn left onto North 3rd Street.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

From the West:

Take I-70 East toward Columbus, Ohio.
Keep left to take I-670 East via Exit 96 toward Airport and travel 3.6 miles.
Take the US-23 Exit 4 toward 4th Street/3rd Street/High Street.
Take the 3rd Street/US-23 South Exit 4A on the left.
Turn slight right onto North 3rd Street/US-23 South.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

The listed directions to the Annual Meeting are subject to change due to traffic and road conditions caused by many factors including, but not limited to, weather and road construction.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

PROPOSALS FOR SHAREHOLDER CONSIDERATION AT THE ANNUAL MEETING

The following Proposals will be presented at the Annual Meeting and voted on by holders of the Company’s Common Shares at the close of business on the Record Date and represented at the Annual Meeting in person or by proxy.

Election of Trustees

The Company's Board of Trustees currently consists of ten members who are classified into three separate classes denoted as Class I Trustees, Class II Trustees, and Class III Trustees.  Each of the three incumbent Class III Trustees have terms that expire at the Annual Meeting.  Each of the three Class I Trustees have terms that expire at the 2013 Annual Meeting of Shareholders and each of the four Class II Trustees have terms that expire at the 2014 Annual Meeting of Shareholders.

Proposal 1:  Election of Class III Trustees

There are currently three members of the Board of Trustees denoted as Class III Trustees.  With respect to the election of Class III Trustees, pursuant to the Declaration, at each annual meeting of the Company’s shareholders, the successors to the class of trustees whose terms expire at such meeting shall be elected to hold office for a term expiring at the annual meeting of the Company’s shareholders held in the third year following the year of their election and until their successors are duly elected and qualified.  Accordingly, at the Annual Meeting, each of the current Class III Trustees who has been nominated for re-election to the Board of Trustees and who is elected, will hold office for a term of three years until the Annual Meeting of Shareholders to be held in 2015 and until his respective successor is duly elected and qualified. The Nominating and Corporate Governance Committee has recommended to the Board of Trustees that it nominate incumbent Class III Trustees Messrs. David M. Aronowitz, Herbert Glimcher, and Howard Gross. Proxies cannot be voted for a greater number of persons than the number of nominees named in Proposal 1 herein.  The biographies of the individuals nominated for election as Class III Trustees are listed in the section of this Proxy Statement entitled “Information About Our Trustees, Trustee Nominees, & Executive Officers.”

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MESSRS. DAVID M. ARONOWITZ, HERBERT GLIMCHER, AND HOWARD GROSS TO SERVE UNTIL THE 2015 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

There are currently no vacancies on the Board of Trustees and neither the Board of Trustees nor the Company expect for a vacancy to exist following the Annual Meeting. Each of the aforementioned nominees for election as trustee has consented to being named in this Proxy Statement and to continue to serve as a trustee, as the case may be, if elected.

Proposal 2:  Ratification of the Appointment of Our Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees has appointed BDO USA, LLP  (“BDO”) as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2012.  A proposal to ratify this appointment shall be presented to the holders of Common Shares at the Annual Meeting.  Although ratification is not required under the Bylaws or otherwise, the Board of Trustees is submitting the appointment of BDO to our common shareholders for ratification in the interest of good corporate governance.  If this proposal is not approved at the Annual Meeting, then the Audit Committee may reconsider its appointment.  Regardless of the outcome of this vote, the Audit Committee in its discretion may continue to retain BDO or may select a different independent registered public accounting firm at any time during the year if it determines that the continued retention of BDO or a change of the independent registered public accounting firm would be in the best interests of the Company and its shareholders.

A summary of the aggregate fees billed by BDO for various audit services and non-audit services that it provided to the Company for the fiscal years ended December 31, 2011 and December 31, 2010, respectively, are provided in the section of this Proxy Statement entitled “Independent Registered Public Accountants – Fees For Audit & Non-Audit Services.”

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

Proposal 3:  Non-Binding Advisory Vote to Approve Executive Compensation

As required pursuant to federal legislation enacted during 2010, we are including a proposal to be voted on by our shareholders at the Annual Meeting to approve the executive compensation reported in the section of this Proxy Statement entitled “Compensation of Our Executive Officers.”

As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, our executive compensation programs and policies are designed to attract, motivate, and retain our senior executives, including all of our named executive officers, who are critical to our success. Under these programs and policies, our senior executives, including each of our named executive officers, are compensated commensurate with our strategic and fiscal needs as well as rewarded for the achievement of specific corporate and individual goals. Our executive compensation is also designed and awarded in a manner to be competitive and comparable with compensation provided to corporate executives at companies similar to ours in terms of operations, certain financial metrics, and strategy.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Under this proposal, shareholders have the opportunity to vote for, against, or abstain from voting with respect to the following resolution:

RESOLVED, that, the compensation paid to the named executive officers of Glimcher Realty Trust (the “Company”), as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders (the “Proxy Statement”), including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement, is hereby approved.

Because this resolution relates to the information about executive compensation contained in this Proxy Statement, beginning with the section entitled “Compensation of Our Executive Officers,” shareholders should review that information in considering their vote on the resolution. Unlike Proposal 1 or the other Proposals, the results of this shareholder vote are not binding on the Company, the Board of Trustees, or the Executive Compensation Committee of the Board of Trustees.  Furthermore, the results of the vote on this resolution will not overrule any decisions previously made by the Company, the Board of Trustees, or the Executive Compensation Committee with respect to executive compensation and will not create any duty for the Company, Board of Trustees, or the Executive Compensation Committee to take any action in response to the outcome of the vote. Additionally, the results of the shareholder vote on this Proposal 3 and the aforementioned resolution will not serve to modify or invalidate any other previous shareholder vote on the Company’s executive compensation.  However, the Executive Compensation Committee may, in its discretion, take into account the outcome of the vote in making compensation decisions and considering other compensation opportunities in the future.  Trustee compensation disclosed in this Proxy Statement is not subject to or covered by this advisory vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION.

Proposal 4: Approval of the Incentive Plan

Our Executive Compensation Committee and Board of Trustees have each approved and adopted the Incentive Plan, a successor plan to the 2004 Plan, which was initially approved by our shareholders in 2004 and 2007.  We feel it is necessary to adopt the Incentive Plan for the reasons discussed herein.  The 2004 Plan’s ten year term expires in May 2014 and we have nearly exhausted the limit for full value awards under the 2004 Plan.  Additionally, based on our projections, the 2004 Plan does not have a sufficient number of Common Shares remaining for issuance to last until its expiration date. Although we could conceivably amend the 2004 Plan to address these issues, the laws of several states in which we operative will not permit us to extend the 2004 Plan for a term beyond 2014 and therefore the most practicable course of action is simply to adopt a new plan. As of the Record Date, the 2004 Plan has 1,214,281 Common Shares available for issuance, of which 84,494 Common Shares may be awarded as full value awards. The Incentive Plan shall not become effective unless and until the Incentive Plan is approved by our shareholders at the Annual Meeting.  Upon approval of the Incentive Plan, the 2004 Plan will be terminated, except that existing grants thereunder will continue in effect according to their terms.

The Company also established the 1997 Incentive Plan (the “1997 Plan”).  The 1997 Plan had an aggregate maximum number of 3,000,000 Common Shares reserved for issuance of which 345,610 Common Shares remain available as of the Record Date for issuance upon the exercise of outstanding stock options awarded under the 1997 Plan. No other securities besides stock options remain outstanding under the 1997 Plan.  Pursuant to its terms, the 1997 Plan expired on December 11, 2007; however, outstanding awards remain effective until their respective termination dates, but no further awards will be made under the 1997 Plan.

The Executive Compensation Committee and the Board of Trustees believe that the Incentive Plan will maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of individuals essential for achievement of the Company's success. The Incentive Plan would permit the grant of options, share appreciation rights ("SARs"), restricted shares, restricted share units, performance awards, annual incentive awards, cash-based awards, and other share-based awards. Shareholder approval of the Incentive Plan, among other things, is intended to (1) comply with applicable securities law requirements, (2) permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRS Code”), and (3) allow for the issuance of the "incentive stock options" described below. Individuals eligible to receive awards and grants under the Incentive Plan include key employees, officers, trustees, consultants, agents, advisors, and other third party service providers of the Company and its subsidiaries. As of the Record Date, there are nine non-employee trustees, seven senior executive officers, and approximately 154 employees (other than the senior executive officers) who are eligible to receive awards under the Incentive Plan. A summary of the principal features of the Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Incentive Plan that is attached to this Proxy Statement as Appendix A.

Description of the Incentive Plan

The purpose of the Incentive Plan is to provide a means whereby key employees, trustees, and third party service providers develop a sense of ownership and personal involvement in the operational and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Incentive Plan is to provide a means through which the Company may attract able persons to become employees or serve as trustees or third party service providers of the Company and to provide a means whereby those individuals, upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain Common Share ownership, thereby strengthening their concern for the welfare of the Company.

The Incentive Plan, if approved by shareholders at the Annual Meeting, will expire on May 10, 2022, unless sooner terminated. Additionally, if the Incentive Plan is approved by shareholders at the Annual Meeting then we will not make any further grants or awards under the 2004 Plan.

Incentive Plan and Participant Share Limits

The maximum number of Common Shares issuable under the Incentive Plan is 4,500,000, which represents approximately 3.87% of the current outstanding Common Shares as of the Record Date. Of the Common Shares reserved for issuance under the Incentive Plan, no more than 4,500,000 of the Reserved Common Shares may be issued as full value awards (i.e., an award other than an option or SAR and which is settled by the issuance of shares, such as restricted shares or restricted share units). Except as described below, Common Shares are counted against the authorization limit only to the extent they are actually issued. Thus, Common Shares which terminate by expiration, forfeiture, cancellation or otherwise, are settled in cash in lieu of shares or exchanged for awards not involving shares, shall again be available for grant. Furthermore, the number of Common Shares actually issued upon the settlement of SARs shall be counted against the Incentive Plan’s share authorization limit and any Common Shares unissued with respect to such settled SARs shall be available again for grant under the Incentive Plan. Also any Common Shares (i) withheld to satisfy tax withholding obligations on awards issued under the Incentive Plan, (ii) tendered to pay the exercise price of awards issued under the Incentive Plan, or (iii) repurchased on the open market with the proceeds of a stock option exercise shall be available again for grant under the Incentive Plan. The Shares available for issuance under the Plan may be authorized and unissued Common Shares or treasury shares.

The Incentive Plan also imposes annual per-participant award limits. The maximum number of Common Shares for which options may be granted to any person in any calendar year is 500,000. The maximum number of shares subject to SARs granted to any person in any calendar year is also 500,000. The maximum aggregate grant to any person in any calendar year of restricted shares or restricted share units is 500,000 Common Shares. The maximum aggregate grant to any person in any calendar year of performance units or performance shares shall also be 500,000 Common Shares.  In the event that an award of restricted share units, performance units, or performance shares are payable in cash or property other than Common Shares then the maximum number of such awards that may be granted to any person in any calendar year shall not exceed the value of 500,000 Common Shares as determined as of the earlier of the date of vesting or payout of such award. The maximum aggregate grant to any person in any calendar year of cash-based awards may not exceed three million dollars ($3,000,000). The maximum aggregate grant to any person in any calendar year of other share-based awards is 500,000 Common Shares.  Also, the maximum aggregate number of Common Shares that may be issued as awards under the Incentive Plan to non-employee members of the Board of Trustees is 500,000 Common Shares.

The number and kind of Common Shares that may be issued, the number and kind of Common Shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Executive Compensation Committee to reflect share dividends, share splits, reverse share splits and other corporate events or transactions, including without limitation, distributions of Common Shares or property other than normal cash dividends. The Executive Compensation Committee may also make adjustments to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

Administration

The Incentive Plan may be administered by the Executive Compensation Committee of the Board of Trustees, any subcommittee thereof, or a committee consisting of two or more independent trustees (the “Committee”).  This Committee has the discretionary power to interpret the terms and intent of the Incentive Plan and any Incentive Plan-related documentation; to determine eligibility for awards and the terms and conditions of awards; and to adopt rules, regulations, forms, instruments, and guidelines relating to the Incentive Plan.  Determinations of the Committee made under the Incentive Plan are final and binding.  At the current time, the Executive Compensation Committee is serving as the administration committee of the 2004 Plan and it is expected that the Executive Compensation Committee will continue this role with respect to the Incentive Plan.

Eligibility

Key employees, non-employee trustees, and third party service providers of the Company and its subsidiaries who are selected by the Committee are eligible to participate in the Incentive Plan.  We expect that the Executive Compensation Committee will serve as the Committee for the Incentive Plan and will approve grants of awards under the Incentive Plan to senior executive officers of the Company and members of the Company’s Board of Trustees.

Options

The Committee may grant both incentive options (“ISOs”) and nonqualified options (“NQSOs”) under the Incentive Plan. Eligibility for ISOs is limited to employees of the Company and its parent or subsidiary corporations. The exercise price for options cannot be less than the fair market value of the Common Shares underlying such options on the date of grant; however, the exercise price can be established at a premium to the fair market value of the Common Shares on the date of grant or can be indexed to the fair market value of the Common Shares on the date of grant (provided that the exercise price cannot be less than 100% of the fair market value of the Common Shares on the date of grant (110% with respect to ISOs granted to a 10% shareholder)). The latest expiration date cannot be later then the tenth anniversary of the date of grant (for an ISO, the fifth anniversary of the date of grant if the recipient is a 10% shareholder). Fair market value under the Incentive Plan shall be the closing market price of a Common Share as reported on the NYSE or other established stock exchange on the date of the grant, or if Common Shares are not traded on such applicable date, the closing market price on the next day following such grant date on which Common Shares are traded. The exercise price may be paid with cash or its equivalent, with previously acquired Common Shares (in certain circumstances, that have been held at least six months), or by other means approved by the Committee, including by means of a broker-assisted cashless exercise.

Share Appreciation Rights

The Committee may grant SARs under the Incentive Plan either alone or in tandem with options. The grant price of a SAR cannot be less than the fair market value of the Common Shares on the date of grant.  SARs can also be granted with a grant price that is greater than the fair market value of the Common Shares on the date of grant or that is indexed to the fair market value of the Common Shares on the date of grant (provided that the grant price of such SAR cannot be less than the fair market value of the Common Shares on the date of grant). The grant price and grant date of a SAR granted in tandem with an option will be the same as the exercise price of the option. SARs cannot be exercised later then the tenth anniversary of the date of grant. SARs granted in tandem with options are subject to special restrictions.

Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a SAR, the holder will receive from the Company cash, Common Shares, or a combination, as determined by the Committee, equal in value to the difference between the fair market value of the Common Shares subject to the SAR, determined as described above, and the grant price.

Restricted Shares and Restricted Share Units

The Committee may award restricted shares and restricted share units. Restricted share awards consist of Common Shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted share unit awards result in the transfer of Common Shares to the participant only after specified conditions are satisfied. A holder of restricted shares is generally treated as a current shareholder (subject to the restrictions), whereas the holder of a restricted share unit award is treated as a shareholder with respect to the award only when the Common Shares are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted shares or restricted share units.

Performance Unit and Performance Share Awards

Performance unit and performance share awards may be granted under the Incentive Plan. Performance unit awards will have an initial value that is determined by the Committee. Performance shares will have an initial value that is equal to the fair market value of the Common Shares on the date of grant. Such awards will be earned only if performance goals over one or more performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute “qualified performance-based compensation” will be based upon one or more of the following performance criteria:

●	Net earnings or net income (before or after taxes);

●	Funds From Operations (FFO);

●	Occupancy rates;

●	Earnings per share;

●	Net sales growth;

●	Net operating profit;

●	Return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);

●	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

●	Earnings before or after taxes, interest, depreciation and/or amortization;

●	Gross or operating margins;

●	Productivity ratios;

●	Share price (including, but not limited to, growth measures and total shareholder return); and

●	Dividend distributions (including, but not limited to, growth in or maintenance of dividends on the Common Shares).

The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments or settlements, the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 225, as amended, supplemented, restated or superseded, and/or in management’s discussion of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year as well as acquisitions, divestitures, joint ventures or alliances, and foreign exchange gains and losses.  To the extent that such inclusions and exclusions affect awards to covered employees (within the meaning of IRS Code Section 162(m)), they shall be prescribed in a form that is not discretionary and that meets the requirements of IRS Code Section 162(m).

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, Common Shares, or in any combination, as determined by the Committee. Lastly, the performance criteria listed above shall remain valid and effective for a period five years after receipt of shareholder approval of the Incentive Plan.

Cash-Based Awards

The Committee may grant cash-based awards under the Incentive Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable and such other conditions as the Committee may determine that are not inconsistent with the terms of the Incentive Plan. Although based on a specified dollar amount, cash-based awards may be paid, in the Committee’s discretion, either in cash or by the delivery of Common Shares.

Other Share-Based Awards

The Committee may grant equity-based or equity-related awards, referred to as “other share-based awards,” other than options, SARs, restricted shares, restricted share units or performance shares. The terms and conditions of each other share-based award shall be determined by the Committee. Payment under any other share-based awards will be made in Common Shares or cash, as determined by the Committee.

Dividend Equivalents

The Committee may provide for the payment of dividend equivalents with respect to any Common Shares subject to an award which have not actually been issued under the award provided that no such dividend equivalents may be paid for options, unearned performance shares, or SARs pursuant to IRS Code Section 409A.

Deferrals

The Committee may require or permit a participant to defer the receipt of cash or Common Shares (except under options and SARs) pursuant to any awards under the Incentive Plan.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder’s employment with, or service to, the Company (including any subsidiaries or affiliates), including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs or other awards requiring exercise will remain exercisable provided further that, unless a second qualifying event occurs, the definition of such Change in Control must be within the meaning of Section 409A of the IRS Code.

Additional Provisions

Neither ISOs nor, except as the Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution.  During a recipient’s lifetime, an ISO and, except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

Treatment of Awards Upon a Change in Control and Related Transactions

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant providing for different terms or provisions with respect to such awards upon a “Change in Control” of the Company (as that term may be defined in such written agreement); provided, that such written agreement may not increase the maximum amount of such awards.

Amendment of Awards or the Incentive Plan and Adjustment of Awards

Subject to IRS Code Section 409A and participant approval for prior grants, the Committee may at any time alter, amend, modify, suspend or terminate the Incentive Plan or any outstanding award in whole or in part, except that no amendment of the Incentive Plan will be made without shareholder approval if shareholder approval is required by applicable law or stock exchange regulations. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant’s consent, unless specifically provided for in the Incentive Plan.

In the event of any corporate event or transaction (including, but not limited to, a change in the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, spin-off, or other distribution of stock or property of the Company, the Committee, in order to prevent dilution or enlargement of participants’ rights under the Incentive Plan, shall substitute or adjust, as applicable, the number and kind of Common Shares that may be issued under the Incentive Plan or under particular forms of awards issuable thereunder, as well as the number and kind of Common Shares subject to outstanding awards, the option exercise price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards under the Incentive Plan.  The Committee shall also make appropriate adjustments in the terms of any awards under the Incentive Plan to reflect such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods.

Awards for Non-U.S. Employees

To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees, trustees, directors, or third-party service providers, the Committee may establish, among other things, subplans under the Incentive Plan and modify the terms of the awards made to such employees, trustees, directors, or third-party service providers.

Material Federal Income Tax Considerations

The following is a brief summary of the principal federal income tax consequences of awards under the Incentive Plan. The summary is based upon federal income tax laws existing as of the Record Date and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect.  The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

i.  Incentive Options

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an incentive stock option or ISO. However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO and the fair market value of the underlying Common Shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the Common Shares within two years after the date of the grant of the ISO and has held the Common Shares for at least one year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant (a “disqualifying disposition”), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale or (ii) the difference between the exercise price and the fair market value of the Common Shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the Common Shares underlying the ISO prior to disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

ii.  Nonqualified Options

In general, an optionee does not recognize taxable income upon the grant of a non-qualified stock option or NQSO. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the Common Shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

iii.  Restricted Shares

A participant who receives an award of restricted shares does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the Common Shares becomes either: (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the Common Shares less the cash, if any, paid for the Common Shares.

A participant may elect to recognize income at the time he or she receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the Common Shares) on the date of the award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. Future appreciation on the Common Shares will be taxed as capital gains when the Common Shares are sold. However, if after making such an election, the Common Shares are forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

iv.  Other Awards

In the case of an exercise of a SAR or an award of restricted share units, performance shares, performance units, share awards or incentive awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any Common Shares received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

v.  Million Dollar Deduction Limit

Pursuant to Section 162(m) of the IRS Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer, chief financial officer, or is among one of the three other most highly-compensated officers for that taxable year as reported in the Company's proxy statement (a “Covered Employee”). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. It is intended that awards under the Incentive Plan made to Covered Employees in the form of options, performance-based restricted shares, performance shares, performance units, SARs and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation, but no assurance can be made in this regard.  Moreover, unless the shareholders approve the Incentive Plan, no award made under the Incentive Plan will qualify as qualified performance-based compensation, and deductions otherwise available to the Company for such compensation paid to Covered Employees may be limited in whole or in part.

vi.  Withholding Taxes

Awards made to participants under the Incentive Plan may be subject to federal, state, and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

vii. Section 409A of the IRS Code

To the extent applicable, it is intended that the Incentive Plan and any awards made thereunder comply with the provisions of Section 409A of the Code, so that the early income inclusion and additional tax, penalty, and interest provisions of Section 409A do not apply to awards made under the Incentive Plan to plan participants.  The Incentive Plan and any awards made thereunder shall be administered in a manner consistent with this intent.

New Incentive Plan Benefits

        Because benefits under the Incentive Plan will primarily depend on the Committee's actions and the fair market value of the Common Shares at various future dates, it is not possible to determine the benefits that will be received by trustees, senior executive officers, other key employees, and third party service providers if the Incentive Plan is approved by the shareholders at the Annual Meeting. The amounts included in the following table are grants or awards which would have been received by or allocated to each of the persons or groups listed during the fiscal year ended December 31, 2011 if the Incentive Plan had been in effect for that period.  The dollar values stated in the following table are based on the Record Date closing price of the Common Shares of $9.82 per Common Share and are rounded to the nearest dollar.  The award amounts listed below do not purport to forecast or predict future award amounts under the Incentive Plan to the listed persons or groups and are not indicative of awards that may be granted to such persons, groups, or positions under the Incentive Plan in the event that shareholders approve it at the Annual Meeting.

NEW PLAN BENEFITS TABLE

Glimcher Realty Trust 2012 Incentive Compensation Plan
Name and Position	Dollar Value ($)	Number of Units1
Michael P. Glimcher Chairman of the Board and Chief Executive Officer	$1,103,955	112,419

NEW PLAN BENEFITS TABLE (cont’d)

Glimcher Realty Trust 2012 Incentive Compensation Plan
Name and Position	Dollar Value ($)	Number of Units1
Mark E. Yale Executive Vice President, Chief Financial Officer and Treasurer	$441,586	44,968
Marshall A. Loeb President and Chief Operating Officer	$504,669	51,392
George A. Schmidt Executive Vice President of Development, General Counsel, and Secretary	$304,901	31,049
Thomas J. Drought, Jr. Executive Vice President, Director of Leasing	$304,901	31,049
Executive Group	$236,564	24,090
Non-Executive Trustee Group	$473,098	48,177
Non-Executive Officer Employee Group	$2,578,339	262,560
1As appropriate, the units include restricted Common Shares, stock options, and performance shares granted or allocated during fiscal year 2011 to the respective person or group listed.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF THE INCENTIVE PLAN.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Introduction to Proposals 5, 6, and 7 to Amend the Declaration

Background

The Declaration was initially filed with the Maryland State Department of Assessments and Taxation (the “SDAT”) on September 1, 1993.  Since that initial filing, the Declaration has been amended and supplemented on many different occasions and in several respects, including, among others to: (i) add provisions related to our qualification as a real estate investment trust or REIT under the IRS Code, (ii) increase the number of trustees and set a limit for the maximum number of trustees, (iii) file various Articles Supplementary containing the terms of various series of preferred shares issued by the Company from time to time, and (iv) increase the number of shares the Company is authorized to issue. In this section of this Proxy Statement, we refer to the Declaration together with any amendments or supplements, as the “Current Declaration.” A composite version of our Current Declaration is attached to this Proxy Statement as Appendix B.

We recently initiated a comprehensive review of the Current Declaration, including engaging our internal staff and our external advisors to review and make recommendations regarding any necessary or desirable amendments to the Current Declaration. During the course of this review, we determined that the Current Declaration contains a number of provisions in need of updating in light of current market practice, and that the Current Declaration lacks several provisions routinely found in the charters of many Maryland-formed REITs.

Additionally, since the principal provisions of the Current Declaration were initially drafted and implemented in 1993, significant changes have occurred with respect to real estate markets and the economy in general, corporate finance, corporate governance, securities laws, NYSE listing requirements and related rules. Accordingly, after the completion of our review, the Nominating and Corporate Governance Committee recommended for consideration by the Board of Trustees a comprehensive revision to the Current Declaration to bring it in line with current Maryland law and REIT industry practice. The Board of Trustees subsequently adopted the recommendations of the Nominating and Corporate Governance Committee, declared advisable the amendments to the Current Declaration as more fully described below (the “Amendments”) and as set forth in the proposed form of Articles of Amendment and Restatement attached hereto as Appendix C , and directed that the Amendments be submitted to our shareholders for their consideration at the Annual Meeting.

In general, the Board of Trustees is recommending the approval of the Amendments described below to align the Current Declaration with prevailing Maryland law and REIT industry practice.  As more fully described below, the Amendments under Proposals 5, 6 and 7 would:

●	create limited exceptions permitting the Board of Trustees to amend certain provisions of the Amended Declaration (defined below) without a shareholder vote;

●	revise the existing requirement for removing, with or without cause, incumbent trustees to also empower the Board of Trustees to remove a trustee for cause and to also provide a definition of “cause”;

●
exempt merger or consolidation transactions between certain subsidiaries and affiliates of the Company from the shareholder vote requirement provided certain conditions under the Maryland Real Estate Investment Trust Law (the “Maryland REIT Law”) are satisfied;

●	increase the Current Declaration’s authorized share provision from 250 million shares to 350 million shares;

●
provide more complete and modern ownership and transfer restrictions, designed to, among other things, assist us in complying with requirements under the IRS Code related to our qualification as a REIT;

●	add a provision pertaining to shareholder action by unanimous written consent; and

●	provide us with a modern REIT charter reflecting current practices in the industry.

In connection with Proposal 7, the Board of Trustees represents that it will not, without prior shareholder approval, issue or use the authorized shares for any anti-takeover purpose or for the purpose of implementing any shareholder rights plan.

The Current Declaration and Form of Amended Declaration

Attached hereto as Appendix C is the proposed form of Articles of Amendment and Restatement, which we refer to herein as the “Amended Declaration.” The Amended Declaration assumes all of the Amendments are approved by the shareholders as set forth in the Meeting Notice. If one or more but fewer than all of Proposals 5, 6, and 7 are approved, the Amended Declaration will be revised accordingly. The summaries of the Amendments to our Current Declaration under Proposals 5, 6, and 7 below do not purport to be complete and are subject to and qualified in their entirety by reference to our Current Declaration and the Amended Declaration, copies of which are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

Proposal 5:	To Amend the Current Declaration to Add Limited Exceptions to Permit the Board of Trustees to Approve Amendments to the Amended Declaration Without Prior Shareholder Approval

Description of Proposal 5

The Current Declaration may be amended by the affirmative vote of holders of not less than a majority of the Common Shares outstanding and entitled to vote, except that certain sections of the Current Declaration concerning the: (i) resignation or removal of trustees, (ii) REIT ownership and transfer restrictions, (iii) extraordinary corporate transactions, and (iv) amendment of the Current Declaration shall only be amended by the affirmative vote of not less than two-thirds of the Common Shares then outstanding and entitled to vote. The Current Declaration has one exemption from the aforementioned requirements. Under Section 9.1(b) of the Current Declaration, the Board of Trustees may, by a two-thirds majority vote, amend provisions of the Current Declaration to enable the Company to qualify (or maintain its qualification) as a REIT under the REIT provisions of the IRS Code or Title 8 of the Maryland corporate statues.  Proposal 5 would permit, without prior shareholder approval, the Board of Trustees to amend the Amended Declaration in connection with completing corporate administrative matters for the Company such as changing the name or address of the principal office of the Company’s resident agent, the Company’s name, and updating or correcting cross-references to IRS Code sections or provisions of the Amended Declaration.  Substantively, Proposal 5, would permit the Board of Trustees to amend the Amended Declaration in order to modify the percentage thresholds that comprise the REIT ownership and transfer restrictions under the Amended Declaration as well as amend, alter, or repeal any right of the charitable trust, charitable trustee, or charitable beneficiary under the revised REIT ownership and transfer restrictions detailed below. The amendments contemplated by Proposal 5 provide an appropriate balance to permit the Board of Trustees to efficiently manage the affairs and operations of the Company while maintaining shareholder oversight for material amendments and revisions to the Company’s charter document.

The text of Section 9.1 of the Current Declaration would be amended if Proposal 5 is approved as follows:

SECTION ~~9~~10.1 Amendment.

(a) ThisUnless otherwise stated herein, this Declaration ~~of Trust~~ may be amended ~~by~~only following the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that ~~Section 2.3, 6.6(d), (e), (f) and (g),~~Sections 7.9~~.2 and~~(a)(i), 7.9~~.3 hereof~~(a)(ii), 10.2, and this subsection ~~or subsection (b) of this Section 9.1,~~ may be amended only following the affirmative vote of not less than two-thirds of the Shares then outstanding and entitled to vote.

Vote Required

Approval of Proposal 5 requires the affirmative vote of holders of two-thirds, or 66%, of the outstanding Common Shares entitled to vote at the Annual Meeting.  For purposes of the vote on Proposal 5, abstentions and broker non-votes, if any, will have the same effect as votes AGAINST Proposal 5.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 5.

Proposal 6:  To Amend the Current Declaration to Update and Modernize Certain Provisions Relating to Corporate Governance and Other Matters

Description of Proposal 6

The following summary of the Amendments to our Current Declaration covered by Proposal 6 do not purport to be complete and is subject to and qualified in its entirety by reference to our Current Declaration and the Amended Declaration, copies of which are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

Purpose and Powers of the Board of Trustees

Article 3 of the Current Declaration contains an extensive list of specific powers the Board of Trustees may exercise on behalf of the Company. The Amended Declaration maintains this list and adds text clarifying the Board of Trustees’ authority to: (i) delegate its powers, (ii) issue uncertificated shares of the Company consistent with our current Bylaws and modern corporate practice, (iii) reclassify or redesignate any previously issued class or series of securities of the Company, and (iv) determine compliance with the REIT ownership and transfer restrictions stated in the Amended Declaration. The Amendments also state that the Board of Trustees’ power to deposit the Company’s funds in financial institutions or other depositories shall not alone make the Board of Trustees liable or responsible for losses that may occur due to any failure or negligence of the person or entity with whom the Company’s funds are deposited. The Amendments in Article 3 also provide a list of subjects or matters that are binding on the Company and each shareholder if determined by the Board of Trustees in good faith and consistent with the terms of the Amended Declaration. Lastly, the Amendments provide a list of subjects and matters the Board of Trustees collectively, and each trustee individually, are to consider when determining what is in the best interest of the Company.

Term of Service Upon Filling a Vacancy on the Board of Trustees

The Current Declaration does not specify the length of service of a trustee elected to fill a vacancy on the Board of Trustees. The Amended Declaration, consistent with the Trust’s current Bylaws, provides that any trustee elected to fill a vacancy will, unless otherwise required by applicable law, the Bylaws, or the Amended Declaration, serve for the remainder of the full term of the trusteeship in which the vacancy occurred.

Removal of Trustees

The Current Declaration provides that a trustee may be removed, with or without cause, at a shareholder meeting called for that purpose by the affirmative vote of not less than two-thirds of the holders of Common Shares entitled to vote in the election of trustees. Consistent with most modern REIT charters, the Amended Declaration provides the Board of Trustees with the authority to remove a trustee for cause following the unanimous vote of the disinterested trustees.  The Current Declaration does not define “cause” in the context of removing a trustee and such term is not otherwise defined in the Maryland REIT Law. Accordingly, the Amended Declaration includes a definition of “cause” with respect to the removal of any trustee. The definition includes conviction of a felony or pleading guilty or no contest to the same, and the commission of an act of dishonesty directly involving the Company or any affiliate of the Company, including, but not limited to, misappropriation of Company property or the funds or property of any Company affiliate. This or a substantially similar definition of “cause” appears in the charters or declarations of trust of many publicly-traded Maryland-formed REITs.

Incorporation of the Terms and Conditions of the Company’s Outstanding Preferred Shares

As of the Record Date, we have 11.9 million preferred shares issued and outstanding.  The 2.4 million shares of our 8.75% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series F Shares") were issued on August 25, 2003 and the terms and conditions of the Series F Shares are contained in an Articles Supplementary filed with the SDAT on August 20, 2003 and made a part of the Current Declaration.  The 9.5 million shares of our 8.125% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series G Shares") were issued in two separate offerings.  Six million Series G Shares were issued on February 23, 2004 and another 3.5 million shares were issued on April 28, 2010. The current terms and conditions of the Series G Shares are contained in an Articles Supplementary filed with the SDAT on April 27, 2010 and made a part of the Current Declaration. In an effort to consolidate the terms of our outstanding preferred shares and the Amendments into one document, we have incorporated the terms of the Series F Shares and Series G Shares into the Amended Declaration.

REIT Ownership and Transfer Restrictions

For the Company to qualify as a REIT under the IRS Code, our shares of beneficial interest must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the IRS Code to also include certain entities) during the last half of a taxable year, which we refer to herein as the “5/50 test.” For that reason, the Current Declaration includes certain restrictions on ownership and transfer of shares, including a prohibition on any person owning more than 8% of our shares. In contrast, the Amended Declaration includes more complete ownership and transfer restrictions, typically found in charters of modern REITs. These restrictions are designed, among other things, to assist us in complying with requirements under the IRS Code related to our qualification as a REIT. Current practice among REITs generally is to restrict ownership to under 10% (e.g., 9.8%) for any person to ensure that, as required by the IRS Code, the REIT complies with the 5/50 test. The 8% restriction contained in the Current Declaration is significantly more conservative with respect to the 5/50 test than is current practice among publicly-traded REITs like the Company.

The Amended Declaration also adds provisions that allow us to monitor and record the direct and indirect ownership of our tenants by shareholders who receive waivers from the Board of Trustees of the aforementioned ownership and transfer restrictions.  In addition to the mandated monitoring and recordkeeping, these sections require that a portion of the Company shares owned by certain shareholders who acquire, directly or indirectly, ten percent (10%) or more of certain tenants of the Company (or any affiliate) be transferred to a charitable trust as described below. This restriction is designed to ensure that rents from our tenants will qualify as “rents from real property” and satisfy the gross income tests applicable to REITs under the IRS Code (the “Tenant Rent Test”).

Under the provisions of Section 7.9 of the Amended Declaration, no person may own, or be deemed to own by virtue of the attribution provisions of the IRS Code, more than 9.8% (in value or number of shares, whichever is more restrictive) of the aggregate amount of our outstanding Common Shares as of the time of the determination. Furthermore, the Amended Declaration prohibits any person from owning, or being deemed to own by virtue of the attribution provisions of the IRS Code, in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the aggregate outstanding amount of any of our other shares of beneficial interest other than our Common Shares. We refer to each of the aforementioned restrictions collectively in the Amended Declaration and this Proxy Statement as the “Ownership Limit.” The Amended Declaration further prohibits (i) any person from beneficially or constructively owning shares that would result in the Company being “closely held” under Section 856(h) of the IRS Code or otherwise cause us to fail to qualify as a REIT and (ii) any person from transferring shares if such transfer would result in shares being owned by fewer than 100 persons. The foregoing restrictions on transferability and ownership will not apply if the Board of Trustees determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, as a REIT.

Our Board of Trustees, in its sole discretion, may exempt a proposed transferee from the Ownership Limit, which transferee we refer to in this Proxy Statement as an “Excepted Holder.” However, the Board may not grant such an exemption to any person or entity if such exemption would result in the Company being “closely held” within the meaning of Section 856(h) of the IRS Code or otherwise would result in our failing to qualify as a REIT. Also, in order to be considered by the Board of Trustees as an Excepted Holder, a person must not own, directly or indirectly, an interest in a tenant of ours (or a tenant of any entity owned or controlled by us) that would cause us to own, directly or indirectly, more than a 9.8% interest in such a tenant. This restriction is designed to ensure that rents from our tenants will satisfy the Tenant Rent Test under the IRS Code. The person seeking an exemption must represent to the satisfaction of the Board of Trustees that it will not violate the two foregoing restrictions. The person also must agree that any violation or attempted violation of any of the foregoing restrictions will result in the automatic transfer of the shares causing such violation to the charitable trust. The Board of Trustees may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in a form and substance satisfactory to the Board of Trustees, in its sole discretion, in order to determine or ensure our status as a REIT.  Additionally, the Board of Trustees is empowered to grant exemptions from the Ownership Limit retroactively.

Pursuant to the Amended Declaration, if any transfer of shares would result in shares being owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such shares. In addition, if any transfer of shares occurs which, if effective, would result in any person beneficially or constructively owning shares in excess or in violation of the other transfer or ownership limitations described above (a “Prohibited Owner”), then that number of shares the beneficial or constructive ownership of which otherwise would cause such person to violate such limitations (rounded up to the nearest whole share) will be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries designated by the Company (the “Charitable Beneficiary”), and the Prohibited Owner will not acquire any rights in such shares. Such automatic transfer will be deemed to be effective as of the close of business on the Business Day (as defined in the Amended Declaration) prior to the date of the prohibited transfer or at such other time determined by the Board of Trustees. Shares held in the charitable trust will be issued and outstanding shares. The Prohibited Owner will not benefit economically from ownership of any shares held in the charitable trust, will have no rights to dividends and will not possess any rights to vote or other rights or claims attributable to the shares held in the charitable trust. The trustee of the charitable trust (the “Charitable Trustee”) will have all voting rights and rights to dividends or other distributions with respect to shares held in the charitable trust, which rights will be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to our discovery that shares have been transferred to the Charitable Trustee or prior to the time the shares are transferred to the Charitable Trustee will be paid by the recipient of such dividend or other distribution to the Charitable Trustee upon demand, and any dividend or other distribution authorized but unpaid will be paid when due to the Charitable Trustee. Any dividend or other distribution so paid to the Charitable Trustee will be held in trust for the Charitable Beneficiary. Subject to applicable law, effective as of the date that such shares have been transferred to the charitable trust, the Charitable Trustee will have the authority (at the Charitable Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to our discovery that such shares have been transferred to the charitable trust and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary. However, if we have already taken irreversible trust action on the basis of, because of, or in reliance on such vote, then the Charitable Trustee will not have the authority to rescind and recast such vote.

The Amended Declaration also provides that within 20 calendar days of receiving notice from us that shares have been transferred to the charitable trust, the Charitable Trustee must sell the shares held in the charitable trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in our Amended Declaration. Upon such sale, the interest of the Charitable Beneficiary in the shares sold will terminate and the Charitable Trustee must distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as follows. The Prohibited Owner shall receive the lesser of (i) the net price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the charitable trust (e.g., a gift, devise or other such transaction), the Market Price (as defined in the Amended Declaration) of such shares on the day of the Prohibited Owner acquired such shares less the costs, expenses and compensation of the Charitable Trustee and the Company as provided in Section 7.11 of the Amended Declaration (collectively, the “Expenses”) and (ii) net sales proceeds received by the Charitable Trustee from the sale or other disposition of the shares held in the charitable trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be paid to the Charitable Beneficiary less the Expenses. If, prior to our discovery that shares have been transferred to the charitable trust, such shares are sold by a Prohibited Owner, then (i) such shares will be deemed to have been sold on behalf of the charitable trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to the aforementioned requirement, such excess will be paid to the Charitable Trustee upon demand.

Additionally, under the Amended Declaration, shares held in the charitable trust will be deemed to have been offered for sale to us, or our designee, at a time pursuant to the terms of the Amended Declaration and at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer of the shares to the charitable trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date that we, or our designee, accepts such offer, in each case of the aforementioned (i) and (ii) less the Expenses. We will have the right to accept such offer until the Charitable Trustee has sold the shares held in the charitable trust. Upon such a sale to us, the interest of the Charitable Beneficiary, if any, in the shares sold will terminate and the Charitable Trustee will distribute the net proceeds of the sale to the Prohibited Owner and Charitable Beneficiary as described above.

Lastly, pursuant to the Amended Declaration, every owner of 5% or more of any class or series of our shares of beneficial interest outstanding at the time of determination shall within 30 days after the end of each taxable year and also within three business days after our request, give written notice to us stating the name and address of such owner, the number of shares which the owner beneficially owns, and a description of the manner in which such shares are held; provided a shareholder who holds shares as a nominee for another person, which other person is required to include in its gross income the distribution received on such shares (the "Actual Owner"), shall give written notice to the Company stating the name and address of such Actual Owner and the number of shares of such Actual Owner with respect to which the shareholder is nominee.  Each such Actual Owner must provide to us such additional information as we may request in order to determine the effect, if any, of such beneficial ownership on our status as a REIT, to ensure compliance with the Ownership Limit, and to determine our compliance with other applicable laws or requirements. In addition, each other shareholder will, upon demand, be required to provide to us such information as we may request in order to determine our status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

The ownership limitations contained in both our Current Declaration and the Amended Declaration could delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for our common shares or otherwise be in the best interest of our shareholders.

Shareholder Action by Written Consent

Although our Bylaws provide for shareholder action by written consent, the Current Declaration does not address the topic of shareholder action by written consent. The Amended Declaration includes provisions at Section 8.2 addressing shareholder action by written consent that are consistent with the provision of our current Bylaws.

Limitation of Shareholder Liability and  Indemnification

The limitation on shareholder liability provided under the Current Declaration and Amended Declaration are substantively the same, in that they provide the maximum protections provided under Maryland law with the following clarifications provided for in Section 9.1:

●	The limitation on shareholder liability provided for in Section 9.2 of the Amended Declaration will not serve to exclude any other right to which a shareholder may be lawfully entitled nor shall the limitation on shareholder liability in the Amended Declaration restrict the right of the Company to indemnify or reimburse a shareholder as appropriate and as approved by the Board of Trustees; and

●	The Amended Declaration clarifies that the limitation on shareholder liability provided for in Section 9.2 of the Amended Declaration shall not create any liability on the Company to reimburse shareholders for taxes assessed by reason of their ownership of our shares or for losses suffered by reason of changes in the market value of our shares.

The Amended Declaration incorporates and adopts the terms regarding indemnification as set forth in our current Bylaws.  Under the Current Declaration, our indemnification obligation is limited by the provisions of our Bylaws.  Under the Amended Declaration, the Company shall, to the fullest extent permitted by Maryland law and without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of a final disposition of a proceeding to: (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any person, while a trustee or officer and at the request of the Company, also serves as a director, officer, partner or trustee to another entity, plan or enterprise and who is made or threaten to be made a party to a proceeding by reason of his or her service in the aforementioned capacities. The Company may, with the approval of the Board of Trustees or a duly authorized committee thereof, provide indemnification and advance of expenses to any person who served the Company in any of the aforementioned capacities and to any employee or agent of the Company or predecessor entity. The Amended Declaration further clarifies that the indemnification and payment of expenses described in Section 9.4  shall not be deemed exclusive of or limit in any way other rights any person seeking indemnification or payment of expenses may be or may become entitled to under any bylaw, regulation, insurance, agreement, or otherwise. This approach of authorizing a company to provide maximum indemnification, payment or reimbursement of expenses, and advance of expenses in the charter, and providing similar or identical provisions on indemnification in the company’s bylaws, is common among Maryland-formed publicly-traded REITs.

Share Certificates and Share Certificate Legend

The Current Declaration is silent on the obligation of the Company to provide share certificates. The direct registration system of the NYSE provides an alternative to holding securities in certificate form or in “street name” at a brokerage firm by enabling investors to have securities registered directly in the investor’s name on the books of the issuer or its transfer agent. The Amended Declaration now, along with our Bylaws, fully authorize us to operate our shareholder records in a manner in which we may participate in systems such as the NYSE’s direct registration system. The Amended Declaration adopts provisions from our Bylaws that reflect the Board of Trustees’ power to authorize the Company to issue uncertificated shares.  The Amended Declaration also mandates that all certificates, if any, for our shares bear a legend summarizing our transfer and ownership restrictions. The Amended Declaration, in the alternative, permits that instead of a legend, the certificate, if any, may state that the Company (or its duly authorized agent) will furnish a full statement or summary about certain restrictions on share transferability and ownership to shareholders upon request and without charge.

Amendment of Certain Other Provisions of Our Current Declaration

In addition to the Amendments specifically discussed in this Proxy Statement, the Amended Declaration contains certain other amendments to our Current Declaration. These amendments include the clarification of certain wording and the elimination of outdated phrases, references or practices.  For example, at Article IIII of the Amended Declaration, we list the current members of the Board of Trustees, but state that it shall not be necessary or required to list in the Amended Declaration the names and addresses of any subsequent trustees later elected or appointed to the Board of Trustees. You are urged to read the Amended Declaration in its entirety.

Vote Required

Certain aspects of Proposal 6 must be approved by the affirmative vote of the holders of not less than a majority of the Common Shares outstanding and entitled to vote. Other Amendments within Proposal 6 that cover or relate to Sections 2.3, 6.6(d), (e), (f), and (g), and Sections 9.2 and 9.3 of the Current Declaration must be approved by the affirmative vote of holders of not less than two-thirds, or 66%, of the Common Shares outstanding and entitled to vote.  Because the aforementioned Amendments requiring a two-thirds majority for approval are included in this Proposal 6, then in order for Proposal 6 to be approved in its entirety, two-thirds, or 66%, of the holders of our Common Shares must vote for its passage.  If Proposal 6 achieves the affirmative vote of less than a two-thirds majority of our Common Share holders, but not less than a majority, or 50%, then the Amendments in Proposal 6 that required the support of not less than a majority of our Common Share holders shall be effective.  These Amendments include the Purpose and Powers of the Board of Trustees, Terms of Service Upon Filling a Vacancy on the Board of Trustees, Incorporation of the Terms and Conditions of the Company’s Outstanding Preferred Shares, Shareholder Action by Written Consent, Limitation of Shareholder Liability and Indemnification, Share Certificates and Share Certificate Legend, and Amendment of Certain Other Provisions of Our Current Declaration. For purposes of the vote on Proposal 6, abstentions and broker non-votes, if any, will have the same effect as votes "AGAINST" Proposal 6.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 6.

Proposal 7:  To Amend the Current Declaration to Increase the Number of Authorized Shares from 250,000,000 to 350,000,000

Description of Proposal 7

The Board of Trustees recommends that the Company’s shareholders approve an amendment to Article VI, Section 6.1 of the Current Declaration to increase the total number of authorized shares of beneficial interest from 250,000,000 to 350,000,000. If the Amendment is approved by the shareholders, it will become effective upon filing the Amended Declaration with the SDAT.

As of the Record Date, the Company had 116,397,167 Common Shares issued and outstanding, 4,552,228 Common Shares reserved for issuance following the exercise of stock options, conversion of  allocated performance shares, and redemption of limited partnership operating units in Glimcher Properties Limited Partnership (“GPLP”), and 11,900,000 shares designated and issued as preferred shares.  Additionally, we have 1,667,095 Common Shares reserved for issuance under the DRIP as of the Record Date. Furthermore, the Company issued 14,822,620 Common Shares as part of a secondary stock offering during fiscal year 2011 and, as of the Record Date, 15,975,917 Common Shares as part of our “at-the-market” stock offering program (the “ATM Program”) instituted during fiscal year 2011.

We anticipate that in the short-term we will continue to issue Common Shares through our ATM Program as market conditions warrant, and continue to look for opportunities to raise additional capital, as appropriate and as market conditions warrant, outside of our ATM Program and DRIP.  Additionally, we anticipate a need for having a sufficient number of authorized shares available for future issuance in connection with capital raising activities other than those previously described, for mergers and acquisition transactions, share splits, and other corporate purposes.

As discussed above under Proposal 4, we are also asking our shareholders to approve the Incentive Plan, which also contributes to the necessity of increasing our share authorization under the Current Declaration.  We anticipate that if Proposal 7 is approved, then we will have sufficient share capital over the next several years to pursue the previously described activities in a manner consistent with our established past practices, as well as other general corporate purposes, including issuance of shares and share options under our shareholder approved employee benefit plans and option plans.

 The Board of Trustees believes that the increase in the total number of authorized shares will help the Company to meet its future needs and enhance its flexibility to respond quickly to market opportunities and conditions to execute transactions requiring either the issuance of securities or proceeds from a stock issuance. Failure to implement the proposed amendment could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.

The Board of Trustees, or a duly authorized committee thereof, will determine whether, when and on what terms the issuance of common shares, preferred shares or other securities of the Company may be warranted in connection with the purposes described above and, with respect to any preferred shares, the Board of Trustees, or a duly authorized committee thereof, will determine the terms of the securities, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters. If Proposal 7 is approved by the shareholders, the additional common shares or preferred shares will be available for issuance from time to time without further action by the shareholders, unless required by applicable law, regulatory agencies or the rules of any stock exchange on which the Common Shares are then listed or quoted. Under the Current Declaration, shareholders do not have preemptive rights with respect to the shares.

Proposal 7 is not presented to shareholders with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares in the future to make it more difficult or to discourage an attempt to acquire control of the Company. As of the date of the Meeting Notice, the Company is unaware of any pending or threatened efforts to acquire control of the Company.

Furthermore, the submission of this proposal is not part of any plan by the Company’s Board of Trustees or management to engage in any transaction which would require the approval of this proposed increase.

Vote Required

Under the Current Declaration, the affirmative vote of not less than a majority of the Common Shares then outstanding and entitled to vote is necessary to approve the Proposal 7. For purposes of the vote on Proposal 7, abstentions and broker non-votes, if any, will have the same effect as votes "AGAINST" Proposal 7.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 7.

EXCEPT WHERE OTHERWISE INSTRUCTED AND AS PERMITTED UNDER NYSE RULES, COMPLETED PROXIES THAT HAVE BEEN SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED: (1) FOR THE ELECTION OF EACH OF THE NOMINEES OF THE BOARD OF TRUSTEES LISTED ABOVE, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012, (3) FOR THE FOREGOING RESOLUTION STATED UNDER PROPOSAL 3, (4) FOR APPROVAL OF THE INCENTIVE PLAN, AND (5) FOR APPROVAL OF THE AMENDMENTS TO THE CURRENT DECLARATION.

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INFORMATION ABOUT OUR TRUSTEES, TRUSTEE NOMINEES, & EXECUTIVE OFFICERS

The following information is provided with respect to current members of the Board of Trustees whose terms do not expire at the Annual Meeting, nominees for election to the Board of Trustees, and executive officers of the Company.  In addition to the biographical information presented, also included for each trustee and trustee nominee is a listing of the particular skills, qualifications, experience, or attributes that led the Board of Trustees to conclude that the respective trustee or trustee nominee should serve on the Board of Trustees.  For each trustee and trustee nominee, the skills, qualifications, experience, or attributes listed below are in addition to the qualifications and skills that each trustee and trustee nominee possesses and which are described in the section of this Proxy Statement entitled Corporate Governance and under the subsection entitled Minimum Qualifications and Process for Identifying and Evaluating Trustee Nominees. The executive officers listed are elected by and serve at the discretion of the Board of Trustees and hold the respective offices adjacent to their names set forth below as of the Record Date. The biographical information provided has been furnished to the Company by the respective individuals listed below and is current as of the Record Date. The information on the skills, qualifications, experience, or attributes of each trustee and trustee nominee is current as of the date of the Meeting Notice.  Other than Michael P. Glimcher and Herbert Glimcher, who is the father of Michael P. Glimcher, none of the trustees, trustee nominees, or executive officers of the Company are related to each other.

Biographies of Our Trustees & Trustee Nominees

Set forth below is biographical information concerning the members of the Board of Trustees.

Trustees With Terms That Do Not Expire at the Annual Meeting

Richard F. Celeste, 74, has served as a trustee of the Company since September 2007.  Mr. Celeste is currently engaged in executive search as well as international business activity.   Mr. Celeste retired as  President of Colorado College located in Colorado Springs, Colorado where he served in that position from July 2002 to May 2011.  Mr. Celeste has also held several positions in government, including, United States Ambassador to India from 1997-2001, Governor of the State of Ohio from 1982-1990, and Lieutenant Governor of the State of Ohio from 1974-1978.  Mr. Celeste serves on the Board of Directors for the Health Effects Institute, the Gates Family Foundation, and the Downtown Partnership.  Mr. Celeste has a Bachelor of Arts in History from Yale University and studied as a Rhodes Scholar at Oxford University. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Celeste should serve as a trustee because of his management skills and experience as well as his general business, corporate governance, political and governmental, non-profit/philanthropic, and media and public relations experience.  Mr. Celeste is a member of the Nominating and Corporate Governance Committee and Executive Compensation Committee of the Board of Trustees. Mr. Celeste serves as a Class II Trustee.

Wayne S. Doran, 75, has served as a trustee of the Company since October 1999.  He retired in the fall of 2000 as a Vice President of Ford Motor Company (“Ford”) and Chairman of the Board of Ford Motor Land Services Corporation, a then wholly-owned real estate subsidiary of Ford.  Mr. Doran is a trustee of the Urban Land Institute.  He is a director of the Arizona State University Foundation, Arizona State University Research Park, Barrow Neurological Foundation, and the PGA TOUR Golf Course Properties.  He is a board member for the Henry Ford Health System.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Doran should serve as a trustee because of his overall management skills and experience as well as his experience in the real estate industry, general business, political and governmental, philanthropic, entrepreneurial, corporate governance, real estate development, construction, public company, and corporate management experience. Mr. Doran is the Chairman of the Strategic Planning Committee of the Board of Trustees and serves as the lead trustee among the independent members of the Board of Trustees.  He also serves on the Executive Committee of the Board of Trustees. Mr. Doran is a Class II Trustee.

Michael P. Glimcher, 44, is Chairman of the Board of Trustees and Chief Executive Officer of the Company.  He has served as a trustee of the Company since June 1997.  Mr. Glimcher assumed the position of Chairman of the Board in September 2007.  He was appointed President of the Company in December 1999 and served in that position until September 2007.  Mr. Glimcher was elected Chief Executive Officer of the Company in January 2005.  Prior to holding his current positions, he served as Executive Vice President of the Company from March 1999 to December 1999, as the Company’s Senior Vice President of Leasing and Development from May 1998 to March 1999, as the Company’s Senior Vice President of Leasing from September 1996 to May 1998, as the Company’s Vice President of Leasing from April 1995 to September 1996, as the Company’s Director of Leasing Administration from 1993 to April 1995, and various other employment positions within the Company since 1991. Mr. Glimcher is active in several charitable and community organizations.  He is also a member of International Council of Shopping Centers (“ICSC”) and National Association of Real Estate Investment Trusts (“NAREIT”).  Mr. Glimcher serves on the Board of Governors for NAREIT as well as the board of trustees for ICSC, the Arizona State University Foundation, and the Wexner Center for the Arts. Additionally, Mr. Glimcher serves on the editorial board for REIT: Real Estate Investment Today magazine.  As a result of these and other professional experiences, including the experience and skills acquired by Mr. Glimcher during his service in various management positions within the Company as well as his experience in the retail and real estate industries, the Board of Trustees has concluded that Mr. Glimcher should serve as a trustee because of his general business experience, corporate management, risk management, public company, corporate governance, entrepreneurial, and philanthropic experience, as well as his experience with respect to banking and financing transactions, real estate development and construction activities, and his overall management skills and experience.  Mr. Glimcher is the Chairman of the Executive Committee of the Board of Trustees, a member of the Board of Trustee’s Strategic Planning Committee, and also a member of the Company’s Disclosure Committee. Mr. Glimcher is a Class II Trustee.

Timothy J. O’Brien, 59, has served as a trustee of the Company since May 2007. Mr. O’Brien is currently the Principal of TOB Consulting, LLC, which provides consulting services in general business, legal and environmental matters.  He is also co-founder and Policy Director of the Blue Economy Center, a 501(c) organization which works on sustainable innovations in policy and technology in the water sector. Mr. O’Brien previously held several positions with Ford, including Deputy Chief of Staff to the Chairman and Chief Executive Officer of Ford from December 2005 to December 2006, Vice President, Corporate Relations from December 2001 to December 2005, and various other positions within the Ford organization during the period of August 1976 to December 2001.  Mr. O’Brien’s professional memberships include the state bar associations of Michigan and Florida as well as the United States Supreme Court and United States Tax Court.  He is currently a member of the President’s Council of the Michigan Environmental Council and the Board of Trustees of Oakwood Healthcare, Inc. (“Oakwood”), which operates a comprehensive regional network of hospitals, health care centers, skilled nursing centers and related health care facilities.  Mr. O’Brien is also a member of the Strategic Planning Committee of the Board of Trustees for Oakwood and is Chairman of Oakwood’s Joint Conference Committee.  Mr. O’Brien has a Bachelor of Arts degree from the University of Michigan-Dearborn and a Juris Doctorate from Michigan State University Law School.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. O’Brien should serve as a trustee because of his experience in the real estate industry and his general business, finance and accounting, legal, corporate governance, governmental, entrepreneurial, political, environmental, public relations, philanthropic, corporate management, and public company experience as well as his overall management experience and skills. Mr. O’Brien is a member of the Audit Committee, Executive Committee, and Strategic Planning Committee of the Board of Trustees.  Mr. O’Brien serves as a Class I Trustee.

Niles C. Overly, 61, has served as a trustee of the Company since May 2004.  He currently serves as Chairman and Chief Executive Officer of Metro Data Center, LLC., a high tier data center located in Dublin, OH, and has served in that position since 2011.  Mr. Overly also serves as Chairman and Chief Executive Officer of BrightCastle Ventures LLC, a private equity and consulting company, and has served in that position since 1997.  He also served as Chairman of The Frank Gates Companies/Avizent (“Frank Gates”), which specializes in employee benefit and risk management services, from 2003 to August 2008. Mr. Overly served as Chief Executive Officer of Frank Gates from 1983 to March 2007.  He also served as General Counsel for Frank Gates from 1979 until 1983.  Prior to joining Frank Gates, Mr. Overly served as an international tax consultant with Arthur Andersen and Company.  He was also a partner in the law firm of Overly, Spiker, Chappano & Wood, L.P.A. for five years.  Mr. Overly is a graduate of the University of Virginia McIntire School of Commerce and received his Juris Doctorate from the University of Virginia School of Law.  His professional society memberships include the Ohio and Virginia Bar Associations as well as the Ohio State Institute of Certified Public Accountants.  He currently serves as a member of the Ohio Chamber of Commerce, a member of the Board of Directors and Executive Committee of the Ohio Chamber of Commerce, and is the former Chairman of the Ohio Chamber of Commerce. He has also been active in the Young Presidents Organization (“YPO”), having served as the Chairman and Education Chair of YPO’s Columbus, Ohio chapter. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Overly should serve as a trustee because of his general business, risk management, finance and accounting, compliance, legal, audit, corporate governance, public company, and entrepreneurial experience as well as his corporate management experience and skills.  Mr. Overly serves as Chairman of the Audit Committee.  He also serves on the Executive Compensation Committee and Executive Committee of the Board of Trustees. Mr. Overly is an Audit Committee Financial Expert as determined by the Board of Trustees.  Mr. Overly serves as a Class I Trustee.

Alan R. Weiler, 78, has served as a trustee of the Company since January 1994.  Mr. Weiler served as President of Archer-Meek-Weiler Agency, Inc., an insurance agency (“Archer-Meek-Weiler”) located in Columbus, Ohio, from 1970 to 2002.  He served as Chairman of Archer-Meek-Weiler from January 2006 until Sky Insurance, Inc. (a subsidiary of Huntington Bancshares Corporation) acquired Archer-Meek-Weiler in October 2007.  Since October 2007, Mr. Weiler has served as Senior Vice President of Huntington Insurance (f/k/a Sky Insurance, Inc.).  Mr. Weiler served on the Board of Directors of ProCentury Corporation until 2008. Mr. Weiler is active in several charitable and cultural organizations.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Weiler should serve as a trustee because of his experience in the real estate, risk management, and insurance industries as well as his general business, corporate governance, sales, pubic company, and philanthropic experience plus his overall corporate management skills and experience. Mr. Weiler is a member of the Strategic Planning Committee of the Board of Trustees and is a Class II Trustee.

William S. Williams, 58, has served as a trustee of the Company since May 2004.  He currently serves as Chairman and Chief Executive Officer of The W. W. Williams Company (the “Williams Company”), which is primarily an industrial equipment distributor headquartered in Columbus, Ohio. Mr. Williams joined the Williams Company in April 1978 and became Chief Executive Officer in 1992.  He was elected Chairman of the Williams Company in 1999.  The Williams Company sells and services diesel engines, transmissions, and generator sets throughout the midwest, southeast, and southwest regions of the United States.  He serves on the Executive Committee of the North America Distributor Council and is active in other community organizations. He is also an inactive Certified Public Accountant, holds a Bachelor of Arts in Economics from Duke University, and a Master of Business Administration in Finance from The Ohio State University.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Williams should serve as a trustee because of his general business, finance and accounting, corporate governance, audit, compliance, and sales experience as well as his experience in the banking and finance industries and corporate management experience and skills. Mr. Williams serves as Chairman of the Executive Compensation Committee and is a member of the Audit Committee as well as the Nominating and Corporate Governance Committee of the Board of Trustees. Mr. Williams serves as a Class I Trustee.

Nominees for Election as Class III Trustee

David M. Aronowitz, 55, has served as a Class III Trustee of the Company since May 2006.  Mr. Aronowitz is currently President and Chief Executive Officer of The Gnoêsis Group, LLC, a legal consulting and staffing company based in Columbus, Ohio.  He previously served as Executive Vice President, General Counsel, and Corporate Secretary of The Scotts Miracle-Gro Company, a manufacturer and distributor of lawn and garden care products located in Marysville, Ohio, from March 2001 to July 2007, where he oversaw all legal matters as well as community relations and governmental affairs for the company.  Mr. Aronowitz has a Bachelor of Arts degree from Haverford College and a Juris Doctorate from Yale Law School. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Aronowitz should serve as a trustee because of his legal skills and experience as well as his general business, political, governmental, risk management, philanthropic, corporate governance, environmental, audit, compliance, sales, and public company management experience. Mr. Aronowitz is a member of the Audit Committee, Executive Compensation Committee, and Nominating and Corporate Governance Committee of the Board of Trustees.

Herbert Glimcher, 83, has served as a Class III Trustee of the Company since its inception in September 1993 and served as Chief Executive Officer of the Company from May 1997 until his resignation as Chief Executive Officer in January 2005.  Mr. Glimcher served as Chairman of the Board of Trustees from September 1993 until September 2007.  Mr. Glimcher is currently Chairman Emeritus of the Board of Trustees.  He served as President of the Company from March 1998 until December 1999.  Mr. Glimcher served as Senior Advisor to the Company from February 2005 to May 2007.  He is currently Chairman of the Board of Directors of The Glimcher Company. Mr. Glimcher is a nationally recognized innovator in the field of shopping center development, having been instrumental in the management, acquisition, and development of over 100 shopping centers during a real estate career spanning over 40 years.  Mr. Glimcher is a member of the Board of Trustees of Mount Carmel Health System, Inc., a member of the Board of Directors of The Ohio State University Foundation, and a member of the Board of Trustees of the Columbus Jewish Foundation.  Mr. Glimcher is a member of ICSC and NAREIT. As a result of these and other professional experiences, including the experience and skills acquired by Mr. Glimcher during his service in various management positions within the Company, as well as his experience in the retail and real estate industries, the Board of Trustees has concluded that Mr. Glimcher should serve as a trustee because of his general business experience, risk management, corporate governance, entrepreneurial, and philanthropic experience as well as his experience with respect to banking and financing transactions, real estate development and construction activities, and his corporate management skills and experience. Mr. Glimcher serves on the Strategic Planning Committee of the Board of Trustees.

Howard Gross, 69, has served as a Class III Trustee of the Company since September 2004.  He served as interim Chief Executive Officer for Eddie Bauer Holdings, Inc. (“Bauer”), a specialty retailer that sells casual sportswear and accessories, from February 2007 to July 2007.  Mr. Gross retired in December 2003 as President and Chief Executive Officer of HUB Distributing, a privately owned regional retailing business.  Mr. Gross also served as President and Chief Operating Officer of Today’s Man, a New Jersey menswear retailer, from 1995 to 1996, as well as President and Chief Executive Officer of The Limited Stores, a women’s retail clothier based in Columbus, Ohio, from 1991 to 1994, and President and Chief Executive Officer of Victoria’s Secret from 1983 to 1991.  Mr. Gross received a Bachelor of Arts degree from the University of Akron.  Mr. Gross currently serves on the advisory board of Santa Clara University Retail Management Institute.  Mr. Gross served on the Board of Directors of TSIC, Inc. (f/k/a The Sharper Image Corporation) until 2008. Additionally, Mr. Gross served on the Board of Directors of Bauer until 2009. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Gross should serve as a trustee because of his experience in the retail industry and corporate management skills and experience as well as his general business, sales, corporate governance, and public company experience.  Mr. Gross is a member of the Executive Compensation Committee and Strategic Planning Committee of the Board of Trustees.  He is also Chairman of the Nominating and Corporate Governance Committee of the Board of Trustees.

Biographies of Our Executive Officers

Michael P. Glimcher, 44, is the Chairman of the Board and Chief Executive Officer of the Company.  Biographical information regarding Mr. Michael P. Glimcher is set forth in the section of this Proxy Statement entitled “Information About Our Trustees, Trustee Nominees, & Executive Officers – Biographies of Our Trustees & Trustee Nominees.”

Marshall A. Loeb, 49, is the President and Chief Operating Officer of the Company.  Mr. Loeb joined the Company in May 2005 as Executive Vice President and Chief Operating Officer and served in that capacity until his promotion to President and Chief Operating Officer in September 2007.  As President and Chief Operating Officer, Mr. Loeb provides global direction in all operational areas of the Company.  Mr. Loeb holds a Master of Business Administration from Harvard Business School.  He also holds Bachelor of Science and Master of Tax Accounting degrees from the University of Alabama.  Mr. Loeb is a member of ICSC and NAREIT. Mr. Loeb is a member of the Company’s Disclosure Committee.

George A. Schmidt, 64, is the Executive Vice President of Development, General Counsel and Secretary of the Company and has held this position since January 1, 2012.  Mr. Schmidt served as Executive Vice President and Chief Investment Officer of the Company from January 2007 to December 31, 2011.  He served as Senior Vice President of the Company from September 1996 until his promotion to Executive Vice President of the Company.  Mr. Schmidt also served as a Class II Trustee of the Company from May 1999 to May 2005.  In his current role, Mr. Schmidt oversees all of the Company’s new development and redevelopment projects, assists in managing the Company’s strategic investment activity, and supervises all legal, compliance, and governance matters for the Company.  Mr. Schmidt has a Bachelor of Arts degree from Cornell University, a Master of Business Administration from Ohio University, and a Juris Doctorate from Case Western Reserve University.  Mr. Schmidt is a member of the American, Ohio, Texas, and Columbus (OH) Bar Associations.  Mr. Schmidt is also a member of ICSC and NAREIT. Mr. Schmidt is a member of the Company’s Disclosure Committee.  Mr. Schmidt has been a lecturer on shopping center leasing, legal, development, and corporate governance issues for the American Bar Association, ICSC, and Ohio University.

Mark E. Yale, 46, is the Executive Vice President, Chief Financial Officer, and Treasurer of the Company.  Mr. Yale joined the Company in August 2004 and served as Senior Vice President and Chief Financial Officer from that time until May 2005.  Mr. Yale was elected Treasurer of the Company in May 2005 and promoted to Executive Vice President in May 2006. Mr. Yale has a Bachelor of Science in Business Administration from the University of Richmond and is an inactive Certified Public Accountant.  Mr. Yale is a member of the American Institute of Certified Public Accountants (“AICPA”), ICSC, and NAREIT.  Mr. Yale is a member of the Company’s Disclosure Committee.

Thomas J. Drought, Jr., 50, is the Executive Vice President, Director of Leasing of the Company and has held this position since January 1, 2011. Mr. Drought served as Senior Vice President, Director of Leasing from January 2002 until promoted to his current position.  Since joining the Company in March 1997, Mr. Drought has served in various leasing positions with the Company, including Regional Leasing Director and Vice President of Leasing.  Mr. Drought is responsible for directing and overseeing leasing of all properties within the Company’s real estate portfolio.  Mr. Drought has more than 25 years of extensive real estate leasing experience and holds the designation of Senior Certified Leasing Specialist from ICSC.  Mr. Drought holds a Bachelor of Arts in Business Administration from Southern Methodist University.

Armand Mastropietro, 49, is the Senior Vice President, Property Management of the Company.  Mr. Mastropietro served as Vice President, Property Management from June 2004 until promoted to his current position in September 2007. Mr. Mastropietro served as the Company’s Regional Director of Property Management from May 2000 to June 2004.  Mr. Mastropietro joined the Company in 1998 and served as a General Manager for one of the Company’s regional mall properties.  Mr. Mastropietro has a Bachelor of Science degree in Business Administration from Youngstown State University.

Melissa A. Indest, 48, is Senior Vice President, Finance and Accounting for the Company and has served in that position since June 2010. Ms. Indest joined the Company in 2003 as Vice President, Controller to manage the day-to-day operations of the Company’s accounting department including external and financial reporting, tax reporting, and lease accounting.  Ms. Indest served as Vice President, Controller until promoted to Vice President, Finance and Accounting in March 2007 and in that capacity assumed additional responsibility for managing the Company’s budgets, forecasts, as well as investor relations functions.  Ms. Indest served as Vice President, Finance and Accounting until June 2010.  Ms. Indest is a member of the National Investor Relations Institute, AICPA, ICSC, and NAREIT. Ms. Indest also serves on the Governing Board of Directors for Lifeline of Ohio Organ Procurement, Inc. (“LOOP”), a non-profit organization.  Ms. Indest serves as chairperson of LOOP’s Finance and Audit Committee as well as LOOP’s Treasurer.  Ms Indest is a Certified Public Accountant and received a Bachelor of Arts in Accounting from the University of Akron.

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CORPORATE GOVERNANCE

Introduction

In this section, we will discuss the leadership structure of our Board of Trustees and corporate governance policies and procedures used by our company and the Board of Trustees in governing and overseeing the affairs of the Company.  The discussion of our governance policies and procedures will cover policies and procedures implemented to: (i) evaluate, determine, and nominate trustee nominees, (ii) review and approve related party transactions, and (iii) address the Company’s disclosure obligations. We will also discuss the Board of Trustees’ annual independence evaluation of its trustees. The section will conclude with a discussion of the Board of Trustees’ role in overseeing risk in the Company’s business and operations.

Board Leadership

At this time, our Chairman of the Board, who is also our Chief Executive Officer, presides over our Board of Trustees.  Although we have separated the role of Chairman of the Board from that of Chief Executive Officer on a few occasions throughout our history, we believe that having one person hold the roles of Chairman of the Board and Chief Executive Officer is the most effective way at this time to organize the leadership structure of the Board of Trustees. The Nominating and Corporate Governance Committee of the Board of Trustees periodically reviews this structure to assess its effectiveness.  Our Board of Trustees is not required by our Bylaws or the Declaration to have one person hold the positions of Chairman of the Board and Chief Executive Officer, but we currently believe the leadership of our Board of Trustees is improved by having this structure for the following reasons.

First, we believe that having one person hold the roles of Chairman of the Board and Chief Executive Officer promotes unified leadership and direction for our Board of Trustees and executive management allowing for a single and clear focus for the chain of command to execute the Company’s strategic initiatives and business plans.  Because our Chief Executive Officer is primarily responsible for managing the Company’s day-to-day operations and strategic decisions, he is in the best position to chair meetings of the Board of Trustees where key business and strategic issues are discussed. Secondly, because our Chief Executive Officer has been employed in various managerial and supervisory capacities at the Company for over 20 years, the Board of Trustees can make use of his experience and unique insight with the Company and industry in the roles of both Chairman of the Board and Chief Executive Officer. We believe this is especially important during this period of macroeconomic recovery as the Company continues to implement fiscal and operational strategies intended to enhance the Company’s performance and overall financial outlook.  Third, we believe that electing one person to hold the roles of Chairman of the Board and Chief Executive Officer results in a more efficient structure for our Board of Trustees to oversee, manage, and monitor each position. We believe that separating the roles could result in unnecessary and unproductive competition for the attention of individual Board of Trustee members as well as the Board of Trustees as a whole and lead to ineffective and inconsistent communication among the Board of Trustees, Chairman of the Board, Chief Executive Officer, and senior management, resulting in uninformed and shortsighted decision-making by the Board of Trustees.  By appointing one person to serve as Chairman of the Board and Chief Executive Officer, we believe the Board of Trustees can focus its managerial and oversight attention on one individual and more effectively implement its directives into the Company’s operations and strategic initiatives.

In addition to having a combined Chairman of the Board and Chief Executive Officer to preside over the Board of Trustees, the leadership structure of the Board of Trustees also includes the role of lead independent trustee. Our Corporate Governance Guidelines require that the Board of Trustees have leadership for its independent trustees. We created the position of lead independent trustee to provide this leadership function. The independent trustees of the Board of Trustees annually elect, from among themselves, a lead independent trustee.  Additionally, our lead independent trustee also chairs discussions among the independent trustees, facilitates communication between the Company’s senior management and the independent trustees, and serves when requested as a spokesperson on behalf of the independent trustees in matters concerning the press and public.  We believe the combined role of Chairman of the Board and Chief Executive Officer coupled with the existence of a lead independent trustee is the appropriate leadership structure for the Board of Trustees at this time because it provides sufficient independent oversight while avoiding unnecessary confusion regarding the Board of Trustees’ oversight responsibilities and the day-to-day management of the Company’s business operations and strategic decisions.

Also, in addition to having a combined Chairman of the Board and Chief Executive Officer and lead independent trustee, the leadership structure of the Board of Trustees also includes the various chairpersons that lead its standing committees.  The chairpersons of the Board of Trustees’ five standing committees are currently held by five different trustees.  Currently, there is no prohibition in our governance policies preventing a trustee from serving as chairperson for more than one committee.  The chairpersons of the Audit Committee, Nominating and Corporate Governance Committee, and Executive Compensation Committee are currently held by independent trustees as required under the listing standards of the NYSE.  The chairperson of the Strategic Planning Committee is also an independent trustee. The chairperson of our Executive Committee is our Chairman of the Board and Chief Executive Officer; however, our Corporate Governance Guidelines mandate that a majority of the members of the Executive Committee must qualify as “independent” trustees under the listing standards of the NYSE. Under our Corporate Governance Guidelines, the chairperson for each of the Board of Trustees’ committees is required to report to the full Board of Trustees on the decisions and deliberations of the chairperson’s respective committee.  In addition to their reporting and committee management responsibilities, committee chairpersons, with the assistance of Company management as needed, are responsible for setting the agendas for committee meetings.  Under our Bylaws, the duties of the Chairman of the Board are to preside over meetings of the Board of Trustees and such person may also preside over shareholder meetings.  Finally, in September 2007, our former Chairman of the Board and Chief Executive Officer was appointed Chairman Emeritus by our Board of Trustees in recognition of his status as founder of the Company and in appreciation for his service to the Company; however, the role of Chairman Emeritus is an honorary position with no formal duties or responsibilities within the leadership structure of the Board of Trustees.

Corporate Governance Policies & Procedures

The Board of Trustees, the Audit Committee, and the Nominating and Corporate Governance Committee have adopted certain policies and procedures to guide the Board of Trustees in governing and overseeing the affairs of the Company.  Some of the key topics that these policies address include:

●	trustee independence	●	whistleblower reporting
●	trustee nominations	●	meeting attendance
●	review and approval of related party transactions	●	communications to the Board of Trustees
●	governance of the committees of the Board of Trustees	●	codes of ethics

Set forth below is a summary of the important corporate policies and procedures utilized by the Board of Trustees in governing the Company and overseeing its affairs.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board of Trustees adopted our Corporate Governance Guidelines.  The Corporate Governance Guidelines set forth various matters relating to how the Board of Trustees will govern the Company, including, without limitation, trustee qualification standards, trustee responsibilities, trustee compensation, trustee orientation, trustee term limits, trustee continuing education, and the relationship between the Board of Trustees, management, and any independent advisors.  The Board of Trustees has also adopted a Code of Business Conduct and Ethics that sets forth various policies for Company employees, agents, trustees, and representatives to follow in conducting business activities and transactions on our behalf.  The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.glimcher.com.

Code of Ethics for Senior Financial Officers

The Board of Trustees adopted our Code of Ethics for Senior Financial Officers, applicable to the Company’s Chief Executive Officer, Chief Financial Officer, and Senior Vice President, Finance and Accounting (the “Senior Financial Officers”), which is available on the Company’s website at www.glimcher.com.  The Code of Ethics for Senior Financial Officers supplements our Code of Business Conduct and Ethics and sets forth specific policies to guide the Senior Financial Officers in the performance of their duties.

Policy for the Reporting of Questionable Accounting or Financial Matters

The Audit Committee of the Board of Trustees adopted our Policy for the Reporting of Questionable Accounting or Financial Matters, which is available on the Company’s website at www.glimcher.com.  This policy sets forth the procedures and processes for persons to report any conduct that appears to raise ethical or legal concerns in connection with the Company’s accounting, internal accounting controls, financial reporting, or other auditing matters.

Corporate Compliance and Ethics Program

During fiscal year 2011, the Board of Trustees adopted a corporate compliance and ethics program.  The program is designed to prevent and detect criminal and other wrongdoing that violates the Company’s existing policies, guidelines, codes, bylaws, and procedures. The program incorporates the terms and conditions of the Company’s existing compliance policies, guidelines, codes, bylaws, and procedures where appropriate and establishes the processes and procedures by which ethics and compliance violations are reported to the Board of Trustees or a duly authorized committee of the Board of Trustees.  The Company’s General Counsel and Senior Director of Internal Audit have been appointed by the Audit Committee of the Board of Trustees to have shared responsibility for the day-to-day administration and oversight of the program.  The Senior Director of Internal Audit oversees and monitors compliance with the Company’s audit, tax, accounting, financial reporting, and finance policies and procedures that are covered by the program while the Company’s General Counsel oversees and monitors compliance with the Company’s ethics, governance, operational, records retention, and legal policies and procedures that are covered by the program. On an annual basis, the Company’s General Counsel reports to the Audit Committee on the implementation and effectiveness of the program.

Communications Between Shareholders and the Board of Trustees

Shareholders and other interested persons seeking to communicate with the Board of Trustees, including any of the independent members of the Board of Trustees, should submit any communications in writing to the Company’s Secretary at the following address:  Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215.  Any such communication from a shareholder must state the number of shares beneficially owned by the shareholder making the communication.  The Company’s Secretary will forward such communication to the full Board of Trustees or to any individual trustee or trustees to whom the communication is directed.

Trustee Nominations

The Nominating and Corporate Governance Committee will consider candidates for the Board of Trustees submitted by shareholders in accordance with: (i) the Bylaws, (ii) the provisions of the Amended and Restated Nominating and Corporate Governance Committee Charter, (iii) the Board of Trustees’ policy for shareholder nominated trustees as set forth below, and (iv) the policies more fully described in the section of this Proxy Statement entitled “General Information – Shareholder Proposals.”  Any shareholder wishing to submit a candidate(s) for consideration should send the following information to the Company’s Secretary at the following address: Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215:
  The shareholder’s name and current address, number of shares of the Company owned (including class, rank, and/or series), date such shares were acquired, investment intent with respect to the acquisition of the shares, and proof of ownership;
  The name, age, and business address of candidate(s) as well as the class, rank, and/or series, as well as the number of any shares of the Company that are owned by such person, the date such shares were acquired, and the investment intent of such acquisition;
  The name and current address, number of shares of the Company owned (including class, rank, and/or series), date on which such shares were acquired, investment intent with respect to the acquisition of the shares, and proof of ownership of any person associated with or working in concert with the nominating shareholder;
  The current name and address, if known, of any other shareholders supporting the candidate;
  Whether, and the extent to which, any hedging or other transaction or series of transactions has been entered into by or on behalf of such nominating shareholder or any person associated with or working in concert with the nominating shareholder, the effect of which is to mitigate loss or manage risk of share price changes or to increase the voting power of such persons with respect to the Company’s shares and a general description of such similar activity by the nominating shareholder or any person associated with or working in concert with the nominating shareholder with respect to shares of stock or other equity interests of any other company;

  A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history for at least the previous five years, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);
  A supporting statement which describes the candidate’s reasons for seeking election to the Board of Trustees;
  A description of any current or past arrangements, understandings or relationships between the candidate and the Company, its executive officers, or trustees;
  Other relevant information, factors or considerations (including any information relating to the candidate(s) required to be disclosed by the proposing shareholder under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); and
  A signed statement from the candidate, confirming such person’s willingness to serve on the Board of Trustees.
The Company’s Secretary will promptly forward such materials to the Chairperson of the Nominating and Corporate Governance Committee.  The Company’s Secretary also will maintain copies of such materials for future reference by the Nominating and Corporate Governance Committee when filling positions on the Board of Trustees.

The Nominating and Corporate Governance Committee will consider shareholder nominated candidates if a vacancy arises or if the Board of Trustees decides to expand its membership and at such other times as the Nominating and Corporate Governance Committee deems necessary or appropriate.  There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates trustee nominees submitted by shareholders as opposed to some other source.

Minimum Qualifications and Process for Identifying and Evaluating Trustee Nominees

The Company does not set specific criteria for members of the Board of Trustees except to the extent required by our Bylaws or to meet applicable legal, regulatory, and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the Securities and Exchange Commission (“SEC”), as applicable.  Nominees for trustee will be selected in accordance with the criteria set forth in our Bylaws and Corporate Governance Guidelines and on the basis of various other factors and criteria which the Board of Trustees deems relevant, including, without limitation, the achievement in their personal careers, senior management experience in business, experience in government or education, experience serving on corporate boards, experience in the retail, finance, banking, or real estate industries, wisdom, integrity, ability to make independent, analytical inquiries, understanding of the business environment, and willingness to devote adequate time to performing the duties incumbent upon members of the Board of Trustees.  Under our Bylaws, a person is eligible to be nominated or elected to the Board of Trustees once such person reaches the age of twenty-one and is not under or subject to any legal disability.

Beyond the skill and experience criteria discussed above, the Company, Board of Trustees, and Nominating and Corporate Governance Committee also seek to identify trustee nominees that enable the Board of Trustees to have a diversity of viewpoints in order to better understand and anticipate changes in the environment (business, governmental, social, etc.) in which the Company operates. The Board of Trustees and Nominating and Corporate Governance Committee have each sought to include diverse viewpoints and experiences on the Board of Trustees by having trustees from various industries outside of the Company’s industry, trustees who live or work in geographical areas outside of where the Company is headquartered or operates, and by having trustees with varying ranges of educational, practical, and real world experience. The Nominating and Corporate Governance Committee assesses how effective both the committee and the Board of Trustees are in creating diverse viewpoints on the Board of Trustees through annual trustee evaluations of the Board of Trustees’ performance and operation as well as during the meetings of the Nominating and Corporate Governance Committee in which trustee recruitment is discussed.

While the selection of qualified trustees is a complex and subjective process that requires consideration of many intangible factors, the Nominating and Corporate Governance Committee believes that each nominee for trustee should have the capacity, if chosen to serve on the Board of Trustees, to possess a basic understanding of: (i) the principal operational objectives, financial objectives, plans, and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any of its significant subsidiaries or business segments, and (iii) the relative position of the Company and its business segments in relation to its competitors.

When nominating a sitting trustee for re-election at an annual meeting of shareholders, the Nominating and Corporate Governance Committee will consider the trustee’s performance on the Board of Trustees and the trustee’s continued understanding of the aforementioned matters.  Under the Corporate Governance Guidelines, any trustee who has served on the Board of Trustees for twenty consecutive years or has reached the age of seventy-five shall not be eligible for nomination for re-election to the Board of Trustees, except for: (i) Mr. Herbert Glimcher, the current Chairman Emeritus, in recognition of his status as founder of the Company or (ii) any trustee who, based upon the recommendation of the Chief Executive Officer or a Nominating and Corporate Governance Committee member, as approved by the Nominating and Corporate Governance Committee, is regarded as a resource of high value to the Board of Trustees.

The Nominating and Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent trustees, shareholders, Company management, and third party search firms) when reviewing candidates to fill vacancies and/or expand the number of seats that comprise the Board of Trustees.  If a vacancy arises or the Board of Trustees decides to expand its membership, the Nominating and Corporate Governance Committee will ask each trustee to submit a list of potential candidates for consideration.  The Nominating and Corporate Governance Committee will then evaluate each potential candidate’s educational background, employment history, outside commitments, and other relevant factors and criteria to determine whether the candidate is potentially qualified to serve on the Board of Trustees.  At that time, the Nominating and Corporate Governance Committee also will consider potential nominees submitted by: (i) shareholders, if any, in accordance with the Bylaws and the procedures adopted by the Board of Trustees, (ii) the Company’s management, and (iii) any independent third party search firm(s) retained by the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will seek to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Trustees members, Company management, third party search firms, or other sources.

After completing this process, the Nominating and Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation.  If the process yields one or more desirable candidates, the Nominating and Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs.  The Nominating and Corporate Governance Committee Chairperson will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with all members of the Nominating and Corporate Governance Committee.  All such interviews are held in person and include only the candidate and the Nominating and Corporate Governance Committee members.  Based upon interview results and appropriate background checks, the Nominating and Corporate Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board of Trustees.

Policies and Procedures for Reviewing and Approving Related Party Transactions

The Audit Committee of the Board of Trustees has the responsibility for reviewing, approving (or disapproving), or ratifying any Related Party Transaction (this term is defined in the next paragraph).  Our policies and procedures that govern the disclosure of Related Party Transactions and the Audit Committee’s process in reviewing and assessing a Related Party Transaction are described in our Code of Business Conduct and Ethics (the “Code”) which is available on our website at www.glimcher.com.

Under the Code, we define a “Related Party Transaction” as any transaction or series of transactions in which: (i) the Company (or any of its subsidiaries) was, is, or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related party had, has, or will have a direct or indirect material interest. Under the Code, a related party’s position or relationship with a firm, corporation, or other entity that engages in a transaction with the Company (or any of its subsidiaries) will generally not constitute an indirect material interest if the interest is less than a 1% ownership, financial, or equity interest in such firm, corporation, or other entity.  A related party under the Code is defined to include any: (i) executive officer of the Company, trustee of the Company, nominee to the Board of Trustees, or Family Member (defined below) of such persons or (ii) stockholder known by the Company to beneficially own directly or indirectly more than five percent (5%) of the Company’s voting securities or any Family Member of such stockholder (provided such stockholder has such holdings when the Related Party Transaction(s) occurs or exists).  The term “Family Member” is defined in our Code to mean any spouse, parent, stepparent, child, stepchild, sibling, mother- or father-in-law, son- or daughter-in-law, and brother- or sister-in-law of any related party, and any person (other than a tenant or employee) sharing the household of any related party. Except for the Code’s definition of an indirect material interest, we interpret the Code’s rules and definitions for Related Party Transaction and related party consistent with Item 404(a) of Regulation S-K and its instructions (17 C.F.R. Sec. 229.404), the Exchange Act, and the Securities Act of 1933, as amended.

Under the Code, neither the Company nor any related party shall engage in a Related Party Transaction unless the material terms and conditions of the transaction are: (i) disclosed to the Audit Committee, (ii) approved in advance by the Audit Committee, and (iii) deemed by the Audit Committee to be no less favorable to the Company and its subsidiaries than the terms and conditions that could have been obtained from unaffiliated parties in an arm’s length transaction.  All employees and trustees of the Company who become aware of the existence of any existing, proposed, or potential Related Party Transaction are encouraged to bring that information to the attention of a supervisor, manager, or other appropriate Company personnel.

In reviewing any existing, proposed, or potential Related Party Transaction, the Audit Committee will conduct itself in accordance with all applicable laws and in accordance with our governance documents.  The Audit Committee will consider all relevant facts and circumstances to determine whether a Related Party Transaction exists, is proposed, or may occur and whether or not to approve the transaction. The Audit Committee may interview any Company personnel and any other third party that it deems appropriate or necessary to assist it in determining (i) whether there is a Related Party Transaction and (ii) whether to approve the transaction.  In connection with any review by the Audit Committee, it shall have access to all documents in the Company’s possession and shall have the authority to request additional documents it deems appropriate or necessary from any employee, trustee, or Family Member of such person(s) and any third party.  All Company personnel shall cooperate with any document or information requests made by the Audit Committee in connection with its review of a transaction.  In connection with the Audit Committee’s review of any existing, proposed, or potential Related Party Transaction, the Audit Committee shall have the authority to engage independent counsel, accounting advisors, or other consultants to advise it as it deems appropriate.

If a Related Party Transaction is approved by the Audit Committee, the Company will disclose the existence and material terms of the transaction in its securities filings if and to the extent required by applicable securities laws.  The Audit Committee shall inform the Board of Trustees of any approval, non-approval, or ratification of a Related Party Transaction.

The Disclosure Committee

The Disclosure Committee currently consist of Ms. Janette P. Bobot, Chairperson of the Disclosure Committee and also senior director of the Company’s internal audit department, and four of the Company’s senior executive officers, Messrs. Michael P. Glimcher, Marshall A. Loeb, Mark E. Yale, and George A. Schmidt.  The function of the Disclosure Committee is to ensure the accuracy, completeness, and timeliness of any and all material disclosures made to the Company’s shareholders, the investment community, and the SEC, that pertain to Company matters, including, but not limited to, the Company’s financial condition and results of operations.  The Disclosure Committee is not a committee of the Board of Trustees. The Disclosure Committee met four times during the fiscal year ended December 31, 2011.  The Chief Executive Officer and the Chief Financial Officer have adopted a Disclosure Committee Charter and it is available on our website at www.glimcher.com.  The Disclosure Committee Charter sets out the responsibilities, authority, and specific duties of the Disclosure Committee.

Trustee Independence

The Board of Trustees and Nominating and Corporate Governance Committee have determined that Messrs. Aronowitz, Celeste, Doran, Gross, O’Brien, Overly, and Williams are trustees that meet the independence requirements of the NYSE.  The Board of Trustees has made such a determination based on the fact that none of the listed persons has had, or currently has, any material relationship with the Company that would currently impair his independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable, or familial relationship.  A majority of the trustees on the Board of Trustees satisfied the independence requirements of the NYSE during fiscal year 2011.

The Role of the Board of Trustees in Risk Oversight

The Board of Trustees has appointed its Audit Committee to assist the Board of Trustees in its oversight responsibilities which include, among other things, risk oversight. The Board of Trustees primarily uses the Audit Committee to administer its risk oversight function which includes oversight of the Company’s financial risk, legal or compliance risk, audit risk, credit risk, liquidity risk, business or operational risk, and other such risks which are identified from time to time. As part of the risk oversight function of the Board of Trustees, the Audit Committee Chairman provides the results of the Company’s annual control environment surveys to the Board of Trustees. These surveys are administered annually by the Company’s internal audit department on an anonymous basis to both senior management and to certain members of the Company’s non-executive staff.  The surveys are distributed as part of the Company’s internal control testing. The surveys are intended to measure the degree to which respondents comply with the Company’s governance, internal control, and ethics policies.  The surveys also assess whether respondents are aware of any non-compliance with the policies and how they view the Company’s administration and enforcement of the policies.

In discharging the Board of Trustees’ risk oversight function, the Audit Committee also receives periodic reports from the Company’s internal audit department as well as BDO on potential financial and non-financial risks existing in the Company’s operations and the steps management is taking or has taken to identify and minimize such risks. One of the reports is a non-financial risk assessment which identifies specific risks across several functional departments within the Company and includes a description of one or more of the controls in place to mitigate the respective risk.  This report is completed and updated on an annual basis by the Company’s internal audit department and the findings are presented to the Audit Committee. The Audit Committee Chairman reports this risk data to the Board of Trustees during one of its regular meetings.  The other report, a financial risk assessment, is completed in connection with the Company’s annual and quarterly audit of its internal control over financial reporting and the Audit Committee receives a report of any adverse findings in connection with the internal control audit reports of both BDO and the Company’s internal audit department.  The Audit Committee Chairman shares the findings from each of these reports on a quarterly basis with the Board of Trustees. The Audit Committee also receives, upon request, detailed presentations from the Company’s management personnel on topics specific to a particular aspect of the Company’s operations or financial planning in order to provide the Audit Committee with a more in-depth understanding of a specific activity or function, including any inherent corporate risk associated with such activity. The Audit Committee Chairman also shares the information from these presentations with the Board of Trustees. Lastly, the Audit Committee reviews a detailed list, prepared by the Company’s financial reporting and legal departments, which describes the specific risks factors affecting the Company’s business and results of operations.  This list is included in the Company’s Annual Report on Form 10-K (and any periodic updates as needed in the Company’s Form 10-Qs, prospectuses, and registration statements).  The Board of Trustees, and as needed the Audit Committee, reviews the risk factors included in the Form 10-K and, on an as needed basis, any prospectuses or registrations statements before they are filed with the SEC and the Audit Committee solely reviews any changes to the risk factors included in any Form 10-Q.

The Audit Committee further discharges its responsibilities with respect to risk oversight by discussing the Company’s policies over risk assessment and risk management, including financial risk exposure, with the Company’s senior management.  The Audit Committee Chairman also shares the findings from these discussions with the Board of Trustees.  The Audit Committee also discusses the Company’s fraud risk with management and separately with BDO.  As part of these discussions, the Audit Committee receives the findings of fraud testing conducted by the Company’s internal audit department in three key areas of the Company’s operations and processes – payroll, travel and entertainment expense, and specialty leasing.  The Audit Committee Chairman also shares the findings from these discussions with the Board of Trustees.

The manner in which the Board of Trustees administers its risk oversight function is reflected in the leadership structure of the Board of Trustees.  BDO reports directly to the Audit Committee and the Senior Director of Internal Audit reports directly to the Audit Committee Chairman. Under our Corporate Governance Guidelines, however, the Audit Committee Chairman is required to report to the full Board of Trustees on the deliberations and decisions of the Audit Committee, including the deliberations and decisions relating to the Board of Trustees’ risk oversight functions.

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OUR BOARD OF TRUSTEES & ITS COMMITTEES

Our Board of Trustees currently has ten members and no vacancies. The persons comprising the Board of Trustees also constitute all of the members of the Board of Directors of Glimcher Properties Corporation, a wholly-owned subsidiary of the Company and sole general partner of GPLP, our operating partnership.  During the Company's fiscal year ended December 31, 2011, the Board of Trustees held four regular quarterly meetings, two special meetings, and acted by unanimous written consent on three occasions. All of the trustees attended at least 75% of all of the meetings of the Board of Trustees held during the fiscal year ended December 31, 2011 and the committees thereof on which such person served during the period.  All members of the Board of Trustees are expected to attend in person the Company’s Annual Meeting.  All of the current members of the Board of Trustees attended the 2011 Annual Meeting of Shareholders.  Additionally, during the Company’s fiscal year ended December 31, 2011, non-management trustees met without management in regularly scheduled executive sessions over which the lead trustee of the independent members of the Board of Trustees presided.  Mr. Wayne S. Doran served as lead independent trustee during the 2011 fiscal year and has been elected by the independent trustees of the Board of Trustees to serve as lead independent trustee for fiscal year 2012. The Board of Trustees has five standing committees: an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, a Strategic Planning Committee, and an Executive Compensation Committee.  Each committee’s membership and responsibilities are discussed below and are current as of the Record Date.

Executive Committee

The members of the Executive Committee are Messrs. Wayne S. Doran, Michael P. Glimcher, Niles C. Overly, and Timothy J. O’Brien.  Mr. Glimcher is the Chairman of the Executive Committee.  The function of the Executive Committee is to generally exercise all of the powers of the Board of Trustees except those which are prohibited pursuant to resolutions adopted by the Board of Trustees or which require action by all trustees or independent trustees under applicable law, the provisions of the Bylaws, or the Declaration.  The Executive Committee met on one occasion during the fiscal year ended December 31, 2011 and acted by unanimous written consent on one occasion.

Audit Committee

The members of the Audit Committee are Messrs. David M. Aronowitz, Timothy J. O’Brien, Niles C. Overly, and William S. Williams.  Mr. Overly is the Chairman of the Audit Committee.  Each member of the Audit Committee qualifies as an “independent” trustee under the listing standards of the NYSE and the rules promulgated by the SEC.  The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The function of the Audit Committee is to: (i) appoint and retain (or terminate) the Company’s independent registered public accounting firm, (ii) review with the independent registered public accounting firm the audit plans and results of the audit engagement, (iii) approve professional services provided by the independent registered public accounting firm, (iv) review the qualifications and independence of the independent registered public accounting firm, (v) consider the range of audit and non-audit fees, (vi) review the adequacy of the Company’s internal accounting controls, (vii) review and approve any Related Party Transaction, and (viii) investigate reports of ethical and regulatory violations within the Company.  The Audit Committee also reviews the results of management’s assessment of internal control over financial reporting set forth in Management’s Report on Internal Control Over Financial Reporting. The Board of Trustees has authorized the Audit Committee to periodically assess and indentify certain business risks that may impact the Company.  The Audit Committee, as part of its compliance oversight responsibilities, conducts annual reviews and assessments of the business, financial, and operational risks affecting our company and discusses with management and our independent registered public accounting firm our policies regarding risk assessment and risk management. This review and assessment is done with the assistance of personnel from the Company’s internal audit department.  Following the assessment, the Audit Committee Chairman reports the findings to the Board of Trustees and provides it with a listing of the business, financial, and operational risks identified during the assessment.  The Audit Committee met nine times during the fiscal year ended December 31, 2011.

The Board of Trustees has adopted an Audit Committee Charter, a current copy of which is available on our website at www.glimcher.com.  The Audit Committee Charter sets forth the responsibilities, authority, and specific duties of the Audit Committee as well as the structure and membership requirements of the Audit Committee, the relationship of the Audit Committee to the Company’s independent registered public accounting firm, the Company’s internal audit department, and Company management.  The federal securities laws require the Audit Committee to make certain statements regarding its review of the Company’s financial statements and its discussions with the Company’s independent registered public accounting firm about those statements.  These statements appear in the section of this Proxy Statement entitled “Audit Committee Statements.”

Audit Committee Financial Expert

The Board of Trustees has determined that Mr. Niles C. Overly is qualified to serve as an Audit Committee Financial Expert in accordance with the independence and experience requirements of the NYSE, the Exchange Act, and other applicable laws, including the Sarbanes-Oxley Act of 2002.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. David M. Aronowitz, Richard F. Celeste, Howard Gross, and William S. Williams.  Mr. Gross is the Chairman of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee qualifies as an “independent” trustee under the listing standards of the NYSE.  The function of the Nominating and Corporate Governance Committee is to: (i) identify individuals qualified to be members of the Board of Trustees, (ii) propose to the Board of Trustees nominees for election at the next annual meeting of the Company’s shareholders, (iii) recommend to the Board of Trustees any modifications or enhancements to the Corporate Governance Guidelines, and (iv) recommend trustee nominees to the Board of Trustees for each committee of the Board of Trustees and for the Chairperson of each such committee.  The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2011 and acted by unanimous written consent on one occasion.  The Board of Trustees has adopted a written charter for the Nominating and Corporate Governance Committee which is available on our website at www.glimcher.com.  The Charter sets out the responsibilities, authority, and specific duties of the Nominating and Corporate Governance Committee.

Strategic Planning Committee

The members of the Strategic Planning Committee (the “Planning Committee”) are Messrs. Wayne S. Doran, Herbert Glimcher, Michael P. Glimcher, Howard Gross, Timothy J. O’Brien, and Alan R. Weiler.  Mr. Doran is Chairman of the Planning Committee.  Under the Planning Committee’s charter, each member of the Planning Committee shall possess expertise and practical experience in finance, financial matters, as well as in dealing with the type of transactions described below. Each member of the Planning Committee must be an incumbent member of the Board of Trustees.  The Board of Trustees has adopted a written charter for the Planning Committee. The Planning Committee met four times during the fiscal year ended December 31, 2011.  The function of the Planning Committee is to:

(i)
review, evaluate, and assess any extraordinary transaction (or series of related transactions) between the Company, or any affiliate, and any unaffiliated third party involving the sale, merger, consolidation, transfer, exchange, apportionment, or any conveyance of:  (A) an asset or group of assets representing more than fifty percent of the book value of the Company’s assets (on a consolidated basis as determined in accordance with Generally Accepted Accounting Principles (“GAAP”) prior to the transaction or (B) any other asset or group of assets on which the long-term (i.e., greater than one fiscal year) business strategy of the Company is substantially dependent;

(ii)
review, evaluate, and assess any material and extraordinary restructuring of the management or corporate structure of the Company, or any affiliate, in a way relating to its operations or capital (including, but not limited to, debt, liabilities, or other securities) structure and composition (including, but not limited to, the Company’s qualification as a real estate investment trust); and

(iii)	perform such other duties as assigned to it by the Board of Trustees or required and permitted by any other applicable law or regulation.

Executive Compensation Committee

The members of the Executive Compensation Committee are Messrs. David M. Aronowitz, Richard F. Celeste, Howard Gross, Niles C. Overly, and William S. Williams.  Mr. Williams is the Chairman of the Executive Compensation Committee.  Each member of the Executive Compensation Committee qualifies as an “independent” trustee under the listing standards of the NYSE.  The Board of Trustees has adopted a written charter for the Executive Compensation Committee which is available on our website at www.glimcher.com.  The Amended and Restated Executive Compensation Committee Charter sets out the responsibilities, authority, and specific duties of the Executive Compensation Committee.  It also specifies, among other things, the structure and membership requirements of the Executive Compensation Committee, as well as the relationship of the Executive Compensation Committee to any independent compensation consultants and management of the Company.  The Executive Compensation Committee met six times during the fiscal year ended December 31, 2011.

The Executive Compensation Committee’s scope of authority includes the following:

(i)
to approve all compensation (including, but not limited to, salary, equity awards, benefits, and perquisites) and hiring decisions relating to any individual employed by the Company (including any affiliate) who holds the position of Senior Vice President and higher;

(ii)	to approve all decisions relating to the termination of any individual employed by the Company (including any affiliate) who holds the position of Senior Vice President and higher;

(iii)	to review and approve corporate goals and objectives relating to the compensation of the Company’s Chief Executive Officer;

(iv)
to evaluate and approve compensation arrangements, awards, grants, plans, policies, and programs, as needed or required, for Company personnel who are employed in positions below that of Senior Vice President;

(v)	to review and approve compensation for members of the Board of Trustees;

(vi)
to retain and terminate any compensation consultant or consulting firm to be used to assist the Executive Compensation Committee in the evaluation of compensation matters and to obtain advice and assistance from internal or external legal, accounting, or other advisors;

(vii)
to approve and determine fees and other retention terms for compensation consultants that are hired to assist in investigations into or studies of matters within the Executive Compensation Committee’s responsibilities, and retain, at the Company’s expense, such independent counsel and other advisors as it deems necessary for such purposes; and

(viii)
to perform such duties and responsibilities as may be assigned to the Executive Compensation Committee under the terms of any of the Company’s management or employee compensation, equity-based or benefit plans, or by the administration committee of such plans.

The Executive Compensation Committee may delegate any of its duties mentioned above to the extent permitted by the Amended and Restated Executive Compensation Committee Charter, the Bylaws, Declaration, Corporate Governance Guidelines, or applicable law.  To the extent permitted, its duties may be delegated to subcommittees of the Executive Compensation Committee or certain officers of the Company.  Also, the Executive Compensation Committee may delegate, to such person(s) as it sees fit, its authority to approve grants or awards from the Company’s equity based or incentive compensation plans to Company personnel employed in positions below that of Senior Vice President, provided such delegation does not violate the terms of the Amended and Restated Executive Compensation Committee Charter, Corporate Governance Guidelines, the applicable plan, or any other applicable law or regulation.  Furthermore, under the Amended and Restated Executive Compensation Committee Charter, the Executive Compensation Committee is prohibited from delegating to a subcommittee any decision relating to the compensation or evaluation of the Board of Trustees, Chief Executive Officer, the Executive Compensation Committee itself, or any officer of the Company employed as Senior Vice President or higher.

In determining the amount and form of annual compensation for the Company’s senior executive officers and trustees, the Executive Compensation Committee uses annual performance reviews and guidance from a compensation consultant.  Below is a discussion of how the Executive Compensation Committee uses information from each of these sources to make its determinations.

Performance Reviews

The annual performance evaluations of the Company’s Executive Vice President of Development, General Counsel and Secretary, Chief Financial Officer, and President are performed by the Company’s Chief Executive Officer.  The Company’s President evaluates the performance of the Executive Vice President, Director of Leasing and the Senior Vice President, Property Management while the Executive Vice President, Chief Financial Officer and Treasurer evaluates the performance of the Senior Vice President, Finance and Accounting. The Executive Compensation Committee conducts its own annual evaluation of the Chief Executive Officer's performance.  Each of the senior executive officers, including the Chief Executive Officer is assessed on the basis of the Company’s annual operating results, performance on individual objectives, and leadership skills.  Near the end of 2010, the Chief Executive Officer approved the individual goals and objectives for fiscal year 2011 of the Company’s Senior Vice Presidents and higher and discussed his own goals and objectives for fiscal year 2011 with the Executive Compensation Committee.  The committee later approved the final goals and objectives for the Chief Executive Officer, President, and each Executive Vice President and Senior Vice President.  The goals and objectives of the senior executive officers, including the Chief Executive Officer, may be revised throughout the fiscal year in order to make necessary adjustments based upon changing business conditions, promotions, and unforeseen events.

As part of their annual performance evaluations, each senior executive officer, including the Chief Executive Officer, completes a self-assessment and participates in a formal evaluation of the goals and objectives established by the officer before the beginning of the performance year. The Executive Compensation Committee makes determinations pertaining to salary adjustments, equity awards, and annual performance bonuses for senior executives based, in part, on:  (i) the Chief Executive Officer’s evaluation of the performance of the Executive Vice President of Development, General Counsel and Secretary, Chief Financial Officer, and President, (ii) the Executive Vice President, Chief Financial Officer and Treasurer’s evaluation of the performance of the Senior Vice President, Finance and Accounting, and (iii) the President’s evaluation of the Executive Vice President, Director of Leasing and the Senior Vice President, Property Management. The Executive Compensation Committee conducts its own evaluation in determining the annual salary adjustment, equity award(s), and annual performance bonus for the Chief Executive Officer.

Compensation Consultant

The Executive Compensation Committee has engaged Meridian Compensation Partners, LLC, an executive compensation consulting firm (“Meridian”), to assist it in making compensation determinations with respect to the Company’s senior executive officers and trustees, as well as structuring the Company’s executive compensation programs and plans.  Meridian provides executive compensation consulting services to the Executive Compensation Committee on an as needed basis pursuant to a written contract.  As part of Meridian’s engagement, the scope of Meridian’s duties has included providing the following to the Executive Compensation Committee:

(i)
data and guidance that the Executive Compensation Committee may use to make decisions that are consistent with the Company’s business strategy, compensation philosophy, prevailing market practices, relevant legal and regulatory mandates, and shareholder interests;

(ii)	advice on the Company’s executive and trustee compensation philosophy and the Company’s compensation peer group;

(iii)
equity and non-equity incentive compensation plan design and advice for both annual and various long-term incentive compensation plan structures that satisfy the Company’s compensation objectives and competitive market best practice philosophies;

(iv)
competitive market compensation studies to be used in determining base salary, bonus, severance compensation, equity grants, long-term incentive awards, and periodic reviews of other elements of compensation for the Company’s Chief Executive Officer and other senior executive officers;

(v)	emerging best practices and changes in the regulatory and corporate governance environment with respect to trustee and executive compensation; and

(vi)	data and guidance about best practice philosophies, competitive market compensation studies, and competitive pay levels with respect to trustee compensation.

During fiscal year 2011, Meridian’s aggregate fees did not exceed $120,000 nor did Meridian provide any services to the Executive Compensation Committee, the Company, or any of its affiliates that are not described above.

Compensation Committee Interlocks and Insider Participation

The Executive Compensation Committee currently consists of Messrs. David M. Aronowitz, Richard F. Celeste, Howard Gross, Niles C. Overly, and William S. Williams. The membership of the Executive Compensation Committee consisted entirely of the aforementioned persons during fiscal year 2011.  The Board of Trustees has appointed the Executive Compensation Committee (or a duly authorized subcommittee thereof) to serve as the administrator of the Company’s compensation and equity-based plans.  The Executive Compensation Committee is the administrator for the 1997 Plan, the 2004 Plan, and the 2011 Glimcher Long-Term Incentive Compensation Plan (the “LTIP”).  As the administrator, the Executive Compensation Committee determines the number of options and other awards granted to the trustees and employees of the Company under the 2004 Plan, LTIP, and, to the extent that awards are modified or adjusted, the 1997 Plan.  None of the current members of the Executive Compensation Committee are or were ever officers and/or employees of the Company or any of its subsidiaries.  The Executive Compensation Committee has prepared a Compensation Committee Report.  The text of this report can be found in the section of this Proxy Statement entitled “Compensation Committee Report.”

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COMPENSATION RISK ASSESSMENT

In addition to the risk oversight responsibilities of the Board of Trustees and Audit Committee that were discussed earlier, the Executive Compensation Committee conducts, in accordance with applicable SEC rules, an annual risk assessment of the Company’s compensation plans, policies, and practices to determine whether such plans, policies, and practices create risks that are reasonably likely to have a material adverse effect on the Company.  Based on this assessment, the Executive Compensation Committee concluded that the Company’s compensation plans, policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. As part of its assessment the Executive Compensation Committee evaluated the Company’s compensation plans and programs, including the newly implemented LTIP, to determine their propensity to cause undue risk taking by employees, including senior executive officers, relative to the level of risk associated with the Company’s business model and operations.  The Executive Compensation Committee believes that the Company does not use highly leveraged short-term incentives that encourage high risk behavior at the expense or detriment of long-term Company value and which are reasonably likely to create a material adverse effect. The Executive Compensation Committee completed its assessment in early 2012 as part of its obligation to oversee the Company’s compensation risk assessment process and reported the findings summarized above to the full Board of Trustees.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary

Over the past two years, our executive compensation as well as our corporate compensation generally, has reflected many of the cost-saving initiatives we implemented in 2009 and 2008.  To mitigate the impact of the external economic pressures on our fiscal condition during this period, we lowered our internal costs by, among other strategies, reducing executive salaries, reducing stipends and fees for non-employee members of our Board of Trustees, suspending the matching contribution component of our 401(k) retirement savings plan, and limiting bonus compensation to budgeted parameters despite exemplary performance. As the national and global financial outlook has improved and stabilized, we have taken steps to restore our executive compensation profile to levels existing prior to the onset of the recession and to also improve its competitiveness and comparability with our peer companies.  We believe the performance of our company since 2009 in light of the difficult fiscal and economic environment also justifies the enhancements we made during 2011 to our executive compensation program and compensation generally.  Some of the highlights of our corporate performance during this period include:

●	Net capital proceeds in excess of $660 million from equity offerings, asset sales, and mortgage refinancings since September 2009.	●	Experienced Common Share price appreciation of 249% between January 1, 2009 and the Record Date.

●	Experienced an increase in tenant sales from $348 to $404 per square foot, an improvement of more than 16% from January 1, 2009 to December 31, 2011.	●	Total shareholder return over 1 year and 3 year periods of 14.7% and 62.8%, respectively (see chart below).

●	Debt-to-market capitalization improves to 50.6% as of December 31, 2011 from 80.6% as of December 31, 2009.	●	Upgraded and further defined our operating platform through the sale of Polaris Towne Center and acquisition of Town Center Plaza.

●	Maintained quarterly total occupancy in our core malls of 92% or higher between January 1, 2009 and December 31, 2011.	●	Development and opening of Scottsdale Quarter – a premium open-air center in Scottsdale, Arizona.

The total shareholder return (“TSR”) (calculated on a cumulative basis and on an annualized basis) data in the chart above was measured against the peer group used for our LTIP. The “1-Year TSR” in the table above covers the period of January 1, 2011 to December 31, 2011 and the “3-Year TSR” is for the three year period of January 1, 2009 to December 31, 2011. The peer group includes twenty-four real estate investment trusts having a General Industry Classification code of 4040, a median for total assets of approximately $3.29 billion, and a market capitalization median of approximately $2.6 billion. These companies were selected because they are in the same industry, of comparable size, and face similar macroeconomic and market related factors as the Company. These companies are listed below under the section captioned Market Comparisons & Benchmarking for Executive Compensation. As described below, we enhanced our salary, bonus, and equity compensation to levels that improved the comparability of our executive compensation with like compensation of executives at our peer companies. We used market data to assist us in making these adjustments.  We feel these adjustments achieve several of the objectives of our compensation program including building and enhancing positive morale among the senior executive officers, attracting and retaining talented senior executive officers critical to the success of our company, and providing compensation that will link the long-term and near-term goals of our company with the interest of our shareholders.  We feel these enhancements together with the overall structure of our program at the current time and over the long term will reward our executive management team and mid-level personnel for superior performance while improving the market comparability of our compensation to that of our peers.

Overview

In this section, we describe all of the important elements of compensation for the senior executive officers listed in the tables that follow and explain how we determined the amounts of compensation paid or provided to the listed officers during 2011 as well as our reasons for paying or providing the compensation disclosed. Throughout this section, we refer to the senior executive officers listed in the tables following this section as the “Named Executives.” Additionally, unless otherwise stated, references in this section to data in the Summary Compensation Table are only with respect to the year 2011.

This section is organized to first describe the objectives of our compensation program for the Named Executives as well as executive compensation generally.  Following the discussion of the objectives, we discuss how benchmarking and the review of executive compensation at our peer companies influenced the changes made to our executive compensation program for fiscal year 2011.

We then explain what our executive compensation program is designed to reward and describe each compensation element within our executive compensation program.  As we discuss each element of compensation and our reasons for choosing to pay the particular element, we will also discuss:

(i)	how we generally determined the payment amount for the particular element of compensation;

(ii)	how our decision regarding that element fits into one or more of our overall objectives for our executive compensation program; and

(iii)	how decisions about the particular element of compensation affects, if at all, our decisions regarding other compensation elements.

We conclude our discussion with a brief overview of the tax and accounting implications of our executive compensation program and a discussion of the impact or influence on our compensation philosophy and programs of previous shareholder voting results on executive compensation.

Objectives of Our Executive Compensation Program

The goal of our compensation program for the Named Executives, as well as for our executive officers generally, is to provide compensation that is fair and equitable to both the executive officer and our company and is competitive with compensation provided to similarly situated executives at our peer real estate investment trusts (“REITs”).  We attempt to accomplish this goal by establishing a compensation program for our senior executive officers with the following objectives:

(i)
to provide compensation for performance based upon an evaluation of the annual financial results of our company, a person’s contribution to our company, and the operational results of the department in our company that the officer is responsible for managing;

(ii)	to motivate senior executive officers to focus their performance on both the near-term and long-term goals of our company and align their motivations with those of our shareholders;

(iii)
to attract and retain senior executive officers who are important to the success of our company by awarding compensation that is competitive with companies comparable to our company in size and operation;

(iv)	to encourage our senior executive officers to increase their ownership of Common Stock in our company over the course of their employment;

(v)
to provide compensation that contributes to building and enhancing positive morale among the senior executive officers to motivate them to work towards achieving our company’s corporate goals and objectives; and

(vi)	to provide comparable compensation to similarly situated and similarly performing executive officers within our company.

During 2011, compensation decisions made by the Executive Compensation Committee (the “Compensation Committee”)  were guided by the aforementioned objectives.  However, the Compensation Committee neither weighted nor ranked these objectives when making these decisions.

Market Comparisons & Benchmarking for Executive Compensation

During fiscal year 2010, the Compensation Committee engaged Meridian to provide compensation consulting services and, as part of its engagement, Meridian conducted a market study of compensation for both executive and director compensation (the "Meridian Study").  The Compensation Committee commissioned the study to gain market data that reflected where the Company's compensation practices, plans, and programs for its executives and trustees compared competitively and comparatively with that of other REITs of varying sizes operating within and outside of the mall sector.  The Compensation Committee used the data from the Meridian Study to develop modifications to our executive and trustee compensation.  With respect to executive compensation, the Meridian Study provided comparative market data on compensation design practices and total compensation levels consisting of base salary, annual bonus (actual and target), and long-term incentive compensation.  Data for the Meridian Study was selected from publicly reported compensation information for fiscal year 2009 from twenty-four REITs  that: (i) operate within the retail shopping mall sector, (ii) operate outside of the sector, but, are comparable to our company in size, and (iii) compete with us for investment capital and executive talent.  Additionally, this group was selected because the companies are of comparable size (in terms of assets and/or market capitalization) such that our company approximates the median of this group.  Below is a list of the companies from which the market data was obtained for the Meridian Study:

●	Acadia Realty Trust	●	BRE Properties, Inc.	●	CBL & Associates Properties, Inc.√	●	Cedar Realty Trust, Inc.

●	Colonial Properties Trust	●	DDR Corp.	●	Equity One, Inc.	●	Federal Realty Investment Trust

●	General Growth Properties, Inc. √	●	Inland Real Estate Corporation	●	Kimco Realty Corporation	●	Kite Realty Group Trust

●	The Macerich Company √	●	National Retail Properties, Inc.	●	Pennsylvania Real Estate Investment Trust√	●	Ramco-Gershenson Properties Trust

●	Realty Income Corporation	●	Regency Centers Corporation	●	Saul Centers, Inc.	●	Simon Property Group, Inc.√

●	Tanger Factory Outlet Centers, Inc.√	●	Taubman Centers, Inc.√	●	UDR, Inc.	●	Weingarten Realty Investors

Throughout this section, we refer to the listed companies as the "Peer Group" or our "Peer Companies." The listed companies denoted by a (√) shall be referred in this section as the Mall Peer Group. The Mall Peer Group consist of the companies that in our view share a greater nexus with us because their executive personnel, operations, objectives, and corporate strategy are significantly more similar to ours than that of the other Peer Companies. The manner in which the Compensation Committee used the benchmarking data to determine the compensation of the Named Executives for fiscal year 2011 is discussed below.

The use of compensation benchmarks and comparative market data helps the Compensation Committee achieve its objective to make our executive compensation levels, opportunities, and awards from our compensation plans for the Named Executives, and other executive employees generally, competitive and comparable with those of similarly situated executives within the Peer Companies that are similar to our company in size and operation.  The Compensation Committee is not required under its charter documents to use such analyses or data in making its decisions, but does so in order to make compensation decisions that are based on empirical data and consistent with the aforementioned objectives of our executive compensation program.  The Compensation Committee may determine, from time to time, the scope, breadth, and depth of its use of comparative compensation data in making compensation decisions for our senior executive officers including the Named Executives.

The total compensation opportunity, as defined within the Meridian Study as the sum of base salary, annual target bonus opportunity, and long-term equity incentive opportunity, for each of the Named Executives aims to be between the 25th percentile and 50th percentile of the Peer Group. Individual components of compensation may fall outside these target levels due to individual factors such as a Named Executive’s experience, tenure, historical performance, and future potential within the Company.

What Our Executive Compensation Program is Designed to Reward

Our executive compensation program is designed to reward the operating performance of our company and the individual performance of our senior executives including each of our Named Executives.

(i)  Company Operating Performance

Our company is a REIT that primarily owns, leases, acquires, develops, and operates regional and super regional shopping malls and open-air centers. In order to maintain our REIT status, we must distribute at least 90% of our ordinary taxable income to our shareholders.  Therefore, we use Funds From Operations, or FFO, as a supplemental measure to net income to measure our operating performance.  FFO is the commonly accepted and recognized measure of operating performance for REITs by the real estate industry.

FFO is defined by NAREIT as net income (or loss) available to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of depreciable property, it also excludes impairment adjustments associated with depreciable real estate, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that per share growth in both net income and FFO are important factors in enhancing shareholder value. Therefore, a component of our executive compensation program is designed to reward achievement of our company’s year-end FFO goals.  Although FFO is partly influenced by market forces that are beyond our control, we feel that our senior executive officers, including the Named Executives, have the greatest opportunity to influence performance in this area.  Therefore, we base a large portion of their total cash compensation on an evaluation of our company’s annual FFO results.  FFO does not represent cash flow from our operating activities in accordance with GAAP and our FFO may not be directly comparable to similarly titled measures reported by other REITs.  Moreover, FFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  Our Executive Bonus Plan uses FFO performance targets to determine a portion of each Named Executive’s annual bonus.  As we will discuss in greater detail in the section below captioned Annual Bonus, 70% of a Named Executive’s total target bonus opportunity under the Executive Bonus Plan is used to determine the portion of the bonus based upon an evaluation of our company’s annual FFO results.  We calculate our reported FFO per Common Share by dividing our FFO by the weighted average number of diluted Common Shares outstanding for the fiscal year (with adjustments made for increases or decreases in shares outstanding) for which our per Common Share FFO is being determined.

With the implementation of our LTIP, we introduced TSR as an additional metric to measure corporate performance in connection with determining executive compensation.  As explained below under the section captioned Equity Compensation, each of the Named Executives can qualify to receive equity awards under the LTIP if we achieve certain results in our cumulative TSR for the Common Shares as determined over a three-year period ending December 31, 2013. We evaluate the TSR of our Common Shares by comparing it against the TSR for the common shares for the Peer Companies. Our rationale for selecting these companies is provided below under the section captioned Our 2011 Equity Compensation Grants.

Some other factors that we use to measure our operating performance include occupancy levels at our regional shopping mall properties, property sales, initiation or completion of development or redevelopment projects, managing our leverage or indebtedness, and completed joint venture or partnering initiatives.  These factors are generally used for individual goals or objectives because the completion of goals or objectives of this nature are generally heavily influenced by the actions of a particular senior executive officer, department, or functional area within our company.

(ii) Individual Performance

Our executive compensation program also rewards individual performance. Individual performance is rewarded through base salary and performance-based or variable compensation.  Through base salary, the specific skill set and managerial abilities of an executive are rewarded.  With respect to performance-based or variable compensation, individual performance is evaluated and rewarded based primarily upon an assessment of the executive’s achievement of predetermined individual objectives that are linked to our overall corporate goals.  Individual objectives of the executives differ for each officer and are, generally, established at the beginning of the evaluation year concurrently with the adoption of the Executive Bonus Plan for that year. For the 2011 performance year, each of the Named Executives had five individual objectives.  Bonus awards for performance on individual objectives for 2011 were granted under the Company’s 2011 Executive Bonus Plan.

Each Named Executive has a target bonus payout amount to reward overall performance of his individual objectives.  As we will discuss in greater detail in the section below captioned Annual Bonus, for each Named Executive, the target bonus payout amount to reward individual performance is equal to 30% of each officer’s total target bonus opportunity under the Executive Bonus Plan.  A Named Executive’s target bonus payout amount for individual achievement is an amount within a range of bonus payout amounts for achievement of the individual objectives.  The range of bonus payouts for individual achievement corresponds to the assessment of the Named Executive’s overall performance on all objectives as shown by the following chart:

Individual Performance Assessment Levels
	Threshold	Target	Maximum
Bonus Payout Range	75-99% of Target Bonus Payout for Individual Objectives	100% of Target Bonus Payout for Individual Objectives	101-125% of Target Bonus Payout for Individual Objectives

For each individual objective, a Named Executive has an expected deliverable or target performance.  The actual performance of the Named Executive with respect to an objective is evaluated and awarded at: (A) Target, which describes expected performance, (B) Threshold, which describes acceptable performance that is below Target performance, and (C) Maximum, which describes performance that exceeds expectations.  The performance targets for each Named Executive’s objectives are only stated in terms of target or expected performance.  There are no stated performance targets for Threshold or Maximum as these standards are identified in connection with the evaluation of a Named Executive’s performance and in light of expected performance for the particular objective.

The individual objectives of the Named Executives fall into two categories:  (A) objectives relating to a particular aspect of the Named Executive’s performance and (B) objectives relating to the Company’s activities or operational results or the performance of others affiliated with the Company.  Generally, the Named Executives’ individual objectives relate to Company-wide activities, operational results, or performance due to the broad scope of their managerial responsibilities.

The evaluation levels for the individual objectives have the following achievement percentages: Threshold (75–99%), Target (100%), and Maximum (101–125%).  At the conclusion of each Named Executive’s evaluation on his individual objectives, all of the achievement percentages for the person’s objectives are aggregated. The aggregated percentages are then divided by the Named Executive’s total number of objectives to produce an overall achievement percentage. A Named Executive’s overall achievement percentage will range between 0% and 125% and is used to determine the portion of the Named Executive’s annual bonus award relating to achievement of individual objectives. Each objective is equally weighted, but the Named Executive’s performance evaluation for each objective may vary and affect his overall achievement percentage. If a Named Executive receives an overall achievement percentage below 75%, then he is ineligible for any bonus under the 2011 Executive Bonus Plan.  The 2011 individual objectives for the Named Executives, the target performance for each, and actual performance of the Named Executives on their respective objectives are discussed in greater detail in the section below captioned Annual Bonus.

The Elements of Compensation Within Our Executive Compensation Program

(i)      Base Salary

We provide base salaries for each of the Named Executives and for all of our other executive officers.  Their annual base salaries are intended to create a minimum level of compensation and are designed to achieve the objectives of our executive compensation program relating to hiring and retaining executive talent. Historically, our Compensation Committee has annually evaluated base salaries to determine whether adjustments were warranted to achieve better market comparability, to enhance comparability among the Company’s senior executives, to recognize promotions, and to reward performance. Since 2008, however, we have periodically limited salary enhancements and implemented salary reductions as part of initiatives to reduce our overall corporate costs.  In 2010, given the improving external economic environment and to recognize the exemplary performance of our senior executive team in managing the Company’s operations through a challenging fiscal period as well as achieving significant improvements for the Company in terms of the overall quality of our assets, corporate debt levels, and market value, the Compensation Committee restored base salaries for the Named Executives, and the Company’s salaried personnel generally, to fiscal year 2008 levels.  In addition to restoring salaries as described above and in determining whether to further modify our executive salaries for fiscal year 2011, the Compensation Committee in 2010 used the Meridian Study to evaluate the market comparability and competitiveness of our executive salaries including those for the Named Executives.

As discussed in the section titled Market Comparisons & Benchmarking for Executive Compensation, the Compensation Committee set the level of each individual pay component such that the total compensation opportunity falls between the 25th percentile and 50th percentile of the Peer Group. Modifications to base salary levels for the Named Executives, and our senior executives generally, were positioned, on the whole, approximately 20% greater than the 50th percentile of the Peer Group, but below the 50th percentile of the Mall Peer Group. The Compensation Committee felt this positioning was appropriate in light of the market competition for top executive talent among its most comparable industry peers.

In addition to considering the aforementioned data from the Meridian Study, compounded salary growth for the Peer Group and Mall Peer Group was assumed as part of the analysis at a per annum rate of 5% for the two year period between the beginning of 2010 and end of 2011. The above-described methodology to determine our executive salary modifications was used because it promoted our compensation objectives to provide executive salaries that are competitive and comparable to our Peer Group and the Mall Peer Group, rewarding of performance, and contributes to building and enhancing positive morale among the senior executive officers, including the Named Executives. Based upon the foregoing and Meridian’s recommendations, the Compensation Committee approved fiscal year 2011 base salaries for the Named Executives as follows:

Named Executive	2011 Base Salary
Chairman of the Board & Chief Executive Officer	$775,000
Executive Vice President, Chief Financial Officer & Treasurer	$400,000
President & Chief Operating Officer	$525,000
Executive Vice President of Development, General Counsel (“GC”) & Secretary	$350,000
Executive Vice President, Director of Leasing	$350,000

The salary data reported in the Summary Compensation Table for fiscal year 2011 does not fully reflect the salary modifications discussed above because the Named Executives, as well as our other bonus-eligible personnel who received salary adjustments, were not paid at the adjusted rates for the full fiscal year because our 2011 salary modifications for our personnel, including each of the Named Executive, became effective April 1, 2011. After the base salary modifications discussed above were implemented, our Chief Executive Officer and our President continued to have the first and second highest salary compensation amongst the Named Executives because of their management and oversight responsibilities. These differences in compensation are also reflected in our bonus, equity incentive opportunities, and change-in-control arrangements for the same reasons.  As in prior years, the amount of a Named Executive’s 2011 annual base salary, except as discussed above, was not affected or influenced by the amount of any other compensation element within our executive compensation program; however, annual paid salary continues to be a variable used in the formula to determine a Named Executive’s annual performance bonus.  Also, annual base salary is a variable in the formula to determine a Named Executive’s severance payout under our executive severance arrangements.  Salaries paid to the Named Executives for fiscal year 2011 are reflected in column (c) of the Summary Compensation Table and, generally, account for approximately 29% to 41% of a Named Executive’s total annual compensation reported in the Summary Compensation Table.

(ii)  Annual Bonus

The annual bonuses for our senior executive officers, including the Named Executives, are designed to further our executive compensation objectives of providing performance-based compensation and compensation that motivates senior executive officers to work towards achieving our company’s corporate goals and objectives.  Historically, the annual bonus for our senior executive officers is a cash payment that is awarded in March for performance during the previous year.  The amount of the bonus payment for our senior executive officers, including the Named Executives, performance during 2011 is determined based upon the terms and conditions of our 2011 Executive Bonus Plan.

The 2011 Executive Bonus Plan is the only bonus plan in which the Named Executives participated in 2011.  Each year, the Compensation Committee determines which senior executive officers will participate in that year’s Executive Bonus Plan and approves the terms and conditions of the respective plan.  The Board of Trustees also adopts the plan when it approves and ratifies the actions of the Compensation Committee. The participants in our Executive Bonus Plan are the Company’s Senior Vice Presidents and above. Actual award payouts under the 2011 Executive Bonus Plan vary amongst the plan participants, including the Named Executives, and are ultimately determined by the Compensation Committee. In making award determinations under the 2011 Executive Bonus Plan, the Compensation Committee has the authority and discretion to take into consideration the impact of unanticipated and extraordinary factors or events that positively or negatively affected our company or an individual’s performance during the year. The Compensation Committee’s use of discretion must always be authorized and ratified by the Board of Trustees, which has a majority of independent trustees, or must be pursuant to the terms of the compensation plan or contract approved by the Board of Trustees.

(A)      Modifications to and the Structure of the 2011 Executive Bonus Plan

Under our 2011 Executive Bonus Plan, a percentage of a plan participant’s salary received during the performance year is used to determine the target bonus amount from which the ultimate bonus award is derived. We made modifications to our bonus compensation for 2011 to improve the competitiveness and market comparability of our bonus compensation to that found in our Peer Companies.  According to the Meridian Study, the percentage of salary used under our Executive Bonus Plan to represent target bonus was below the 25th percentile for each Named Executive as compared to similarly-situated executives in the Peer Group. The structure and definition of target bonus under our plan also lessened the degree to which total cash compensation, as defined by the Meridian Study, for our executives was competitive and comparable to total cash compensation for executives at our Peer Companies.  The modifications to the structure and definition of target bonus under our Executive Bonus Plan were designed to move total cash compensation opportunities for our executives closer to the median for total cash compensation of executives at the Peer Companies and target bonus percentages for our executives under the Executive Bonus Plan to within the 25th to 50th percentiles of the Peer Group.  Based upon the aforementioned goals and Meridian’s recommendations, the Compensation Committee, as shown in the table below, modified the formula in the Executive Bonus Plan by which target bonus is determined by increasing the percentage of actual base earnings or paid salary that constitutes target bonus:

Named Executive	Target Bonus Payout Formula Under 2010 Executive Bonus Plan	Target Bonus Payout Formula Under 2011 Executive Bonus Plan
Chairman of the Board & CEO	85% of paid salary	100% of paid salary
EVP, CFO & Treasurer	50% of paid salary	70% of paid salary
President & COO	50% of paid salary	70% of paid salary
EVP of Dev., GC & Sec.	50% of paid salary	60% of paid salary
EVP, Director of Leasing	40% of paid salary	60% of paid salary

The other key aspects of the 2011 Executive Bonus Plan design remained unchanged from previous years. Under the 2011 Executive Bonus Plan, the final bonus payment amounts were determined based upon the evaluation of the Company’s FFO performance and the senior executive officer’s performance on his individual objectives. The plan is structured in this manner so that we may reward both individual achievement and corporate achievement in furtherance of our compensation objective to provide performance-based compensation and reward the type of achievement that our executive compensation program is designed to reward. An individual’s bonus payment amount is the sum of two components:  (1) the portion of the payment based upon a review and evaluation of our Company’s year-end FFO performance (the “FFO Component”) and (2) the portion of the payment based upon the overall achievement of the individual’s objectives (the “Individual Objectives Component”).

In determining the FFO Component and Individual Objectives Component that comprise a Named Executive’s bonus payment, the following bonus targets must initially be determined: (1) Target Bonus Payout Amount, (2) FFO Target Amount, and (3) Individual Objectives Target Amount.  Under the plan, a Named Executive’s Target Bonus Payout Amount is a stated percentage of the actual base earnings paid to him during the year.  The Named Executive’s FFO Target Amount is 70% of his Target Bonus Payout Amount and the Individual Objectives Target Amount is 30% of the Target Bonus Payout Amount.  The Compensation Committee structured the plan in this manner in order to make the majority of a Named Executive’s bonus award opportunity impacted by our company’s overall FFO performance. The Target Bonus Payout Amount, FFO Target Amount, and Individual Objectives Target Amount do not represent bonus payment amounts under the plan, but instead represent targets that determine the bonus amount depending upon the level of individual and corporate achievement.  The Target Bonus Payout Amount, FFO Target Amount, and Individual Objectives Target Amount for each of the Named Executives under the 2011 Executive Bonus Plan are listed in the table below (amounts are rounded to the nearest dollar):

Named Executive	Target Bonus Payout Amount	FFO Target Amount (70% of Target Bonus Payout Amount)	Individual Objective Target Amount (30% of Target Bonus Payout Amount)
Chairman of the Board & CEO	$721,923 (100% of paid salary)	$505,346	$216,577
EVP, CFO & Treasurer	$261,456 (70% of paid salary)	$183,019	$78,437
President & COO	$348,923(70% of paid salary)	$244,246	$104,677
EVP of Dev., GC & Sec.	$207,644 (60% of paid salary)	$145,351	$62,293
EVP, Director of Leasing	$204,728 (60% of paid salary)	$143,310	$61,418

As stated earlier, for each of the Named Executives, and each other participant in the 2011 Executive Bonus Plan, actual base earnings under the plan consists only of paid salary received during fiscal year 2011. The Compensation Committee continues to believe that the bonus compensation of the Named Executives furthers our objectives to provide compensation that motivates our senior executives to perform at a high level.

(B)  Determining the Amount of the FFO Component of a Named Executive’s Annual Bonus

Following the Compensation Committee’s review and evaluation of our year-end FFO performance, the amount of the FFO Component of a Named Executive’s annual bonus under the 2011 Executive Bonus Plan is determined using the following scale:

Evaluation Levels for Per Common Share FFO Performance
Bonus Payment Component	Threshold (Yr. End FFO of $0.60 - $0.65 Per Share)	Target (Yr. End FFO of $0.66 Per Share)	Maximum (Yr. End FFO of $0.67 - $0.72 Per Share)
FFO Component	50-99% of FFO Target Amount	100% of FFO Target Amount	101-150% of FFO Target Amount

The FFO targets stated in the chart above were formulated to include the range of our anticipated 2011 per Common Share FFO results that were initially announced at the beginning of 2011. Under each level of FFO performance in the 2011 Executive Bonus Plan, each year-end FFO per share amount is assigned a percentage used to determine the portion of the FFO Target Amount a participant is eligible to receive based upon the Company’s year-end FFO performance.  For example, if we attain a year-end FFO of $0.60 per share, then plan participants would be eligible to receive 50% of their FFO Target Amount, but if we achieve a year-end FFO of $0.66 per share, then plan participants would be eligible to receive 100% of their FFO Target Amount.  Under the plan, percentage payouts are separated by 8 to 9 percentage points between FFO per share amounts under the Minimum, Threshold, and Target levels. The plan is structured in this manner to define the FFO Component payout levels for our per Common Share FFO performance that falls outside of Target performance and between the outer margins of Threshold and Maximum performance.  As discussed earlier, we believe that measurement of per share FFO is a primary metric in evaluating growth in shareholder value as well as evaluating the management and operation of our underlying business.

For fiscal year 2011, we reported FFO per diluted Common Share of $0.52.  Although the Company’s year-end FFO performance is outside the Threshold performance level, after examining FFO and taking into account the impact of certain non-operational factors, the Compensation Committee determined that certain adjustments to reported year-end FFO were necessary in order to fairly determine the payout level, if any, for the FFO Component of the annual bonus.  Upon reviewing and assessing the Company’s financial and operational performance during 2011, the Compensation Committee determined that the following events had a meaningful impact on the Company’s reported per share FFO: (1) the dilutive impact of the issuance of additional Common Shares under the ATM Program during 2011 as well as the accretive effect of interest savings related to the use of proceeds from the ATM Program to reduce the outstanding indebtedness under the Company’s credit facility, (2) a non-cash impairment charge related to non-depreciable development land owned by the Company (the “Land Impairment”), (3) reserving for a promissory note issued by GPLP to a joint venture affiliate in connection with a mortgage loan transaction for one of the Company’s mall properties currently accounted for as a held-for-sale asset (the “Note Reserve”), and (4) defeasance charges related to the refinancing of certain properties undertaken to take advantage of attractive financing.

In considering the impact of the aforementioned events during its evaluation of the Company’s operating performance and the management of its underlying business, the Compensation Committee reasoned that it was appropriate to exclude the dilutive impact of the 2011 offering activity under the ATM Program from the Company’s year-end per share FFO calculation because the program contributed significantly to: (1) the continuation of the Company’s recapitalization efforts initiated in September 2009 and (2) achieving its strategy to reduce its outstanding corporate debt. With respect to the dilutive impact of the Land Impairment on the Company’s reported year-end per share FFO, the Compensation Committee recognized that impairment adjustments associated with depreciable real estate were now excludable from per share FFO calculations based on new accounting guidance and decided to treat the Land Impairment in the same manner as impairment charges related to depreciable assets.  Similar reasoning applied to the Note Reserve, as it related to the Company’s economic investment in the respective mall property which was subject to impairment charges against its recorded value throughout 2011 that were also excluded from the Company’s year-end reported per share FFO for purposes of determining the FFO Component of the annual bonus award. Lastly, the dilutive impact of certain non-recurring financing costs, specifically defeasance charges, was also neutralized as the completed financings were integral to Company’s capital needs and enhanced the overall value of the subject properties.

In exercising its authority, the Compensation Committee evaluated our 2011 year-end per Common Share FFO results without regard to the dilutive impact of the aforementioned offering activity, non-cash impairments, and financing charges. As part of its analysis and evaluation of information provided by management, the Compensation Committee concluded that the dilutive impact from the offering activity under the ATM Program on the Company’s reported 2011 year-end FFO results mathematically amounted to approximately $0.01 per Common Share when considering the additional Common Shares issued and the interest savings on the corresponding net proceeds. Additionally, the dilutive impact of the Land Impairment and above-described defeasance charges amounted to approximately $0.10 per Common Share.  Based upon this analysis and solely for purposes of determining annual bonuses, the Compensation Committee added back $0.11 per Common Share to the Company’s 2011 reported year-end per Common Share FFO results, leaving an adjusted year-end FFO of $0.63 per Common Share. Under the 2011 Executive Bonus Plan, FFO of $0.63 per diluted Common Share is within the plan’s Threshold FFO performance level. The Compensation Committee’s use of discretion as described above was authorized by the Board of Trustees and permitted by the terms of the 2011 Executive Bonus Plan.

In addition to authorizing incentive awards relating to FFO performance of the Named Executives as described above, the Compensation Committee determined the incentive awards relating to FFO performance for our other senior executives in the same manner.  In determining incentive compensation as described above, the Compensation Committee believed that the adjustments made: (1) permitted the Compensation Committee to effectively and fairly evaluate the performance of the Named Executives, as well as other senior executives, in managing the Company’s business and (2) promoted our compensation objective of motivating personnel to focus their performance on our company’s long-term goals and objectives.  Based upon the foregoing, the Compensation Committee authorized the payment of bonus awards to the Named Executives for the Company’s 2011 per Common Share FFO achievement at the 2011 Executive Bonus Plan’s Threshold level of 79% of a Named Executive’s FFO Target Amount as shown in the table below (amounts are rounded to the nearest dollar):

Named Executive	FFO Target Amount	FFO Component of Annual Bonus (79% of FFO Target Amount)
Chairman of the Board & CEO	$505,346	$399,223
EVP, CFO & Treasurer	$183,019	$144,585
President & COO	$244,246	$192,954
EVP of Dev., GC & Sec.	$145,351	$114,827
EVP, Director of Leasing	$143,310	$113,215

 (C)  Determining the Individual Objectives Component of a Named Executive’s Annual Bonus

In determining the amount of the Individual Objectives Component of a Named Executive’s annual performance bonus, the Compensation Committee considers the overall performance of the Named Executive on his individual objectives.  Upon the completion of the Named Executive’s performance evaluation, the Named Executive receives an overall achievement percentage that ranges from 0% to 125% and reflects his performance on his individual objectives.  This overall achievement percentage is then applied to the Named Executive’s Individual Objectives Target Amount to determine the Individual Objectives Component of the Named Executive’s annual bonus award. The table below lists the range of bonus payouts for individual achievement that each of the Named Executives was eligible to receive based upon his achievement of his individual objectives (amounts are rounded to the nearest dollar):

	Overall Performance Evaluation Levels for Individual Objectives
Named Executive	Threshold (75-99% Achievement Percentage)	Target (100% Achievement Percentage)(1)	Maximum (101-125% Achievement Percentage)
Chairman of the Board & CEO	$162,433 – $214,411	$216,577	$218,743 – $270,721
EVP, CFO & Treasurer	$58,828 – $77,653	$78,437	$79,221 – $98,046
President & COO	$78,508 – $103,630	$104,677	$105,724 – $130,846
EVP of Dev., GC & Sec.	$46,720 – $61,670	$62,293	$62,916 – $77,866
EVP, Director of Leasing	$46,063 – $60,804	$61,418	$62,032 – $76,772
1Listed amounts represent each Named Executive’s Individual Objectives Target Amount.

The individual objectives of the Named Executives for 2011 generally concerned: (1) the Company’s prospective strategic investment opportunities including managing existing joint venture relationships and investigating or completing proposed transactions (the “Investment Objective(s)”), (2) addressing the Company’s financing or refinancing strategies (the “Financing Objective(s)”), and (3) achieving the Company’s leasing and re-leasing plans (the “Leasing Objective(s)”). The Named Executives had additional objectives relating to their own individual performance or that of the department or functional area such person manages within our company.

With respect to determining the Chief Executive Officer’s Individual Objectives Component, the Compensation Committee considered his achievement of a Maximum rating for his Investment Objective as supported by the Company’s sale of Polaris Towne Center, acquisition of Town Center Plaza, and active examination of other potential transactional opportunities throughout the year. The Chief Executive Officer’s Financing Objectives relating to the Company’s 2011 refinancing activity and restructuring of its credit facility were evaluated at the Target and Maximum levels, respectively, due principally to: (1) the Company securing term extensions for mortgages on a regional mall and community center as well as obtaining permanent mortgage financing for an additional mall property and (2) completing two modifications of the Company’s corporate credit facility. The Compensation Committee also considered, in formulating the Chief Executive Officer’s award, the Target rating he received on his objective relating to the Company’s planning for the Phase III portion of Scottsdale Quarter as shown by the Company’s progress in pursuing potential retail and residential opportunities as well as other commercial uses for certain Phase III parcels. Lastly, the Compensation Committee considered the Chief Executive Officer’s Target performance on his objective to maintain the Company’s relationships with its primary lending partners as shown by the Chief Executive Officer’s achievement on his Financing Objectives.

In determining the Chief Financial Officer’s Individual Objectives Component, the Compensation Committee considered his achievement of a Maximum rating for his objective to implement the ATM Program and his Financing Objective concerning the effective modification of the Company’s corporate credit facility. The Compensation Committee also considered, in formulating the Chief Financial Officer’s award, the Target rating on his second Financing Objective to complete the refinancing for certain Company properties as supported by the Company securing term extensions for mortgages on both a regional mall and community center as well as obtaining permanent mortgage financing for an additional mall property. The Chief Financial Officer also achieved Target performance on his objective to provide integral leadership and support in overseeing the implementation of two separate web-based information portals for use by the Company’s personnel and Board of Trustees. Lastly, the Compensation Committee considered the Chief Financial Officer’s Threshold performance on his Investment Objective to develop funding strategies to support the Company’s strategic investment opportunities as shown by the implementation of the ATM Program, its performance during 2011, and the Chief Financial Officer’s fiscal management throughout 2011 of the available balance under the Company’s corporate credit facility.

With respect to determining the President’s Individual Objectives Component, the Compensation Committee considered his outstanding performance on his objectives to: (1) achieve expense savings for the Company’s common area maintenance (“CAM”) costs and meet the Company’s budget objectives for sponsorship revenue, (2) enhance the Company’s training and development initiatives for its personnel, and (3) oversee achievement of the Company’s leasing plans for fiscal year 2011.  With respect to each of these objectives, the President was evaluated at the Maximum level as supported by the Company achieving its 2011 budget goals for CAM expense and sponsorship revenue, the organization and execution of several training and development initiatives for Company personnel during 2011, and the Company’s achievement for fiscal year 2011 of total mall occupancy of 94.8% and re-leasing spreads of 8% for leases executed during 2011. The Compensation Committee also considered, in formulating the President’s award, his Target performance on his second Leasing Objective to manage the Company’s lease production process and transaction workflow as shown by the training of Company personnel to manage the processes as well as overall improvements in the process. Lastly, the Compensation Committee considered the President’s Threshold performance on his Investment Objective relating to the Company’s progress throughout 2011 to investigate potential strategic investments with one or more prospective joint venture partners.

In determining the Executive Vice President of Development’s Individual Objectives Component, the Compensation Committee considered his Maximum level performance in achieving his objective to recruit and hire additional personnel for the Company’s strategic investments department as evidenced by the hiring of such personnel during 2011.  Also considered was the Executive Vice President of Development’s Target performance on his objectives relating to his oversight of the Company’s internal investment committee as well as his management and supervision of department store and anchor negotiations as evidence by the effective management of the investment committee and the efficient and timely completion throughout 2011 of letters of intent for various department store and anchor transactions for the Company’s properties. Lastly, the Compensation Committee considered the Executive Vice President of Development’s Threshold performance on his Investment Objective relating to the Company’s progress throughout 2011 in reviewing potential joint venture transactions and managing the Company’s existing joint venture relationships as well as his objective to manage the development of the Company’s personnel in its construction and development departments. The Executive Vice President of Development transitioned into a new role at the beginning of 2012 and the Individual Objectives Component of his annual bonus compensation under the 2011 Executive Bonus Plan related entirely to his performance in his previous role as Chief Investment Officer.

With respect to determining the Executive Vice President, Director of Leasing’s Individual Objectives Component, the Compensation Committee considered his performance on his goals related to the Leasing Objectives which were as follows: (1) to manage the Company’s leasing department to achieve the Company’s leasing plans for fiscal year 2011, (2) to manage the Company’s lease production process and transaction workflow, and (3) to maintain the high exposure of the Company and its leasing personnel to retailers. The Executive Vice President, Director of Leasing’s performance on the first two objectives was at the Maximum level and Target level for the third objective as evidenced by the Company achieving its leasing goals for total mall occupancy of 94.8% and re-leasing spreads of 8% for leases executed during 2011, improved and enhanced processes for internal workflow for leasing transactions, and increases in the number of portfolio meetings during 2011 with retailers as compared to 2010.  The Compensation Committee also considered, in formulating the Executive Vice President, Director of Leasing’s award, his Maximum level performance on his Investment Objective as it pertained to leasing at the Company’s joint venture properties as evidence by improved leasing during 2011 with popular retailers at some of the Company’s mall properties held in joint ventures. Lastly, the Compensation Committee considered the Executive Vice President, Director of Leasing’s Target performance on his objective to enhance his role and participation in the Company’s acquisition transactions and meetings with investors and prospective joint venture partners.

Following the Compensation Committee’s review and assessment of the performance evaluations for the Named Executives, the Compensation Committee determined payout amounts for the Individual Objectives Component for each of the Named Executives based upon each person’s overall achievement percentage that resulted from his performance evaluation.  The Individual Objectives Component for each Named Executive was added to the person’s FFO Component to obtain the total bonus payout under the 2011 Executive Bonus Plan as shown in the following table:

Named Executive (Achieve. Percent.)	Individual Objectives Target Amount (30% of Target Bonus Payout Amount)	Individual Objectives Component of Annual Bonus(1)	FFO Component of Annual Bonus	Total Bonus Award
Chairman of the Board & CEO (110%)	$216,577	$238,235	$399,223	$637,458
EVP, CFO & Treasurer (105%)	$78,437	$82,359	$144,585	$226,944
President & COO (103%)	$104,677	$107,817	$192,954	$300,771
EVP of Dev., GC & Sec. (95%)	$62,293	$59,180	$114,827	$174,007
EVP, Director of Leasing (106%)	$61,418	$65,103	$113,215	$178,318
  1Amount determined by multiplying achievement percentage by Individual Objectives Target Amount.

The bonus payout award under the 2011 Executive Bonus Plan, for each of the Named Executives, is reflected in column (g) of the Summary Compensation Table. The bonus payment amount under the 2011 Executive Bonus Plan, generally, accounts for approximately 21% – 26% of a Named Executive’s total annual compensation that is reported in the Summary Compensation Table. Fluctuations in incentive compensation reflected in column (g) of the Summary Compensation Table between fiscal years 2009 and 2011 are attributable in part to the enhancements discussed earlier in the values of the variables used in the plan’s formula to determine bonuses and in part to the variances in awards received by the Named Executives between 2009 and 2011 for both individual performance as well as the Company’s FFO performance.

(iii)    Equity Compensation

(A)      Our Granting Practices & Philosophy

Historically, we have made annual grants of stock options and restricted Common Stock to our senior executive officers, including the Named Executives, as part of their compensation. Our equity incentive compensation awards provide an opportunity for us to achieve one of the objectives of our executive compensation program – to provide compensation that motivates our senior executive officers to focus their performance on the long-term goals of our company and align their motivations with those of our shareholders.  In addition to the aforementioned objective, the Compensation Committee also attempts to provide equity compensation that is competitive and reasonably consistent with our historical granting practices for the respective executive position.

According to the Meridian Study, our equity incentive compensation opportunity, on average, was below the 25th percentile as compared to companies in the Peer Group and Mall Peer Group.  The factor which contributed most significantly to this ranking was the absence of a long-term equity compensation component in our program other than restricted stock or stock options.  Additionally, many companies in the Peer Group, have increasingly turned to more effective forms of incentive equity compensation and discontinued the use of stock options as a form of incentive equity compensation often because of the associated fiscal expense, lack of a measurable corporate or employee performance component, lack of retention characteristics, high dividend yields among REITs, and minimal incentive effect on company performance or individual performance. As a result, the Compensation Committee, as advised by Meridian, designed and implemented the performance-based LTIP to improve the market competitiveness of our long-term equity compensation and make our equity incentive compensation program comparable with the programs of our Peer Companies in order to further our compensation objectives of providing competitive compensation that will motivate our executives to perform at a high level and align their motivations with those of our shareholders.

(B)       Our 2011 Equity Compensation Grants

Under the new LTIP, all of our senior executives, including each Named Executive, qualify to receive performance share awards if we achieve certain results in our cumulative TSR on our Common Shares over a three-year period beginning on January 1, 2011 and ending on December 31, 2013 (the “Performance Period”).  Under the LTIP, one allocated performance share equates to one Common Share.  Our TSR performance is determined by comparing our cumulative TSR performance against each of the Peer Companies (the “Comparison Companies”). We selected the Peer Companies to serve as the pool of companies against which our TSR under the LTIP would be measured for the same reasons that we selected each of the Peer Companies to be part of the pool of companies from which we obtained comparative compensation data for purposes of the Meridian Study.  Under the LTIP, TSR is calculated over the Performance Period as a percentage equal to the price appreciation (or depreciation) of one (1) Common Share during the Performance Period plus dividends paid (on a cumulative reinvested basis).  For purposes of measuring stock price appreciation under the LTIP, the stock price is the closing market price of the respective common stock on the NYSE (or such other applicable national stock exchange) on the applicable measurement date.  Once the TSR of our Common Shares is determined, it is compared with the TSR of each of the Comparison Companies for the same period using the same formula and then given a percentile rank.  Based upon the TSR percentile rank, a LTIP participant would qualify to receive Common Shares in accordance with the following award schedule:

If the Company’s Relative TSR Performance (Percentile Rank vs. Comparison Companies) is:	The number of Common Shares to be issued to a Named Executive:
90th percentile and above (Maximum Performance)	200% of Performance Shares Allocated
80th percentile to 89th percentile	175% to 197.5% of Performance Shares Allocated
70th percentile to 79th percentile	150% to 172.5% of Performance Shares Allocated
60th percentile to 69th percentile	125% to 147.5% of Performance Shares Allocated
51st percentile to 59th percentile	102.5% to 122.5% of Performance Shares Allocated
50th percentile (Target Performance)	100% of Performance Shares Allocated
40th percentile to 49th percentile	66.7% to 96.7% of Performance Shares Allocated
36th percentile to 39th percentile	53.3% to 63.3% of Performance Shares Allocated
35th percentile (Threshold Performance)	50% of Performance Shares Allocated

If the Company’s TSR for the Performance Period is less than zero, the maximum payout under the LITP is limited to the number of shares awarded for Threshold performance or such lesser number of Common Shares as determined by the Compensation Committee in its sole discretion.

In connection with implementing the LTIP, we did not award stock options, for fiscal year 2011, to our senior executives including all of the Named Executives.  The Compensation Committee designed our 2011 executive equity awards to be competitive and comparable with equity award values within the 25th to 50th percentiles for long-term incentive equity compensation awarded within the Peer Group. These percentiles were targeted because they were consistent with the percentile targets for our other forms of compensation discussed earlier and were feasible given the prevailing market value of our Common Stock which serves as the underlying security for our equity awards.  In order to achieve this objective, the Compensation Committee established a long-term incentive award market value (“LTI Value”) for each LTIP participant, including each of the Named Executives, that was comparable with values within the 25th to 50th percentiles for long-term equity compensation for similarly-situated officers within the Peer Companies.

The aggregate grant date values for our 2011 equity awards for each LTIP participant, including each of the Named Executives, equaled each person’s LTI Value.  Based upon the aforementioned value, awards for LTIP participants, including each of the Named Executives, consisted of two-thirds restricted Common Stock and one-third allocated performance shares. The awards were apportioned in this manner to be consistent with our historical apportionment of equity awards that include restricted Common Stock grants.  Restricted Common Stock and performance share award sizes for LTIP participants, including each Named Executive, were determined by dividing the apportioned LTI Value for the respective security by the NYSE closing market price for our Common Shares on May 5, 2011 (the “Grant Date”).  The table below provides the LTI Values for each Named Executive and illustrates the methodology used to determine our fiscal year 2011 equity award sizes for the Named Executives:

Named Executive	LTI Value	Restricted Stock Value (2/3 of LTI Value)(1)	Restricted Stock Grant	Performance Share Value (1/3 of LTI Value)(1)	Performance Share Allocation
Chairman & CEO	$1,050,000	$700,000	74,946	$350,000	37,473
EVP & CFO and Treasurer	$420,000	$280,000	29,979	$140,000	14,989
President & COO	$480,000	$320,000	34,261	$160,000	17,131
EVP of Dev., GC & Sec.	$290,000	$195,000	20,878	$95,000	10,171
EVP, Director of Leasing	$290,000	$195,000	20,878	$95,000	10,171
1Amounts divided by $9.34 to derive respective total for restricted Common Stock grant and performance share allocation. Final grant sizes were rounded to the nearest whole share.

Similar to restricted Common Share grants in previous years, the 2011 restricted Common Share grants have transfer restrictions that lapse in three equal annual installments over a period of five years beginning on the third anniversary of the grant date. The Compensation Committee made our 2011 equity awards in May which is a change from our traditional practice of issuing annual equity awards in March. We made this change to coincide our annual equity awards with our annual meeting of shareholders and election of trustees.  The Compensation Committee’s meeting schedule is determined several months in advance and the proximity of any award(s) to public announcements or other market events relating to our company is purely coincidental. Additionally, as with our equity awards in past years, the Board of Trustees approved and ratified the Compensation Committee’s decisions relating to our 2011 equity awards.

The values relating to our equity awards which are reported in columns (e) and (f) of the Summary Compensation Table for each Named Executive represent the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”) for each Named Executive’s respective award(s) during the listed year. Generally, the aggregate grant date fair value of the restricted Common Stock awards and performance share allocations account for approximately 34% to 41% of a Named Executive’s total annual compensation that is reported in the Summary Compensation Table.

(C)      Common Stock Ownership Guidelines & Related Policies

Since May 2008, we have maintained share ownership guidelines to promote our compensation objective of encouraging our senior executive officers to increase their ownership of Common Stock in our company over the course of their employment.  In addition, we believe the share ownership guidelines motivate our senior executive officers to focus their performance on both the long-term and near-term goals of our company by aligning their interests with the interests of our shareholders. Under the guidelines, Common Shares acquired by officers and trustees through purchase, gift, exchange, or other means are counted toward the ownership requirement level in addition to Common Shares received through grants, awards, or payments from the Company.  Performance share allocations do not count toward the ownership requirement level unless the allocation has vested, based on our TSR performance as measured under the LTIP, into a right to receive Common Shares.  Also, only the in-the-money value of exercisable and vested stock options may count toward an executive or trustee’s ownership requirement level.

The share ownership guidelines also apply to any member of our Board of Trustees who is not an employee of the Company or any of its’ affiliates.  The guidelines require that each non-employee member of the Board of Trustees shall, within five years of the later of the guidelines’ adoption date of May 9, 2008 or the date on which such person is elected or appointed to the Board of Trustees, own Common Shares with a market value of no less than four times such person’s then current annual cash retainer for serving as a member of the Board of Trustees, exclusive of chairperson fees, lead independent trustee fees, or meeting fees.  With respect to our executive officers, the guidelines provide that the Chief Executive Officer, President, Chief Operating Officer, any Executive Vice Presidents, and any other executive officers of the Company that are identified by the Compensation Committee as being subject to the guidelines, shall, within five years of the later of the guidelines’ adoption date or the date on which such person is elected or appointed to the applicable office covered by the guidelines, own Common Shares with a market value as follows:

Executive Officer	Market Value of Common Shares Required to Own
Chief Executive Officer	Four times (4X) base salary
President	Three times (3X) base salary
Chief Operating Officer	Three times (3X) base salary
Other executive officers of the Company subject to the guidelines	Two times (2X) base salary

Under the guidelines, an executive officer’s base salary shall be the actual paid annual salary received by the executive officer from the Company (or any applicable affiliated company or subsidiary) for the Company’s fiscal year in which the market value of the executive officer’s Common Share holdings is measured for purposes of compliance with the guidelines. Persons holding more than one of the listed offices shall comply with the guidelines by following the ownership requirements of the office with the larger Common Stock ownership obligation.

In addition to the above-described guidelines, our policies regarding trading in our securities by our senior executives and members of our Board of Trustees prohibit such persons from engaging in short selling or hedging of our securities and trading on any exchange or organized market, put options, call options, and other derivatives of our securities not issued or sponsored by our company.  Although our employees and trustees are permitted to have margin accounts for our securities or to pledge our securities, all senior executives and members of the Board of Trustees must notify our General Counsel prior to creating a margin account for our securities or pledging our securities and shall immediately notify the General Counsel if the broker for such an account sells the Company securities held in the pledged or margin account. Lastly, all employees and trustees shall notify the General Counsel before establishing a standing or limit order to buy or sell our securities.  If the General Counsel consents to the employee or trustee’s establishment of a standing or limit order then such person shall provide the details of the order to the General Counsel as well as any future changes or modifications to such order.

(iv)  Retirement & Health Benefits

Our retirement benefits are provided under our Amended and Restated Retirement Savings Plan (the “Savings Plan”).  The Savings Plan is a tax-qualified deferred compensation plan or 401(k) plan.  The Savings Plan currently has a feature that permits the Company to partially match employee contributions to the Savings Plan, including contributions made by our senior executive officers. In May 2009, we suspended the Company match feature under the Savings Plan as part of our cost reduction measures (the “Match Suspension”).  However, the Match Suspension was lifted effective January 1, 2011 and throughout fiscal year 2011 the Company matched 100% of the first 3% of salary deferrals that an employee contributed to the Savings Plan and 50% of the next 2% of salary deferrals that an employee contributed to the Savings Plan.  The terms of the Company match and the employees eligible to participate in the Savings Plan were not materially different then the terms existing before the Match Suspension. During 2011, for Named Executives who were Savings Plan participants, we provided matching contributions under the Savings Plan of up to $9,800 per person. We do not have a traditional pension plan or supplemental retirement plan.  The health benefits that we provide senior executive officers are the same benefits generally available to all of our salaried employees, and participation is optional.

(v)  Change in Control Arrangements

(A)  Severance Benefits Agreements

All of the Named Executives have change in control arrangements in the form of a Severance Benefits Agreement.  Payments under our severance agreements also include the continuation of certain health insurance benefits as well as the immediate vesting of all unvested and outstanding equity compensation held by the respective Named Executive. As shown in Table A in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control,” the amount of a Named Executive’s potential payment(s) is based upon a formula that includes the person’s annual base salary existing at the time the change in control occurs plus the applicable target bonus opportunity for such person under the bonus plan(s) in which the person participates during the year in which the change in control occurs or such plan(s) in effect during the Company’s most recently completed fiscal year if no bonus plan(s) are in place in the year in which the change in control occurs.

Effective February 16, 2011, upon the advice and recommendation of Meridian, the Compensation Committee and Board of Trustees approved amendments to our Severance Benefits Agreements, including the agreement of each Named Executive, to modify the aforementioned formula to only include the Named Executive’s existing annual base salary and target bonus opportunity for the year in which the change in control occurs as opposed to the preceding year and remove as formula variables the fair market value of restricted Common Stock awards and any other property or rights given or awarded by the Company in the year preceding the change in control. The amendments were the result of negotiated changes to pre-existing contracts between the Company and the senior executives with Severance Benefits Agreements, including each of the Named Executives. The changes represented a significant reduction in potential severance benefits. The Severance Benefits Agreements were also amended to provide for a three-year renewable term. Based upon Meridian’s advice and recommendation, the Compensation Committee believes the amendments make our Severance Benefits Agreements comparable to severance and change in control arrangements of other similarly sized public companies, including, but not limited to, REITs.  These amendments are consistent with and advance the Compensation Committee’s objective to provide compensation arrangements that are competitive and comparable to other companies similar to ours in size and operation. Meridian’s recommendations with respect to our Severance Benefits Agreements were not based upon any formal study, but rather its compensation consulting experience and observations as to the preferred or most consistent and widely used practices with respect to corporate change in control agreements.  The Compensation Committee and Board of Trustees also approved the increase in the severance multiplier for the Executive Vice President, Director of Leasing from two times (2x) to three times (3x) in connection with his promotion from Senior Vice President to Executive Vice President.  The change is also consistent with the Company’s historical practice for similarly situated executives. In addition to the above-described amendments, additional administrative amendments, discussed in greater detail in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control,” were also made to the agreements to clarify the timing of when payments would be made and the types of health benefits available to persons upon a change in control.

We believe that providing change in control agreements to our senior executive officers and structuring them in this manner serves one of the chief objectives of our executive compensation program by aligning the motivations and interests of senior management with those of our shareholders when change in control offers or transactions are considered.  Under the Severance Benefits Agreements, the outstanding equity awards held by Named Executives immediately vest prior to a change in control and therefore a Named Executive has an incentive, both as an officer of the Company and as a shareholder, to optimize the investment return for our shareholders in connection with a change in control. Furthermore, we permit payments under the Severance Benefits Agreements to persons with such agreements who are still employed by our company following a change in control.  We believe that if the severance payment and benefits a Named Executive received under a Severance Benefits Agreement following a change in control were materially affected by the person’s employment status with our company following the change in control, then his or her motivations in evaluating a change in control transaction involving our company are less likely to be aligned with those of our shareholders.

The existence and structure of our severance agreements also aids in our recruitment and retention of executive officers.  The tax related payments, health benefits, and severance multiplier are components of the agreements that we believe help us to achieve this objective.  Moreover, we believe that providing change in control benefits and protections to senior executive officers serves our retention and recruitment objective because the arrangements reassure executive officers that they will not lose the benefit of the Company’s future profits if a change in control occurs that they would have otherwise received in the short term had the change in control not occurred.

Table A in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control” illustrates that the amount payable and benefits received under the Severance Benefits Agreements are influenced by other elements of compensation within our executive compensation program.  However, the Compensation Committee’s decisions pertaining to these elements are not affected or influenced by the impact that each element may have on a Named Executive’s severance payment under a Severance Benefits Agreement.  Moreover, all of the Severance Benefits Agreements of the Named Executives are structured identically. Although the potential severance payout differs for each Named Executive, the differences relate mainly to the differences in salary (both actual and base) and target bonus opportunity for each individual. The reasons for these differences in the context of the severance arrangements are the same as those previously stated in this Compensation Discussion and Analysis section for the differences in salary and bonus compensation between the Named Executives.  Potential severance payments and benefits for the Named Executives are discussed in greater detail in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control.”  Other than the changes discussed above, no other changes were made to the existing severance arrangements for any of the Named Executives nor did any of the Named Executives receive additional severance arrangements or benefits.

(B)  LTIP Change in Control Provisions

Under the LTIP, if a change in control occurs during the Performance Period, then the effective date of such an event shall be the last day of the Performance Period. The determination of the number of Common Shares an LTIP participant shall receive in exchange for the performance shares allocated to such person shall be based solely on the Company’s relative percentile ranking of its TSR over the abbreviated Performance Period relative to the Comparison Companies.  Under the LTIP, a LTIP participant’s payout, including that of each Named Executive, following a change in control shall only be in the form of Common Shares (or such other consideration equivalent to the Common Shares that effectively results from the change in control).  Similar to the Severance Benefits Agreements, we believe that providing a change in control provision in the LTIP structured in this manner is consistent with our overall compensation objectives because it serves to motivate the Named Executives to focus their performance on the Company’s long-term goals and to align their interests with those of our shareholders.  Under the LTIP’s change in control provisions, as the per share consideration for the Common Shares increases, so does the potential TSR for the Common Shares and potential payout under the LTIP for the Named Executive.  A Named Executive participating in the LTIP is therefore motivated to consider and negotiate change in control transactions, which are covered by the LTIP’s change in control provision, which should result in a positive increase in the TSR for our shareholders.

It is possible for a Named Executive to receive a payout under the LTIP as well as under a Severance Benefits Agreement following a change in control as there are no provisions prohibiting this under either arrangement.  Under the LTIP, if the performance shares allocated to a Named Executive have not been forfeited, a Named Executive may receive a payout under the LTIP’s change in control provisions regardless of whether such person is still an employee of the Company at the time of or after the change in control.  The Compensation Committee has the sole authority under the LTIP to waive the forfeiture provisions that apply when a LTIP participant’s employment with the Company terminates.

Similar to payouts under the severance arrangements, LTIP change in control payouts are determined using the same formula for all Named Executives, but the potential payout amounts vary among the Named Executives.  The reasons for these differences are both practical and philosophical.  As described above, the Named Executives receive different performance share allocations based upon the appropriate compensation level for the respective position.  Depending on the TSR of the Common Shares as a result of a change in control, the Named Executive will receive a percentage of his performance share allocation in the form of Common Shares.  Unlike the severance arrangements, the LTIP’s formation and implementation did impact the decisions of the Compensation Committee as to other elements of compensation.  As discussed and explained earlier, after the LTIP’s implementation, the Compensation Committee did not grant stock options to the Named Executives during 2011.  Potential change in control payouts for the Named Executives under the LTIP are discussed in greater detail in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control.”

Tax & Accounting Implications on Executive Compensation

Section 162(m) of the IRS Code imposes a $1,000,000 limit on a publicly traded company’s federal income tax deduction for non-performance based compensation paid during a tax year to persons who are covered by Section 162(m).  It is the responsibility of the Compensation Committee to address the issues raised by Section 162(m) with respect to the compensation paid to the Named Executives.  At this time, it is not anticipated that any such non-deductible compensation will be material in amount.  Moreover, so long as the Company continues to qualify as a REIT under the IRS Code, the payment of any non-deductible compensation should not have a materially adverse impact on the Company.  The Compensation Committee will continue to monitor the tax implications of executive compensation on the Company’s financial statements and will take appropriate action as warranted.

Section 409A of the IRS Code imposes taxes and interest on compensation deferred under nonqualified deferred compensation plans unless the plan and any compensation paid under the plan qualifies for certain exemptions or exceptions from the applicability of Section 409A.  At this time, we believe that the plan-based compensation of the Named Executives, including the potential compensation payable under the Severance Benefits Agreements, 2004 Plan, Incentive Plan, and LTIP  is either within an exception or exemption from the applicability of Section 409A and is not intended to be deferred compensation, or the applicable plan complies with Section 409A. The Compensation Committee will continue to monitor the implications of Section 409A on our current executive compensation plans, as well as future arrangements provided by the Company.

Company Consideration of Previous Shareholder Voting Results in Determining Fiscal Year 2011 Executive Compensation

At the Annual Meeting, our shareholders will for the second time cast a non-binding advisory vote on the executive compensation matters discussed in this section and reported in the tables that follow. Although our Board and Compensation Committee examined the results from the non-binding shareholder advisory vote on executive compensation held for our 2011 Annual Meeting of Shareholders, the results of that vote occurred following the effective date of all of the compensation enhancements and adjustments discussed in this section and had no measurable impact on those changes.  However, in consideration of the voting results from our non-binding advisory vote on executive compensation that occurred at our 2011 Annual Meeting of Shareholders and feedback from various external sources, including Meridian, the Compensation Committee approved the disclosure of our policy for future executive severance arrangements that we enter into. As noted above, the Severance Benefits Agreements discussed in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control” are long-standing pre-existing contracts and are structured such that benefits are payable upon a change in control and the recipient receives, in addition to the severance payment provided under the agreement, a payment to cover taxes incurred on both the aforementioned severance payment as well as the tax reimbursement payment. All future Severance Benefits Agreements with Company executives will be structured to require both a change in control and a qualifying termination of the executive’s employment with the Company (or any affiliated entity) following such change in control in order for benefits to be payable under the agreement.  Furthermore, in all future agreements, we will discontinue the inclusion of tax gross up features to reimburse or fund the tax liability of executives for payments made pursuant to such Severance Benefits Agreements. Our Board of Trustees and Compensation Committee will continue to review and examine the results of non-binding advisory shareholder votes on executive compensation that we hold in the future, including the one to be held at the Annual Meeting, in order to discern any meaningful trends and to consider the voting results in light of our existing governance policies and procedures, bylaws as well as our executive compensation programs, policies, and objectives.

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Summary Compensation Table & Other Supporting Tables

The following tables and accompanying footnotes set forth certain information with respect to the cash and other compensation paid or accrued by the Company for its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of fiscal years ended December 31, 2011, 2010, and 2009 (collectively, the “Named Executives”). All values stated are rounded to the nearest dollar.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1), (2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(6) ($)	Total(8) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Michael P. Glimcher Chairman of the Board and Chief Executive Officer	2011 2010 2009	$721,923 $561,731 $555,096		$1,023,762 $270,600 $84,000	$0 $40,617 $2,255	$637,458(5) $393,914 $324,387	$86,446(7) $64,297) $103,133	$2,469,589 $1,331,159 $1,068,871
Mark E. Yale Executive Vice President, Chief Financial Officer and Treasurer	2011 2010 2009	$373,509 $293,251 $289,787	$35,000(4)	$409,509 $90,200 $28,000	$0 $13,539 $752	$226,944(5) $120,967 $100,704	$33,617(7) $21,317 $31,611	$1,043,579 $539,274 $485,854
Marshall A. Loeb President and Chief Operating Officer	2011 2010 2009	$498,462 $415,192 $410,288		$468,010 $135,300 $42,000	$0 $20,309 $1,127	$300,771(5) $171,267 $138,885	$47,215(7) $31,294 $43,814	$1,314,458 $773,362 $636,114
George A. Schmidt Executive Vice President of Development, General Counsel, and Secretary	2011 2010 2009	$346,074 $327,469 $323,601		$282,878 $75,164 $23,332	$0 $11,281 $626	$174,007(5) $134,590 $102,744	$31,281(7) $18,316 $30,594	$834,240 $566,820 $480,897
Thomas J. Drought, Jr. Executive Vice President, Director of Leasing	2011 2010 2009	$341,213 $316,888 $314,451		$282,878 $45,100 $14,000	$0 $6,770 $376	$178,318(5) $104,573 $82,513	$24,264(7) $10,800 $17,579	$826,673 $484,131 $428,919

(1)
With respect to fiscal year 2011, the value represented for each Named Executive is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s restricted Common Stock award and performance share allocation received during 2011. The remaining values for years 2009 and 2010 are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s restricted Common Stock award received during the respective fiscal year. The assumptions used in determining the listed valuations for fiscal years 2009-2011 are provided in Part IV of the Company’s Form 10-K for the fiscal year ended December 31, 2011 in Item 15 entitled Exhibits and Financial Statement Schedules in note 16 of the notes to consolidated financial statements.

(2)
With respect to the value reported for performance shares received by each Named Executive during fiscal year 2011, the FASB Topic 718 grant date fair value reported in the table above is based upon the probable outcome of the performance conditions for such awards as of the respective grant date and is consistent with the estimate of the aggregate compensation cost for each respective award to be recognized over the service period determined as of the grant date under FASB Topic 718, excluding the effect of estimated forfeitures.  The FASB Topic 718 grant date fair value of each performance share award assuming that the highest level of performance conditions is achieved is as follows for each Named Executive:  (i) Mr. Michael P. Glimcher – $661,398, (ii) Mr. Mark E. Yale – $264,556, (iii) Mr. Marshall A. Loeb – $302,362, (iv) Mr. George A. Schmidt – $179,518, and (v) Mr. Thomas J. Drought, Jr. – $179,518.

(3)
None of the Named Executives received stock option awards in 2011. The remaining values for years 2009 and 2010 are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s stock option award received during the respective fiscal year listed in column (b). The assumptions used in determining the listed valuations for fiscal years 2009 and 2010 are provided in Part IV of the Company’s Form 10-K for the fiscal year ended December 31, 2011 in Item 15 entitled Exhibits and Financial Statement Schedules in note 17 of the notes to consolidated financial statements.

(4)
The amount represents a one-time discretionary cash bonus award approved by the Compensation Committee for outstanding performance managing, coordinating, and overseeing the Company’s financing related transactions and activities during fiscal year 2009.

(5)	The amounts represent cash awards received by the respective Named Executive pursuant to the terms of the 2011 Executive Bonus Plan.

(6)
The total value of all perquisites and other personal benefits received by the respective Named Executive during the fiscal year ended December 31, 2011 was less than $10,000 and therefore is not included in this table.

(7)
The listed amount represents the aggregate matching contributions made or credited by the Company for fiscal year 2011 under the Savings Plan to the respective Named Executive and the aggregate dividends received by the respective Named Executive during fiscal year 2011 for Common Stock received from the Company in connection with restricted Common Stock grants. The matching Savings Plan contributions and dividend payments for each respective Named Executive are as follows:  (i) Michael P. Glimcher  – $9,800 in matching contributions and $76,646 in dividend payments, (ii) Mr. Mark E. Yale – $7,149 in matching contributions and $26,468 in dividend payments, (iii) Mr. Marshall A. Loeb – $9,800 in matching contributions and $37,415 in dividend payments, (iv) Mr. George A. Schmidt – $9,800 in matching contributions and $21,481 in dividend payments, and (v) Mr. Thomas J. Drought, Jr. – $9,800 in matching contributions and $14,464 in dividend payments.

(8)	For each respective Named Executive, the amount listed represents the aggregate total of the amounts listed in columns (c) through (h).

The Summary Compensation Table above reflects for each Named Executive the payments and awards for 2011, 2010, and 2009 of the primary elements of executive compensation that were discussed in the preceding Compensation Discussion and Analysis section.  With respect to the data listed for fiscal year 2011, salary constitutes the largest component of each Named Executive’s total compensation that is paid in cash.  The data listed in column (e) for 2011 represents the aggregate grant date fair value for both restricted Common Shares awarded to the Named Executive and performance share allocations. The significant difference in the values listed for 2011 and those for 2009-10 can be attributed to the performance share allocations which were only awarded in 2011 and not 2009 or 2010.  The aggregate grant date fair value for stock option awards granted to the respective Named Executive is reported in column (f).  No stock option awards were made to the Named Executives in 2011.

We determined the aggregate grant date values for our restricted Common Stock awards by taking the closing market price of the Common Shares on the NYSE on the date of grant and multiplying it by the number of restricted Common Shares received by the respective Named Executive in the listed year.   With respect to the performance shares, we determined the aggregate grant date fair value for those awards by using the Monte Carlo simulation technique which establishes a value by first simulating one or more variables that may affect or influence the value of the performance shares and then determines their average value over the range of resultant outcomes.  The dollar value of dividends paid to the Named Executives for their respective restricted Common Stock holdings are included in column (h). No dividends are paid or accrued with respect to our outstanding stock option awards or with respect to the performance share allocations.

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GRANTS OF PLAN-BASED AWARDS
FOR 2011

The following table and accompanying footnotes set forth certain information concerning grants of cash and non-cash awards made to each of the Named Executives under the Company’s equity and non-equity incentive compensation plans during the fiscal year ended December 31, 2011. All monetary values are rounded to the nearest dollar and all share amounts are rounded to the nearest whole share.  None of the Named Executives has transferred any of the awards that he received during the fiscal year ended December 31, 2011.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael P. Glimcher	5/4/2011	$162,433	$721,923	$1,028,740	18,736	37,473	74,946	74,946	Rest. Stock: $699,996 Perf. Shares: $323,767
Mark E. Yale	5/4/2011	$58,828	$261,456	$372,575	7,494	14,989	29,978	29,979	Rest. Stock: $280,004 Perf. Shares: $129,505
Marshall A. Loeb	5/4/2011	$78,508	$348,923	$497,215	8,565	17,131	34,262	34,261	Rest. Stock: $319,998 Perf. Shares: $148,012
George A. Schmidt	5/4/2011	$46,720	$207,644	$295,893	5,085	10,171	20,342	20,878	Rest. Stock: $195,001 Perf. Shares: $87,877
Thomas J. Drought, Jr.	5/4/2011	$46,063	$204,728	$291,737	5,085	10,171	20,342	20,878	Rest. Stock: $195,001 Perf. Shares: $87,877

(1)  Amounts represent possible cash payouts to the respective Named Executive pursuant to the terms of our 2011 Executive Bonus Plan.  The range of payments listed in columns (c) through (e) for each of the Named Executives represents the estimated possible bonus payment amounts under the 2011 Executive Bonus Plan that the respective Named Executive would be eligible for under the following circumstances and assuming no use of discretion by the Compensation Committee in authorizing such payments:

Threshold:
The FFO Component of an individual’s bonus payment is not awarded if the Company’s FFO performance is below the Minimum level under the 2011 Executive Bonus Plan and the individual attains an achievement percentage of 75% for overall performance on his individual objectives and receives 75% of his Individual Objectives Target Amount.

Target:
The FFO Component of an individual’s bonus payment is awarded at 100% of his FFO Target Amount.  The individual attains an achievement percentage of 100% for overall performance on his individual objectives and receives 100% of his Individual Objectives Target Amount.

Maximum:
The FFO Component of an individual’s bonus payment is awarded at 150% of his FFO Target Amount.  The individual attains an achievement percentage of 125% for overall performance on his individual objectives and receives 125% of his Individual Objectives Target Amount.

Actual payouts under the 2011 Executive Bonus Plan are reported in column (g) of the Summary Compensation Table.

(2)
For each Named Executive and as of December 31, 2011, the listed amounts are the Common Shares that the respective Named Executive would qualify to receive based upon the performance shares allocated to such person, as well as the Company’s achieving a certain TSR under the LTIP. Under the LTIP, TSR performance at the Threshold level qualifies a Named Executive to receive an award of Common Shares equal to 50% of his total performance share allocation, TSR performance at the Target level qualifies a Named Executive to receive an award of Common Shares equal to 100% of his total performance share allocation, and TSR performance at the Maximum level qualifies a Named Executive to receive an award of Common Shares equal to 200% of his total performance share allocation.  At December 31, 2011, Mr. Glimcher had an allocation of 37,473  performance shares, Mr. Yale had an allocation of 14,989 performance shares, Mr. Loeb had an allocation of 17,131 performance shares, and Messrs. Schmidt and Drought each had an allocation of 10,171 performance shares apiece.

(3)	Amounts represent restricted Common Stock granted from the 2004 Plan to the listed Named Executive during fiscal year 2011.

(4)	The value represented for the restricted Common Stock awards and performance share allocations for each Named Executive was computed in accordance with FASB ASC Topic 718.

The disclosures contained in the two preceding tables include both cash and equity compensation.  The largest components of each Named Executive’s cash compensation are their annual salary and annual bonus plan payment.  Generally, a Named Executive’s aggregate salary and bonus plan compensation account for approximately 55% to 63% of the individual’s total compensation.  All restricted Common Stock grants and performance share allocations were made from our 2004 Plan.  The LTIP is a subplan of the 2004 Plan.  All of the Named Executives received regular dividends on their restricted Common Stock holdings during 2011 at the same dividend rates applicable to all of the Company’s other common shareholders. No dividends or other earnings are paid on a Named Executive’s performance share allocations.

The restricted Common Stock awards have service-based conditions related to their vesting in that the transfer restrictions on the Common Shares lapse over a predetermined period of time provided the Named Executive remains employed by our company.  The transfer restrictions on the Common Stock awards received by each of the Named Executives during 2011 lapse in three annual installments over a period of five years beginning on the third anniversary of the grant date.  If a Named Executive’s performance share allocations vest at the end of the Performance Period and entitle him to receive Common Shares then pursuant to the terms of the LTIP those Common Shares will be subject to restrictions deemed appropriate by the Compensation Committee or required by applicable law. Additionally, the restricted Common Stock awards and performance share allocations have forfeiture provisions that are triggered if the Named Executive is no longer employed by our company unless the Compensation Committee waives the forfeiture provisions for such securities.

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OUTSTANDING EQUITY AWARDS AT
FISCAL YEAR-END 2011

The following table and accompanying footnotes set forth certain information concerning unexercised options to purchase Common Shares and unvested restricted Common Stock for each Named Executive that are outstanding as of December 31, 2011. None of the Named Executives has transferred any of the awards that are reported in the table below.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Michael P. Glimcher Option, Stock & Perf. Shr. Awards 03/05/02 Award 03/11/03 Award 03/12/04 Award 05/10/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award	25,000 75,000 97,985 27,015 75,000 75,000 16,000 8,000 N/A	0 0 0 0 0 0 8,000(8) 16,000(8) N/A	$17.61 $18.93 $26.69 $19.56 $25.67 $25.22 $1.40 $4.51 N/A	03/04/12 03/10/13 03/11/14 05/09/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A	220,713(3)	$2,030,560	N/A N/A N/A N/A N/A N/A N/A N/A 74,946(9)	N/A N/A N/A N/A N/A N/A N/A N/A $689,503
Mark E. Yale Option, Stock & Perf. Shr. Awards 09/08/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award	20,000 15,000 25,000 5,333 2,667 N/A	0 0 0 2,667(8) 5,333(8) N/A	$25.61 $25.67 $25.22 $1.40 $4.51 N/A	09/07/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A	78,480(4)	$722,016	N/A N/A N/A N/A N/A 29,978(9)	N/A N/A N/A N/A N/A $275,798
Marshall A. Loeb Option, Stock & Perf. Shr. Awards 05/16/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award	25,000 25,000 8,000 4,000 N/A	0 0 4,000(8) 8,000(8) N/A	$24.74 $25.22 $1.40 $4.51 N/A	05/15/15 05/04/16 03/11/19 03/04/20 N/A	107,061(5)	$984,961	N/A N/A N/A N/A 34,262(9)	N/A N/A N/A N/A $315,210

(1)
For each Named Executive, listed amounts represent the aggregate market value of the unvested restricted Common Shares listed in column (f) as computed by multiplying the Common Shares’ closing market price of $9.20 per share as listed on the NYSE as of December 31, 2011 by the number of unvested restricted Common Shares listed in the adjacent column (amounts are stated to the nearest dollar).

(2)
Listed amounts represent the aggregate market value of the Common Shares held by the respective Named Executive following issuance under the terms of the LTIP as described in footnote 9 and as computed by multiplying the Common Shares’ closing market price of $9.20 as listed on the NYSE as of December 31, 2011 by the number of Common Shares listed in the adjacent column for the particular award (amounts are stated to the nearest dollar).

(3)
The vesting dates for Mr. Glimcher’s 220,713 unvested restricted Common Stock awards are as follows: (i) 5,234 shares vest on March 8, 2012, (ii) 533 shares vest on September 6, 2012, (iii) 20,000 shares vest in equal installments on March 14, 2012 and March 14, 2013, (iv) 60,000 shares vest in thirds on March 12, 2012, March 12, 2013, and March 12, 2014, (v) 60,000 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, and (vi) 74,946 shares vest in installments on May 4, 2014, May 4, 2015, and May 4, 2016.  Mr. Glimcher held an aggregate total of 423,000 outstanding stock options awards at December 31, 2011.

(4)
The vesting dates for Mr. Yale’s 78,480 unvested restricted Common Stock awards are as follows: (i) 1,834 shares vest on March 8, 2012, (ii) 6,667 shares vest in installments on March 14, 2012 and March 14, 2013, (iii) 20,000 shares vest in thirds on March 12, 2012, March 12, 2013, and March 12, 2014, (iv) 20,000 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, (v) 29,979 shares vest in installments on May 4, 2014, May 4, 2015, and May 4, 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011 (cont’d)
Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
George A. Schmidt Option, Stock & Perf. Shr. Awards 03/05/02 Award 03/11/03 Award 03/12/04 Award 05/10/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award	30,000 50,000 39,194 10,806 25,000 25,000 4,444 2,222 N/A	0 0 0 0 0 0 2,222(8) 4,444(8) N/A	$17.61 $18.93 $26.69 $19.56 $25.67 $25.22 $1.40 $4.51 N/A	03/04/12 03/10/13 03/11/14 05/09/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A	61,599(6)	$566,711	N/A N/A N/A N/A N/A N/A N/A N/A 20,342(9)	N/A N/A N/A N/A N/A N/A N/A N/A $187,146
Thomas J. Drought, Jr. Option, Stock & Perf. Shr. Awards 03/11/03 Award 03/12/04 Award 05/10/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award	13,333 15,678 4,322 20,000 10,000 2,667 1,333 N/A	0 0 0 0 0 1,333(8) 2,667(8) N/A	$18.93 $26.69 $19.56 $25.67 $25.22 $1.40 $4.51 N/A	03/10/13 03/11/14 05/09/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A	45,345(7)	$417,174	N/A N/A N/A N/A N/A N/A N/A 20,342(9)	N/A N/A N/A N/A N/A N/A N/A $187,146

(5)
The vesting dates for Mr. Loeb’s 107,061 unvested restricted Common Stock awards are as follows: (i) 2,267 shares vest on March 8, 2012, (ii) 533 shares vest on September 6, 2012, (iii) 10,000 shares vest in equal installments on March 14, 2012 and March 14, 2013, (iv) 30,000 shares vest in thirds on March 12, 2012, March 12, 2013, and March 12, 2014, (v) 30,000 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, and (vi) 34,261 shares vest in installments on May 4, 2014, May 4, 2015, and May 4, 2016.

(6)
The vesting dates for Mr. Schmidt’s 61,599 unvested restricted Common Stock awards are as follows: (i) 1,834 shares vest on March 8, 2012, (ii) 5,555 shares vest in  installments on March 14, 2012 and March 14, 2013, (iii) 16,666 shares vest in thirds on March 12, 2012, March 12, 2013, and March 12, 2014, (iv) 16,666 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, and (v) 20,878 shares vest in installments on May 4, 2014, May 4, 2015, and May 4, 2016.

(7)
The vesting dates for Mr. Drought’s 45,345 unvested restricted Common Stock awards are as follows: (i) 1,134 shares vest on March 8, 2012, (ii) 3,333 shares vest in installments on March 14, 2012 and March 14, 2013, (iii) 10,000 shares vest in thirds on March 12, 2012, March 12, 2013, and March 12, 2014, (iv) 10,000 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, and (v) 20,878 shares vest in installments on May 4, 2014, May 4, 2015, and May 4, 2016.

(8)
With respect to the unexercisable stock options awarded on March 12, 2009 and March 5, 2010 and held by each respective Named Executive, the remaining unvested options granted on March 12, 2009 shall vest on March 12, 2012 and the remaining unvested options granted on March 5, 2009 shall vest in nearly equal installments on March 5, 2012 and March 5, 2013.

(9)
With respect to the vesting date for the unearned performance shares granted to each respective Named Executive on May 4, 2011, the vesting date is December 31, 2013. For each Named Executive, the stated amount is 200% of such person’s performance share allocation for the respective grant and represents the number of Common Shares issued under the LTIP to the respective Named Executive following the achievement by the Company of a TSR for its Common Shares in the 90th percentile or above (Maximum Performance). Pursuant to SEC rules, this disclosure is provided in this manner because the Company's actual TSR performance for fiscal year 2011, as determined under the terms of the LTIP, exceeded the 35th percentile (Threshold Performance) and the 50th percentile (Target Performance) under the LTIP.

OPTION EXERCISES AND STOCK VESTED
DURING THE YEAR 2011(1)

The following table and accompanying footnotes set forth certain information concerning the vesting of restricted Common Stock held by each of the Named Executives during the fiscal year ended December 31, 2011.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)
Michael P. Glimcher	24,101	$217,092(2)
Mark E. Yale	7,944	$71,720(2)
Marshall A. Loeb	10,579	$94,507(2)
George A. Schmidt	7,389	$66,897(2)
Thomas J. Drought, Jr.	3,911	$35,229(2)

(1)	None of the Named Executives exercised any stock options for Common Shares during fiscal year 2011.

(2)	Represents the aggregate dollar value realized upon the lapse of the transfer restrictions (i.e., vesting) of the listed Common Shares as determined by multiplying the number of Common Shares listed in the adjacent column for the respective Named Executive by the market value of the Common Shares on the respective vesting date (computed using the closing market price of the Common Shares as listed on the NYSE as of the respective vesting date). The amount stated is rounded to the nearest dollar.

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Potential Payments to Named Executives Upon Termination or Change in Control

Severance Benefits Agreements

The Company and GPLP have entered into Severance Benefits Agreements with each of the Named Executives (the “Severance Agreements”).  For purposes of the discussion in this section only, the Company, GPLP, their affiliates and subsidiaries (including entities in which the Company or GPLP own a majority of any non-voting stock) shall be referred to collectively as the “Corporation.”  Under the Severance Agreements, GPLP is required to make one or more severance payment(s) and the Corporation is to provide certain health benefits in the event of a change in control of the Company, as defined below (a “Change in Control”).  The Severance Agreements do not cover and are not applicable to the following situations that may occur prior to a Change in Control:

●	the termination of the respective Named Executive’s employment (with or without cause);
●	the constructive termination of the respective Named Executive’s employment;
●	the resignation of the respective Named Executive; or
●	a change in the job responsibilities of the respective Named Executive.

All Severance Agreements for each of the Named Executives have a term of three years and automatically renew at the end of the three year term unless otherwise terminated upon the earlier of any of the following occurring: (i) the Company, as approved by the Board of Trustees, issues a written termination notice to the Named Executive within sixty days or less of the end of the applicable term, (ii) the date on which GPLP and the Company have satisfied their obligations under the respective Severance Agreement, or (iii) the date on which the Named Executive is no longer an employee of the Company for any reason whatsoever including, without limitation, termination without cause; provided, however, if the Named Executive is terminated subsequent to a Change in Control, and the Named Executive is an employee of the Company at the moment immediately prior to the Change in Control, then the Named Executive shall be entitled to all of the benefits under the terminated Severance Agreement and the provisions of the agreement shall survive termination.

Definition of a “Change in Control” under the Severance Agreements

Under the Severance Agreements and consistent with the regulations published under Section 409A of the IRS Code, a Change in Control occurs if any of the three circumstances described in (i), (ii), or (iii) listed below occur:

(i)	there is a Change in Control in the Company that must be publicly disclosed by the Company in a proxy statement under the rules of the Exchange Act and the Named Executive is not:

(A)	the other party in the Change in Control transaction; or

(B)	an executive officer, trustee, director, or more than 5% stockholder of a company that is the other party in the Change in Control transaction; or

(C)	an executive officer, trustee, director, or more than 5% stockholder of a company that controls another company that is the other party in the Change in Control transaction; or

(ii)
the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a “Transaction”); provided, however, that a Transaction shall not be deemed to result in a Change in Control if:

(A)	immediately prior to the Transaction, the circumstances described in (i)(A) or (i)(B) above exist; or

(B)
(1) the shareholders of the Company, immediately before such Transaction, own, directly or indirectly, immediately following such Transaction in excess of fifty percent of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the “Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction; and (2) the individuals who were members of the Company’s Board of Trustees immediately prior to the execution of the agreement providing for such Transaction, constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially, directly or indirectly, owning a majority of the outstanding voting securities of the Surviving Corporation; or

(iii)	the Company acquires assets of another company or a subsidiary of the Company merges or consolidates with another company (each an “Other Transaction”) and:

(A)
the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction fifty percent or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the “Other Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction; or

(B)
the individuals who were members of the Company’s Board of Trustees immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially, directly or indirectly, owning a majority of the outstanding voting securities of the Other Surviving Corporation; provided, however, that an Other Transaction shall not be deemed to result in a Change in Control of the Company if immediately prior thereto the circumstances in (i)(A) or (i)(B) above exist.

Conditions for Payment and the Receipt of Benefits Under the Severance Agreements

Upon the occurrence of a Change in Control, and if certain conditions are satisfied, the Named Executive is eligible to receive a lump sum severance payment as described below and quantified in Table A and, for a period of eighteen months following a Change in Control, GPLP shall fund the premium equal to that provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, to continue coverage of all medical, dental, and vision group insurance benefits programs or arrangements in which the Named Executive was entitled to participate immediately prior to the date of the Change in Control.  Additionally, the Named Executive would be entitled to receive from GPLP reimbursements for any excise taxes on any payments received under the Severance Agreement, as well as any income taxes due on account of the reimbursement and any legal fees incurred during any dispute over the Severance Agreement in which a judgment was rendered in favor of the Named Executive.  The conditions that determine if a Named Executive is eligible to receive the aforementioned payments and benefits are as follows:

(i)	the Named Executive must be an employee of the Corporation immediately prior to a Change in Control;

(ii)
with respect to the provision of the health benefits described above, the Named Executive must have been a current participant in the plan in question at the time of the Change in Control and the general terms and provisions of the respective insurance benefit plan or program must permit the continued participation of the Named Executive following a Change in Control; and

(iii)
with respect to the provision of the health benefits described above, if the Named Executive becomes employed by any third party during the eighteen month period following the Change in Control, then after the commencement date of such employment, the Named Executive shall no longer be entitled to any medical, dental, or vision insurance benefits provided under the respective Severance Agreement.

Subject to the provisions of (iii) above, in the event that the Named Executive’s participation in any of the aforementioned plans or programs is barred, the Corporation shall arrange to pay the value of the COBRA premium at the pricing existing for the Named Executive at the time the Change in Control occurs. The Severance Agreements do not require the Named Executives to seek employment following a Change in Control in order to mitigate or lessen the amount of any payment that the Corporation must make following a Change in Control.  Conversely, if the Named Executive continues to be employed by the Corporation following a Change in Control and the respective Severance Agreement for the Named Executive is in force, then the Named Executive would be eligible to receive payments or benefits under the respective Severance Agreement. Lastly, the Severance Agreements do not require that payments made or benefits provided to a Named Executive following a Change in Control be reduced by any compensation earned by the respective Named Executive from employment obtained following such Change in Control or by benefits received after the date of termination, except as required by the respective Severance Agreement.

Determining the Amount of Payments and Health Benefits Received Under the Severance Agreements

Upon the occurrence of a Change in Control and if the conditions described above are satisfied, then the Named Executive shall be entitled to the following:

(i)
any repurchase and forfeiture restrictions on all restricted Common Shares held by the Named Executive shall lapse and options to purchase Common Shares granted to the Named Executive shall vest on the day immediately prior to the date of a Change in Control;

(ii)
a lump sum severance payment (to be received no later than the date of a Change in Control or such later date as is reasonably practicable provided that such date will not be after the later of the last day of the year in which the Change in Control occurs or two and one-half months after the date on which the Change and Control occurs) from GPLP in the amount of three times the sum of:  (A) the existing annual base salary for the Named Executive as of the time the Change in Control occurs and (B) the target bonus opportunity applicable to the Named Executive under the bonus plan(s) in which the Named Executive participates in the year in which the Change in Control occurs or such bonus plan(s) in effect during GRT's most recently completed fiscal year if no duly effective and approved bonus plan(s) is (are) in place for the year in which the Change in Control occurs;

(iii)
GPLP shall fund for the Named Executive the aforementioned premium costs for eighteen months following a Change in Control, to continue all, medical, dental, and vision group insurance benefit programs or arrangements in which the Named Executive was participating in and entitled to continue participation in immediately prior to the date of the Change in Control;

(iv)
payment from GPLP equal to all taxes payable by the Named Executive under Section 4999 of the IRS Code for payment(s) received by the Named Executive under the Severance Agreement (or any other plan or arrangement and regardless of whether the Named Executive’s employment is terminated in connection with the Change in Control) that are considered an “excess parachute payment,” as that term is defined by Section 280G(b)(i) of the IRS Code, to be received no later than the date of any Change in Control or such later date as is reasonably practicable provided that such date shall be no later than December 31st of the year after the year in which the Named Executive remits such taxes;

(v)
a payment from GPLP equal to all federal, state, and local income taxes on the payments described above in (iv) that the Named Executive may be responsible for, which shall be paid no later than the date of any Change in Control or such later date as is reasonably practicable; provided that such date shall be no later than December 31st of the year after the year in which the Named Executive remits such taxes; and

(vi)
the payment or reimbursement from GPLP of all legal fees and related expenses paid by the Named Executive as a result of:  (A) the Named Executive seeking to obtain or enforce any right or benefit provided by the respective Severance Agreement or (B) any action taken by the Corporation against the Named Executive in enforcing the rights of the Corporation under the respective Severance Agreement; provided, in each case, that a final judgment has been rendered in favor of the Named Executive and all legal appeals have been exhausted, that such expenses are reimbursed no later than December 31st of the year after the year of final judgment; that such expenses may not affect other expenses eligible for reimbursement; and that such expenses are not subject to liquidation or exchange for another benefit.

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Table A below and its accompanying footnotes illustrate for each Named Executive the various amounts used to determine what each person’s estimated severance payment would be as well as the cost to provide continuing coverage of certain health benefits and tax payments that GPLP and the Corporation would provide to each of the Named Executives under the Severance Agreements if a Change in Control occurred on the last business day of fiscal year 2011, December 30, 2011, when the closing market price of the Company’s Common Stock was $9.20 per share. All monetary values are rounded to the nearest dollar. Below in Table B for each of the Named Executives is the aggregate number and value of stock options and restricted Common Stock that would vest under the Severance Agreements if a Change in Control occurred on December 30, 2011.

TABLE A — DETERMINATION OF ESTIMATED SEVERANCE PAYMENTS, TAX PAYMENTS, & BENEFITS TO THE NAMED EXECUTIVES UNDER THE SEVERANCE AGREEMENTS(1), (2)

Name	Michael P. Glimcher	Mark E. Yale	Marshall A. Loeb	George A. Schmidt	Thomas J. Drought, Jr.
Salary(3)	$775,000	$400,000	$525,000	$350,000	$350,000
Bonus(4)	$721,923	$261,456	$348,923	$207,644	$204,728
Subtotal	$1,496,923	$661,456	$873,923	$557,644	$554,728
Severance Multiplier	3x	3x	3x	3x	3x
Estimated Severance Payment (product of Subtotal multiplied by Severance Multiplier)	$4,490,769	$1,984,368	$2,621,769	$1,672,932	$1,664,184
Estimated Tax Related Payments	$2,411,431	1,059,474	$1,372,326	$815,293	$837,521
Estimated Cost to Provide Continuing Health Insurance(5)	$20,335	$20,335	$19,975	$31,620	$20,335
Total Estimated Value of Severance-Related Payments Received & Benefits Provided	$6,922,535	$3,064,177	$4,014,070	$2,519,845	$2,522,040

(1)
The estimated severance payments, tax-related payments, and premium estimates for continuing health insurance coverage are provided under the following assumptions: (i) the Change in Control is uncontested and not the subject of a dispute, (ii) the status of the Named Executive’s employment with the Company prior to or following the Change in Control is not disputed, (iii) there is no dispute as to the operation, applicability, interpretation, or validity of any aspect of the subject Severance Agreements, and (iv) the premium cost estimate is as of December 31, 2011. Variances in these assumptions could cause the amounts listed for one or more of the Named Executives in the “Estimated Severance Payment,” “Estimated Tax Related Payments,” “Estimated Cost to Provide Continuing Health Insurance,” or “Total Estimated Value of Severance-Related Payments Received & Benefits Provided” rows to change.

(2)	The total value of all perquisites and other personal benefits received by the respective Named Executive as part of the payments under the respective Severance Agreement is less than $10,000.

(3)	Represents the existing annual base salary for the respective Named Executive as of the end of fiscal year 2011.

(4)	Represents the respective Named Executive’s Target Bonus Payment Amount under the 2011 Executive Bonus Plan.

(5)
Represents estimated premium costs and administrative fees incurred by GPLP to continue coverage for eighteen months following a Change in Control of all medical, dental, and vision group insurance benefit programs or arrangements in which each Named Executive was entitled to participate immediately prior to the date of the Change in Control.

TABLE B —AMOUNT & VALUE OF VESTING STOCK OPTIONS & RESTRICTED COMMON STOCK FOR THE NAMED EXECUTIVES UNDER THE SEVERANCE AGREEMENTS

Name	Amount of Stock Options Vesting Upon a Change in Control(1)	Value Realized on the Vesting of Unvested In-the-Money Options Upon a Change in Control (2)	Amount of Restricted Common Stock Vesting Upon a Change in Control(3)	Value Realized on Vesting of Restricted Common Stock(4)
Michael P. Glimcher	24,000	$137,440	220,713	$2,030,560
Mark E. Yale	8,000	$45,814	78,480	$722,016
Marshall A. Loeb	12,000	$68,720	107,061	$984,961
George A. Schmidt	6,666	$38,174	61,599	$566,711
Thomas J. Drought, Jr.	4,000	$22,906	45,345	$417,174

(1)	Amount of stock options listed is the total number of unvested stock options that the listed Named Executive held as of December 31, 2011.

(2)
Stock options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the stock option.  The values listed represent the difference between the fair market value of the Common Shares underlying unvested stock options that vest under the Severance Agreements following a Change in Control (computed using the closing market price of $9.20 per share for the Common Shares as listed on the NYSE as of December 31, 2011) and the exercise price of such stock options (the exercise price of the outstanding stock options for each of the listed Named Executives at December 31, 2011 is reported in this Proxy Statement in column (d) of the table entitled “Outstanding Equity Awards at Fiscal Year-End 2011”).  The values listed are stated to the nearest dollar. The values do not reflect the values of stock options as determined under the regulations of IRS Code Section 280G.

(3)	Amount of restricted Common Stock listed is the total number of shares of unvested restricted Common Shares that the listed Named Executive held as of December 31, 2011.

(4)
The values listed were determined by multiplying the number of shares listed in the adjacent column for the respective Named Executive by the fair market value of the Common Shares (computed using the closing market price of $9.20 per share for the Common Shares as listed on the NYSE as of December 31, 2011).  The values listed are stated to the nearest dollar.

Payouts Under the LTIP Following a Change in Control

As we discussed in the Compensation Discussion & Analysis section of this Proxy Statement, certain of our senior executives, including all of the Named Executives, participate in the LTIP under which participants can qualify to receive Common Shares if we achieve certain results in our TSR for our Common Shares during the Performance Period.  Under the LTIP award agreements, if a Change in Control occurs during the Performance Period then the Performance Period shall conclude on the effective date of the Change in Control for all purposes under the LTIP award agreement, and the determination of the number of Common Shares that an LTIP participant, including each Named Executive, is eligible to receive shall be made in accordance with the provisions of the LTIP award agreement.  Under the LTIP award agreements, the term “Change in Control” has the same meaning that such term has under the Severance Agreements.  Solely for purposes of this disclosure, the assumed effective date of the Change in Control is December 30, 2011 and the per share consideration on which the TSR of the Common Shares is determined shall be $9.20  per share, which was the closing market price of the Common Shares on the NYSE as of December 31, 2011.

For purposes of this section, the Performance Period shall be January 1, 2011 to December 31, 2011.  The TSR of the Common Shares shall be calculated as the percentage equal to the price appreciation of one Common Share during aforementioned period plus dividends paid (on a cumulative reinvested basis) compared with the TSR of each of the Comparison Companies for the same period using the same formula and then given a percentile rank.  Based upon this comparison, the TSR for the Common Shares was 14.70% which results in our Common Share TSR falling in the 74th percentile of the Comparison Companies listed in the LTIP.  Therefore, for purposes of converting performance shares to Common Shares following a Change in Control, the Named Executives would receive the following payouts under the LTIP:

Name	Performance Share Holdings at the End of Fiscal Year 2011	Common Shares Received Under the LTIP Following Change in Control(1)
Michael P. Glimcher	37,473	59,957
Mark E. Yale	14,989	23,982
Marshall A. Loeb	17,131	27,410
George A. Schmidt	10,171	16,274
Thomas J. Drought, Jr.	10,171	16,274
1Stated amount represents 160% of the respective Named Executive’s performance share holdings at the end of fiscal year 2011. Listed amounts are rounded to the nearest whole Common Share.

Benefits and Payouts to the Named Executives Upon Death or Disability

The Severance Agreements do not provide for any payout upon the death or disability of any Named Executive.  Under the award agreements for our 2004 Plan and the terms of the 1997 Plan, the vesting of unvested stock options held by the Named Executive shall not be accelerated at the time of the Named Executive’s death or disability, but to the extent that an option is vested on the date of the Named Executive’s death or disability the Named Executive, his estate, guardian, or legal representative, as applicable, shall have one year to exercise the option (so long as such term does not extend the stock option’s original term).  With respect to unvested restricted Common Shares, such shares shall be forfeited upon the termination of the Named Executive’s employment, even if by death or disability; provided, that the Compensation Committee is empowered to waive the forfeiture provisions with respect to unvested restricted Common Stock.

Under each LTIP award agreement, in the event that an LTIP participant, including any Named Executive, ceases employment with the Company (or any affiliate or subsidiary) during the Performance Period because of death or disability, the number of performance shares is reduced by the percentage of the Performance Period the participant was not in active service with the Company or any affiliate or subsidiary. Any transfer of Common Shares in exchange for allocated performance shares shall occur in a lump sum in 2014.  The LTIP defines the term “disability” to mean the inability of the LTIP participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than twelve months, the permanence and degree of which shall be supported by medical evidence satisfactory to the Compensation Committee.

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COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with the Company’s management and, based on that review and discussion, the Executive Compensation Committee recommended to the Board of Trustees that the aforementioned Compensation Discussion and Analysis section be included in this Proxy Statement.

The Executive Compensation Committee has furnished the foregoing report.

February 14, 2012	David M. Aronowitz	Howard Gross	William S. Williams
	Richard F. Celeste	Niles C. Overly

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COMPENSATION OF OUR TRUSTEES & DISCLOSURE OF RELATED PARTY TRANSACTIONS

Trustee Compensation

The following table and accompanying footnotes set forth certain information with respect to the cash and other compensation paid or accrued by the Company for services rendered by the persons serving on the Board of Trustees during the fiscal year ended December 31, 2011.  All values stated are rounded to the nearest dollar.

TRUSTEE COMPENSATION TABLE FOR
THE YEAR 2011

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(1), (2) ($) (c)	Option Awards(3), (4) ($) (d)	All Other Compensation(5), (6) ($) (e)	Total(7) ($) (f)
David M. Aronowitz	$68,500	$49,997	$0	$3,921	$122,418
Richard F. Celeste	$56,500	$49,997	$0	$3,921	$110,418
Wayne S. Doran	$83,250	$49,997	$0	$3,921	$137,168
Howard Gross	$74,500	$49,997	$0	$3,921	$128,418
Herbert Glimcher	$54,500	$49,997	$0	$3,921	$108.418
Timothy J. O’Brien	$63,500	$49,997	$0	$3,921	$117,418
Niles C. Overly	$80,500	$49,997	$0	$3,921	$134,418
Alan R. Weiler	$54,500	$49,997	$0	$3,921	$108,418
William S. Williams	$79,500	$49,997	$0	$3,921	$133,418

(1)
The value represented for each named trustee is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s restricted Common Stock award during fiscal year 2011. The aggregate grant date fair value under FASB ASC Topic 718 for the stock awards and allocations received by Mr. Michael P. Glimcher, a Class II Trustee, during fiscal year 2011 is reported in this Proxy Statement in the Summary Compensation Table.  The assumptions used in determining the listed valuations are provided in Part IV of the Company’s Form 10-K for the fiscal year ended December 31, 2011 in Item 15 entitled Exhibits and Financial Statement Schedules in note 16 of the notes to consolidated financial statements.

(2)
As of the end of fiscal year 2011, each of the respective trustees listed above had 12,353 restricted Common Shares outstanding.  The aggregate outstanding restricted Common Stock awards held by Mr. Michael P. Glimcher, a Class II Trustee, at the end of fiscal year 2011 are reported in this Proxy Statement in the table entitled “Outstanding Equity Awards at Fiscal Year-End 2011.”

(3)	The Company did not award any stock options to any of the listed trustees during fiscal year 2011.

(4)
The following are the aggregate number of outstanding stock option awards for the respective trustees listed above as of the end of fiscal year 2011:  (i) Mr. David M. Aronowitz had 5,400 outstanding stock option awards, (ii) Messrs. Richard F. Celeste, Herbert Glimcher, and Timothy J. O’Brien each 2,400 outstanding stock option awards apiece, (iii) Mr. Wayne S. Doran had 19,200 outstanding stock option awards, (iv) Messrs. Howard Gross, Niles C. Overly, and William S. Williams each had 11,400 outstanding stock option awards apiece, and (v) Mr. Alan R. Weiler had 14,400 outstanding stock option awards. The aggregate outstanding stock option awards held by Mr. Michael P. Glimcher, a Class II Trustee, at the end of fiscal year 2011 is reported in this Proxy Statement in the footnotes to the table entitled “Outstanding Equity Awards at Fiscal Year-End 2011.”

(5)
Amount stated represents aggregate dividends received by the respective named trustee during fiscal year 2011 for Common Stock received by the respective named trustee from the Company in connection with restricted Common Stock grants.  Trustees received regular dividends on their restricted Common Stock holdings during 2011 at the same dividend rates applicable to all of the Company’s other common shareholders.

(6)
The total value of all perquisites and other personal benefits received by the respective named trustee during the fiscal year ended December 31, 2011 was less than $10,000, and therefore is not included in this table.

(7)	For each respective named trustee, the amount listed represents the aggregate total of the amounts listed in columns (b) through (e).

As discussed earlier in the Compensation Discussion and Analysis section of this Proxy Statement, the Meridian Study also included comparative compensation data for director compensation at the Peer Companies. According to the Meridian Study, total compensation for our trustees was slightly below the 25th percentile due primarily to total equity compensation for our trustees ranking outside the 25th percentile of the Peer Group. Additionally, cash compensation for our trustees was slightly above the market median because we use cash to compensate our trustees for more types of services and responsibilities (e.g., meeting fees, chairmanship fees, etc.) than similarly situated trustees/directors of the Peer Companies.  In response to this data, the Board of Trustees, upon the recommendation of Meridian and the Executive Compensation Committee, approved: i) the elimination of fees for attending Board of Trustees meetings, ii) an annual stipend increase for non-employee members of the Board of Trustees to $50,000, and iii) an increase in the annual fee to the lead independent trustee to $20,000 per year.  In an effort to improve the market competitiveness and comparability of our trustee equity compensation, the target value for 2011 equity awards to non-employee trustees was set at slightly above the median value for equity compensation of board members within the Peer Companies.  Each non-employee trustee received 5,353 restricted Common Shares and awards were made simultaneously with equity awards to our senior executive officers including each of the Named Executives.

Except as discussed above, all other aspects of our trustee compensation remained unchanged for fiscal year 2011. Non-employee trustees serving on Board of Trustee committees, receive $1,000 for attending meetings of committees to which they are a member except for the Executive Committee for which no fees are paid for attending meetings.  Additionally, the trustee serving as the Chairman of the Audit Committee of the Board of Trustees received an additional annual fee of $15,000, and each trustee serving as the Chairman of the Executive Compensation Committee, Planning Committee, and the Nominating and Corporate Governance Committee of the Board of Trustees received an additional fee of $10,000, respectively.  Any trustee serving as the Chairman of more than one committee received an additional annual fee only for his chairmanship of one such committee. The trustee serving as the Chairman of the Executive Committee of the Board of Trustees received no additional annual fees for serving in such capacity. The Company also reimbursed trustees for travel expenses incurred in connection with attending activities or functions approved or sponsored by the Board of Trustees. The table above does not fully reflect the adjustments to trustee compensation discussed above because the changes became effective mid-year.

With respect to the equity compensation awards to non-employee trustees, the restricted Common Share awards have transfer restrictions that lapse in three annual installments over a period of three years beginning on the first anniversary of the grant date.  The transfer restrictions are designed to lapse over a similar time period as the terms for members of the Board of Trustees elected in the year of grant.  In previous years, restricted stock awards for non-employee trustees had a vesting period of five years, but in 2011 the vesting timeline was shortened to three years to mirror the terms of our trustees and to permit the Company to expense the awards over a shorter time period. As with stock awards in previous years, the restricted Common Stock awards  granted to non-employee trustees during fiscal year 2011 have forfeiture provisions that are triggered if the non-employee trustee is removed from the Board of Trustees for cause, unless the Compensation Committee waives such forfeiture provisions.

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Certain Relationships and Related Party Transactions

i.           Huntington Insurance, Inc. (successor-in-interest of Archer-Meek-Weiler)

The Company has engaged Huntington Insurance, Inc. (formerly known as Sky Insurance, Inc.) as its agent for the purpose of obtaining property, liability, directors and officers, and employee practices liability insurance coverage. Mr. Alan R. Weiler, a Class II Trustee, currently serves as Senior Vice President of Huntington Insurance, Inc.  In connection with serving as an insurance agent for the Company and securing the above-described insurance coverage, Huntington Insurance, Inc. received commissions and fees of $330,000 for the fiscal year ended December 31, 2011. The rates for the commissions and fees are customary for the aforementioned insurance coverage.

ii.           Leasing Transactions

Herbert Glimcher, the Company’s Chairman Emeritus, a Class III Trustee, and trustee nominee, has a 33.3% interest in a limited liability company that executed a commercial lease for a location in one of the Company’s regional mall properties. For the fiscal year ended December 31, 2011, the Company received $39,000 in aggregate rents or other lease charges for this lease. During the fiscal year ended December 31, 2011, the Company completed construction of the store for this location and expended approximately $18,000 on such construction. The lease has a ten year initial term with annual base rents of approximately $78,000 per year. The base rent, percentage rent, and other lease related charges for such location were negotiated and are customary for the respective location

Mayer Glimcher, a brother of Herbert Glimcher, owns a company that currently leases five store locations in the Company’s properties.  For the fiscal year ended December 31, 2011, the Company received $437,000 in aggregate rents for these leases. The rents for each location were negotiated and are customary for the respective locations.

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INFORMATION ABOUT SECURITY OWNERSHIP AND OUR EQUITY COMPENSATION PLANS

The tables and accompanying footnotes set forth below under the heading “Security Ownership of Certain Beneficial Owners and Management” provide the beneficial ownership information for each trustee, trustee nominee, the Named Executives, and all trustees and executive officers as a group of the Company’s Common Shares and other equity securities as well as all other persons known by the Company to be beneficial owners of more than five percent of the Company’s outstanding Common Shares and such other classes of equity securities of the Company as of the Record Date, except as otherwise noted.  The table under the heading “Equity Compensation Plan Information” discloses information about Common Shares issued or available to be issued pursuant to our equity compensation plans as of December 31, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK OWNERSHIP
Name of Beneficial Owner (1)	Amount Beneficially Owned(2), (3)	Percent Of Class
Herbert Glimcher	2,047,794(6)	1.74%(4)
Michael P. Glimcher	1,037,836(7)	(5)
George A. Schmidt	324,042(8)	(5)
Marshall A. Loeb	206,793(9)	(5)
Mark E. Yale	175,545(10)	(5)
Thomas J. Drought, Jr.	127,325(11)	(5)
Alan R. Weiler	128,010(12)	(5)
Niles C. Overly	126,853(13)	(5)
David M. Aronowitz	37,853(14)	(5)
Wayne S. Doran	29,853(15)	(5)
Richard F. Celeste	24,953(16)	(5)
William S. Williams	24,853(17)	(5)
Howard Gross	23,853(18)	(5)
Timothy J. O’Brien	14,853(19)	(5)
All trustees and executive officers as a group (16 persons)	4,443,334	3.74%(4)

COMMON STOCK OWNERSHIP (cont’d)

Name of Beneficial Owner(1)	Amount Beneficially Owned(2), (3)	Percent Of Class
The Vanguard Group, Inc.	11,128,899(20)	9.56%(4)
Vanguard Specialized Funds – Vanguard REIT Index Fund	5,955,001(21)	5.12%(4)
BlackRock, Inc.	6,396,955(22)	5.50%(4)
Deutsche Bank AG	8,655,056(23)	7.44%(4)
AllianceBernstein LP	7,667,414(24)	6.59%(4)
Wellington Management Company, LLP	4,129,199(25)	3.55%(4)
FMR LLC	13,973,900(26)	12.01%(4)

8.125% SERIES G PREFERRED STOCK OWNERSHIP

Name of Beneficial Owner(1)	Amount Beneficially Owned(2)	Percent Of Class

Alan R. Weiler ________________________	32,000(27)	(5)

(1)	Unless otherwise indicated in the footnotes below, the address for each beneficial owner listed is 180 East Broad Street, Columbus, Ohio 43215.

(2)
Unless otherwise indicated, the listed beneficial owner has sole voting and investment power with respect to the Common Shares and 8.125% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (“Series G Preferred Stock”), as applicable.

(3)
Certain trustees and executive officers of the Company own limited partnership operating units in GPLP (“OP Units”), which OP Units may (at the holder's election) be redeemed at any time for, at the sole option of GPLP, cash (at a price equal to the fair market value of an equal number of Common Shares), Common Shares on a one-for-one basis, or any combination of cash and Common Shares (issued at fair market value on a one-for-one basis).

(4)
For the person, entity, or group listed, the Percent of Class was computed based on 116,397,167 Common Shares outstanding as of the Record Date and, in each person's case, the number of Common Shares issuable upon the exercise of options and the redemption of OP Units held by such persons, or in the case of all trustees and executive officers as a group, the number of Common Shares issuable upon the exercise of options and the redemption of OP Units held by all such members of such group. Common Shares issuable upon exercise of stock options are included only to the extent the related stock options are exercisable within sixty (60) days following the Record Date.

(5)
As applicable, the percentage ownership of the listed person does not exceed one percent (1%) of the Company’s outstanding Common Shares as of the Record Date or one percent (1%) of the Company’s outstanding Series G Preferred Stock as of the Record Date.

(6)
Includes 816,718 Common Shares and 958,230 OP Units directly held by Mr. Herbert Glimcher. Also includes, 120,404 OP Units held directly by Mr. Glimcher's spouse as well as 2,000 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Also includes, 53,533 Common Shares owned by Mr. Glimcher and his spouse as tenants-in-common and 96,909 Common Shares owned directly by a corporation in which Mr. Glimcher is chairman as well as the sole shareholder. Of Mr. Glimcher’s 816,718 direct Common Share holdings, 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. Mr. Glimcher has pledged 803,845 of his direct and unrestricted Common Share holdings as collateral. None of Mr. Glimcher’s other direct or indirect holdings are pledged as collateral or security.

(7)
Includes 387,464 Common Shares held directly by Mr. Michael P. Glimcher and 500 Common Shares held directly by Mr. Glimcher’s spouse. Also includes 259,872 OP Units held directly by Mr. Glimcher as well as 390,000 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Of Mr. Glimcher’s 387,464 Common Shares, 215,479 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Glimcher’s holdings are pledged as collateral or security.

(8)
Includes 162,932 Common Shares held directly by Mr. Schmidt as well as 161,110 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Of Mr. Schmidt’s 162,932 Common Shares holdings, 59,765 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Schmidt’s holdings are pledged as collateral or security.

(9)
Includes 136,793 Common Shares held directly by Mr. Loeb as well as 70,000 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Of Mr. Loeb’s 136,793 Common Shares holdings, 104,794 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Loeb’s holdings are pledged as collateral or security.

(10)
Includes 102,212 Common Shares held directly by Mr. Yale as well as 73,333 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Of Mr. Yale’s 102,212 Common Shares holdings, 76,646 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Yale’s holdings are pledged as collateral or security.

(11)
Includes 57,325 Common Shares held directly by Mr. Drought as well as 70,000 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Of Mr. Drought’s 57,325 Common Shares holdings, 44,211 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Drought’s holdings are pledged as collateral or security.

(12)
Includes 12,853 Common Shares held directly by Mr. Weiler of which 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 5,000 Common Shares held by a limited partnership in which Mr. Weiler and his spouse are the general partners. Mr. Weiler also holds 14,000 stock options of which portions are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Includes 18,000 unrestricted Common Shares held in a trust in which Mr. Weiler is the sole trustee and initial beneficiary. Mr. Weiler owns 78,157 OP Units through a limited partnership in which Mr. Weiler and his spouse are the general partners. None of Mr. Weiler’s direct or indirect holdings (including Common Shares, OP Units, stock options, and preferred shares) are pledged as collateral or security.

(13)
Includes 115,853 Common Shares held directly by Mr. Overly of which 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 11,000 stock options of which portions are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. None of Mr. Overly’s holdings are pledged as collateral or security.

(14)
Includes 32,853 Common Shares held directly by Mr. Aronowitz as well as 5,000 stock options of which a portion are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. Of Mr. Aronowitz’s 32,853 Common Shares holdings, 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Aronowitz’s holdings are pledged as collateral or security.

(15)
Includes 14,053 Common Shares held directly by Mr. Doran of which 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 15,800 stock options of which portions are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. None of Mr. Doran’s holdings are pledged as collateral or security.

(16)
Includes 22,853 Common Shares held directly by Mr. Celeste and 100 Common Shares held directly by Mr. Celeste’s spouse.  Also includes 2,000 stock options of which a portion are fully vested with the remaining options scheduled to vest within sixty (60) days following the Record Date.  Of Mr. Celeste’s 22,853 Common Shares holdings, 12,353 Common Shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Celeste’s holdings are pledged as collateral or security.

(17)
Includes 13,853 Common Shares held directly by Mr. Williams of which 12,353 shares have transfer restrictions that lapse at various dates in the future and 11,000 stock options of which portions are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date. None of Mr. Williams’ holdings are pledged as collateral or security.

(18)
Includes 12,853 Common Shares held directly by Mr. Gross of which 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 11,000 stock options of which portions are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date.  None of Mr. Gross’ holdings are pledged as collateral or security.

(19)
Includes 12,853 Common Shares held directly by Mr. O’Brien of which 12,353 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 2,000 stock options of which portions are fully vested and the remaining included options scheduled to vest within sixty (60) days following the Record Date.  None of Mr. O’Brien’s holdings are pledged as collateral or security.

(20)
Based solely on a Schedule 13G/A filed with the SEC on February 10, 2012.  The Vanguard Group, Inc. (“Vanguard”) reported that it has sole voting power and shared dispositive power over 150,051 of the Common Shares reported in the table above and sole dispositive power over all of the 10,978,848 Common Shares reported in the table above. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of Vanguard, is the beneficial owner of 150,051 Common Shares as a result of its serving as investment manager of collective trust accounts and VFTC directs the voting of these shares.  The address of Vanguard reported in the Schedule 13G/A is 100 Vanguard Blvd., Malvern, PA 19355.

(21)
Based solely on a Schedule 13G/A filed with the SEC on January 27, 2012.  Vanguard Specialized Vanguard REIT Index Fund (“Vanguard REIT”) reported that it has sole voting power over all of the 5,955,001 Common Shares reported in the table above.  The address of Vanguard REIT in the Schedule 13G/A is 100 Vanguard Blvd., Malvern, PA 19355.

(22)
Based solely on a Schedule 13G/A filed with the SEC on February 13, 2012.  BlackRock, Inc. reported that it owned beneficially, held sole power to dispose or to direct the disposition of, and held sole power to vote or direct the voting power over all of the 6,396,955 Common Shares reported in the table above.  The address of BlackRock, Inc. reported in the Schedule 13G/A is 40 East 52nd Street, New York, NY 10022.

(23)
Based solely upon information contained in a Schedule 13G filed with the SEC on February 10, 2012 by Deutsche Bank AG, Deutsche Investment Management Americas (“DIMA”), Deutsche Bank Securities Inc. (“DBS”), Oppenheim Asset Management Services S.à. r.l (“OAMS”) and RREEF America L.L.C. (“RREEF”).  The Private Clients and Asset Management business group (“PCAM”) of Deutsche Bank AG and its subsidiaries (including DIMA, DBS, OAMS and RREEF) and affiliates beneficially own all of the 8,655,056 Common Shares reported in the table above.  Of this amount, Deutsche Bank AG has sole voting power over 4,087,956 Common Shares and sole dispositive power over 8,655,056 Common Shares, DIMA has sole voting power and sole dispositive power over 32,037 Common Shares, DBS has sole dispositive power over 300 Common Shares, OAMS has sole voting and sole dispositive power over 22,269 Common Shares and RREEF has sole voting power over 4,033,650 Common Shares and sole dispositive power over 8,600,450 Common Shares.  The address of Deutsche Bank AG reported in the Schedule 13G/A is Theodor-Heuss-Allee 70, 60468 Frankfurt am Main, Federal Republic of Germany.

(24)
Based solely on a Schedule 13G filed with the SEC on February 13, 2012.  AllianceBernstein LP  reported that it has sole voting power over 6,798,932 of the Common Shares reported in the table above and sole dispositive power over all of the 7,667,414 Common Shares reported in the table above. The address of AllianceBernstein LP reported in the Schedule 13G is 1345 Avenue of the Americas, New York, NY 10105.

(25)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2012.  Wellington Management Company, LLP reported that it has sole voting power over 4,129,199 of the Common Shares reported in the table above and sole dispositive power over all of the 4,599,299 Common Shares reported in the table above. The address of Wellington Management Company, LLP  reported in the Schedule 13G/A is 280 Congress Street, Boston, MA 02210.

(26)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2012.  FMR LLC reported that it has sole voting power and shared dispositive power over 1,309,400 of the Common Shares reported in the table above and sole dispositive power over all of the 13,973,900 Common Shares reported in the table above. Fidelity Management & Research Company (“FMRC”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 12,664,500 of the Common Shares reported in the table above as a result of acting as investment advisory to various investment funds (the “Funds”).  Edward C. Johnson 3d and FMR LLC, through its control of FMRC and the Funds, each has sole power to dispose of the 12,664,500 Common Shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the Common Shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees.  Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,309,400 of the Common Shares reported in the table above as a result of its serving as investment manager for the institutional accounts owning such shares.  Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over the 1,309,400 shares and sole power to vote or to direct the voting of the 1,309,400 Common Shares owned by the institutional accounts managed by PGATC. The address of FMR reported in the Schedule 13G/A is 82 Devonshire Street, Boston, MA 02109.

(27)	Shares are held by a limited partnership of which Mr. Weiler and his spouse are the general partners.

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Information regarding the Company’s equity compensation plans in effect as of December 31, 2011 is as follows:

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	1,827,839	$16.136	1,140,254

Equity compensation plans not approved by shareholders	N/A	N/A	N/A

As of the Record Date, the number of securities to be issued from our equity compensation plans upon the exercise of outstanding options, warrants, and rights was 1,726,335.  As of the Record Date, the weighted average exercise price of outstanding options, warrants, and rights from our equity compensation plans was $16.130 and the number of securities remaining available for future issuance under our equity compensation plans (excluding the securities reflected in column (a)) was 1,214,281.  As of the Record Date, 84,494 Common Shares were available under our plans to be awarded as full value awards.  Additionally, as of the Record Date, there were 742,430 unvested and outstanding securities issued or allocated from our equity compensation plans as full value awards.  Full value awards are plan awards other than options or SARs that are settled by the issuance of Common Shares such as restricted shares or restricted share units.  As of the Record Date, the options outstanding under our plans had a weighted average remaining term of 5.14 years. We do not anticipate making any additional awards or grants under the 2004 Plan between the Record Date and the date of the Annual Meeting.

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AUDIT COMMITTEE STATEMENTS

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with both management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as amended and modified.  Additionally, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting and Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered accounting firm its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees, and the Board of Trustees has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

February 14, 2012	David M. Aronowitz	William S. Williams
	Timothy J. O’Brien	Niles C. Overly

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS – FEES FOR AUDIT & NON-AUDIT SERVICES

The Audit Committee has appointed BDO as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2012.  A proposal to ratify this appointment is being presented to the holders of the Common Shares at the Annual Meeting and is described in the section of this Proxy Statement entitled “Proposals for Shareholder Consideration at the Annual Meeting.”  A representative of BDO is expected to be present at the Annual Meeting and available to respond to appropriate questions and, although BDO has indicated that no statement will be made, an opportunity for a statement will be provided.  For the years ended December 31, 2011 and 2010, the aggregate fees billed to the Company by BDO for professional services were $897,350 and $822,850, respectively.

AUDIT FEES.  BDO’s aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements (including audits of the financial statements of certain affiliated subsidiary companies) and internal control over financial reporting for the fiscal years ended December 31, 2011 and December 31, 2010 and review of financial statements included in the Company’s quarterly reports were $534,500 and $541,400, respectively.  Additionally, BDO billed aggregate fees of $207,000 for comfort letters provided to underwriters and services relating to the Company’s prospectus supplements issued and registration statements filed during the fiscal year ended December 31, 2011 as well as aggregate fees of $98,200 for comfort letters provided to underwriters and services relating to the Company’s prospectus supplements issued during the fiscal year ended December 31, 2010.

BDO billed aggregate fees of $2,850 and $2,850 for services relating to the Company’s proxy statement filing during the fiscal year ended December 31, 2011 and December 31, 2010, respectively.  BDO billed aggregate fees of $24,400 for services relating to the Company’s filings on Form 8-K and its response to SEC comment letters during the fiscal year ended December 31, 2010.

AUDIT-RELATED FEES.  BDO billed aggregate fees for audit-related services for the fiscal years ended December 31, 2011 and 2010 of $153,000 and $156,000, respectively.  The fees relating to attest services are not required by statute or regulation.

TAX FEES.  There were no fees billed by BDO for tax compliance and tax consulting services for the fiscal years ended December 31, 2011 and 2010.

ALL OTHER FEES.  There were no other fees billed by BDO in the fiscal years ended December 31, 2011 and 2010.

All of the services provided by BDO described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Company’s Audit Committee.  The Audit Committee has determined that the rendering of professional services by BDO is compatible with maintaining BDO’s independence.

Audit Committee Pre-Approval Policies

The Audit Committee Charter provides that the Audit Committee shall approve in advance all audit services and all non-audit services provided by the independent registered public accounting firm based on policies and procedures developed by the Audit Committee from time to time.  The Audit Committee will not approve any non-audit services prohibited by applicable SEC or NYSE regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the IRC and its related regulations.

The Company’s Audit Committee expects that our independent registered public accounting firm will seek pre-approval from the Audit Committee prior to providing services to the Company.

GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's trustees, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC on Forms 3, 4, and 5. Trustees, executive officers, and beneficial owners of greater than ten percent are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) Forms 3, 4, and 5 that they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of its trustees, executive officers, and affiliated beneficial owners of greater than ten percent (10%) of the outstanding Common Shares complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the year ended December 31, 2011.

Shareholder Proposals

The Bylaws provide that in order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose business for consideration at such meeting, written notice of the nominee or proposal must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year's annual meeting of shareholders.  Accordingly, proposals of shareholders that pertain to such matters or any other matters permitted under our Bylaws to be brought before our shareholders at the 2013 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no earlier than October 30, 2012 and no later than 5:00 p.m., Eastern Time, on November 29, 2012 in order for such proposal(s) to be considered at the 2013 Annual Meeting of Shareholders.  Shareholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2013 Annual Meeting of Shareholders may do so by following the procedures in Rule 14a-8, or any such successor rule, under the Exchange Act.  To be eligible for inclusion, shareholder proposals must be received by the Company at its principal executive offices no later than October 30, 2012. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.  The Nominating and Corporate Governance Committee will consider nominations of persons to serve as a trustee recommended by the shareholders using the process described herein.

Financial and Other Information

The Company's Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including certain financial statements and schedules, are being made available to the Company's shareholders concurrently with this Proxy Statement.  Glimcher® is a registered trademark of the Company.

Expenses of Solicitation

The cost of soliciting proxies will be borne by the Company.  Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons and the Company will reimburse them for their reasonable forwarding expenses.  In addition to the use of the mails, proxies may be solicited by trustees, officers, and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with, shareholders or their personal representatives.

The Company has also engaged the services of Georgeson, Inc. to provide certain advisory services in connection with this solicitation at an anticipated cost of approximately $8,500, along with reimbursement of reasonable out-of-pocket expenses.  Our agreement with Georgeson, Inc also contains customary confidentiality and indemnification provisions.

Other Matters

The Board of Trustees knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting.  If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their discretion to the extent permitted by applicable laws or regulations.

By Order of the Board of Trustees George A. Schmidt Executive Vice President of Development, General Counsel and Secretary

March 29, 2012

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APPENDIX A

Glimcher Realty Trust
2012 Incentive Compensation Plan

Adopted by the Glimcher Realty Trust Board of Trustees
on February 15, 2012

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Glimcher Realty Trust
2012 Incentive Compensation Plan

Article 1.  Establishment, Purpose, and Duration

1.1  Establishment.  Glimcher Realty Trust, a Maryland real estate investment trust (the “Company”), established an incentive compensation plan known as the Glimcher Realty Trust 2004 Incentive Compensation Plan, (the “Prior Plan”)  which became effective upon its approval by a majority of the Company’s shareholders at the Company’s 2004 Annual Meeting of Shareholders.  On March 15, 2007, the Board approved the Amended and Restated 2004 Incentive Compensation Plan, which was approved at the Company’s 2007 Annual Meeting of Shareholders.  On February 15, 2012, the Company’s Board of Trustees approved this 2012 Incentive Compensation Plan, subject to shareholder approval at the Company’s 2012 Annual Meeting of Shareholders.  All references herein to the “Plan” shall mean this 2012 Incentive Compensation Plan, as may hereinafter be amended or restated from time to time.  This Plan is intended to replace the Prior Plan, which Prior Plan shall be automatically terminated, replaced, and superseded by this Plan on the date this Plan is approved by the Company’s stockholders.  Notwithstanding the foregoing, any awards granted under the Prior Plan shall remain in effect pursuant to the terms of the Prior Plan and the respective award agreements thereunder.  The Plan shall become effective upon receipt of shareholder approval on May 10, 2012 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof. The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

1.2           Purpose of the Plan.  The purpose of the Plan is to provide a means whereby Employees, Trustees, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders.  A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Trustees, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3           Duration of the Plan.  Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.  Notwithstanding the foregoing, no Incentive Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board and (b) the Effective Date.

Article 2.  Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1
“Affiliate” means any employer with which the Company would be considered a single employer under Sections 414(b) and 414(c) of the Code, applied using fifty percent (50%) as the percentage of ownership required under such Code sections; provided, however, that the term Affiliate shall be construed in a manner in accordance with the registration provisions of applicable securities laws.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3
“Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4
“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6	“Board” or “Board of Trustees” means the Board of Trustees of the Company.

2.7	“Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.8	“Change in Control of the Company” means a transaction(s) deemed to occur on a date the earliest of which any of the following shall occur:

(a)
there shall have occurred a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that there shall not be deemed to be a Change in Control of the Company if  immediately prior to the occurrence of what would otherwise be a Change in Control of the Company  (i) the Participant is the other party to the transaction (a “Control of the Company Event”) that would otherwise result in a Change in Control of the Company or (ii) the Participant is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control of the Company Event or of any entity, directly or indirectly, controlling such other party;

(b)
the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a “Transaction”); provided, however, that a Transaction shall not be deemed to result in a Change in Control of the Company if (i) immediately prior thereto the circumstances in (a)(i) or (a)(ii) above exist or (ii) (A) the shareholders of the Company, immediately before such transaction, own, directly or indirectly, immediately following such Transaction fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the “Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction and (B) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially, directly or indirectly, owning a majority of the outstanding voting securities of the Surviving Corporation; or

(c)
the Company acquires assets of another company or a subsidiary of the Company merges or consolidates with another company (each an “Other Transaction”) and (a) the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction less than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the “Other Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction or (b) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Other Transaction do not endorse and constitute less than a majority of the members of the board of directors or board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially, directly or indirectly, owing a majority of the outstanding voting securities of the Other Surviving Corporation; provided, however, that an Other Transaction shall not be deemed to result in a Change in Control of the Company if immediately prior thereto the circumstances in (a)(i) or (a)ii) above exist.

Notwithstanding the foregoing, no transaction shall be deemed to be a Change in Control of the Company if it does not constitute a change in control as contemplated under regulations under Section 409A of the Code.

2.9	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.10
“Committee” means the Executive Compensation Committee of the Board or any subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and, unless otherwise determined by the Board, the Committee shall consist of no fewer than two Trustees, each of whom is (a) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (b) an “outside director” within the meaning of Section 162(m) of the Code, and (c) an “independent director” for purposes of the rules and regulations of the New York Stock Exchange.

2.11	“Company” means Glimcher Realty Trust, a Maryland real estate investment trust, and any successor thereto as provided in Article 20 herein.

2.12	“Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.13	“Effective Date” has the meaning set forth in Section 1.1.

2.14	“Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.

2.15	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16
“Fair Market Value” or “FMV” as of any applicable date, means the closing price of the Shares reported on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, or if Shares are not traded on such applicable date, the closing price on the next day following such applicable date on which Shares are traded. If the Shares are traded over the counter on the applicable date, Fair Market Value or FMV means the closing bid and asked prices of a Share on the applicable date, or if there is no bid and asked price on such applicable date, the closing bid and asked price on the next succeeding date on which there is a bid and asked price following such applicable date. In the event Shares are not publicly traded on the applicable date, Fair Market Value or FMV shall be determined by the Committee in such manner as it deems appropriate in accordance with Section 409A.

2.17	“Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.18	“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20
“Incentive Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21
“Insider” means an individual who is, on the relevant date, an executive officer or Trustee of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22	“Nonemployee Trustee” means a Trustee who is not an Employee.

2.23
“Nonemployee Trustee Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Trustee pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24	“Nonqualified Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25	“Option” means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.26	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27	“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29
“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.30
“Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.31	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32
“Performance Share” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33
“Performance Unit” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34
“Period of Restriction” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35	“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36	“Plan” means this Glimcher Realty Trust Second Amended and Restated 2004 Incentive Compensation Plan, as it may hereinafter be amended or restated from time to time.

2.37	“Plan Year” means the calendar year.

2.38	“REIT”has the meaning set forth in Section 11.3.

2.39	“Reorganization” has the meaning set forth in Section 4.4.

2.40	“Restricted Shares” means an Award granted to a Participant pursuant to Article 8.

2.41	“Restricted Share Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.42	“Section 409A” means Section 409A of the Code and the regulations and other guidance issued thereunder as in effect from time to time.

2.43
“Separation from Service”  means a termination from employment or service of an Employee, Trustee, or Third Party Service Provider with the Company, all Subsidiaries, and Affiliates; provided that the employment relationship shall be considered to continue while the individual is on military leave, sick leave, or other bona fide leave of absence so long as the period of such absence does not exceed six (6) months, or, if longer, so long as the individual retains a right to reemployment with the Company, Subsidiary, or Affiliate under an applicable statute or by contract.  An Employee, Trustee, or Third Party Service Provider is presumed to have separated from service where the level of bona fide services preformed decreases to a level equal to twenty percent (20%) or less than the average level of services performed by the Employee, Trustee, or Third Party Service Provider during the immediately preceding thirty-six- (36-) month period.  In all applicable cases, whether an Employee, Trustee, or Third Party Service Provider has incurred a Separation from Service shall be determined in accordance with Section 409A.

2.44	“Share” or “Shares” means the Company’s common shares of beneficial interest; provided such Shares constitute “service recipient stock” within the meaning of Section 409A.

2.45	“Share Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.46	“SOX” has the meaning set forth in Section 22.1(b).

2.47	“Specified Employee” means a specified employee within the meaning of Section 409A and the Company’s Specified Employee determination policy, if any.

2.48
“Subsidiary” means any corporation, partnership, limited liability company or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest.

2.49
“Tandem SAR” means an SAR that is granted in connection with and at the same time as a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.50
“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.51	“Treasury Regulations” means the regulations promulgated under the Code.

2.52	“Trustee” means any individual who is a member of the Board of Trustees of the Company.

2.53	“Withholding Taxes” means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

Article 3.  Administration

3.1           General.  The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be Employees, and the Committee, the Company, and its officers and Trustees shall be entitled to rely upon the advice, opinions, or valuations of any such individuals.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2           Authority of the Committee.  Subject to Section 409A and Code Section 162(m), the Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 18, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3           Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan.  The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.  Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

Article 4.  Shares Subject to the Plan and Maximum Awards

4.1           Number of Shares Available for Awards.

(a)
Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be four million five hundred thousand (4,500,000) Shares.

(b)	Of the Shares reserved for issuance under Section 4.1(a) of the Plan, no more than four million five hundred thousand (4,500,000) of the reserved Shares may be issued pursuant to Full Value Awards.

(c)
Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs and NQSOs shall be:

(i)	four million five hundred thousand (4,500,000) Shares that may be issued pursuant to Awards in the form of ISOs; and

(ii)	four million five hundred thousand (4,500,000) Shares that may be issued pursuant to Awards in the form of NQSOs.

(d)
Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued to a Participant shall be five hundred thousand (500,000) Shares, and no Nonemployee Trustee may receive Awards subject to more than fifteen thousand (15,000) Shares in any Plan Year.

4.2           Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. The number of Shares actually issued upon the settlement of Share Appreciation Rights shall be counted against the number of Shares available for award under the Plan and any Shares unissued with respect to such settled Share Appreciation Rights shall be available again for grant under the Plan. Further, any Shares (i) withheld to satisfy tax withholding obligations on Awards issued under the Plan, (ii) tendered to pay the exercise price of Awards issued under the Plan, or (iii) repurchased on the open market with the proceeds of an Option exercise shall be available again for grant under the Plan.  Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3           Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)	NQSOs: The maximum aggregate number of Shares subject to NQSOs and/or NQSOs and Tandem SARs granted in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000) Shares.

(b)	SARs: The maximum number of Shares subject to Freestanding Share Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000) Shares.

(c)	Restricted Shares: The maximum number of Shares subject to Awards of Restricted Shares in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000).

(d)
Restricted Share Units:  The maximum number of Shares with respect to Awards of Restricted Share Units in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000) (if such Award is payable in Shares), or equal to the value of five hundred thousand (500,000) Shares (if such Award is payable in cash or property other than Shares) determined as of the earlier of the date of vesting or payout.

(e)
Performance Units:  The maximum number of Shares with respect to Awards of Performance Units that any one (1) Participant may receive in any one (1) Plan Year shall be five hundred thousand (500,000) Shares (if such Award is payable in Shares), or equal to the value of five hundred thousand (500,000) Shares (if such Award is payable in cash or property other than Shares) determined as of the earlier of the date of vesting or payout.

(f)
Performance Shares:  The maximum number of Shares with respect to Awards of Performance Shares that any one (1) Participant may receive in any one (1) Plan Year shall be five hundred thousand (500,000) Shares (if such Award is payable in Shares), or equal to the value of five hundred thousand (500,000) Shares (if such Award is payable in cash or property other than Shares) determined as of the earlier of the date of vesting or payout.

(g)
Cash-Based Awards:  To the extent not enumerated specifically above in connection with specific Awards, the maximum amount awarded or credited with respect to Cash-Based Awards to any one (1) Participant in any one (1) Plan Year may not exceed three million dollars ($3,000,000).

(h)
Other Share-Based Awards. The maximum grant with respect to Other Share-Based Awards pursuant to Section 10.2 in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000) Shares.

The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4           Adjustments in Authorized Shares. Notwithstanding anything else to the contrary contained in the Plan, in the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

Subject to Section 409A and Sections 424 and 162(m) of the Code, as applicable, the Committee, shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a “Reorganization”) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Sections 422 and 424 of the Code and Section 409A, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; provided, however, that nothing in this Section 4.4 shall permit the repricing, replacing, or regranting of Options or SARs in violation of Section 18.1.

Article 5.  Eligibility and Participation

5.1           Eligibility. Individuals eligible to participate in this Plan include all key Employees, Trustees, and Third Party Service Providers.

5.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.  Participation in one (1) Plan Year shall not ensure participation in another Plan Year.

Article 6.  Options

6.1           Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 424 of the Code and the Treasury Regulations thereunder).  No option shall be deemed to be granted until the FMV of the Shares subject to such option has been determined pursuant to Section 2.16.

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3           Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

6.4           Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5           Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6           Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee and specified in the original Award Agreement, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8           Termination of Employment.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following the Participant’s termination of employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9           Transferability of Options.

(a)
Incentive Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

(b)
Nonqualified Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability.  Notwithstanding anything herein to the contrary, in no event, however, may an NQSO be transferred for value (as defined in the General Instructions to Form S-8).  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.  With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10           Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO prior to the time he has held the Shares for one (1) year after exercise of the ISO or two (2) years after the grant of the ISO, such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.11.           Special ISO Rules for 10% Shareholders. If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than ten percent (10%) of the total combined voting power of all classes of equity securities of the Company (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a)	The Option Price per Share of the ISO will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b)	The ISO will not have a term in excess of five (5) years from the date of grant.

6.12           $100,000 ISO Limitation.  To the extent that the aggregate Fair Market Value of the Shares with respect to Options designated as Incentive Stock Options plus the incentive stock options granted by any parent  or subsidiary are exercisable for the first time by a Participant during any calendar year under all plans of the Company, a parent, or subsidiary exceeds one hundred thousand dollars ($100,000), such options shall be treated as Nonqualified Stock Options.  For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they are granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Incentive Stock Option or other incentive stock option is granted.

6.13           No Dividends.  No dividends shall be paid on any Options until after the exercise of the Option shall be complete and the Optionee becomes the record holder of the Shares.

6.14.           No Deferrals.  In accordance with Section 409A and the exclusion for options thereunder, no deferral of Option gains shall be allowed hereunder, except the deferral of the recognition of income until the later of the exercise or disposition of the Option under Treasury Regulation Section 1.83-7, or the time the Shares acquired pursuant to the exercise of the Option first become substantially vested, as defined in Treasury Regulation Section 1.83-3(b).

Article 7.  Share Appreciation Rights

7.1           Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee; provided that Tandem SARs may only be granted on the same grant date as the related Option.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.  Tandem SARs shall be granted at the same time as the related Option, and the Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2           Tandem SAR for 10% Shareholder.  The requirements of Section 6.11 shall apply for a Tandem SAR related to an ISO granted to a ten percent (10%) shareholder.

7.3           SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.4           Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.5           Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.6           Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR: (a) the Tandem SAR will expire no later than the expiration of the underlying Option; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised over the Option Price of the underlying Option; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option; and (d) the Tandem SAR may be exercised only when the underlying Option is eligible to be exercised.

7.7           Payment of SAR Amount.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion.  The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.8           Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following the Participant’s termination of employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.9           Nontransferability of SARs.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, in no event, however, may a SAR be transferred for value (as defined in the General Instructions to Form S-8).  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.10           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

7.11           No Dividends.  No dividends shall be paid on any SARs until after the exercise of the SAR shall be complete and paid in Shares and the Optionee shall become the record holder of the Shares.

7.12.           No Deferrals.  In accordance with Section 409A and the exclusion for SARs thereunder, no deferral of SAR gains shall be allowed hereunder, except the deferral of the recognition of income until the exercise of the SAR.

Article 8.  Restricted Shares and Restricted Share Units

8.1           Grant of Restricted Shares or Restricted Share Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine.  Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2           Restricted Shares or Restricted Share Unit Agreement.  Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine.

8.3           Transferability.  Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or, in the case of Restricted Shares, upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee.  All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or, in the case of Restricted Shares, at any time by the Committee.

8.4           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5           Certificate Legend.  In addition to any restrictions placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the 2012 Incentive Compensation Plan (the “Plan”), and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Glimcher Realty Trust.”

8.6           Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

8.7           Separation from Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following the Participant’s Separation from Service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for separation; provided that any payment of Restricted Share Units shall be paid or Shares issued (or begun to be paid or issued) within ninety (90) days immediately following the restricted period to which they relate and provided further that any payment of Restricted Share Units to a Specified Employee upon Separation from Service shall be made pursuant to Section 21.3.

8.8           Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.  Performance Units/Performance Shares

9.1           Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           Value of Performance Units/Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3           Earning of Performance Units/Performance Shares.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           Form and Timing of Payment of Performance Units/Performance Shares.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement, which shall specify whether Awards are payable in a lump sum or installments.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period; provided that such Performance Units/Performance Shares shall be paid or issued, as applicable, no later than ninety (90) days immediately following the end of the Performance Period to which they relate.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5           Separation from Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following the Participant’s Separation from Service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for separation; provided that any payment to a Specified Employee upon Separation from Service shall be made pursuant to Section 21.3.

9.6           Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

Article 10.  Cash-Based Awards and Other Share-Based Awards

10.1           Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2           Other Share-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3           Value of Cash-Based and Other Share-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.  Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.  The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4           Payment of Cash-Based Awards and Other Share-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5           Separation from Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following the Participant’s Separation from Service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for separation; provided that any payment to a Specified Employee upon Separation from Service shall be made pursuant to Section 21.3.

10.6           Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant.  With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11.  Performance Measures

11.1.           In General.

(a)
Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.  Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b)
Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

(c)
The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

11.2.           Other Awards.  Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options or SARs, which are already considered to be Performance-Based Compensation under Treasury Regulations) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

(a)
The Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than ninety (90) days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b)
No Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c)
After the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3           Performance Measures.  Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);
(b)	Funds from operations (FFO);
(c)	Occupancy rates;
(d)	Earnings per share;
(e)	Net sales growth;
(f)	Net operating profit;
(g)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);
(h)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
(i)	Earnings before or after taxes, interest, depreciation, and/or amortization;
(j)	Gross or operating margins;
(k)	Productivity ratios;
(l)	Share price (including, but not limited to, growth measures and total shareholder return); and
(m)	Dividend distributions (including, but not limited to, growth in or maintenance of dividends on the Shares).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of REIT peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (1) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.4           Evaluation of Performance.  The Committee may provide in writing in the Performance Measures for any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 225 (as amended, supplemented, restated or superseded) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, joint ventures, or alliances, and (g) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that is not discretionary and that meets the requirements of Code Section 162(m) for deductibility.

11.5           Adjustment of Performance-Based Compensation.  Awards intended to qualify as Performance-Based Compensation may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6           Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.3.

Article 12.  Nonemployee Trustee Awards

All Awards to Nonemployee Trustees shall be determined by the Board or the Committee.  The terms and conditions of any grant to any such Nonemployee Trustee shall be set forth in an Award Agreement.

Article 13.  Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award (other than Options, unearned Performance Shares and Performance Units, or SARs), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 14.  Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 15.  Deferrals

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Shares or Restricted Share Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Covered Employee Annual Incentive Awards, Other Share-Based Awards, or Cash-Based Awards.  If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.  Notwithstanding the foregoing any such deferral election shall be made and administered in a manner which shall avoid the imposition of additional taxes under Section 409A.

Article 16.  Rights of Participants

16.1           Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Trustee or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2           Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3           Rights as a Shareholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17.  Change in Control of the Company

In addition to the terms and conditions of this Plan, one (1) or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a Change in Control of the Company, including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; provided however, that such written agreement may not increase the maximum amount of such Awards.

Article 18.  Amendment, Modification, Suspension, and Termination

18.1           Amendment, Modification, Suspension, and Termination.  Subject to Section 409A and Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Sections 4.4 and 6.11, Options or SARs issued under the Plan will not be repriced, replaced (with any other Awards), or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  Subject to Section 422 and 424 of the Code and Section 409A, the determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

18.3           Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 19.  Withholding

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award and/or Award Agreement.  If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes.  In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee; provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

Article 20.  Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21   Compliance with Section 409A

21.1           Intent.   To the extent applicable, it is intended that this Plan and any Awards made hereunder comply with the provisions of Section 409A, so that the early income inclusion  and additional tax, penalty, and interest provisions of Section 409A do not apply to Participants.  This Plan and any Awards made hereunder shall be administered in a manner consistent with this intent.

21.2           Offsets Limited by Section 409A.  Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to a Participant or for a Participant’s benefit under this Plan and Awards hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company, its Subsidiaries, or any of its Affiliates.

21.3        Specified Employees.  Notwithstanding any  other provision of the Plan or an Award Agreement, in the case of any Specified Employee (as defined in Section 409A of the Code and any Specified Employee identification policy of the Company) who incurs a “separation from service” (as defined in Section 409A) in connection with receipt of” nonqualified deferred compensation” for which no exemption or exclusion applies (within the meaning of Section 409A of the Code) that would otherwise be scheduled to be paid within the first six months after the Specified Employee’s “separation from service” shall not be made until the seventh month after the month of the Specified Employee’s “separation from service” (within the meaning of Section 409A of the Code).  Any other remaining payment(s) shall be made as otherwise specified in the Plan or Award Agreement.

21.4           Payments to Specified Employees upon Separation from Service.  If, at the time of a Participant’s Separation from Service, (i) the Participant is a Specified Employee and (ii) the Committee determines in its sole discretion that an amount or Award payable hereunder constitutes deferred compensation (within the meaning of Section 409A) and that no exemption or exclusion applies, such that the payment of the amount or Award is required to be delayed pursuant to the six (6) month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, on the earlier of the first business day of the seventh month following the month in which occurs the date of the Participant’s Separation from Service or within sixty (60) days following the date of the Participant’s death.

21.5           Payment Provisions in Award Agreements.  To the extent not specified herein, Award Agreements shall specify the time and form of payment of Awards as required by Section 409A.

21.6           Taxes.  Notwithstanding any provision of this Plan and Awards hereunder to the contrary, if permitted under Section 409A, the Company shall amend this Plan and Award Agreements hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A.  In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may he imposed on a Participant or for a Participant’s account in connection with this Plan and Awards hereunder (.including any taxes and penalties under Section 409A), and neither the Company nor any of its Subsidiaries, or Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

Article 22.  General Provisions

22.1           Forfeiture Events.

(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) (or other required period pursuant to SOX) of the financial document embodying such financial reporting requirement.

22.2           Legend.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.3           Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4           Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.5           Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6           Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8           Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9           Employees Based Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Trustees, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Employees, Trustees, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Trustees, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10           Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.11           Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual.  To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be.  All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be; and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

22.12           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13           Retirement and Welfare Plans.  Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

22.14           Nonexclusivity of the Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.15           No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

22.16           Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

22.17           Indemnification. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

IN WITNESS WHEREOF, Glimcher Realty Trust has adopted this Plan as of the Effective Date.

GLIMCHER REALTY TRUST By: _________________________________ Print Name:___________________________ Its:__________________________________

END OF APPENDIX A

APPENDIX B

GLIMCHER REALTY TRUST

AMENDED AND RESTATED DECLARATION OF TRUST
Dated As Of November 1, 1993

This AMENDED AND RESTATED DECLARATION OF TRUST (hereinafter, “Declaration of Trust” or “Declaration”) is made as of the date set forth above by the undersigned Trustees.

WHEREAS, the Trustees desire to create a real estate investment trust under the laws of the State of Maryland; and

WHEREAS, the Trustees desire that this trust qualify as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”), and under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended ("Title 8”), so long as such qualification, in the opinion of the Trustees, is advantageous to the Shareholders; and

WHEREAS, the beneficial interest in the Trust shall be divided into transferable shares of one or more classes evidenced by certifications;

NOW, THEREFORE, the Trustees hereby declare that they will hold in trust all property which they have or may hereafter acquire as such Trustees, together with the proceeds thereof, in trust, and manage the Trust Property for the benefit of the Shareholders as provided by this Declaration of Trust.

ARTICLE 1

THE TRUST; DEFINITIONS

SECTION 1.1       Name.    The name of the trust (hereinafter called the “Trust”) is: Glimcher Realty Trust

So far as may be practicable, the business of the Trust shall be conducted and transacted under that name, which name (and the word “Trust” wherever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees collectively but not individually or personally and shall not refer to the Shareholders of the Trust, or to any officers, employees or agents of the Trust or of such Trustees.

Under circumstances in which the Trustees determine that the use of the name “Glimcher Realty Trust” is not practicable, they may use any other designation or name for the Trust.

SECTION 1.2       Resident Agent. The name and address of the resident agent of the Trust in the State of Maryland is James J. Hanks, Jr., whose post office address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202-3268. The Trust may have such offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

SECTION 1.3       Nature of Trust.  The Trust is a real estate investment trust within the meaning of Title 8. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or, except as provided in Section 11.4, a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code).

SECTION 1.4       Powers.  The Trust shall have all of the powers granted to real estate investment trusts generally by Title 8 or any successor statute and shall have any other and further powers as are not inconsistent with and are appropriate to promote and attain the purposes set forth in this Declaration of Trust.

SECTION 1.5        Definitions.  As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

“Adviser” means the Person, if any, appointed employed or contracted with by the Trust pursuant to Section 4.1.

“Affiliate” or “Affiliated” means, as to any corporation, partnership, trust or other association (other than the Trust), any Person (a) that holds beneficially, directly or indirectly, 5% or more of the outstanding stock or equity interests thereof or (b) who is an officer, director, partner or trustee thereof or of any Person which controls, is controlled by, or under common control with, such corporation, partnership, trust or other association or (c) which controls, is controlled by, or under common control with, such corporation, partnership, trust or other association.

“Mortgages” means mortgages, deeds of trust or other security interests or encumbrances on or applicable to Real Property.

“Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government and agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13 (d) (3) of the Securities Exchange Act of 1934, as amended.

“Real Property” or “Real Estate” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights of interests in land.

“REIT Provisions of the Code” means Sections 856 through 858 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“Securities” means Shares, any stock, shares, general or limited partnership interests or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“Securities of the Trust” means any Securities issued by the Trust.

“Shareholders” mean holders of record of outstanding Shares.

“Shares” means transferable shares of beneficial interest of the Trust of any class or series.

“Trustees” means, collectively, the individuals named in Section 2.2 of this Declaration so long as they continue in office and all other individuals who have been duly elected and qualify as trustees of the Trust hereunder.

“Trust Property” means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Trust or the Trustees (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Trust or the Trustees in their capacity as Trustees.

ARTICLE II

TRUSTEES

SECTION 2.1       Number.  The number of Trustees initially shall be two, which number may thereafter be increased or decreased by the Trustees then in office from time to time; however, the total number of Trustees shall be not fewer than two and not more than 15. No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of his term.

SECTION 2.2       Initial Board; Term.  The names and addresses of the Trustees who shall serve until the first annual meeting and until their successors are duly elected and qualify are:

Name	Address

Herbert Glimcher	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

David Glimcher	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

William Husted	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

Harvey Weinberg	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

Michael Glimcher	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

Oliver Birckhead	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

E. Gordon Gee	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

Philip G. Barach	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

Alan R. Weiler	c/o Glimcher Realty Trust
20 South Third Street
Columbus, Ohio 43215

such time prior to the election of any additional Trustees as the above named initial Trustees shall determine, the Trustees shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1995, another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1996 and another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1997, with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of the Shareholders of the Trust, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election.

From and after the date of the consummation of an initial public offering of Common Shares in the Trust, at least a majority of the Trustees shall be independent Trustees.

SECTION 2.3       Resignation, Removal or Death.  Any Trustee may resign by written notice to the remaining Trustees, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed, with or without cause, at a meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote in the election of Trustees. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall automatically cease to have any right, title or interest in and to the Trust Property and shall execute and deliver such documents as the remaining Trustees require for the conveyance of any Trust Property held in his name, and shall account to the remaining Trustees as they require for all property which he holds as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform those acts.

SECTION 2.4       Legal Title.  Legal title to all Trust Property shall be vested in the Trustees, but they may cause legal title to any Trust Property to be held by or in the name of any Trustee, or the Trust, or any other Person as nominee. The right, title and interest of the Trustees in and to the Trust Property shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Trustees may deem necessary or desirable.

ARTICLE III

POWERS OF TRUSTEES

SECTION 3.1      General.  Subject to the express limitations herein or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Trustees shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust as if they, in their own right, were the sole owners thereof. The Trustees may take any actions as in their sole judgment and discretion are necessary or desirable to conduct the business of the Trust. This Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Trustees. Any construction of this Declaration or determination made in good faith by the Trustees concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Declaration or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Trustees under the general laws of the State of Maryland as now or hereafter in force.

SECTION 3.2      Specific Powers and Authority.  Subject only to the express limitations herein, and in addition to all other powers and authority conferred by this Declaration or by law, the Trustees, without any vote, action or consent by the Shareholders, shall have and may exercise, at any time or times, in the name of the Trust or on its behalf the following powers and authorities:

(a)           Investments.  Subject to Section 8.5, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind (including, without limitation, Securities and Mortgages) wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Trust acquires have a term greater or lesser than the term of office of the Trustees or the possible termination of the Trust, for such consideration as the Trustees may deem proper (including cash, property of any kind or Securities of the Trust), provided, however, that the Trustees shall take such actions as they deem necessary and desirable to comply with any requirements of Title 8 relating to the types of assets held by the Trust.

(b)           Sale, Disposition and Use of Property.  Subject to Article V and Sections 8.5 and 9.3, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Trust, the Trustees or officers of the Trust) or otherwise dispose of any or all of the Trust Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or nominee of the Trust, on such terms as they deem appropriate; to give consents and make contracts relating to the Trust Property and its use or other property or matters; to develop, improve, manage, use, alter, and otherwise deal with the Trust Property; and to rent, lease, license or hire from others (including Trustees or officers of the Trust) property of any kind.

(c)           Financing.  To borrow or in any other manner raise money for the purposes and on the terms they determine, and to evidence the same by issuance of Securities of the Trust, which may have such provisions as the Trustees determine; to reacquire such Securities of the Trust; to enter into other contracts or obligations on behalf of the Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person (including Trustees or officers of the Trust); to mortgage, pledge, assign, grant security interests in or otherwise encumber the Trust Property to secure any such borrowings or Securities of the Trust, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Trust or participate in any reorganization of obligors to the Trust.

(d)           Loans.  Subject to the provisions of Section 8.5, to lend money or other Trust Property on such terms, for such purposes and to such Persons as they may determine.

(e)           Issuance of Securities.  To create and authorize the issuance, in shares, units or amounts of one or more types, series or classes, of Securities of the Trust, which may have such voting rights, dividends or interest rates, preferences, subordinations, conversion or redemption prices or rights, maturity dates, distribution, exchange, or liquidation rights or other rights as the Trustees may determine, without vote of or other action by the Shareholders; to issue any type of Securities of the Trust, and any options, warrants, or rights to subscribe therefore, all without vote of or other action by the Shareholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Trustees determine; to list any of the Securities of the Trust on any securities exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Trust.

(f)           Expenses and Taxes.  To pay and charges, expenses or liabilities necessary or desirable, in the sole discretion of the Trustees, for carrying out the purposes of this Declaration and conducting the business of the Trust, including compensation or fees to Trustees, officers, employees and agents of the Trust, and to Persons contracting with the Trust, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Trust, the Trust Property, or the Trustees in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(g)           Collection and Enforcement.  To collect, sue for and receive money or other property due to the Trust; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests, or things relating to the Trust, the Trust Property, or the Trust’s affairs; to exercise any rights and enter into any agreements, and take any other action necessary or desirable in connection with the foregoing.

(h)           Deposits.  To deposit funds or Securities constituting part of the Trust Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Trustees determine.

(i)           Allocation; Accounts.  To determine whether money, profits or other assets of the Trust shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Trust Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Trust shall be maintained; and to allocate to the Shareholders equity account less than all of the consideration paid for Shares and to allocate the balance to paid-in capital or capital surplus.

(j)           Valuation of Property.  To determine the value of all or any part of the Trust Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and to revalue all or any part of the Trust Property, all in accordance with such information as is reasonable, in their sole judgment.

(k)           Ownership and Voting Powers.  To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate and other Trust Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request, or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(l)           Trustees, Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Trust and such committees of the Board of Trustees with such powers and duties as the Trustees may determine or the Trust’s Bylaws provide; to engage, employ or contract with and pay compensation to any Person (including, subject to Section 8.5, any Trustee and any Person who is an Affiliate of any Trustee or officer of the Trust) as agent, representative, Adviser, members of an advisory board, employee or independent contractor (including advisers, consultants, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Trustees may determine; to delegate to one or more Trustees, officers or other Persons engaged or employed as aforesaid or to committees of Trustees or to the Adviser, the performance of acts or other things (including granting of consents), the making of decisions (including those relating to the matters and powers set forth in this Section 3.2) and the execution of such deeds, contracts or other instruments, either in the names of the Trust, the Trustees or as their attorneys or otherwise, as the Trustees may determine; and to establish such committees as they deem appropriate.

(m)           Associations.  Subject to Section 8.5, to cause the Trust to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships, or associations of any kind.

(n)           Reorganizations, Etc.  Subject to Sections 9.2 and 9.3, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Trust Property or carry on any business in which the Trust shall have an interest; to merge or consolidate the Trust with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Trust Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Trust holds, or is about to acquire, Securities or any other interests.

(o)           Insurance.  To purchase and pay for out of Trust Property insurance policies insuring the Trust and the Trust Property against any all risks, and insuring the Shareholders, Trustees, officers, employees and agents of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted (including those alleged to constitute misconduct, gross negligence, reckless disregard of duty or bad faith) by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such claim or liability.

(p)           Executive Compensation, Pension and Other Plans.  To adopt and implement executive compensation, pension, profit sharing, stock option, stock bonus, stock purchase, stock appreciation rights, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Trustees, officers, employees or agents of the Trust, or to other Persons who have benefitted the Trust, all on such terms and for such purposes as the Trustees may determine.

(q)           Distributions.  To declare and pay dividends or other distributions to Shareholders, subject to Section 6.4.

(r)           Indemnification.  In addition to the indemnification provided for in Section 8.4, to indemnify any Person, including any Adviser or independent contractor, with whom the Trust has dealings.

(s)           Charitable Contributions.  To make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Trust.

(t)           Discontinue Operations; Bankruptcy. To discontinue the operations of the Trust (subject to Section 10.2); to petition or apply for relief under any provisions of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Trust Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Trust or the Trustees or otherwise defending or responding to such foreclosure; to confess judgment against the Trust; or to take such other action with respect to indebtedness or other obligations of the Trustees, in such capacity, the Trust Property or the Trust as the Trustees in their discretion may determine.

(u)           Termination of Status. To terminate the status of the Trust as a real estate investment trust under the REIT Provisions of the Code.

(v)           Fiscal Year.  Subject to the Code, to adopt, and from time to time change, a fiscal year for the Trust.

(w)           Seal.  To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Trust.

(x)           Bylaws.  To adopt, implement and from time to time amend the Bylaws of the Trust relating to the business and organization of the Trust which are not inconsistent with the provisions of this Declaration of Trust.

(y)           Voting Trust.  To participate in, and accept Securities issued under or subject to, any voting trust.

(z)           Proxies.  To solicit proxies of the Shareholders at the expense of the Trust.

(aa)           Further Powers.  To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Trust or to carry out the provisions of this Declaration of Trust, even if such powers are not specifically provided hereby.

ARTICLE IV

ADVISER

SECTION 4.1    Appointment.  The Trustees are responsible for setting the general policies of the Trust and for the general supervision of its business conducted by officers, agents, employees, advisers or independent contractors of the Trust. However, the Trustees are not required personally to conduct the business of the Trust, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Trustee) as an Adviser and may grant or delegate such authority to the Adviser as the Trustees may, in their sole discretion, deem necessary or desirable. The Trustees may determine the terms of retention and the compensation of the Adviser and may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust and to make executive decisions which conform to general policies and principles established by the Trustees.

SECTION 4.2. Affiliation and Functions.  The Trustees, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Adviser.

ARTICLE V

INVESTMENT POLICY

The fundamental investment policy of the Trust is to make investments in such a manner as to comply with the REIT Provisions of the Code and with the requirements of Title 8, with respect to the composition of the Trust’s investments and the derivation of its income. Subject to Section 3.2(u), the Trustees will use their best efforts to carry out this fundamental investment policy and to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for tax treatment provided in the REIT Provisions of the Code; however, no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 8.2. The Trustees may change from time to time by resolution or in the Bylaws of the Trust, such investment policies as they determine to be in the best interests of the Trust, including adding or deleting prohibitions or restrictions upon certain types of investments.

ARTICLE VI

SHARES

SECTION 6.1    Shares.  The beneficial interest in the Trust shall be divided into Shares. The total number of Shares which the Trust has authority to issue is 250,000,000, $.01 par value per share, and shall consist of common Shares and such other types or classes of Securities of the Trust as the Trustees may create and authorize from time to time and designate as representing a beneficial interest in the Trust. Shares may be issued for such consideration as the Trustees determine or, if issued as a result of a Share dividend or Share split, without any consideration, in which case all Shares so issued shall be fully paid and nonassessable by the Trust.

SECTION 6.2    Common Shares.  Common Shares (“Common Shares”) shall have a par value of $.01 per share and shall entitle the holders to one vote per share on a non-cumulative basis on all matters upon which Shareholders are entitled to vote pursuant to Section 7.2, and shares of a particular class of issued common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, preemptive, appraisal, conversion or exchange rights. The Trustees may classify or reclassify any unissued Common Shares by setting or changing the number, designation, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and in such event, the Trust shall file for record with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by Maryland law.

SECTION 6.3    Preferred Shares.  The Trustees are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of preferred Shares (“Preferred Shares”) and with respect to any such series to fix the numbers, designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of such series. The Trustees may classify or reclassify any unissued Preferred Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Preferred Shares and in such event, the Trust shall file for records with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by Maryland law.

SECTION 6.4    Dividends or Distributions.  The Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or other assets of the Trust or in Securities of the Trust or from any other source as the Trustees in their discretion shall determine. The Trustees shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the REIT Provisions of the Code; however, Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustee. The exercise of the powers and rights of the Trustees pursuant to this Section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

SECTION 6.5    General Nature of Shares.  All Shares shall be personal property entitling the Shareholders only to those rights provided in this Declaration or in the resolution creating any class or series of shares. The legal ownership of the Trust Property and the right to conduct the business of the Trust are vested exclusively in the Trustees; the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Property. The death of a Shareholder shall not terminate the Trust or give his legal representative any rights against other Shareholders, the Trustees or the Trust Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to receive a new certificate for Shares in exchange for the certificate held by the deceased Shareholder.

SECTION 6.6     Trustees’ Right to Refuse to Transfer Shares; Limitation on Holdings; Redemption of Shares.

(a)           Each Person who owns directly or indirectly more than five percent in number or value of the total Shares outstanding shall, within 30 days after January 1 of each year, give written notice to the Trust stating the Person’s name and address, the number of Shares directly or indirectly owned by such Person, and a description of the capacity in which such Shares are held. For purposes of this Declaration of Trust, the number and value of the total Shares outstanding shall be determined by the Trustees in good faith, which determination shall be conclusive for all purposes hereunder but failure of the Trustees to make such determination shall not relieve any Person from his obligation pursuant to the immediately preceding sentence. In addition, each direct or indirect Shareholder, irrespective of such Shareholder’s percentage ownership of outstanding Shares, shall upon demand be required to disclose to the Trust in writing such information with respect to the direct or indirect ownership of Shares as the Trustees deem necessary from time to time to enable the Trustees to determine whether the Trust complies with the REIT Provisions of the Code, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

(b)           If, in the opinion of the Trustees, which shall be binding upon any prospective acquiror of Shares, any proposed transfer or issuance would jeopardize the status of the Trust as a real estate investment trust under the REIT Provisions of the Code, the Trustees shall have the right, but not the duty, to refuse to permit such transfer or issuance or refuse to give effect to such transfer or issuance and to take any action to void any such issuance or cause any such transfer not to occur.

(c)           As a condition to any transfer and/or registration of transfer on the books of the Trust of any Shares or Securities convertible into Shares which could result in direct or indirect ownership (as hereafter defined) of Shares exceeding 8.0% of the lesser of the number or the value of the total Shares outstanding (the “Excess Shares”) by a Person other than an Excepted Person, such prospective transferee shall give written notice to the Trust of the proposed transfer and shall furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the Trustees no later than the 15th day prior to any transfer which, if consummated, would result in such ownership.

(d)           Any transfer of Shares or Securities convertible into Shares that would (i) create a direct or indirect owner of Excess Shares other than an Excepted Person; (ii) result in the Shares being owned by fewer than 100 Persons for purposes of the REIT Provisions of the Code; or (iii) result in the Trust being “closely held” within the meaning of Section 856(h) of the Code, shall be void ab initio and the prospective acquiror shall not be entitled to any rights afforded to owners of Shares hereunder and shall be deemed never to have had an interest therein. Any issuance of Shares or Securities convertible into Shares that would (i) create a direct or indirect owner of Excess Shares other than an Excepted Person; or (ii) result in the Trust being “closely held” within the meaning of Section 856(h) of the Code, shall be void ab initio and the prospective acquiror shall not be entitled to any rights afforded to owners of Shares hereunder and shall be deemed never to have had an interest therein.

“Excepted Person” shall mean (i) Herbert Glimcher and David Glimcher whose aggregate direct or indirect ownership may not exceed 25.0% of the lesser of the number or value of the total Shares outstanding without the approval of the Trustees, at their option and at their sole discretion; and (ii) any other Person approved by the Trustees, at their option and in their sole discretion, provided, however, that such approval shall not be granted to any Person whose ownership of in excess of 8.0% of the lesser of the number or the value of the total Shares outstanding would result, directly, indirectly or as a result of attribution of ownership, in termination of the status of the Trust as a real estate investment trust under the REIT Provisions of the Code.

(e)           The Trust, by notice to the holder thereof, may purchase any or all Shares that are proposed to be transferred pursuant to a transfer which, in the opinion of the Trustees, which shall be binding upon any proposed transferor or transferee of Shares, would result in any Person acquiring Excess Shares, or would otherwise jeopardize the status of the Trust as a real estate investment trust under the REIT Provisions of the Code. The Trust shall have the power, by lot or other means deemed equitable by them in their sole discretion, to purchase such Excess Shares from the prospective transferor. The purchase price for any Excess Shares shall be equal to the fair market value of the Shares on the last trading day immediately preceding  the day on which notice of such proposed transfer is sent, as reflected in the closing sale price for the Shares, if then listed on a national securities exchange, or such price for the Shares on the principal exchange if then listed on more than one national securities exchange, or if the Shares are not then listed on a national securities exchange, the latest bid quotation for the Shares if then traded over-the counter, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the fair market value of such Shares as determined by the Trustees in good faith. Prompt payment of the purchase price shall be made in cash by the Trust in such manner as may be determined by the Trustees. From and after the date fixed for purchase by the Trustees, and so long as payment of the purchase price for the Shares to be so purchased shall have been made or duly provided for, the holder of any Excess Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee on Excess Shares prior to the discovery by the Trust that the Shares have been transferred in violation of this Section 6.6 shall be repaid to the Trust upon demand. The rights granted to the Trust in this subsection shall not limit the effect of, restrictions in, or rights of the Trust or Trustees under, any other provision of Section 6.6.

(f)           Notwithstanding any other provision in this Declaration of Trust or the Bylaws, Section 6.6(d), (e), (f) and (g) may not amended or repealed without the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote. If Section 6.6 (d), (e), (f) or (g) is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the acquiror of Shares or Securities convertible into Shares in violation of such Sections shall be deemed, at the option of the Trust, to have acted as agent on behalf of the Trust in acquiring such Shares and to hold such Shares on behalf of the Trust.

(g)           Subject to subparagraph (k) below, notwithstanding any other provision of this Declaration of Trust to the contrary, and purported transfer, sale or acquisition of Shares (whether such purported transfer, sale or acquisition results from the direct or indirect acquisition of ownership (as hereafter defined) of Shares) which would result in the termination of the status of the Trust as a real estate investment trust under the REIT Provisions of the Code shall be null and void ab initio. Any such Shares may be treated by the Trustees in the manner prescribed for Excess Shares in subsection (e) of this Section 6.6.

(h)           Subject to subparagraphs (j) and (k) below, nothing contained in this Section 6.6 or in any other provision of this Declaration of Trust shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust’s status as a real estate investment trust under the REIT Provisions of the Code.

(i)           Subject to subparagraph (j) below, if any provision of this Section 6.6 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Section 6.6 may be inconsistent with any other provision of this Declaration of Trust, this Section 6.6 shall be controlling.

(j)           For purposes of this Declaration of Trust, Shares not owned directly shall be deemed to be owned indirectly by a person if that person or a group of which he is a member would be the beneficial owner of such Shares, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, and/or would be considered to own such Shares by reason of the REIT Provisions of the Code.

(k)           Nothing contained in this Section 6.6 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, Inc. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Section 6 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 6.

ARTICLE VII

SHAREHOLDERS

SECTION 7.1     Meetings of Shareholders.  There shall be an annual meeting of the Shareholders to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws at which the Trustees shall be elected and any other proper business may be conducted. Except as otherwise provided in this Declaration of Trust, special meetings of Shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

SECTION 7.2     Voting Rights of Shareholders.  Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees as provided in Section 7.1 and 2.3; (b) amendment of this Declaration of Trust as provided in Section 6.6(f) or 9.1; (c) termination of the Trust as provided in Section 10.2; (d) reorganization of the Trust as provided in Section 9.2; (e) merger or consolidation of the Trust, or the sale or disposition of substantially all of the Trust Property, as provided in Section 9.3 and (f) such other matters with respect to which the Trustees have adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Trustees.

ARTICLE VIII

LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS AND TRANSACTIONS BETWEEN THEM AND THE TRUST

SECTION 8.1     Limitation of Shareholder Liability.  No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the trust.

SECTION 8.2     Limitation of Trustee and Officer Liability.  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (i) the Trustee or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received; or (ii) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active or deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

SECTION 8.3     Express Exculpatory Clauses in Instruments.  Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any money or claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

SECTION 8.4     Indemnification.  To the extent provided in its Bylaws, the Trust shall have the power to obligate itself to indemnify, and to pay or reimburse reasonable expenses to, as such expenses are incurred by, each Shareholder, Trustee, officer, employee or agent (including any Person who, while a Trustee of the Trust, is or was serving at the request of the Trust as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan) from all claims and liabilities to which such Person may become subject or which such Person may incur by reason of his being or having been a Shareholder, Trustee, officer, employee or agent.

SECTION 8.5     Transactions Between the Trust and its Trustees, Officers, Employees and Agents.  Subject to any express restrictions in this Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, without limitation, for the purchase, sale, leasing or encumbrance of property or borrowing or lending money or for any type of services, including those in connection with underwriting or the offer or sale of Securities of the Trust) with any Person, including any Trustee, officer, employee or agent of the Trust or any Person Affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

ARTICLE IX

AMENDMENT; REORGANIZATION; MERGER, ETC.

           SECTION 9.1      Amendment.

(a)           This Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that Section 2.3, 6.6(d), (e), (f) and (g), 9.2 and 9.3 hereof, and this subsection or subsection (b) of this Section 9.1, may be amended only by the affirmative vote of not less than two-thirds of the Shares then outstanding and entitled to vote.

(b)           The Trustees, by a two-thirds vote, may amend provisions of this Declaration of Trust from time to time to enable the Trust to qualify as a real estate investment trust under the REIT Provisions of the Code or under Title 8.

(c)           An amendment to this Declaration of Trust shall become effective as provided in Section 11.5.

(d)           This Declaration of Trust may not be amended except as provided in this Section 9.1.

SECTION 9.2     Reorganization.  Subject to the provisions of any class or series of Shares at the time outstanding, the Trustees shall have the power to (a) cause the organization of a corporation, association, trust or other organization to take over the Trust Property and carry on the affairs of the Trust; (b) merge the Trust into, or sell, convey and transfer the Trust Property to, any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Trust; and (c) thereupon terminate the Trust and deliver such Securities or beneficial interests ratably among the Shareholders according to the respective rights of the class or series of Shares held by them; provided that any such action shall have been approved, at a meeting of the Shareholders called for the purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote thereon.

SECTION 9.3   Merger, Consolidation or Sale of Trust Property. Subject to the provisions of any class or series of Shares at the time outstanding, the Trustees shall have the power to (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell or otherwise dispose of all or substantially all of the Trust property; provided, that such action shall have been approved, at a meeting of the Shareholders called for the purpose, by the affirmative vote of the holders of not less than (i) two-thirds, if the Trust is not the surviving entity in any such merger or consolidation or in the event of a proposed sale or disposition of all or substantially all of the Trust Property, or (ii) a majority, in all other cases, of the Shares then outstanding and entitled to vote thereon.

ARTICLE X

DURATION AND TERMINATION OF TRUST

SECTION 10.1   Duration of Trust.  The Trust shall continue perpetually unless terminated pursuant to Section 10.2 or pursuant to any applicable provision of Title 8.

SECTION 10.2   Termination of Trust.

(a)           Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may be terminated at any meeting of Shareholders called for that purpose, by the affirmative vote of the holders or not less than two-thirds of the Shares outstanding. Upon the termination of the Trust:

(i)           The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)           The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, Securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business.

(iii)         After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights, so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares (other than Common Shares) at the time outstanding shall be entitled, the remaining Trust Property available for payment and distribution to Shareholders shall, subject to any participating or similar rights of Shares (other than Common Shares) at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

(b)           After termination of the Trust, the liquidation of its business, and the distribution to the Shareholders as herein provided a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Shareholders shall cease.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1   Governing Law.  This Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

SECTION 11.2   Reliance by Third Parties.  Any certificate shall be final and conclusive as to any Persons dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration of Trust may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or Shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of Trustees or Shareholders; (d) a copy of this Declaration or of the Bylaws as a true and complete copy as then in force; (e) an amendment to this Declaration; (f) the termination of the Trust; or (g) the existence of any fact or facts that relate to the affairs of the Trust. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Trustees or by any officer, employee or agent of the Trust.

SECTION 11.3    Provisions in Conflict with Law or Regulations.

(a)           The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the REIT Provisions of the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration pursuant to Section 9.1; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination.

(b)           If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

SECTION 11.4   Construction.  In this Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

SECTION 11.5   Recordation.  This Declaration of Trust and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record this Declaration or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of this Declaration or any amendment hereto. A restated Declaration shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

IN WITNESS WHEREOF, this Amended and Restated Declaration of Trust has been signed on this 18th day of November, 1993 by the undersigned Trustees, each of who acknowledges, under penalty of perjury, that this document is his free act and deed, and that to the best of his knowledge, information, and belief, the matters and facts set forth herein are true in all material respects.

/s/ Herbert Glimcher

Herbert Glimcher

/s/ David Glimcher

David Glimcher

END OF APPENDIX B

APPENDIX C

GLIMCHER REALTY TRUST

ARTICLES OF AMENDMENT AND RESTATEMENT
OF DECLARATION OF TRUST

GLIMCHER REALTY TRUST, a Maryland real estate investment trust (the “Trust”) existing under the Maryland Real Estate Investment Trust Law (the “Maryland REIT Law”), having its executive office at 180 East Broad Street, Columbus, Ohio 43215, desires to amend and restate its Declaration of Trust as currently in effect (as so amended and restated, the “Declaration”). The amendment to and restatement of the Declaration as herein set forth shall be effective and in force once duly approved by a majority vote of the Trust’s Board of Trustees (the “Board”) and approved, as required by law, by the Trust’s shareholders entitled to vote on such amendments.  The Trust hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Trust desires to and does for a second time amend and restate its Declaration of Trust as currently in effect and as hereinafter provided.

SECOND: The following provisions are all the provisions of this Declaration currently in effect and as hereinafter amended:

GLIMCHER REALTY TRUST

SECOND AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of ______________, 20___

ARTICLE I

DEFINITIONS

SECTION 1.1     Definitions.  In addition to the other terms defined in this Declaration, as used in this Declaration, the following terms shall have the following meanings unless the context otherwise requires:

“Actual Owner” shall have the meaning given such term at Section 7.9(c) of this Declaration.

“Adviser” shall mean the Person, if any, appointed employed or contracted by the Trust pursuant to Section 5.1.

“Affiliate” or “Affiliated” shall mean, as to any corporation, partnership, joint venture, limited liability company, trust, association, or entity (other than the Trust), any Person (a) that holds beneficially, directly or indirectly, 5% or more of the outstanding stock or equity interests thereof or (b) who is an officer, director, partner or trustee thereof or of any Person which controls, is controlled by, or under common control with, such corporation, partnership, joint venture, limited liability company, trust or other association or entity or (c) which controls, is controlled by, or under common control with, such corporation, partnership, joint venture, limited liability company, trust or other association or entity.

“Beneficial Ownership” shall mean ownership of Securities by a Person, whether the interest in Securities is held directly or indirectly (including by a nominee), and shall include, but not be limited to, interests that would be treated as owned through the application of Code Section 544 (or any successor section), as modified by Code Section 856(h)(1)(B) (or any successor section) and interests treated as beneficially owned by the Person or a group in which the Person is a member as defined in Rule 13d-3, or such successor rule, under the Exchange Act.  The terms “Beneficial Owner”, “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Board” shall mean the Board of Trustees of Glimcher Realty Trust.

“Business Day” shall mean any calendar day other than Saturday, Sunday, and any calendar day that is a legal public holiday under Title 5 (or any successor provision) of the United States Code.

“Bylaws” shall mean the Trust’s Amended and Restated Bylaws, as hereinafter amended.

“Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.10 herein, provided that each such beneficiary shall be an entity or organization described in Code Sections 501(c)(3) (or any successor section), 170(b)(1)(A) (other than clause (vii) or (viii) thereof) (or any successor section) and 170(c)(2) (or any successor section) and contributions to each such organization shall be eligible for deduction under each of Code Sections 170(b)(1)(A), 2055, and 2522 (or any applicable successor sections).

“Charitable Trust” shall mean any trust provided for in Section 7.9(a)(ii) and Section 7.10(a) herein.

“Charitable Trustee” shall mean each Person, who is neither an executive officer, Trustee nor a Prohibited Owner that is appointed by the Trust from time to time to serve as a trustee of a Charitable Trust as provided by Section 7.10.

“Code” shall mean the Internal Revenue Code of 1986, as amended, supplemented or restated from time to time, and any successor to such code.

“Common Shares” shall mean the Trust’s common shares of beneficial interest, par value $0.01, designated as such in the Declaration.

“Conflicting Provisions” shall have the meaning given such term at Section 12.3(a) of this Declaration.

“Constructive Ownership” shall mean ownership of Securities by a Person, whether the interest in Securities is held directly or indirectly (including by a nominee), and shall include any interests that would be treated as owned through the application of Code Section 318(a) (or any successor section), as modified by Code Section 856(d)(5) (or any successor section).  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Declaration” shall mean the Declaration of Trust of Glimcher Realty Trust, as amended and restated.

“Designated Tenant” shall have the meaning given such term at Section 7.16(b) of this Declaration.

“De Minimis Level” shall have the meaning given such term at Section 7.16(e) of this Declaration.

“Disqualified Constructive Owner” shall have the meaning given such term at Section 7.16(e) of this Declaration.

“Excepted Holder” shall mean a Shareholder for whom an Excepted Holder Limit is created by the Board, or a duly authorized committee thereof, pursuant to Section 7.9(d)(i), who is not a Disqualified Constructive Owner.

“Excepted Holder Limit” shall mean, provided that and only so long as the affected Excepted Holder complies with all of the requirements established by the Board, or a duly authorized committee thereof, pursuant to Section 7.9(d)(i), the percentage limit (in value or number of shares, whichever is more restrictive) for the ownership of Common Shares specifically or such other Shares as established by the Board, or a duly authorized committee thereof.

“Excess Shares” shall have the meaning given such term at Section 7.9(a)(ii)  of this Declaration.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and supplemented (inclusive of any successor statute or act).

“GAAP” shall mean Generally Accepted Accounting Procedures, as amended and supplemented.

“Market Price” with respect to Shares on any date shall mean the last reported sales price on the principal National Securities Exchange or consolidated transaction reporting system with respect to such Shares of the relevant class of series on the trading day immediately preceding the relevant date, or if the Shares of the relevant class or series are not then traded on a National Securities Exchange, the last reported sales price of Shares of the relevant class of series on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Shares of the relevant class or series may be traded, or if the Shares of the relevant class or series are not then traded over any exchange or quotation system, then the market price of the Shares of the relevant class or series on the relevant date as determined in good faith by the Board or a duly authorized committee thereof.

“Maryland REIT Law” shall mean the Maryland Real Estate Investment Trust Law, as amended, restated and supplemented.

“Mortgages” shall mean mortgages, deeds of trust or other security interests or encumbrances on or applicable to Real Property.

“National Securities Exchange” shall mean an exchange registered with the Securities and Exchange Commission. under Section 6(a) of the Exchange Act, as amended, supplemented or restated from time to time, or any successor to such statute.

“Ownership Limit” shall mean (a) with respect to Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the Common Shares outstanding at the time of determination and (b) with respect to any other class or series of Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the Shares of such class or series outstanding at the time of determination.

“Person” shall mean an individual, corporation, any partnership or company, estate, trust (including a trust qualified under Code Sections 401(a) or 501(c)(17) (or any successor sections)), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Code Section 642(c) (or any successor provision), association, private foundation within the meaning of Code Section 509(a) (or any successor provision), banks, business trust, land trust, joint venture, or other entity, or any government agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act (or any successor provision).

“Preferred Shares” shall have the meaning given such term at Section 7.3(a) of this Declaration.

“Prohibited Owner” shall mean any Person who, but for the provisions of Sections 7.9(a)(ii), 7.9(d), or 7.10 would Beneficially Own or Constructively Own Shares in violation of Section 7.9(a)(i), and if appropriate in the context, shall also mean any Person who would have been the holder of record in the books of the Trust or the Trust’s transfer agent of Shares that the Prohibited Owner would have so owned.

“REIT” shall mean a “real estate investment trust” within the meaning of Section 856 of the Code (or any such successor section).

“Real Property” or “Real Estate” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights of interests in land.

“Related Party Tenant” shall have the meaning given such term at Section 7.16(e) of this Declaration.

“REIT Provisions of the Code” shall mean Sections 856 through 858 of the Code and any successor or other provisions, relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“Requesting Person” shall have the meaning given such term at Section 7.9(d)(i) of this Declaration.

“Securities” shall mean Shares or any stock, shares, general or limited partnership interests or other evidence of equity or beneficial or other interests in any entity, voting trust certificates, bonds, debentures, notes or other evidence of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“Series F Preferred Shares” ” shall have the meaning given such term at Section 7.3(b) of this Declaration.

“Series G Preferred Shares” ” shall have the meaning given such term at Section 7.3(c) of this Declaration.

“Securities of the Trust” shall mean any Securities issued by the Trust.

“Shares” shall mean transferable shares of beneficial interest of the Trust of any class or series.

“Shareholders” shall mean holders of record of outstanding Shares.

“Title 8” shall have the meaning given such term at Section 2.2 of this Declaration.

“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event (or any agreement to take any such actions or cause any such events) that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive distributions on Shares, including, without limitation, (a) any change in the capital structure of the Trust which has the effect of increasing the total equity interest of any Person in the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of (i) Code Section 318(a) (or any successor section), as modified by Code Section 856(d)(5) (or any successor section) or (ii) Code Section 544 (or any successor section), as modified by Code Section 856(h)(1)(B) (or any successor provision), (c)  the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire Shares, (d) any disposition of any Securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right, and (e) transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares, in each case, whether voluntary or involuntary, whether owned of record or Beneficially Owned or Constructively Owned, and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

“Trust” shall mean Glimcher Realty Trust, a Maryland real estate investment trust.

“Trustees” shall mean, collectively, the individuals named in Section 3.2 of the Declaration so long as they continue in office, all individuals hereinafter duly elected or appointed and who qualify as Trustees of the Trust hereunder, and all other individuals who have been duly elected and qualify as Trustees of the Trust hereunder.

“Trust Property” means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Trust or the Trustees (including all rents, income, accounts, profits and gains therefrom), which is owned or held by, or for the account of, the Trust or the Trustees in their capacity as Trustees and members of the Board.

ARTICLE II

NAME AND FORMATION

SECTION 2.1      Name.  The name of the Trust is: Glimcher Realty Trust

So far as may be practicable, legal, and convenient, the business and affairs of the Trust shall be conducted and transacted under that name, which name (and the word “Trust” wherever used in this Declaration, except where the context otherwise requires) shall refer to the Trustees collectively, but not individually or personally, and shall not refer to the beneficiaries or Shareholders, or to any officers, employees or agents of the Trust or of such Trustees.

Under circumstances in which the Board determines that the use of the name “Glimcher Realty Trust” is not practicable, they may use any other designation or name(s) for the Trust. The Trust and the Board shall have the authority to operate under an assumed name or names in such state(s), political subdivision(s), or other jurisdiction(s) where it would not be legal, practical, or convenient to operate in the name of the Trust.  The Trust shall have the authority to file such assumed name certificates or other instruments in such places as may be required by applicable law to operate under such assumed name or names. The Board shall be authorized to change the name of the Trust and amend this Section 2.1 without the prior approval or authorization of the Shareholders, provided the sole purpose and substance of such amendment is to change the legal name of the Trust.

SECTION 2.2      Formation.  The Trust qualifies as a real estate investment trust under the Code and within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended (“Title 8”).  The Trust shall not be deemed to be a general partnership, limited partnership, limited liability company, joint venture, joint stock company or, except as provided in Section 12.4 hereof, a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code).

SECTION 2.3      Resident Agent and Principal Office. The name and address of the resident agent of the Trust in the State of Maryland is National Registered Agents, Inc. of MD, 836 Park Avenue, Second Floor, Baltimore, Maryland 21201. The resident agent is a Maryland corporation. The Board is authorized to appoint such successor agent(s) as necessary. The Trust may have such offices or places of business within or without the State of Maryland as the Board may from time to time determine.  The Board, or any duly authorized designee, shall be authorized to change the name of the resident agent or the principal office of such agent named herein.  In connection with changing the name or principal office of the Trust’s resident agent, the Board may amend this Section 2.3 without the prior approval or authorization of the Shareholders, provided the sole purpose and substance of such amendment is to change the name or address of the principal office of the Trust’s resident agent.

SECTION 2.4     Powers and Purpose.  The Trust shall have all of the powers granted to real estate investment trusts generally by Title 8 or any successor statute and shall have any other and further powers as are not inconsistent with and are appropriate to promote and attain the purposes set forth in this Declaration.  The purpose for which the Trust is formed is to engage in any lawful act or activity, including, without limitation or obligation, to invest in and to acquire, hold, manage, administer, control and dispose of Real Property (including Mortgages), including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

ARTICLE III

TRUSTEES

SECTION 3.1     Number.  The current number of Trustees is ten (10), which number may hereafter be increased or decreased, from time to time, by the Trustees comprising the Board in accordance with the Bylaws; however, the total number of Trustees shall not be fewer than two (2) and not more than fifteen (15). No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of such Trustee’s term.

SECTION 3.2     Current Trustees, Election, and Classification.  The Trustees are currently divided into three classes, Class I, Class II, and Class III, that are nearly equal in number as possible. Each class of Trustees shall have three-year terms expiring on the date of the annual meeting of the Shareholders that occurs in the third year following the year the respective Trustee is elected.  At each annual meeting of Shareholders, the person or persons duly nominated to succeed the class of Trustees whose terms expire at such meeting shall stand for election to office of Trustee. For so long as the Trust’s Common Shares are publicly traded on a National Securities Exchange, at least a majority of the Trustees shall be independent, as determined by the rules and regulations of the National Securities Exchange on which the Common Shares of the Trust are primarily traded.  The current incumbent Trustees, the current class of each, and the year in which such person was initially elected are listed below:

Name	Class	Year Initially Elected
Timothy J. O’Brien	I	2007
Niles C. Overly	I	2004
William S. Williams	I	2004
Richard F. Celeste	II	2007
Wayne S. Doran	II	1999
Michael P. Glimcher	II	1997
Alan R. Weiler	II	1994
David M. Aronowitz	III	2006
Herbert Glimcher	III	1993
Howard Gross	III	2004

It shall not be necessary or required to list in this Declaration the names and address of any Trustees hereinafter elected.

SECTION 3.3   Resignation, Removal or Death of a Trustee.  Any Trustee may resign by written notice to the remaining incumbent Trustees, effective upon execution and delivery to the Trust of such written notice or upon the occurrence of any condition or future date specified in the notice. A Trustee may be removed at any time, (a) with or without cause, at a meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote in the election of Trustees and present in person or by proxy at any meeting of Shareholders called for that purpose or (b) with cause, by the unanimous vote, of all the other incumbent Trustees.  Upon the resignation or removal of any Trustee, or such Trustee otherwise ceasing to be a Trustee, such Trustee shall automatically cease to have any right, title or interest in and to the Trust Property and shall execute and deliver such documents as the remaining Trustees require for the conveyance of any Trust Property held in such Trustee’s name, and shall account to the remaining Trustees as they require for all property held by such Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall perform those acts.

For purposes of this section, cause, with respect to removal of any Trustee, shall mean only: (i) commission of an act of dishonesty directly involving the Trust or any Trust Affiliate, including, but not limited to, misappropriation of Trust Property or the funds or property of any Trust Affiliate, (ii) continued engagement in activities or conduct injurious to the reputation of the Trust or any Affiliate (as determined by a committee of independent Trustees exclusive of the Trustee(s) who is the subject of the removal consideration), (iii) continued refusal to perform the Trustee’s assigned duties and responsibilities as a member of the Board or any of its committees, (iv) a material violation or breach (as determined by a committee of independent Trustees exclusive of the Trustee(s) who is the subject of the removal consideration) of any agreement, policy, guideline, regulation, charter provision, rule, or code of the Trust or Board (including any committee thereof) that governs the conduct of the Trustee, (v) declaration of unsound mind by order of a court, (vi) commission of any act that constitutes an intentional misconduct or a knowing violation of law if such action in either event results in both an improper substantial personal benefit to such Trustee and a material injury to the Trust, or (vii) conviction of or pleading guilty or no contest to any felony under federal or state law or an offense involving moral turpitude.

SECTION 3.4     Legal Title.  Legal title to all Trust Property shall be vested in the Trustees, but they may cause legal title to any Trust Property to be held by or in the name of any Trustee (solely in such person’s role as a Trustee), or the Trust, or any other Person as nominee. The right, title, and interest of the Trustees in and to the Trust Property shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveying documents have been executed and delivered pursuant to Section 3.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies, or places as the Trustee may deem necessary or desirable.

SECTION 3.5     Vacancies.  If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust, affect the enforceability or validity of this Declaration or the Bylaws, or the powers of the remaining Trustees hereunder (even if fewer than two Trustees remain). Any vacancy (including a vacancy created by an increase in the number of Trustees) may be filled at any annual or regular meeting of the Board or at any special meeting of the Board called for that purpose, by a majority vote of the incumbent Trustees.  Unless otherwise required by applicable law, the Bylaws, or the Declaration, any individual so elected as Trustee to fill a vacancy created by the resignation, removal, or death of a Trustee shall hold office for the unexpired term of the Trustee he or she is replacing.

ARTICLE IV

POWERS OF THE BOARD

SECTION 4.1    General.  Subject to the express limitations herein or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board and (b) the Board shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust as if they, in their own right, were the sole owners thereof. The Board may take any actions as in their sole judgment and discretion are necessary or desirable to conduct the business of the Trust. This Declaration shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of this Declaration or determination made in good faith by the Board concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article IV shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Declaration or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

The determination as to any of the following matters, made in good faith by or pursuant to the direction, instruction, or delegation by the Board consistent with this Declaration, shall be final and conclusive and shall be binding upon the Trust and every Shareholder, as hereinafter defined:  (i) the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, (ii) redemption of Shares or the payment of other distributions on Shares, (iii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets, (iv) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged), (v) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares, (vi) the number of Shares of any class of the Trust, (vii) any matter relating to the acquisition, holding and disposition of any assets by the Trust, or (viii) any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration or Bylaws or otherwise to be determined by the Board.

SECTION 4.2            Specific Powers and Authority.  Subject only to the express limitations herein, and in addition to all other powers and authority conferred by this Declaration or by law, the Board, without any vote, action or consent by the Shareholders, shall have and may exercise or duly and lawfully delegate, at any time or times, in the name of the Trust or on its behalf the following powers and authorities:

(a)           Investments.  Subject to Section 9.5 and Article VI, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind (including, without limitation, Securities and Mortgages) wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by Trustees or other fiduciaries, or whether obligations the Trust acquires have a term greater or lesser than the term of office of any Trustee or the possible termination of the Trust, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Trust), provided, however, that the Board shall take such actions as it deems necessary and desirable to comply with any requirements of Title 8 relating to the types of assets held by the Trust.

(b)           Sale, Disposition and Use of Property.  Subject to Article VI and Sections 9.5 and 10.2, to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Trust, the Board or officers of the Trust) or otherwise dispose of any or all of the Trust Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, Mortgages, financing statements, security agreements and other instruments executed and delivered for and on behalf of the Trust or the Board by one or more of the Trustees or by a duly authorized officer, employee, agent or nominee of the Trust, on such terms as they deem appropriate; to give consents and make contracts relating to the Trust Property and its use or other property or matters; to develop, improve, manage, use, alter, and otherwise deal with the Trust Property; and to rent, lease, license or hire from others (including Trustees or officers of the Trust) property of any kind.

(c)           Financing.  To borrow or in any other manner raise money for the purposes and on the terms determined or approved by the Board, and to evidence the same by issuance of Securities of the Trust, which may have such provisions as the Board determines or approves; to reacquire such Securities of the Trust; to enter into other contracts or obligations on behalf of the Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person (including Trustees or officers of the Trust to the extent permitted by applicable law); to mortgage, endorse, pledge, assign, grant security interests in or otherwise encumber the Trust Property to secure any such borrowings or Securities of the Trust, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Trust or participate in any reorganization of obligors to the Trust.

(d)           Loans.  Subject to applicable law and the provisions of Section 9.5, to lend money or other Trust Property on such terms, for such purposes and to such Persons as the Board may determine.

(e)           Issuance of Securities.  To create and authorize the issuance, in shares, units or amounts of one or more types, series or classes, of Securities of the Trust, which may have such voting rights, dividends or interest rates, preferences, subordinations, conversion or redemption prices or rights, maturity dates, distribution, exchange, or liquidation rights or other rights as the Trustees may determine, without vote of or other action by the Shareholders; to issue any type of Securities of the Trust, and any options, warrants, or rights to subscribe therefore, all without vote of or other action by the Shareholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Trustees determine; to list any of the Securities of the Trust on any National Securities Exchange; and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Trust.  The authority or power described in this subsection shall also include the Trustees’ power to reclassify or redesignate any previously issued class or series of Securities of the Trust.

(f)           Uncertificated Certificates for Securities. The Board may authorize the Trust to issue uncertificated Shares for some or all of any classes or series of Shares or Securities of the Trust; provided such resolutions shall not apply to issued Shares represented by a certificate until the certificate is surrendered to the Trust and the authorization shall not apply to or prohibit a certificated Share issued in exchange for an uncertificated Share.

(g)           Expenses and Taxes.  To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of this Declaration and conducting the business of the Trust, including compensation, benefits, or fees to Trustees, officers, employees and agents of the Trust, and to Persons contracting with the Trust, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Trust, the Trust Property, or the Trustees in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(h)           Collection and Enforcement.  To collect, sue for and receive money or other property due to the Trust or any Trust Affiliate; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests, or things relating to the Trust, the Trust Property, or the Trust’s affairs; to exercise any rights and enter into any agreements, and take any other action necessary or desirable in connection with the foregoing.

(i)           Deposits.  To deposit funds or Securities constituting part of the Trust Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Trustees determine.  This power shall impose no responsibility or liability on the Trustees individually or the Board for any loss which may occur by reason of the failure, negligence, or malfeasance of the person or entity with whom funds, Securities of the Trust, or other Trust Property have been deposited properly to account or safeguard such funds, Securities of the Trust, or other Trust Property.

(j)           Allocation; Accounts.  To determine whether money, profits or other assets of the Trust shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Trust Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Trust shall be maintained; and to allocate to the Shareholders equity account less than all of the consideration paid for Shares and to allocate the balance to paid-in capital or capital surplus.

(k)           Valuation of Property.  To determine the value of all or any part of the Trust Property and of any services, Securities of the Trust, property or other consideration to be furnished to or acquired by the Trust, and to revalue all or any part of the Trust Property, all in accordance with such information as is reasonable, in their sole judgment.

(l)           Ownership and Voting Powers.  To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities of the Trust, Real Estate and other Trust Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request, or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(m)           Trustees, Officers, Etc.; Delegation of Powers. To elect, appoint, employ, or remove such officers for the Trust and such committees of the Board of Trustees with such powers and duties as the Board may determine or the Trust’s Bylaws provide; to engage, employ or contract with and pay compensation or benefits to any Person (including, subject to Section 9.5, any Trustee and any Person (who is an Affiliate of any Trustee or officer of the Trust) as agent, representative, Adviser, members of an advisory board, employee or independent contractor (including advisers, consultants, transfer agents, registered or statutory agents, registrars, underwriters, accountants, attorneys at law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Trustees may determine; to delegate or reassign to one or more Trustees, officers or other Persons engaged or employed as aforesaid or to committees of Trustees or to the Adviser, the performance of acts or other things (including granting of consents), the making of decisions (including those relating to the matters and powers set forth in this Section 4.2) and the execution of such deeds, contracts or other instruments, either in the names of the Trust, the Trustees or as their attorneys or otherwise, as the Board may determine; and to establish such committees as it deems appropriate.

(n)           Associations.  Subject to Section 9.5, to cause the Trust to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships, or associations of any kind.

(o)           Reorganizations, Etc.  Subject to Section 10.2, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Trust Property or carry on any business in which the Trust shall have an interest; to merge or consolidate the Trust with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Trust Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Trust holds, or is about to acquire, Securities or any other interests.

(p)           Insurance.  To purchase and pay for out of Trust Property, insurance policies insuring the Trust and the Trust Property against any all risks, and insuring the Shareholders, Trustees, officers, employees and agents of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted (including those alleged to constitute misconduct, gross negligence, reckless disregard of duty or bad faith) by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such claim or liability.

(q)           Compensation, Pension and Other Plans.  To adopt and implement compensation, pension, profit sharing, stock option, stock bonus, stock purchase, stock appreciation rights, savings, thrift, retirement, incentive or benefit plans, trusts or provisions, applicable to any or all Trustees, officers, employees or agents of the Trust or Trust Affiliates, or to other Persons who have benefitted the Trust, all on such terms and for such purposes as the Board may determine.

(r)           Distributions.  To declare and pay dividends or other distributions to Shareholders, subject to Section 7.4.

(s)           Indemnification.  In addition to the indemnification provided for in Section 9.4, to cause the Trust to indemnify any Person, including any Adviser or independent contractor, with whom the Trust has dealings.
(t)           Charitable Contributions.  To the extent permitted under prevailing law, to make donations for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes, regardless of any direct benefit to the Trust.

(u)           Discontinue Operations; Bankruptcy. To discontinue the operations of the Trust (subject to Section 11.2); to petition or apply for relief under any applicable provisions of foreign, federal, or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Trust Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Trust or the Board or otherwise defending or responding to such foreclosure; to confess judgment against the Trust; or to take such other action with respect to indebtedness or other obligations of the Board, in such capacity, the Trust Property or the Trust as the Board in its discretion may determine.

(v)           Termination of Status. To terminate the status of the Trust as a real estate investment trust under the REIT Provisions of the Code.

(w)           Fiscal Year.  Subject to limitations under the Code, to adopt and, from time to time, change a fiscal year for the Trust.

(x)           Seal.  To adopt and use a seal, provided that the use of a seal shall not be required for the execution of documents, instruments, or obligations of the Trust.

(y)           Bylaws.  To adopt, implement and from time to time amend the Bylaws relating to the business and organization of the Trust which are not, and shall not be, inconsistent with the provisions of this Declaration.

(z)           Compliance with Ownership Requirements. The Board shall have and may exercise, on behalf of the Trust, without limitation, the power to determine compliance with any restriction or limitations on ownership and transfer of Shares stated in this Declaration.

(aa)           Voting Trust.  To participate in, and accept Securities issued under or subject to, any voting trust.

(ab)           Proxies.  To solicit proxies of the Shareholders at the expense of the Trust.

(ac)           Further Powers.  To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which the Board deems necessary, useful or desirable to carry on the business of the Trust or to carry out the provisions of this Declaration, even if such powers are not specifically provided hereby.

SECTION 4.3     Determination of Best Interest of Trust. In determining what is in the best interest of the Trust, a Trustee and the Board collectively shall consider the interests of the Shareholders of the Trust and applicable legal requirements (including contractual obligations to parties other than the Shareholders) and, in the absolute discretion of a Trustee or the Board, as applicable, may consider: (a) the interests of the employees, suppliers, creditors and customers of the Trust or any of its Affiliates, (b) the economy of the states or nations in which the Trust or its Affiliates operate, (c) community and societal interests, and (d) the long-term as well as short-term interests of the Trust and its Shareholders, including the possibility that these interests may be best served by the continued independence of the Trust.

ARTICLE V

ADVISER

SECTION 5.1     Appointment.  The Board is responsible for setting the general policies of the Trust and for the general supervision of its business conducted by officers, agents, employees, advisers or independent contractors of the Trust. However, the Trustees are not required personally to conduct the business of the Trust, and they may (but need not) appoint, employ or contract with any Person (including, subject to Section 9.5, a Person Affiliated with any Trustee) as an Adviser and may grant or delegate such authority to the Adviser as the Board may, in its sole discretion, deem necessary or desirable. The Board may determine the terms of retention and the compensation of the Adviser and may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust and to make executive decisions which conform to general policies and principles established by the Board.

SECTION 5.2   Affiliation and Functions.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Adviser.

ARTICLE VI

INVESTMENT POLICY

The fundamental investment policy of the Trust is to make investments in such a manner as to comply with the REIT Provisions of the Code and with the requirements of Title 8, with respect to the composition of the Trust’s investments and the derivation of its income. Subject to Section 4.2(v), the Board will use its best efforts to carry out this fundamental investment policy and to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for tax treatment provided in the REIT Provisions of the Code; however, no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 9.2. The Board may change from time to time by resolution or in the Bylaws, such investment policies as it determines to be in the best interests of the Trust, including adding or deleting prohibitions or restrictions upon certain types of investments.

ARTICLE VII

SHARES

SECTION 7.1   Shares.  The beneficial interest in the Trust shall be divided into Shares. The total number of Shares which the Trust has authority to issue is Three Hundred and Fifty Million (350,000,000), $0.01 par value per share, and shall consist of Common Shares and such other types or classes of Securities of the Trust as the Trustees may create and authorize from time to time and designate (or redesignate or reclassify) as representing a beneficial interest in the Trust. Shares may be issued for such consideration as the Trustees determine or, if issued as a result of a Share dividend or Share split, without any consideration, in which case all Shares so issued shall be fully paid and nonassessable by the Trust.

SECTION 7.2    Common Shares.  Common Shares shall have a par value of $0.01 per share and shall entitle the holders to one vote per share on a non-cumulative basis on all matters upon which Shareholders are entitled to vote pursuant to Section 8.4, and Shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, preemptive, appraisal, conversion or exchange rights. The Board may classify or reclassify any unissued Common Shares by setting or changing the number, designation, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and in such event, the Trust shall file for record with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by Maryland law.

SECTION 7.3  Preferred Shares.

(a)         The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of preferred Shares (“Preferred Shares”) and with respect to any such class or series to fix the numbers, designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of such series. The Board may classify or reclassify any unissued Preferred Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Preferred Shares and in such event, the Trust shall file for record with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by Maryland law.

(b)         The Trust has previously classified Two Million Eight Hundred Thousand (2,800,000) Preferred Shares as 8.75% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series F Preferred Shares”). A description of the Series F Preferred Shares, including the designations, preferences, rights, powers, restrictions, limitations and duties applicable to such Series F Preferred Shares, is set forth in Exhibit A hereto.

(c)         The Trust has previously classified Ten Million Four Hundred Thousand (10,400,000) Preferred Shares as 8.125% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series G Preferred Shares”).  A description of the Series G Preferred Shares, including the designations, preferences, rights, powers, restrictions, limitations and duties applicable to such Series G Preferred Shares, is set forth in Exhibit B hereto.

SECTION 7.4    Dividends or Distributions.  The Board may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or other assets of the Trust or in Securities of the Trust or from any other source as the Board in its discretion shall determine. The Board shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the REIT Provisions of the Code; however, Shareholders shall have no right to any dividend or distribution unless and until declared by the Board. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. Notwithstanding any other provision in this Declaration, no determination shall be made by the Board nor shall any transaction be entered into by the Trust which would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Code Section 856(a)(2) (or any successor section or provision) or which would cause any distribution to constitute a preferential dividend as described in the Code or the REIT Provisions of the Code.  The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

SECTION 7.5   General Nature of Shares.  All Shares shall be personal property entitling the Shareholders only to those rights provided in this Declaration or in the resolution(s) creating any class or series of shares. The legal ownership of the Trust Property and the right to conduct the business of the Trust are vested exclusively in the Board as described in this Declaration and permitted under applicable law; the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Property. The death or incapacity of a Shareholder shall not terminate the Trust or give such Shareholder’s legal representative any rights against other Shareholders, one or more of the Trustees, or the Trust Property, except the right (if applicable), exercised in accordance with applicable provisions of the Bylaws, to receive a new certificate for Shares in exchange for the certificate held by the deceased Shareholder. The Trust is entitled to treat as Shareholders only those persons or entities in whose names Shares are registered as holders of Shares on the beneficial ledger of the Trust.

SECTION 7.6  Fractional Shares. The Trust may, without the consent or approval of the Shareholders, issue fractional shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of Share by the person entitled to it, declare dividends on a fractional Share, or pay cash for the fair value of a fraction of a Share.

SECTION 7.7   The Declaration and Bylaws. All Shareholders, and their interest in the Shares, are subject to the provisions of the Declaration and the Bylaws.

SECTION 7.8   Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest of the Trust hereafter authorized, the Board shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of the Shareholders.

SECTION 7.9  Limitations on Holdings; Redemption of Shares; and Transfers of Shares.

(a)    Restrictions and Limitations on Ownership.

(i)Basic Restrictions.

(A)      No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit.

(B)       No Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(C)       No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being “closely held” within the meaning of Code Section 856(h), or any successor section (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (of record, Beneficially, or Constructively) an interest in a tenant that is described in Code Section 856(d)(2)(B) (or any successor section) if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Code Section 856(c) (or any successor section).

 (D)      Subject to Section 7.12, notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Code Section 856(a)(5) or any successor section) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(ii)       Transfer in Trust or Voided Transfer.  If any Transfer of Shares occurs (whether or not such Transfer is the result of a transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system) which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.9(a)(i)(A), Section 7.9(a)(i)(B), or 7.9(a)(i)(C), as applicable, then: (A) that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.9(a)(i)(A), Section 7.9(a)(i)(B), or Section 7.9(a)(i)(C) (rounded upward to the nearest whole Share, and such excess Shares, including as so rounded, the “Excess Shares”) shall be deemed to be automatically transferred to a Charitable Trust or Charitable Trusts for the benefit of a Charitable Beneficiary, as described in Section 7.10, effective as of the close of business on the Business Day prior to the date such Transfer is deemed by the Trust to have occurred pursuant to applicable law or regulations or at such other time determined by the Board, and such Person shall acquire no rights in the Excess Shares; or (B) to the fullest extent permitted by applicable law, the Transfer of Excess Shares shall be deemed to be void ab initio, in which case, the intended transferee shall acquire no rights in the Excess Shares.

(b)           Remedies for Breach.  If the Board or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.9(a)(i) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 7.9(a)(i) (whether or not such violation is intended), the Board or a committee thereof may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or the Trust’s transfer agent, or instituting proceedings to enjoin such Transfer or other event and such Person shall be liable, without limitation, for all costs incurred in connection therewith and pursuant to Section 12.7, including the costs and expenses of the Charitable Trustee.  This Section 7.9(b) shall not in any way limit the provisions of Section 7.9(a)(ii).

(c)           Owners Required to Provide Information.  Every Shareholder of five percent (5%) or more of the Shares of any series or class outstanding at the time of determination, within thirty (30) days after the end of each taxable year and also within three (3) Business Days after a request from the Trust, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned, and a description of the manner in which such Shares are held; provided that a Shareholder who holds Shares as nominee for another Person, which other Person is required to include in its gross income the distributions received on such Shares (an “Actual Owner”), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the Shareholder is nominee.  Each such Shareholder and each Actual Owner shall provide to the Trust such additional information as the Trust may request in order to determine the Trust’s status as a REIT, to determine the Trust’s compliance with other applicable laws or requirements of any governmental authority or to ensure compliance with Section 7.9(a)(i).  Each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT, to determine the Trust’s compliance with other applicable laws or requirements of any governmental authority and to comply with requirements of any taxing authority or other governmental authority or to determine such compliance.

(d)       Exceptions.

(i)            The Board, in its sole discretion, may grant to any Person who makes a request therefor (a “Requesting Person”) an exception to the Ownership Limit (or one or more elements thereof) with respect to the ownership of any series or class of Shares, subject to the following conditions and limitations: (A) the Board shall have determined, in its discretion, that: (1) the Beneficial Ownership or Constructive Ownership of Shares by such Person or Shareholder in excess of the Ownership Limit would not violate Section 7.9(a)(i)(C), (2) the Requesting Person does not and will not actually own or Constructively Own, an interest in a tenant of the Trust (or a tenant of any Affiliate of the Trust) that would cause the Trust to actually own or Constructively Own, more than a 9.8% interest (as set forth in Code Section 856(d)(2)(B) or any successor section) in such tenant, (3) the Requesting Person’s ownership of Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Shares by all other Persons as permitted under this ARTICLE VII, taking into account any previously granted exceptions pursuant hereto) would not cause a default under the terms of any contract to which the Trust or any of its Affiliates is a party or reasonably expects to become a party, and (4) the Requesting Person’s ownership of Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Shares by all other Persons as permitted under this ARTICLE VII, taking into account any previously granted exceptions pursuant hereto) is in the best interests of the Trust; and (B)(1) prior to granting any exception pursuant to this Section 7.9(d)(i), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as they may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT and (2) such Requesting Person provides to the Board, for the benefit of the Trust, such representations and undertakings, if any, as the Board may, in its discretion, determine to be necessary in order for it to make the determination that the conditions set forth in Section 7.9(d)(i)(A) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Requesting Person with respect to the Constructive Ownership of one or more other classes or series of Shares not subject to the exception), and such Requesting Person agrees that any violation of such representations and undertakings or any attempted violation thereof will give rise to the application of the remedies set forth in Section 7.9(a)(ii) and Section 7.9(b) with respect to Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Requesting Person (determined without regard to the exception granted such Requesting Person under this Section 7.9(d)(i)).  If a Trustee requests that the Board grant an exception pursuant to this Section 7.9(d) with respect to such member, or with respect to any other Person if such member of the Board would be considered to be the Beneficial Owner or Constructive Owner of Shares owned by such other Person, such Trustee shall not participate in the decision or vote of the Board as to whether to grant any such exception.

(ii)           In determining whether to grant any exemption pursuant to Section 7.9(d)(i), the Board may, but need not, consider, among other factors, (A) the general reputation and moral character of the Requesting Person, (B) whether ownership of Shares would be direct or through ownership attribution, (C) whether the Requesting Person’s ownership of Shares would interfere with the conduct of the Trust’s business, including, without limitation, the Trust’s ability to acquire additional properties or additional investments in issuers currently invested in by the Trust or other issuers, (D) whether granting an exemption for the Requesting Person would adversely affect any of the Trust’s existing contractual arrangements, (E) whether the Requesting Person to whom the exception would apply has been approved, as necessary and if required, as an owner of the Trust by all regulatory or other governmental authorities who have jurisdiction over the Trust, and (F) whether the Requesting Person to whom the exemption would apply is attempting to change control of the Trust or affect its policies in a way which the Board of Trustees, in its discretion, considers adverse to the best interest of the Trust or the Shareholders.  The Board also may set such terms, restrictions, or limits on any exemption granted pursuant to Section 7.9(d)(i) as it determines in its sole discretion.  Nothing in this 7.9(d)(ii) shall be interpreted to mean that the Board may not act in its discretion in making any determination under Section 7.9(d)(i).

(iii)          Subject to Section 7.9(a)(i)(C), an underwriter, promoter, or initial purchaser that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement as determined by the Board.

SECTION 7.10   Transfer of Excess Shares

(a)           Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.9(a)(ii) that results in a transfer of Shares to a Charitable Trust, or if Shares become Excess Shares pursuant to Section 7.16(e)(iv), such Shares shall be deemed to have been transferred to the Charitable Trustee(s) as trustee or trustees, as applicable, of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries (except to the extent otherwise provided in Section 7.10(e)).  Such transfer to the Charitable Trustee shall be deemed to be effective as of the time provided in Section 7.9(a)(ii) or Section 7.16(e).  Any Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.10(g).

(b)           Status of Shares Held by a Charitable Trustee.  Shares held by a Charitable Trustee shall be issued and outstanding Shares of the Trust.  The Prohibited Owner shall:

(i)            have no rights in the Shares held by the Charitable Trustee;

(ii)           not benefit economically from ownership of any Shares held in trust by the Charitable Trustee (except to the extent otherwise provided in Section 7.10(e));

(iii)          have no rights to dividends or other distributions for the Shares held in the Charitable Trust;

(iv)          not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust; and

(v)           have no claim, cause of action or other recourse whatsoever due against the Board, Trust, or purported transferor of such Shares to the Charitable Trust.

(c)           Dividend and Voting Rights.  The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares transferred to and held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary (except to the extent otherwise provided in Section 7.9(d)).  Any dividend or other distribution paid with respect to any Shares which constituted Excess Shares at such time and prior to Shares having been transferred to the Charitable Trustee shall be paid to the Charitable Trustee by the Prohibited Owner (or such other recipient of the dividend or distribution proceeds) upon demand and any dividend or other distribution authorized but unpaid with respect to such Shares shall be paid when due to the Charitable Trustee.  Any dividends or distributions so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall, subject to applicable law, have the authority (at the Charitable Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner with respect to such Shares at any time such Shares constituted Excess Shares with respect to such Prohibited Owner and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action on the basis of, because of, or in reliance on such vote, then the Charitable Trustee shall not have the power to rescind and recast such vote.  Notwithstanding the provisions of this ARTICLE VII, until the Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its stock transfer ledger and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of shareholders.

(d)           Rights upon Liquidation.  Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding).  The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up or distribution of the assets of the Trust, in accordance with Section 7.10(e).

(e)           Sale of Shares by Charitable Trustee.  Unless otherwise directed by the Board, within twenty (20) calendar days of receiving notice from the Trust that Excess Shares have been transferred to the Charitable Trust, or soon thereafter as is practicable, the Charitable Trustee shall sell the Shares held in the Charitable Trust (together with the right to receive dividends or other distributions with respect to such Shares as to any Shares transferred to the Charitable Trustee as a result of the operation of Section 7.9(a)(ii) or Section 7.16(e)(iv)) to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.9(a)(i).  Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.10(e).

Of the proceeds from the sale described in the preceding paragraph, a Prohibited Owner shall receive the lesser of (i) the net price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (for example, in the case of a bona fide gift, devise or other such transaction), the Market Price of the Shares on the day the Prohibited Owner acquired such Shares, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 7.11 and (ii) the net sales proceeds received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be paid to the Charitable Beneficiary, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 7.11.  If such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.10(e), such excess shall be paid promptly to the Charitable Trustee upon demand.

(f)            Trust’s Purchase Right in Excess Shares.  Notwithstanding any transfer of Excess Shares to a Charitable Trust pursuant to this ARTICLE VII, Excess Shares shall be, as of the time provided in Section 7.9(a)(ii) or Section 7.16(e), deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such Shares becoming Excess Shares (or, if the Prohibited Owner did not give value for such Shares, such as in the case of a devise, bona fide gift or other such transaction, the Market Price per such Share on the day the Prohibited Owner acquired such Shares) and (ii) the Market Price per such Share on the date the Trust, or its designee, accepts such offer, in each case of clauses (i) and (ii) of this sentence, less the costs, expenses and compensation of the Charitable Trustee, if any, and the Trust as provided in Section 7.11.  The Trust shall have the right to accept the offer described in this Section 7.10(f) until the Charitable Trustee, if any, has sold the Shares held in the Charitable Trust, if any, pursuant to Section 7.10(e).  Upon such a sale to the Trust, if a Charitable Trust has been established pursuant to this ARTICLE VII, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and the Charitable Beneficiary as provided in Section 7.10(e).

(g)           Designation of Charitable Beneficiaries.  By written notice to the Charitable Trustee, the Board, or its duly authorized designee, shall designate from time to time one or more nonprofit entities or organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that: (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.9(a)(i) in the hands of such Charitable Beneficiary and (ii) contributions to each such organization shall be eligible for deduction under each of Code Sections 170(b)(1)(A), 2055 and 2522 (or any such applicable successor sections).  The Charitable Beneficiary shall not obtain any enforceable right to the Charitable Trust or any of its trust corpus until so designated and thereafter any such rights remain subject to the provisions of this ARTICLE VII, including, without limitation, Section 7.10(h).

(h)           Retroactive Changes.  Notwithstanding any other provisions of this ARTICLE VII, the Board is authorized and empowered to retroactively amend, alter or repeal any rights which the Charitable Trust, the Charitable Trustee, or the Charitable Beneficiary may have under this ARTICLE VII, including, without limitation, granting retroactive Excepted Holder status to any otherwise Prohibited Owner or Disqualified Constructive Owner, with the effect of any transfer of Excess Shares to a Charitable Trust being fully and retroactively revoked; provided, however, that the Board shall not have the authority or power to retroactively amend, alter or repeal any obligations to pay amounts incurred prior to such time and owed or payable to the Charitable Trustee pursuant to Section 7.11. The Board may invoke and exercise its right and power to amend this ARTICLE VIII as described in this Section 7.10(h) without the prior approval or consent of the Shareholders.

SECTION 7.11.   Costs, Expenses and Compensation of Charitable Trustee and the Trust.

(a)           The Charitable Trustee shall be indemnified by the Trust from the proceeds from the sale of Shares held in the Charitable Trust, as further provided in this ARTICLE VII, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this ARTICLE VII.

(b)           The Charitable Trustee shall be entitled to receive reasonable compensation for services provided in connection with serving as the Charitable Trustee for the Charitable Trust, the amount and form of which shall be approved by the Board (or a duly authorized committee thereof) and agreed on between the Trust and the Charitable Trustee.

(c)           Costs, expenses and compensation payable to the Charitable Trustee pursuant to Section 7.11(a) and Section 7.11(b) may be funded from the Charitable Trust or by the Trust.  The Trust shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Charitable Trustee pursuant to Section 7.11(a) and Section 7.11(b)) from the Charitable Trust for any such amounts funded by the Trust.

(d)           Costs and expenses incurred by the Trust in the process of enforcing the ownership limitation set forth in Section 7.9(a)(i), in addition to reimbursement of costs, expenses and compensation of the Charitable Trustee which have been funded by the Trust, may be collected from the Charitable Trust; provided, however, that the ability of the Trust to fund its costs from the Charitable Trust shall not relieve the Prohibited Owner from his or her obligation to reimburse the Trust for costs under Section 12.7, except to the extent the Trust has in fact been previously paid from the Charitable Trust; nor will the possibility of the Trust receiving payment from the Charitable Trust create a marshalling obligation which would require the Trust to reimburse itself from the Charitable Trust before enforcing the Trust’s claims under Section 12.7 or otherwise.

SECTION 7.12    Transactions on a National Securities Exchange.  Nothing in this ARTICLE VII shall preclude the settlement of any transaction entered into through the facilities of a National Securities Exchange or any automated inter-dealer quotation system.  The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this ARTICLE VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this ARTICLE VII.

SECTION 7.13.   Enforcement.  The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this ARTICLE VII.

SECTION 7.14    Non-Waiver.  No delay or failure on the part of the Trust or the Board in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 7.15    Enforceability and Severability.  If any of the restrictions on transfer of Shares contained in this ARTICLE VII are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then, to the fullest extent permitted by law, the Prohibited Owner may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Shares and to hold such Shares, from the date such Prohibited Owner acquires the Shares, on behalf of the Trust.  Moreover, if any of the restrictions on transfer of Shares contained in this ARTICLE VII are determined to be void, invalid or unenforceable by any court of competent jurisdiction, the validity of the remaining provisions of this ARTICLE VII shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 7.16   Tenant Ownership Limitation.

 (a)          Notice Requirement. An Excepted Holder shall, immediately upon the occurrence of an event causing such Excepted Holder to Constructively Own two percent (2.0%) or more of (i) in the case of a tenant of the Trust (or a tenant of any Trust Affiliate) that is a corporation, the outstanding voting power or the total number of outstanding shares of such tenant, or (ii) in the case of a tenant of the Trust (or a tenant of any Trust Affiliate) that is not a corporation, the assets (as determined by GAAP) or net profits (as determined and defined by the Code) of such tenant, give written notice to the Trust of its Constructive Ownership interests in such tenant. Such notice shall specify, as a percentage, (i) in the case of a tenant of the Trust (or a tenant of any Trust Affiliate) that is a corporation, such Excepted Holder’s Constructive Ownership of the outstanding voting power and the total number of outstanding shares of such tenant, or (ii) in the case of a tenant of the Trust (or a tenant of any Trust Affiliate) that is not a corporation, such Excepted Holder’s Constructive Ownership of the assets and net profits of such tenant. Excepted Holders that Constructively Own interests in a tenant of the Trust (or a tenant of any Trust Affiliate) as described in this Section 7.16(a) shall so notify the Trust within fifteen (15) calendar days of determining such ownership.

(b)          Ownership Registration. Upon receipt of a notice described in Section 7.16(a) (a “Section 7.16(a) Notice”), the Trust shall immediately notify the other Excepted Holders of the name of the tenant subject to the Section 7.16(a) Notice (the “Designated Tenant”). Each other Excepted Holder shall, within thirty (30) days of receiving such notice from the Trust, provide the Trust with written notice (a “Section 7.16(b) Notice”) specifying, as a percentage, (i) where the Designated Tenant is a corporation, such Excepted Holder’s Constructive Ownership of the outstanding voting power and the total number of outstanding shares of such Designated Tenant, or (ii) where the Designated Tenant is not a corporation, such Excepted Holder’s Constructive Ownership of the assets (as determined by GAAP) and net profits (as determined and defined by the Code ) of such Designated Tenant.

(c)          Notice of Changes in Ownership. While a Tenant is a Designated Tenant, each Excepted Holder shall, within twenty (20) calendar days of any event causing a change in the percentage levels of such Excepted Holder’s Constructive Ownership of such Designated Tenant, notify the Trust of changes in the information contained in such Excepted Holder’s Section 7.16(a) Notice or Section 7.16(b) Notice with respect to such Designated Tenant (or any update of such information pursuant to this Section 7.16(c)).

(d)         Recordkeeping. The Secretary of the Trust shall maintain a record of the aggregate Constructive Ownership of each Designated Tenant by the Excepted Holders and shall make such record available to a then Excepted Holder upon written request. A Designated Tenant shall remain a Designated Tenant for so long as the then Excepted Holder which Constructively Owns two percent (2.0%) or more of (i) in the case of a Designated Tenant that is a corporation, the outstanding voting power of the total number of outstanding shares of such Designated Tenant, or (ii) in the case of a Designated Tenant that is not a corporation, the assets (as determined by GAAP) or net profits (as determined and defined by the Code ) of such Designated Tenant. The Secretary of the Trust shall notify the then Excepted Holders when the status of a tenant of the Trust (or a tenant of any Trust Affiliate) as a Designated Tenant terminates. An Excepted Holder’s status as a Disqualified Constructive Owner will terminate when the status of the tenant with respect to which such disqualified status arose as a Designated Tenant terminates, or as provided in Section 7.10(h).

(e)          Excess Ownership. If, following the date this Declaration becomes effective, the aggregate Constructive Ownership of a tenant of the Trust (or a tenant of any Trust Affiliate) (the “Related Party Tenant”) by one or more Excepted Holders equals or exceeds ten percent (10.0%) of in the case of a tenant of the Trust (or a tenant of any Trust Affiliate) that is a corporation, the outstanding voting power or the total number of outstanding shares of such tenant, or in the case of a tenant of the Trust (or a tenant of any Trust Affiliate) that is not a corporation, the assets (as determined by GAAP) or net profits (as determined and defined by the Code ) of such tenant, then, provided that the amounts received by the Trust from leases of real property rented by such Related Party Tenant exceeded $100,000 in the immediately preceding fiscal year (the “De Minimis Level”), one or more of the then Excepted Holders shall be a Disqualified Constructive Owner, in accordance with the rules set forth below. The De Minimis Level for a particular Related Party Tenant shall be adjusted in the event that there are pre-existing Designated Tenants which are Related Party Tenants and the amounts received by the Trust from leases of real property rented by such Designated Tenants do not exceed the De Minimis Level in the absence of such adjustment.

(i)         Excess Ownership of a Non-Designated Tenant. If the Related Party Tenant is not a Designated Tenant, then each then Excepted Holder whose Constructive Ownership of interests in such Related Party Tenant is such that the then Excepted Holder is required to provide a Section 7.16(a) Notice shall be a Disqualified Constructive Owner as of the first date that the aggregate ownership described in Section 7.16(e) first came to equal or exceed ten percent (10.0%) or, if later, the first day of the first year in which amounts received by the Trust with respect to Real Property rented by such Related Party Tenant exceeded the De Minimis Level.

(ii)         Excess Ownership of a Designated Tenant. Subject to the provisions of Section 7.16(e)(iii), if the Related Party Tenant is a Designated Tenant, then each Excepted Holder that has not complied with the provisions of Section 7.16(c) hereof shall be a Disqualified Constructive Owner as of the first date that the aggregate ownership described in Section 7.16(e) first came to equal or exceed ten percent (10.0%) or, if after, the first day of the first year in which amounts received by the Trust with respect to Real Property rented by such Related Party Tenant exceeded the De Minimis Level. If the aggregate Constructive Ownership described in Section 7.16(e) continues to equal or exceed ten percent (10.0%), then the then Excepted Holder (A) whose Constructive Ownership of interests in such Designated Tenant equals or exceeds two percent (2.0%) of (I) in the case of a Designated Tenant that is a corporation, the outstanding voting power or the total number of outstanding shares of such Designated Tenant, or (II) in the case of a Designated Tenant that is not a corporation, the assets or net profits of such Designated Tenant and (B) which was the last such then Excepted Holder to (I) become a Constructive Owner or (II) have an increase in its Constructive Ownership of the Securities, assets, or net profits of the Designated Tenant with respect to which the aggregate ownership described in Section 7.16(e) equals or exceeds ten percent (10.0%), shall be treated as a Disqualified Constructive Owner for the period beginning on the first date that the aggregate ownership described in Section 7.16(e) first came to equal or exceed ten percent (10.0%) or, if later, the first day of the first year in which amounts received by the Trust with respect to Real Property rented by such Related Party Tenant exceeded the De Minimis Level. If the aggregate Constructive Ownership of the remaining Constructive Owners continues to equal or exceed ten percent (10.0%), then the process described in this Section 7.16(e)(ii) shall be repeated.

(iii)         Acquisitions During Notice Periods. If the Related Party Tenant is a Designated Tenant and the aggregate Constructive Ownership described in Section 7.16(e) equals or exceeds ten percent (10.0%) as a result of increases in Constructive Ownership taking place during the notice periods described in Section 7.16(a) or Section 7.16(b), then the then Excepted Holder(s) that Constructively Owns an interest in the relevant Securities, assets, or net profits of the Designated Tenant and that was the last such Constructive Owner to (A) become an Constructive Owner or (B) have an increase in its Constructive Ownership of such feature of the Designated Tenant shall be treated as a Disqualified Constructive Owner for the period beginning on the first date that the aggregate ownership described in Section 7.16(e) first came to equal or exceed ten percent (10.0%) or, if later, the first day of the first year in which amounts received by the Trust with respect to Real Property rented by such Related Party Tenant exceeded the De Minimis Level. If excess aggregate Constructive Ownership continues to exist, then the process described in this subsection shall be repeated.

(iv)           Effect of Becoming a Disqualified Constructive Owner.  If an Excepted Holder becomes a Disqualified Constructive Owner, the Shares owned or Constructively Owned by such Disqualified Constructive Owner in excess of the Ownership Limit shall, subject to Section 7.10(h), immediately become Excess Shares.

(f)         Modifications or Amendments to This Article VII. The Board, or a duly authorized committee thereof, may, on a prospective basis, amend or modify the Constructive Ownership thresholds described in Section 7.16(a) and Section 7.16(d), the De Minimis Level described in Section 7.16(e), and the definition of Ownership Limit at Section 1.1 without the prior approval or consent of the Shareholders.  Furthermore, the Board, or a duly authorized committee thereof, may amend any provision of this ARTICLE VII to update, correct, or modify cross-references to Code sections or sections of this Declaration without the prior approval or consent of the Shareholders.

(g)         Determination of Voting Power. The outstanding voting power of a corporate Tenant shall be determined for purposes of this Section 7.16 in the manner in which such is determined for purposes of Code Section 856(d)(2) or any successor section.

(h)              Legend and Share Certificates.  Each certificate, if any, for Shares of the Trust shall bear a legend summarizing the restrictions on transfer and ownership contained in this ARTICLE VII. Instead of a legend, the certificate, if any, may state that the Trust (or its duly authorized agent) will furnish a full statement or summary about certain restrictions on Share transferability and ownership to a Shareholder on request and without charge. Certificates, if any, for Securities of the Trust shall be issued in a manner prescribed by the Trust’s Bylaws. Certificates for outstanding Securities that exist and were issued prior to the effective date of this Declaration shall not be considered invalid or defective simply because they lack the legend or statement required by this subsection.

ARTICLE VIII

SHAREHOLDERS

SECTION 8.1    Meetings of Shareholders.  There shall be an annual meeting of Shareholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws at which one or more Trustees shall be elected, if required, and any other proper business may be conducted. Except as otherwise provided in this Declaration, special meetings of Shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the Trust shall, in the manner prescribed in the Bylaws, promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

SECTION 8.2    Authority for Written Shareholder Action.  Any Shareholder vote required by law, this Declaration, the Bylaws, or the Trust’s policies to occur at a duly called annual or special meeting of Shareholders, may be accomplished by a consent in writing of such Shareholders completed in compliance with applicable law, the Bylaws, and this Declaration.

SECTION 8.3     Process for Completing Written Shareholder Consents.  Any vote or action of Shareholders taken without a meeting shall be taken by a written consent(s) completed in accordance with the Bylaws and this Declaration.  The consent must be unanimous and (a) be given in writing or by electronic transmission by each Shareholder entitled to vote on the matter that is the subject of the consent, (b) set forth the action to be taken, (c) be signed by all Shareholders entitled to vote on the matter that is the subject of the consent, and (d) shall be delivered to the Secretary of the Trust at its principal place of business by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each Shareholder who signs the consent. No written consent shall be effective to take the action referred to therein unless, within sixty (60) days of the earliest dated consent, the consent is delivered to the Trust with the number of signatures from Shareholders required by this section.

SECTION 8.4     Voting Rights of Shareholders.  Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees as provided in Sections 3.2, 3.3, and 8.1, (b) amendment of this Declaration as provided in Sections 10.1(a) or 9.1, (c) termination of the Trust as provided in Section 11.2(a), (d) reorganization of the Trust as provided in Section 10.2, (e) merger or consolidation of the Trust, or the sale or disposition of substantially all of the Trust Property, as provided in Section 10.2, and (f) such other matters with respect to which the Board shall have adopted by resolution(s) declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Unless otherwise provided herein, the submission to the Shareholders of any action, issue, or matter pertaining to the Trust for their consideration shall first be recommended, deemed advisable, and approved by the Board prior to the action, issue, or matter being submitted to the Shareholders for a vote.  Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board or the Trust.

ARTICLE IX

LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS AND TRANSACTIONS BETWEEN THEM AND THE TRUST

SECTION 9.1    Limitation of Shareholder Liability.  Except as otherwise provided herein, no Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of such Person being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the Trust. The limitation of Shareholder liability described in this Section shall not be construed to exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation and as approved by the Board even though not specifically provided herein; provided, however, that the Trust shall have no liability to reimburse Shareholders for taxes assessed against them by reason of their ownership of Securities of the Trust, nor for any losses suffered by reason of changes in the market value of the Securities of the Trust.

SECTION 9.2    Limitation of Trustee and Officer Liability.  To the maximum extent that Maryland law, in effect from time to time, permits limitation of the liability of the trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages or any other monetary remedy except as stated herein. Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Declaration inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active or deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

SECTION 9.3    Express Exculpatory Clauses in Instruments.  Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any money or claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

SECTION 9.4    Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Trustee or officer of the Trust and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other entity, or enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity.  The Trust may, with the approval of its Board or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.  The indemnification and payment of expenses provided in this Declaration shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise. Neither the amendment nor repeal of this section, nor the adoption or amendment of any other provision of this Declaration or the Trust’s Bylaws inconsistent with this section, shall apply to or affect in any respect the applicability of this section with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 9.5    Transactions Between the Trust and its Trustees, Officers, Employees and Agents.  Subject to any express restrictions or requirements in this Declaration or adopted by the Board (or a duly authorized committee thereof) in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, without limitation for the purchase, sale, leasing or encumbrance of property or borrowing or lending money or for any type of services, including those in connection with underwriting or the offer or sale of Securities of the Trust) with any Person, including any Trustee, officer, employee or agent of the Trust or any Person Affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a material financial interest in such transaction.

ARTICLE X

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 10.1  Amendment.

(a)           Unless otherwise stated herein, this Declaration may be amended only following the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon, except that Sections 7.9(a)(i), 7.9(a)(ii), 10.2, and this subsection may be amended only following the affirmative vote of not less than two-thirds of the Shares then outstanding and entitled to vote.

(b)           Notwithstanding any other provision of this Declaration, the Board, by a two-thirds vote, may amend any provision of this Declaration, from time to time and without the prior approval of the Shareholders, to enable the Trust to qualify as a real estate investment trust under the REIT Provisions of the Code or under Title 8.

(c)           An amendment to this Declaration shall become effective as provided in Section 12.5.

(d)           This Declaration may not be amended except as provided in this Section 10.1.

SECTION 10.2    Merger, Consolidation, Sale of Assets, and Reorganization.  Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power to (a) cause the organization or formation of a corporation, association, trust or other organization or entity to acquire all or substantially all of the Trust Property and carry on the affairs of the Trust, (b) merge the Trust into, or sell, convey and transfer the Trust Property to, any such corporation, association, trust or other entity or organization in exchange for Securities thereof or beneficial interest therein, (c) sell, lease, exchange, or otherwise transfer all or substantially all of the Trust Property to any such corporation, association, trust or other entity or organization, or (d) consolidate the Trust with one or more other entities or organizations into a new entity or organization; provided that the Board in proposing such action described in (a), (b), (c), or (d) adopt one or more resolutions, by a majority vote of the Board’s disinterested Trustees, that declares the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution(s), and direct that the proposed transaction be submitted for consideration and a vote by the Shareholders. In order for any of the aforementioned transactions to be consummated, such transaction must be approved, at a duly called meeting of the Shareholders, by not less than (i) two-thirds, if the Trust is not the surviving entity or will not continue as an operating entity in any such merger, reorganization, consolidation or in the event of a proposed sale, lease, exchange, or disposition, or otherwise transfer of all or substantially all of the Trust Property, or (ii) a majority, in all other cases, of the Shares then outstanding and entitled to vote thereon.

A vote of the Shareholders shall not be required for the merger or consolidation into the Trust of any entity in which the Trust owns ninety percent (90%) or more of the entire equity interests in such entity, subject to the conditions and rights set forth in Section 8-501.1(c)(4) of the Maryland REIT Law, as amended and any successor provisions.

A vote of the Shareholders as described in this section shall not be required if (A) the Trust is the successor in the merger, (B) the merger does not reclassify or change the outstanding Shares of the Trust immediately before the merger becomes effective or otherwise amend the Declaration and the number of Shares of each class or series outstanding immediately after the effective time of the merger, and (C) does not increase by more than twenty percent (20%), the number of Shares of the same class or series outstanding immediately before the merger becomes effective.

ARTICLE XI

DURATION AND TERMINATION OF TRUST

SECTION 11.1     Duration of Trust.  The Trust shall continue perpetually unless terminated pursuant to Section 11.2 or pursuant to any applicable provision of Title 8, as amended and any successor or other provisions.

SECTION 11.2      Termination of Trust.

(a)           Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may be terminated at any meeting of Shareholders called for that purpose, by the affirmative vote of the holders or not less than two-thirds of the Shares outstanding and entitled to vote. Upon the termination of the Trust:

(i)           The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)           The Board shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets (including any outstanding receivables), sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, Securities or other property of any kind, discharge or pay the Trust’s liabilities and do all other acts appropriate to liquidate its business.  The Board may appoint any senior executive officer of the Trust (or any of its Affiliates) or any other person unaffiliated with the Trust to supervise the winding up of the affairs of the Trust and delegate to such officer or such person any or all powers of the Board in this regard.

(iii)           After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for the protection of the Trust, the Board, or its designee or appointee, may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights, so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares (other than Common Shares) at the time outstanding shall be entitled, the remaining Trust Property available for payment and distribution to Shareholders shall, subject to any participating or similar rights of Shares (other than Common Shares) at the time outstanding, be distributed ratably among the holders of Common Shares then outstanding.

(b)           After termination of the Trust, the liquidation of its business and the distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Shareholders shall cease.

ARTICLE XII

MISCELLANEOUS

SECTION 12.1   Governing Law.  The rights of all parties and the validity, construction and effect of every provision of this Declaration shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

SECTION 12.2   Reliance by Third Parties.  Any certificate shall be final and conclusive as to any Persons dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or Shareholders, (b) the due authorization of the execution of any document, (c) the action or vote taken, and the existence of a quorum, at a meeting of Trustees or Shareholders, (d) a copy of this Declaration or of the Bylaws as a true and complete copy as then in force, (e) any amendment to this Declaration, (f) the termination of the Trust, or (g) the existence of any fact or facts that relate to the affairs, business and operations of the Trust. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Board or by any officer, employee or agent of the Trust.

SECTION 12.3    Provisions in Conflict with Law or Regulations.

(a)           The provisions of the Declaration are severable, and if the Board shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the REIT Provisions of the Code, Title 8, or other applicable federal or state laws, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration, even without any amendment of this Declaration pursuant to Section 10.1 or any other provision of this Declaration pertaining to its amendment; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination.

(b)           If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

SECTION 12.4    Construction.  In this Declaration, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration. In defining or interpreting the powers and duties of the Trust and its Board and officers, reference may be made, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

SECTION 12.5    Recordation.  This Declaration and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record this Declaration or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of this Declaration or any amendment hereto. A restated Declaration shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

SECTION 12.6    Waiver of Notice.  Whenever any notice is required to be given pursuant to this Declaration or the Trust’s Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute.  The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

SECTION 12.7    Costs and Expenses.  In addition to, and as further clarification of each shareholder’s obligation to indemnify and hold the Trust harmless from and against all costs, expenses, penalties, fines and other amounts, including, without limitation, attorneys’ and other professional fees, whether third party or internal, arising from such shareholder’s violation of any provision of  ARTICLE VII of the Declaration, to the fullest extent permitted by law, each shareholder will be liable to the Trust (and any subsidiaries or affiliates thereof) for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including, without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from such shareholder’s breach of or failure to fully comply with any covenant, condition or provision of ARTICLE VII or any action by or against the Trust (or any subsidiaries or affiliates thereof) in which such Shareholder is not the prevailing party, and shall pay such amounts to such indemnitee on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust’s highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

THIRD: The amended and restated ownership restrictions and limitations pertaining to the Trust’s issued and outstanding shares are in Article VII of the Declaration.

FOURTH: The foregoing Declaration has been duly authorized and approved by the Trust’s Board of Trustees and approved by the Trust’s shareholders in a manner and by the vote required by law.

FIFTH: The current address of the principal office of the Trust is set forth in Article II of the foregoing Declaration.

SIXTH:  The number of trustees of the Trust and the names of those currently in office are as set forth in Article III of the foregoing Declaration.

SEVENTH:  Except as stated herein and as set forth in the Declaration, these Articles of Amendment and Restatement have not changed the information required by subsection (b)(2)(i) of Section 2-607 of the Maryland General Corporation Law.

IN WITNESS WHEREOF, the Trust has caused these Articles of Amendment and Restatement of Declaration of Trust to be signed in its name and on its behalf by its President and Chief Operating Officer and attested to by its Secretary on this day of ____ day of _____, 20__.

ATTEST	GLIMCHER REALTY TRUST

By: _______________________________ George A. Schmidt Executive Vice President of Development, General Counsel and Secretary	By:_______________________________ Marshall A. Loeb President and Chief Operating Officer

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EXHIBIT A

DESIGNATION OF THE PREFERENCES
AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS
TO SERIES F CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST OF GLIMCHER REALTY TRUST

The Series F Preferred Shares shall have the following designations, preferences, rights, powers and duties:

A.           Certain Definitions.

Unless the context otherwise requires, the terms defined in this paragraph (A) shall have, for all purposes of the provisions of the Declaration of Trust as currently in effect in respect of the Series F Preferred Shares, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Common Equity. The term “Common Equity” shall mean all shares now or hereafter authorized of any class of common shares of beneficial interest of the Company, including the Common Shares, and any other shares of beneficial interest of the Company, howsoever designated, which has the right (subject always to prior rights of any class or series of preferred shares of beneficial interest) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

Common Shares. The term “Common Shares” shall mean the Common Shares of Beneficial Interest, $.01 par value per share, of the Company.

Company.  The term “Company” shall mean Glimcher Realty Trust, a real estate investment trust organized and existing under the laws of the State of Maryland.

Distribution Payment Date. The term “Distribution Payment Date” shall have the meaning set forth in subparagraph (2) of paragraph (B) below.

Distribution Period. The term “Distribution Period” shall mean the period from, and including, the Initial Issue Date to, but not including, the first Distribution Payment Date and thereafter, each quarterly period from, and including, the Distribution Payment Date to, but not including, the next Distribution Payment Date.

Distribution Record Date. The term “Distribution Record Date” shall mean the date designated by the Board of Trustees of the Company at the time a distribution is declared, provided, however, that such Distribution Record Date shall be not more than 60 days nor less than 10 days prior to such Distribution Payment Date.

Junior Shares. The term “Junior Shares” shall mean, as the case may be, (i) the Common Equity and any other class or series of shares of beneficial interest of the Company which is not entitled to receive any distributions in any Distribution Period unless all distributions required to have been paid or declared and set apart for payment on the Series F Preferred Shares shall have been so paid or declared and set apart for payment and (ii) the Common Equity and any other class or series of shares of beneficial interest of the Company which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series F Preferred Shares shall have received the entire amount to which such Series F Preferred Shares is entitled upon such liquidation, dissolution or winding up.

Liquidation Preference. The term “Liquidation Preference” shall mean $25.00 per share.

Operating Partnership. The term “Operating Partnership” shall mean Glimcher Properties Limited Partnership, a Delaware limited partnership.

Exhibit A to Second Amended & Restated Declaration of Trust

Original Issue Date. The term “Original Issue Date” shall mean the date that Series F Preferred Shares are first issued by the Company.

Parity Shares. The term “Parity Shares” shall mean, as the case may be, (i) any class or series of shares of beneficial interest of the Company which is entitled to receive payment of distributions on a parity with the Series F Preferred Shares or (ii) any class or series of shares of beneficial interest of the Company which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company on a parity with the Series F Preferred

Shares. The term “Parity Shares” shall include the Series B Preferred Shares.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust classified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter which participates in a public offering of the Series F Preferred Shares, provided that such ownership by such underwriter would not result in the Company being “closely held” within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

Preferential Distribution Non-Payment. The term “Preferential Distribution Non-Payment” shall have the meaning set forth in subparagraph (2) of paragraph (E) below.

Preferred Shares Trustee. The term “Preferred Shares Trustee” shall have the meaning set forth in subparagraph (2) of paragraph (E) below.

Redemption Date. The term “Redemption Date” shall have the meaning set forth in subparagraph (2) of paragraph (D) below.

Redemption Price. The term “Redemption Price” shall mean a price per Series F Preferred Share equal to $25.00 together with accrued and unpaid distributions, if any, thereon to the Redemption Date, without interest.

Redemption Record Date. The term “Redemption Record Date” shall mean the date designated by the Board of Trustees of the Company for redemption of Series F Preferred Shares, provided, however, that such Redemption Record Date shall be not more than 90 days nor less than 30 days prior to such Redemption Date.

REIT. The term “REIT” shall mean a real estate investment trust under Section 856 of the Code.

Senior Shares. The term “Senior Shares” shall mean, as the case may be, (i)any class or series of shares of beneficial interest of the Company ranking senior to the Series F Preferred Shares in respect of the right to receive distributions or (ii) any class or series of shares of beneficial interest of the Company ranking senior to the Series F Preferred Shares in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company.

Shares. The term “Shares” shall mean transferable shares of beneficial interest of the Company of any class or series

B.           Distributions.

1.           The record holders of Series F Preferred Shares shall be entitled to receive cash distributions, when, as and if authorized by the Board of Trustees and declared by the Company, out of assets legally available for payment of distributions. Such distributions shall be payable quarterly by the Company in cash at a rate of 8.75% of the Liquidation Preference per annum (equivalent to $2.1875 per Series F Preferred Share per annum).

Exhibit A to Second Amended & Restated Declaration of Trust

2.           Distributions on Series F Preferred Shares shall accrue and be cumulative from the Original Issue Date. Distributions shall be payable quarterly in arrears when, as and if authorized by the Board of Trustees of the Company on the 15th day of January, April, July and October of each year (each, a “Distribution Payment Date”), commencing on the Business Day succeeding October 15, 2003. If any Distribution Payment Date occurs on a day that is not a Business Day, any accrued distributions otherwise payable on such Distribution Payment Date shall be paid on the next succeeding Business Day. The amount of distributions payable on Series F Preferred Shares for each full Distribution Period shall be computed by dividing by four the annual distribution rate set forth in subparagraph (1) of this paragraph (B) above. Distributions payable in respect of any Distribution Period which is less than a full Distribution Period in length will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions shall be paid to the holders of record of the Series F Preferred Shares as their names shall appear on the share records of the Company at the close of business on the Distribution Record Date for such distribution. Distributions in respect of any past Distribution Periods that are in arrears may be declared and paid at any time to holders of record on the Distribution Record Date therefor. Any distribution payment made on Series F Preferred Shares shall be first credited against the earliest accrued but unpaid distribution due which remains payable. The Series F Preferred Shares rank on a parity with the Series B Preferred Shares, as to distributions in the manner and to the extent provided herein

3.           If any Series F Preferred Shares are outstanding, no distributions (other than in Junior Shares) shall be authorized or paid or set apart for payment on any other class or series of Junior Shares or Parity Shares for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Shares for all past Distribution Periods and the then current Distribution Period. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series F Preferred Shares and any other class or series of Preferred Shares ranking on a parity as to distributions with the Series F Preferred Shares, all distributions authorized upon the Series F Preferred Shares and any other such class or series of Preferred Shares shall be authorized pro rata so that the amount of distributions authorized per share on the Series F Preferred Shares and such class or series of Shares shall in all cases bear to each other the same ratio that accrued and unpaid distributions per share on the Series F Preferred Shares and such class or series of Shares bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series F Preferred Shares which may be in arrears.

4.           Unless full cumulative distributions on the Series F Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past Distribution Periods and the then current Distribution Period, no Junior Shares or Parity Shares shall be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such shares) by the Company (except by conversion into or exchange for other Junior Shares).

5.           Notwithstanding anything contained herein to the contrary, no distributions on Series F Preferred Shares shall be authorized by the Board of Trustees of the Company or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent such authorization, payment or setting apart for payment shall be restricted or prohibited by law.

6.           Notwithstanding anything contained herein to the contrary, distributions on the Series F Preferred Shares, if not paid on the applicable Distribution Payment Date, will accrue without interest whether or not any agreement of the Company prohibits payment of such distributions, whether or not distributions are authorized for such Distribution Payment Date, whether or not the Company has earnings and whether or not there are assets legally available for the payment of such distributions.

7.           If the Board of Trustees determines that it is permissible under applicable law and that the distributions will qualify for the dividends paid deduction (within the meaning of Sections 561 and 562 of the Code or any successor provisions thereto), such distributions shall be paid as follows: first, from income of the Company other than net capital gains, and the balance, if any, from net capital gains of the Company. If the Board of Trustees determines, in its sole discretion, that distributions to be paid in accordance with the preceding sentence might not qualify for such dividends paid deduction, or might not be permissible under applicable law, then such distributions shall be paid in a manner determined by the Board of Trustees.

Exhibit A to Second Amended & Restated Declaration of Trust

8.           If, for any taxable year, the Company elects to designate as “capital gain dividends” (as defined in Section 857 of the Code or any successor revenue code or section) any portion (the “Capital Gains Amount”) of the total dividends (as determined for United States federal income tax purposes) paid or made available for such taxable year to holders of all classes and series of Shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to holders of Series F Preferred Shares shall be in the same proportion that the Total Dividends paid or made available to the holders of Series F Preferred Shares for such taxable year bears to the Total Dividends for such taxable year made with respect to all classes or series of Shares outstanding.

C.           Distributions Upon Liquidation, Dissolution or Winding Up.

1.           Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, subject to the prior preferences and other rights of any Senior Shares as to liquidation preferences, but before any distribution or payment shall be made to the holders of any Junior Shares as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company, the holders of Series F Preferred Shares shall be entitled to receive out of the assets of the Company legally available for distribution to its shareholders liquidating distributions in cash or property at its fair market value as determined by the Board of Trustees in the amount of the Liquidation Preference per share plus an amount equal to all distributions accrued and unpaid thereon (whether or not declared) to the date of such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series F Preferred Shares will have no right or claim to any of the remaining assets of the Company and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Company.

2.           In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the legally available assets of the Company are insufficient to pay the amount of the Liquidation Preference per share plus an amount equal to all distributions accrued and unpaid on the Series F Preferred Shares and the corresponding amounts payable on all shares of Parity Shares as to the distribution of assets upon liquidation, dissolution or winding up, then the holders of the Series F Preferred Shares and all such Parity Shares shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled. The Series F Preferred Shares rank on a parity with the Series B Preferred Shares as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company. Neither the consolidation or merger of the Company into or with another entity nor the dissolution, liquidation, winding up or reorganization of the Company immediately followed by incorporation of another corporation to which such assets are distributed, nor the sale, lease, transfer or conveyance of all or substantially all of the assets of the Company to another entity shall be deemed a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this paragraph (C); provided that, in each case, effective provision is made in the charter of the resulting or surviving entity or otherwise for the recognition, preservation and protection of the rights of the holders of the Series F Preferred Shares.

3.           In determining whether a distribution by dividend, redemption or other acquisition of Shares or otherwise is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

D.           Redemption by the Company.

1.           The Series F Preferred Shares may be redeemed for cash, in whole or from time to time in part, on any date on or after August 25, 2008 as fixed by the Board of Trustees of the Company at the Redemption Price.

2.           Each date fixed for redemption pursuant to subparagraph (1) of this paragraph (D) is called a “Redemption Date”. If the Redemption Date is after a Distribution Record Date and before the related Distribution Payment Date, the distribution payable on such Distribution Payment Date shall be paid to the holder in whose name the Series F Preferred Shares to be redeemed are registered at the close of business on such Distribution Record Date notwithstanding the redemption thereof between such Distribution Record Date and the related Distribution Payment Date or the Company’s default in the payment of the distribution.

3.           In case of redemption of less than all of the Series F Preferred Shares at the time outstanding, the shares to be redeemed shall be selected by the Company pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Board of Trustees.  In order to facilitate the redemption of Series F Preferred Shares, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 90 days prior to the date fixed for such redemption.

Exhibit A to Second Amended & Restated Declaration of Trust

4.           Notice of any redemption will be given by publication in a newspaper of general circulation in The City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 90 days prior to the Redemption Date. A similar notice will be mailed by the Company, postage prepaid, not less than 30 nor more than 90 days prior to the Redemption Date, addressed to the respective holders of record of the Series F Preferred Shares to be redeemed at their respective addressees as they appear on the share transfer records of the Company.  No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series F Preferred Shares except as to any holder to whom the Company has failed to give notice or except as to any holder to whom notice was defective.  In addition to any information required by law or by the applicable rules of any exchange upon which Series F Preferred Shares may be listed or admitted to trading, such notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of Series F Preferred Shares to be redeemed and, if less than all shares held by the particular holder are to be redeemed, the number of Series F Preferred Shares to be redeemed from such holder; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that distributions on the shares to be redeemed will cease to accrue on the Redemption Date.

5.           If notice has been mailed in accordance with subparagraph (4) of this paragraph (D), and such notice provides that on or before the Redemption Date specified therein all funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, distributions on the Series F Preferred Shares so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of Series F Preferred Shares, and all rights of the holders thereof as shareholders of the Company (except the right to receive from the Company the Redemption Price) shall cease.  Upon surrender, in accordance with said notice, of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the Redemption Price. In case fewer than all the shares evidenced by any such certificate are redeemed, a new certificate or certificates shall be issued evidencing the unredeemed shares without cost to the holder thereof.

6.           Any funds deposited with a bank or trust company for the purpose of redeeming Series F Preferred Shares shall be irrevocable except that:

a.
the Company shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

b.
any balance of monies so deposited by the Company and unclaimed by the holders of the Series F Preferred Shares entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Company, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for payment without interest or other earnings.

7.           No Series F Preferred Shares may be redeemed except with assets legally available for the payment of the Redemption Price.

8.           Unless full cumulative distributions on all Series F Preferred Shares shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past Distribution Periods and the then current Distribution Period, no Series F Preferred Shares shall be redeemed unless all outstanding Series F Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase or acquisition of Series F Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series F Preferred Shares, provided further, however, that the foregoing shall not prevent the purchase or acquisition of Series F Preferred Shares from persons owning in the aggregate 8.0% or more of the lesser of the number or value of the total outstanding shares of beneficial interest of the Company or 9.9% or more of the lesser of the number or value of the total outstanding Series F Preferred Shares pursuant to provisions of the Declaration of Trust and the provisions set forth herein. Unless full cumulative distributions on all outstanding Series F Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past Distribution Periods and the then current Distribution Period, the Company shall not purchase or otherwise acquire directly or indirectly any Series F Preferred Shares (except by conversion into or exchange for shares of the Company ranking junior to the Series F Preferred Shares as to distributions and upon liquidation, dissolution or winding up of the affairs of the Company).

Exhibit A to Second Amended & Restated Declaration of Trust

9.           All Series F Preferred Shares redeemed pursuant to this paragraph (D) shall be retired and shall be reclassified as authorized and unissued preferred shares, without designation as to class or series, and may thereafter be reissued as any class or series of preferred shares.

E.           Voting Rights.

1.           The holders of Series F Preferred Shares shall not be entitled to vote on any matter except (i) as provided in paragraph (H) or (ii) as provided in subparagraph (2) of this paragraph (E).

2.           In the event the Company shall have failed to authorize and pay or set apart for payment in full the distributions accumulated on the outstanding Series F Preferred Shares for any six or more quarterly Distribution Periods, regardless of whether such quarterly periods are consecutive (a “Preferential Distribution Non-Payment”), the number of trustees of the Company shall be increased by two and the holders of the outstanding Series F Preferred Shares, voting together as a class with all other classes or series of preferred shares  of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights and then entitled to vote on the election of such additional two trustees, shall be entitled to elect such two additional trustees until the full distributions accumulated for the past distribution periods and the then current distribution period on all outstanding Series F Preferred Shares have been authorized and paid or set apart for payment. Upon the occurrence of a Preferential Distribution Non-Payment or a vacancy in the office of a Preferred Shares Trustee (as defined below), the Board of Trustees may, and upon the written request of the holders of record of not less than 20% of the holders of the Series F Preferred Shares and all holders of other classes or series of preferred shares of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights who are then entitled to vote on the election of such additional trustee or trustees shall call a special meeting of such holders for the purpose of electing the additional trustee or trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Company, provided that the Company shall not be required to call such a special meeting if such request is received less than 90 days before the date fixed for the next ensuing annual meeting of shareholders of the Company and all holders of the Series F Preferred Shares and shares of any other class or series of preferred shares of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights are afforded the opportunity to elect such additional trustee or trustees (or fill any vacancy) at such annual meeting of shareholders.

If and when all accumulated distributions on the Series F Preferred Shares have been authorized and paid or set aside for payment in full, the holders of the Series F Preferred Shares shall be divested of the special voting rights provided by this subparagraph (2) of paragraph (E), subject to revesting in the event of each and every subsequent Preferential Distribution Non-Payment. Upon termination of such special voting rights attributable to all holders of the Series F Preferred Shares and shares of any other class or series of preferred shares of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights, the term of office of each trustee elected by the holders of the Series F Preferred Shares and such parity preferred shares (a “Preferred Shares Trustee”) pursuant to such special voting rights shall forthwith terminate and the number of trustees constituting the entire Board of Trustees shall be reduced by the number of Preferred Shares Trustees. Any Preferred Shares Trustee may be removed only by the vote of the holders of record of a majority of the outstanding Series F Preferred Shares and all other series of preferred shares of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights who would then be entitled to vote in such Preferred Shares Trustee’s election, voting together as a separate class, at a meeting called for such purpose.

3.           So long as any Series F Preferred Shares are outstanding, the number of trustees constituting the entire Board of Trustees of the Company shall at all times be such that the exercise, by the holders of the Series F Preferred Shares and the holders of preferred shares of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights, of the right to elect trustees under the circumstances provided for in subparagraph (2) of this paragraph (E) will not contravene any provision of the Declaration of Trust restricting the number of trustees which may constitute the entire Board of Trustees.

Exhibit A to Second Amended & Restated Declaration of Trust

4.           Trustees elected pursuant to subparagraph (2) of this paragraph (E) shall serve until the earlier of (x) the next annual meeting of the shareholders of the Company and the election (by the holders of the Series F Preferred Shares and the holders of preferred shares of the Company ranking on a parity with the Series F Preferred Shares with respect to distribution rights) and qualification of their respective successors or (y) the termination of the term of office of each Preferred Shares Trustee upon the termination of the special voting rights as provided for in subparagraph (2) of this paragraph (E) or as otherwise provided for in subparagraph (2) of this paragraph (E).

5.           So long as a Preferential Distribution Non-Payment shall continue, any vacancy in the office of a Preferred Shares Trustee may be filled by vote of the holders of record of a majority of the outstanding Series F Preferred Shares and all other series of preferred shares ranking on a parity with the Series F Preferred Shares with respect to distribution rights who are then entitled to vote in the election of such Preferred Shares Trustee as provided above. As long as the Preferential Distribution Non-Payment shall continue, holders of the Series F Preferred Shares shall not, as such shareholders, be entitled to vote on the election or removal of trustees other than Preferred Shares Trustees, but shall not be divested of any other voting rights provided to such shareholders as set forth herein.

F.           Trustees’ Right to Refuse to Transfer Series F Preferred Shares; Limitation on Holdings.

1.           The terms and provisions of this paragraph (F) shall apply in addition to, and not in limitation of, the terms and provisions of Section 7.9 of the Declaration of Trust.

2.           Each Person who owns directly or indirectly more than 5.0% in number or value of the total Series F Preferred Shares outstanding shall, by January 30 of each year, give written notice to the Company stating the Person’s name and address, the number of Series F Preferred Shares directly or indirectly owned by such Person, and a description of the capacity in which such Series F Preferred Shares are held.  The number and value of the total Series F Preferred Shares outstanding shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereunder. In addition, each direct or indirect holder of Series F Preferred Shares, irrespective of such shareholder’s percentage ownership of outstanding Series F Preferred Shares, shall upon demand disclose to the Company in writing such information with respect to the direct or indirect ownership of Series F Preferred Shares as the Board of Trustees deems necessary from time to time to enable the Board of Trustees to determine whether the Company complies with the REIT Provisions of the Code (as defined in Section 1.1 of the Declaration of Trust), to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance or to determine any such compliance with this paragraph (F).

3.           If, in the opinion of the Board of Trustees, which shall be binding upon any prospective acquiror of Series F Preferred Shares, any proposed transfer or issuance would jeopardize the status of the Company as a REIT under the REIT Provisions of the Code, the Board of Trustees shall have the right, but not the duty, to refuse to permit such transfer or issuance or refuse to give effect to such transfer or issuance and to take any action to void any such issuance or cause any such transfer not to occur.

4.           As a condition to any transfer and/or registration of transfer on the books of the Company of any Series F Preferred Shares which could result in direct or indirect ownership of Series F Preferred Shares exceeding 9.9% of the lesser of the number or the value of the total Series F Preferred Shares outstanding (the “Series F Excess Preferred Shares”) by a Person other than a Series F Preferred Excepted Person (as defined in subparagraph (5) below), such prospective transferee shall give written notice to the Company of the proposed transfer and shall furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the Board of Trustees no later than the 15th day prior to any transfer which, if consummated, would result in such ownership.

5.           Any transfer or issuance of Series F Preferred Shares that would (i) create a direct or indirect owner of Series F Excess Preferred Shares other than a Series F Preferred Excepted Person (as defined below) or (ii) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, shall be void ab initio and the prospective acquiror shall not be entitled to any rights afforded to owners of Series F Preferred Shares hereunder and shall be deemed never to have had an interest therein. “Series F Preferred Excepted Person” shall mean any Person approved by the Board of Trustees, at their option and in their sole discretion, provided, however, that such approval shall not be granted to any Person whose ownership of in excess of 9.9% of the lesser of the number or the value of the total Series F Preferred Shares outstanding would result, directly, indirectly or as a result of attribution of ownership, in termination of the status of the Company as a REIT under the REIT Provisions of the Code.

Exhibit A to Second Amended & Restated Declaration of Trust

6.           The Company, by notice to the holder thereof which shall be binding upon any proposed transferee of Series F Preferred Shares, may purchase any or all Series F Preferred Shares that are proposed to be transferred pursuant to a transfer which, in the opinion of the Board of Trustees, would result in any Person acquiring Series F Excess Preferred Shares, or would otherwise jeopardize the status of the Company as a real estate investment trust under the REIT Provisions of the Code.  The purchase price for any Series F Excess Preferred Shares to be transferred shall be equal to the fair market value of the Series F Preferred Shares on the last trading day immediately preceding the day on which notice of such proposed transfer is sent, as reflected in the closing sale price for the Series F Preferred Shares, if then listed on a national securities exchange, or such price for the Series F Preferred Shares on the principal exchange if then listed on more than one national securities exchange, or if the Series F Preferred Shares are not then listed on a national securities exchange, the latest bid quotation for the Series F Preferred Shares if then traded over-the-counter, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the fair market value of such Series F Preferred Shares as determined by the Board of Trustees in good faith. Prompt payment of the purchase price shall be made in cash by the Company in such manner as may be determined by the Board of Trustees. From and after the date fixed for purchase by the Board of Trustees, and so long as payment of the purchase price for the Series F Preferred Shares to be so redeemed shall have been made or duly provided for, the holder of any Series F Excess Preferred Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Series F Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid.  Any dividend or distribution paid to a proposed transferee of Series F Excess Preferred Shares prior to the discovery by the Company that the Series F Preferred Shares have been transferred in violation of this paragraph (F) shall be repaid to the Company upon demand. The rights granted to the Company in this subparagraph (6) shall not limit the effect of, restrictions in, or rights of the Company or the Board of Trustees under, any other provision of this paragraph (F).

7.           Notwithstanding any other provision set forth herein, the Declaration of Trust or the Company’s Bylaws, subparagraphs (5), (6), (7) and (8) of this paragraph (F) may not be amended or repealed without the affirmative vote of the holders of not less than two-thirds of the Series F Preferred Shares then outstanding and entitled to vote. If subparagraph (5), (6), (7) or (8) of this paragraph (F) is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the acquiror of Series F Preferred Shares in violation of such sections shall be deemed, at the option of the Company, to have acted as agent on behalf of the Company in acquiring such Series F Preferred Shares on behalf of the Company.

8.           Subject to subparagraph (12), notwithstanding any other provision set forth herein to the contrary, any purported transfer, sale or acquisition of Series F Preferred Shares (whether such purported transfer, sale or acquisition results from the direct or indirect acquisition of ownership of Series F Preferred Shares) which would result in the termination of the status of the Company as a real estate investment trust under the REIT Provisions of the Code shall be null and void ab initio. Any such Series F Preferred Shares may be treated by the Board of Trustees in the manner prescribed for Series F Excess Preferred Shares in subparagraph (6) of this paragraph (F).

9.           Subject to subparagraphs (11) and (12), nothing contained in this paragraph (F) or in any other provision set forth herein shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Company and the interests of the shareholders by preservation of the Company’s status as a real estate investment trust under the REIT Provisions of the Code.

10.          Subject to subparagraph (11), if any provision of this paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this paragraph (F) may be inconsistent with any other provision set forth herein, this paragraph (F) shall be controlling.

11.           For purposes of the provisions set forth herein, Series F Preferred Shares not owned directly shall be deemed to be owned indirectly by a person if that person or a group of which he is a member would be the beneficial owner of such Series F Preferred Shares, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and/or would be considered to own such Series F Preferred Shares by reason of the REIT Provisions of the Code.

Exhibit A to Second Amended & Restated Declaration of Trust

12.           Notwithstanding any other provision of paragraph (F), nothing contained herein shall preclude the settlement of transactions entered into through the facilities of the New York Stock Exchange. The fact that the settlement of any transaction takes place or occurs shall not negate the effect of any other provision of this paragraph (F) and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this paragraph (F).

G.           Ranking.

With regard to rights to receive distributions and amounts payable upon liquidation, dissolution or winding up of the Company, the Series F Preferred Shares rank senior to the Common Shares and on a parity with (a) the Series B Preferred Shares in the manner and to the extent provided herein and (b) any other preferred shares issued by the Company, unless the terms of such other preferred shares provide otherwise and, if applicable, the requirements of paragraph (H) hereof have been complied with. However, the Company may authorize or increase the authorized amount of any class or series of shares of beneficial interest ranking on a parity with or junior to the Series F Preferred Shares as to distribution rights or liquidation preference without the vote or consent of the holders of the Series F Preferred Shares.

H.           Limitations.

So long as any Series F Preferred Shares are outstanding, the Company shall not without the affirmative vote, or the written consent, of the holders of at least two-thirds of the total number of outstanding Series F Preferred Shares, voting as a class:

1           authorize, create or issue, or increase the authorized or issued amount of any class or series of, or rights to subscribe to or acquire any security convertible into, any class or series of shares of beneficial interest ranking as to distribution rights or liquidation preference senior to the Series F Preferred Shares, or reclassify any shares of beneficial interest into any such shares; or

2.           amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Declaration of Trust that would change the preferences, rights or privileges with respect to the Series F Preferred Shares so as to affect the Series F Preferred Shares materially and adversely; but nothing herein contained shall require such a vote or consent (i) in connection with any increase in the total number of authorized Common Shares; (ii) in connection with the authorization or increase of any class or series of shares of beneficial interest ranking, as to distribution rights and liquidation preference, on a parity with or junior to the Series F Preferred Shares; (iii) in connection with any merger or consolidation in which the Company is the surviving entity if, immediately after the merger or consolidation, there are outstanding no shares of beneficial interest and no securities convertible into shares of beneficial interest ranking as to distribution rights or liquidation preference senior to the Series F Preferred Shares other than the securities of the Company outstanding prior to such merger or consolidation; (iv) in connection with any merger or consolidation in which the Company is not the surviving entity if, as a result of the merger or consolidation, the holders of Series F Preferred Shares receive shares of stock or beneficial interest or other equity securities with preferences, rights and privileges substantially identical to the preferences, rights and privileges of the Series F Preferred Shares and there are outstanding no shares of stock or beneficial interest or other equity securities of the surviving entity ranking as to distribution rights or liquidation preference senior to the Series F Preferred Shares other than the securities of the Company outstanding prior to such merger or consolidation; (v) in connection with any merger or consolidation in which the holders of the Series F Preferred Shares receive cash in an amount equal to or greater than the Liquidation Preference per share plus all distributions accrued and unpaid thereon (whether or not declared) to the date of such merger or consolidation or (vi) if, at or prior to the time when the issuance of any such shares ranking senior to the Series F Preferred Shares is to be made or any such change is to take effect, as the case may be, the Series F Preferred Shares have been called for redemption upon proper notice of redemption to occur within 90 days and sufficient funds have been irrevocably deposited in trust for the redemption of all the then outstanding Series F Preferred Shares, unless the Redemption Price of the Series F Preferred Shares (other than any portion thereof consisting of accrued and unpaid dividends) shall be paid solely from the sale proceeds of such shares ranking senior to the Series F Preferred Shares.

Exhibit A to Second Amended & Restated Declaration of Trust

I.           Exclusion of Other Rights.

The Series F Preferred Shares shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than expressly set forth in the Declaration of Trust.

J.           Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions

K.           Severability of Provisions.

If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series F Preferred Shares set forth in the Declaration of Trust is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of Series F Preferred Shares set forth in the Declaration of Trust which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series F Preferred Shares herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

L.           No Preemptive Rights.

No holder of Series F Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of beneficial interest of the Company (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of beneficial interest of the Company.

M.           Conversion.

The Series F Preferred Shares are not convertible into or exchangeable for any other property or securities of the Company.

* * * * *

(EXHIBIT A END)

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

Exhibit A to Second Amended & Restated Declaration of Trust

EXHIBIT B

DESIGNATION OF THE PREFERENCES
AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS
TO SERIES G CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST OF GLIMCHER REALTY TRUST

The Series G Preferred Shares shall have the following designations, preferences, rights, powers and duties:

A.           Certain Definitions.

Unless the context otherwise requires, the terms defined in this paragraph (A) shall have, for all purposes of the provisions of the Declaration of Trust as currently in effect in respect of the Series G Preferred Shares, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Change of Control.  The term “Change of Control” shall mean (i) the date a “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the ultimate “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all Voting Stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of Voting Stock representing more than 50% of the total voting power of the Company’s total Voting Stock; (ii) the date the Company sells, transfers or otherwise disposes of all or substantially all of its assets; or (iii) the date of the consummation of a merger or share exchange of the Company with another Person where the Company’s shareholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of all votes (without consideration of the rights of any class of shares to elect directors by a separate group vote) to which all shareholders of the Person issuing cash or securities in the merger or share exchange would be entitled in the election of directors, or where members of the Board of Trustees immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the board of directors of the Person issuing cash or securities in the merger or share exchange.

Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Common Equity.  The term “Common Equity” shall mean all shares now or hereafter authorized of any class of common shares of beneficial interest of the Company, including the Common Shares, and any other shares of beneficial interest of the Company, howsoever designated, which has the right (subject always to prior rights of any class or series of preferred shares of beneficial interest) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

Common Shares.  The term “Common Shares” shall mean the Common Shares of Beneficial Interest, $.01 par value per share, of the Company.

Company.  The term “Company” shall mean Glimcher Realty Trust, a real estate investment trust organized and existing under the laws of the State of Maryland.

Distribution Payment Date.  The term “Distribution Payment Date” shall have the meaning set forth in subparagraph (2) of paragraph (B) below.

Distribution Period.  The term “Distribution Period” shall mean the period from, and including, the Original Issue Date to, but not including, the first Distribution Payment Date and thereafter, each quarterly period from, and including, the Distribution Payment Date to, but not including, the next Distribution Payment Date.

Exhibit B to Second Amended & Restated Declaration of Trust

Distribution Rate.  The term “Distribution Rate” shall have the meaning set forth in subparagraph (1) of paragraph (B) below.

Distribution Record Date.  The term “Distribution Record Date” shall mean the date designated by the Board of Trustees of the Company at the time a distribution is declared, provided, however, that such Distribution Record Date shall be not more than 60 days nor less than 10 days prior to such Distribution Payment Date.

Exchange Act.  The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Junior Shares.  The term “Junior Shares” shall mean, as the case may be, (i) the Common Equity and any other class or series of shares of beneficial interest of the Company which is not entitled to receive any distributions in any Distribution Period unless all distributions required to have been paid or declared and set apart for payment on the Series G Preferred Shares shall have been so paid or declared and set apart for payment and (ii) the Common Equity and any other class or series of shares of beneficial interest of the Company which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series G Preferred Shares shall have received the entire amount to which such Series G Preferred Shares is entitled upon such liquidation, dissolution or winding up.

Liquidation Preference.  The term “Liquidation Preference” shall mean $25.00 per share.

Operating Partnership.  The term “Operating Partnership” shall mean Glimcher Properties Limited Partnership, a Delaware limited partnership.

Original Issue Date.  The term “Original Issue Date” shall mean the date that Series G Preferred Shares are first issued by the Company.

Parity Shares.  The term “Parity Shares” shall mean, as the case may be, (i) any class or series of shares of beneficial interest of the Company which is entitled to receive payment of distributions on a parity with the Series G Preferred Shares or (ii) any class or series of shares of beneficial interest of the Company which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company on a parity with the Series G Preferred Shares.  The term “Parity Shares” shall include the Series F Preferred Shares.

Person.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust classified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act, but does not include an underwriter which participates in a public offering of the Series G Preferred Shares, provided that such ownership by such underwriter would not result in the Company being “closely held” within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

Preferential Distribution Non-Payment.  The term “Preferential Distribution Non-Payment” shall have the meaning set forth in subparagraph (2) of paragraph (E) below.

Preferred Shares Trustee.  The term “Preferred Shares Trustee” shall have the meaning set forth in subparagraph (2) of paragraph (E) below.

Redemption Date.  The term “Redemption Date” shall have the meaning set forth in subparagraph (2) of paragraph (D) below.

Redemption Price.  The term “Redemption Price” shall mean a price per Series G Preferred Share equal to $25.00 together with accrued and unpaid distributions, if any, thereon to the Redemption Date, without interest.

Redemption Record Date.  The term “Redemption Record Date” shall mean the date designated by the Board of Trustees of the Company for redemption of Series G Preferred Shares, provided, however, that such Redemption Record Date shall be not more than 90 days nor less than 30 days prior to such Redemption Date.

Exhibit B to Second Amended & Restated Declaration of Trust

REIT.  The term “REIT” shall mean a real estate investment trust under Section 856 of the Code.

Senior Shares.  The term “Senior Shares” shall mean, as the case may be, (i) any class or series of shares of beneficial interest of the Company ranking senior to the Series G Preferred Shares in respect of the right to receive distributions or (ii) any class or series of shares of beneficial interest of the Company ranking senior to the Series G Preferred Shares in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company.

Series F Preferred Shares.  The term “Series F Preferred Shares” shall mean the Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company.

Shares.  The term “Shares” shall mean transferable shares of beneficial interest of the Company of any class or series.

Special Distribution Rate.  The term “Special Distribution Rate” shall have the meaning set forth in subparagraph (1) of paragraph (B) below.

Voting Stock.  The term “Voting Stock” shall mean shares of beneficial interest of the Company of any class or series entitled to vote in the election of members of the Board of Trustees or shares or other equity interests in another Person of any class or series entitled to vote in the election of trustees or persons performing similar functions.

B.            Distributions.

1.           The record holders of Series G Preferred Shares shall be entitled to receive cash distributions, when, as and if authorized by the Board of Trustees and declared by the Company, out of assets legally available for payment of distributions.  Such distributions shall be payable quarterly by the Company in cash at a rate of 8.125% of the Liquidation Preference per annum (equivalent to $2.03125 per Series G Preferred Share per annum) (the “Distribution Rate”); provided, however, that if following a Change of Control, the Series G Preferred Shares are not listed on the New York Stock Exchange (“NYSE”) or the NYSE AMEX (“AMEX”), or quoted on NASDAQ (or listed or quoted on a successor exchange or quotation system), record holders of Series G Preferred Shares shall be entitled to receive cash distributions, when, as and if authorized by the Board of Trustees and declared by the Company, out of assets legally available for payment of distributions, payable quarterly by the Company, from, but not including, the first date on which both the Change of Control has occurred and the Series G Preferred Shares are not so listed or quoted, in cash at a rate of 9.125% of the Liquidation Preference per annum (equivalent to $2.28125 per Series G Preferred Share per annum), for as long as the Series G Preferred Shares are not so listed on the NYSE or AMEX or quoted on NASDAQ (or listed or quoted on a successor exchange or quotation system) (the “Special Distribution Rate”).

2.           Distributions on Series G Preferred Shares shall accrue and be cumulative at the Distribution Rate or Special Distribution Rate, as applicable, from the Original Issue Date or, with respect to Series G Preferred Shares issued after the Original Issue Date, from the Distribution Payment Date (as defined below) immediately preceding the date of issuance thereof. Distributions shall be payable quarterly in arrears when, as and if authorized by the Board of Trustees of the Company on the 15th day of January, April, July and October of each year (each, a “Distribution Payment Date”), commencing on the Business Day next succeeding April 15, 2004 and commencing on July 15, 2010 for the Additional Shares.  If any Distribution Payment Date occurs on a day that is not a Business Day, any accrued distributions otherwise payable on such Distribution Payment Date shall be paid on the next succeeding Business Day. The amount of distributions payable on Series G Preferred Shares for each full Distribution Period shall be computed by dividing by four the annual distribution rate set forth in subparagraph (1) of this paragraph (B) above. Distributions payable in respect of any Distribution Period which is less than a full Distribution Period in length will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions shall be paid to the holders of record of the Series G Preferred Shares as their names shall appear on the share records of the Company at the close of business on the Distribution Record Date for such distribution. Distributions in respect of any past Distribution Periods that are in arrears may be declared and paid at any time to holders of record on the Distribution Record Date therefor. Any distribution payment made on Series F Preferred Shares shall be first credited against the earliest accrued but unpaid distribution due which remains payable. The Series G Preferred Shares rank on a parity with the Series F Preferred Shares, as to distributions in the manner and to the extent provided herein.

Exhibit B to Second Amended & Restated Declaration of Trust

3.           If any Series G Preferred Shares are outstanding, no distributions (other than in Junior Shares) shall be authorized or paid or set apart for payment on any other class or series of Junior Shares or Parity Shares for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series G Preferred Shares for all past Distribution Periods and the then current Distribution Period. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series G Preferred Shares and any other class or series of Preferred Shares ranking on a parity as to distributions with the Series G Preferred Shares, all distributions authorized upon the Series G Preferred Shares and any other such class or series of Preferred Shares shall be authorized pro rata so that the amount of distributions authorized per share on the Series G Preferred Shares and such class or series of Shares shall in all cases bear to each other the same ratio that accrued and unpaid distributions per share on the Series G Preferred Shares and such class or series of Shares bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series G Preferred Shares which may be in arrears.

4.           Unless full cumulative distributions on the Series G Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past Distribution Periods and the then current Distribution Period, no Junior Shares or Parity Shares shall be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such shares) by the Company (except by conversion into or exchange for other Junior Shares).

5.           Notwithstanding anything contained herein to the contrary, no distributions on Series G Preferred Shares shall be authorized by the Board of Trustees of the Company or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent such authorization, payment or setting apart for payment shall be restricted or prohibited by law.

6.           Notwithstanding anything contained herein to the contrary, distributions on the Series G Preferred Shares, if not paid on the applicable Distribution Payment Date, will accrue without interest whether or not any agreement of the Company prohibits payment of such distributions, whether or not distributions are authorized for such Distribution Payment Date, whether or not the Company has earnings and whether or not there are assets legally available for the payment of such distributions.

7.           If the Board of Trustees determines that it is permissible under applicable law and that the distributions will qualify for the dividends paid deduction (within the meaning of Sections 561 and 562 of the Code or any successor provisions thereto), such distributions shall be paid as follows: first, from income of the Company other than net capital gains, and the balance, if any, from net capital gains of the Company. If the Board of Trustees determines, in its sole discretion, that distributions to be paid in accordance with the preceding sentence might not qualify for such dividends paid deduction, or might not be permissible under applicable law, then such distributions shall be paid in a manner determined by the Board of Trustees.

8.           If, for any taxable year, the Company elects to designate as “capital gain dividends” (as defined in Section 857 of the Code or any successor revenue code or section) any portion (the “Capital Gains Amount”) of the total dividends (as determined for United States federal income tax purposes) paid or made available for such taxable year to holders of all classes and series of Shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to holders of Series G Preferred Shares shall be in the same proportion that the Total Dividends paid or made available to the holders of Series G Preferred Shares for such taxable year bears to the Total Dividends for such taxable year made with respect to all classes or series of Shares outstanding.

C.           Distributions Upon Liquidation, Dissolution or Winding Up.

1.           Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, subject to the prior preferences and other rights of any Senior Shares as to liquidation preferences, but before any distribution or payment shall be made to the holders of any Junior Shares as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company, the holders of Series G Preferred Shares shall be entitled to receive out of the assets of the Company legally available for distribution to its shareholders liquidating distributions in cash or property at its fair market value as determined by the Board of Trustees in the amount of the Liquidation Preference per share plus an amount equal to all distributions accrued and unpaid thereon (whether or not declared) to the date of such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, the Series G Preferred Shares shall be cancelled and the holders of Series G Preferred Shares will have no right or claim to any of the remaining assets of the Company and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Company.

Exhibit B to Second Amended & Restated Declaration of Trust

2.           In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the legally available assets of the Company are insufficient to pay the amount of the Liquidation Preference per share plus an amount equal to all distributions accrued and unpaid on the Series G Preferred Shares and the corresponding amounts payable on all shares of Parity Shares as to the distribution of assets upon liquidation, dissolution or winding up, then the holders of the Series G Preferred Shares and all such Parity Shares shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled. The Series G Preferred Shares rank on a parity with the Series F Preferred Shares as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company. Neither the consolidation or merger of the Company into or with another entity nor the dissolution, liquidation, winding up or reorganization of the Company immediately followed by incorporation of another corporation to which such assets are distributed, nor the sale, lease, transfer or conveyance of all or substantially all of the assets of the Company to another entity shall be deemed a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this paragraph (C); provided that, in each case, effective provision is made in the charter of the resulting or surviving entity or otherwise for the recognition, preservation and protection of the rights of the holders of the Series G Preferred Shares.

3.           In determining whether a distribution by dividend, redemption or other acquisition of Shares or otherwise is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

D.           Redemption by the Company.

1.           The Series G Preferred Shares may be redeemed for cash, in whole or from time to time in part, on any date on or after February 23, 2009 as fixed by the Board of Trustees of the Company at the Redemption Price.

2.           Each date fixed for redemption pursuant to subparagraph (1) of this paragraph (D) is called a “Redemption Date.”  If the Redemption Date is after a Distribution Record Date and before the related Distribution Payment Date, the distribution payable on such Distribution Payment Date shall be paid to the holder in whose name the Series G Preferred Shares to be redeemed are registered at the close of business on such Distribution Record Date notwithstanding the redemption thereof between such Distribution Record Date and the related Distribution Payment Date or the Company’s default in the payment of the distribution.

3.           In case of redemption of less than all of the Series G Preferred Shares at the time outstanding, the shares to be redeemed shall be selected by the Company pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Board of Trustees. In order to facilitate the redemption of Series G Preferred Shares, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 90 days prior to the date fixed for such redemption.

4.           Notice of any redemption will be given by publication in a newspaper of general circulation in The City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 90 days prior to the Redemption Date. A similar notice will be mailed by the Company, postage prepaid, not less than 30 nor more than 90 days prior to the Redemption Date, addressed to the respective holders of record of the Series G Preferred Shares to be redeemed at their respective addressees as they appear on the share transfer records of the Company. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series G Preferred Shares except as to any holder to whom the Company has failed to give notice or except as to any holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series G Preferred Shares may be listed or admitted to trading, such notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of Series G Preferred Shares to be redeemed and, if less than all shares held by the particular holder are to be redeemed, the number of Series G Preferred Shares to be redeemed from such holder; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that distributions on the shares to be redeemed will cease to accrue on the Redemption Date.

Exhibit B to Second Amended & Restated Declaration of Trust

5.           If notice has been mailed in accordance with subparagraph (4) of this paragraph (D), and such notice provides that on or before the Redemption Date specified therein all funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, distributions on the Series G Preferred Shares so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of Series G Preferred Shares, and all rights of the holders thereof as shareholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender, in accordance with said notice, of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the Redemption Price. In case fewer than all the shares evidenced by any such certificate are redeemed, a new certificate or certificates shall be issued evidencing the unredeemed shares without cost to the holder thereof.

6.           Any funds deposited with a bank or trust company for the purpose of redeeming Series G Preferred Shares shall be irrevocable except that:

a.           the Company shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

b.            any balance of monies so deposited by the Company and unclaimed by the holders of the Series G Preferred Shares entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Company, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for payment without interest or other earnings.

7.           No Series G Preferred Shares may be redeemed except with assets legally available for the payment of the Redemption Price.

8.           Unless full cumulative distributions on all Series G Preferred Shares shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past Distribution Periods and the then current Distribution Period, no Series G Preferred Shares shall be redeemed unless all outstanding Series G Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase or acquisition of Series G Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series G Preferred Shares, provided further, however, that the foregoing shall not prevent the purchase or acquisition of Series G Preferred Shares from persons owning in the aggregate 8.0% or more of the lesser of the number or value of the total outstanding shares of beneficial interest of the Company or 9.9% or more of the lesser of the number or value of the total outstanding Series G Preferred Shares pursuant to provisions of the Declaration of Trust. Unless full cumulative distributions on all outstanding Series G Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past Distribution Periods and the then current Distribution Period, the Company shall not purchase or otherwise acquire directly or indirectly any Series G Preferred Shares (except by conversion into or exchange for shares of the Company ranking junior to the Series G Preferred Shares as to distributions and upon liquidation, dissolution or winding up of the affairs of the Company).

9.           All Series G Preferred Shares redeemed pursuant to this paragraph (D) shall be retired and shall be reclassified as authorized and unissued preferred shares, without designation as to class or series, and may thereafter be reissued as any class or series of preferred shares.

Exhibit B to Second Amended & Restated Declaration of Trust

E.           Voting Rights.

1.           The holders of Series G Preferred Shares shall not be entitled to vote on any matter except (i) as provided in paragraph (I) or (ii) as provided in subparagraph (2) of this paragraph (E).

2.           In the event the Company shall have failed to authorize and pay or set apart for payment in full the distributions accumulated on the outstanding Series G Preferred Shares for any six or more quarterly Distribution Periods, regardless of whether such quarterly periods are consecutive (a “Preferential Distribution Non-Payment”), the number of trustees of the Company shall be increased by two and the holders of the outstanding Series G Preferred Shares, voting together as a class with all other classes or series of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights and then entitled to vote on the election of such additional two trustees, shall be entitled to elect such two additional trustees until the full distributions accumulated for the past distribution periods and the then current distribution period on all outstanding Series G Preferred Shares have been authorized and paid or set apart for payment. Upon the occurrence of a Preferential Distribution Non-Payment or a vacancy in the office of a Preferred Shares Trustee (as defined below), the Board of Trustees may, and upon the written request of the holders of record of not less than 20% of the holders of the Series G Preferred Shares and all holders of other classes or series of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights who are then entitled to vote on the election of such additional trustee or trustees shall call a special meeting of such holders for the purpose of electing the additional trustee or trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Company, provided that the Company shall not be required to call such a special meeting if such request is received less than 90 days before the date fixed for the next ensuing annual meeting of shareholders of the Company and all holders of the Series G Preferred Shares and shares of any other class or series of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights are afforded the opportunity to elect such additional trustee or trustees (or fill any vacancy) at such annual meeting of shareholders.

If and when all accumulated distributions on the Series G Preferred Shares have been authorized and paid or set aside for payment in full, the holders of the Series G Preferred Shares shall be divested of the special voting rights provided by this subparagraph (2) of paragraph (E), subject to revesting in the event of each and every subsequent Preferential Distribution Non-Payment. Upon termination of such special voting rights attributable to all holders of the Series G Preferred Shares and shares of any other class or series of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights, the term of office of each trustee elected by the holders of the Series G Preferred Shares and such parity preferred shares (a “Preferred Shares Trustee”) pursuant to such special voting rights shall forthwith terminate and the number of trustees constituting the entire Board of Trustees shall be reduced by the number of Preferred Shares Trustees. Any Preferred Shares Trustee may be removed only by the vote of the holders of record of a majority of the outstanding Series G Preferred Shares and all other series of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights who would then be entitled to vote in such Preferred Shares Trustee’s election, voting together as a separate class, at a meeting called for such purpose.

3.           So long as any Series G Preferred Shares are outstanding, the number of trustees constituting the entire Board of Trustees of the Company shall at all times be such that the exercise, by the holders of the Series G Preferred Shares and the holders of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights, of the right to elect trustees under the circumstances provided for in subparagraph (2) of this paragraph (E) will not contravene any provision of the Declaration of Trust restricting the number of trustees which may constitute the entire Board of Trustees.

4.           Trustees elected pursuant to subparagraph (2) of this paragraph (E) shall serve until the earlier of (x) the next annual meeting of the shareholders of the Company and the election (by the holders of the Series G Preferred Shares and the holders of preferred shares of the Company ranking on a parity with the Series G Preferred Shares with respect to distribution rights) and qualification of their respective successors or (y) the termination of the term of office of each Preferred Shares Trustee upon the termination of the special voting rights as provided for in subparagraph (2) of this paragraph (E) or as otherwise provided for in subparagraph (2) of this paragraph (E).

Exhibit B to Second Amended & Restated Declaration of Trust

5.           So long as a Preferential Distribution Non-Payment shall continue, any vacancy in the office of a Preferred Shares Trustee may be filled by vote of the holders of record of a majority of the outstanding Series G Preferred Shares and all other series of preferred shares ranking on a parity with the Series G Preferred Shares with respect to distribution rights who are then entitled to vote in the election of such Preferred Shares Trustee as provided above. As long as the Preferential Distribution Non-Payment shall continue, holders of the Series G Preferred Shares shall not, as such shareholders, be entitled to vote on the election or removal of trustees other than Preferred Shares Trustees, but shall not be divested of any other voting rights provided to such shareholders as set forth herein.

F.           Trustees’ Right to Refuse to Transfer Series G Preferred Shares; Limitation on Holdings.

1.           The terms and provisions of this paragraph (F) shall apply in addition to, and not in limitation of, the terms and provisions of Section 7.9 of the Declaration of Trust.

2.           Each Person who owns directly or indirectly more than 5.0% in number or value of the total Series G Preferred Shares outstanding shall, by January 30 of each year, give written notice to the Company stating the Person’s name and address, the number of Series G Preferred Shares directly or indirectly owned by such Person, and a description of the capacity in which such Series G Preferred Shares are held. The number and value of the total Series G Preferred Shares outstanding shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereunder. In addition, each direct or indirect holder of Series G Preferred Shares, irrespective of such shareholder’s percentage ownership of outstanding Series G Preferred Shares, shall upon demand disclose to the Company in writing such information with respect to the direct or indirect ownership of Series G Preferred Shares as the Board of Trustees deems necessary from time to time to enable the Board of Trustees to determine whether the Company complies with the REIT Provisions of the Code (as defined in Section 1.1 of the Declaration of Trust), to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance or to determine any such compliance with this paragraph (F).

3.           If, in the opinion of the Board of Trustees, which shall be binding upon any prospective acquiror of Series G Preferred Shares, any proposed transfer or issuance would jeopardize the status of the Company as a REIT under the REIT Provisions of the Code, the Board of Trustees shall have the right, but not the duty, to refuse to permit such transfer or issuance or refuse to give effect to such transfer or issuance and to take any action to void any such issuance or cause any such transfer not to occur.

4.           As a condition to any transfer and/or registration of transfer on the books of the Company of any Series G Preferred Shares which could result in direct or indirect ownership of Series G Preferred Shares exceeding 9.9% of the lesser of the number or the value of the total Series G Preferred Shares outstanding (the “Series G Excess Preferred Shares”) by a Person other than a Series G Preferred Excepted Person (as defined in subparagraph (5) below), such prospective transferee shall give written notice to the Company of the proposed transfer and shall furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the Board of Trustees no later than the 15th day prior to any transfer which, if consummated, would result in such ownership.

5.           Any transfer or issuance of Series G Preferred Shares that would (i) create a direct or indirect owner of Series G Excess Preferred Shares other than a Series G Preferred Excepted Person (as defined below) or (ii) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, shall be void ab initio and the prospective acquiror shall not be entitled to any rights afforded to owners of Series G Preferred Shares hereunder and shall be deemed never to have had an interest therein.

“Series G Preferred Excepted Person” shall mean any Person approved by the Board of Trustees, at their option and in their sole discretion, provided, however, that such approval shall not be granted to any Person whose ownership of in excess of 9.9% of the lesser of the number or the value of the total Series G Preferred Shares outstanding would result, directly, indirectly or as a result of attribution of ownership, in termination of the status of the Company as a REIT under the REIT Provisions of the Code.

Exhibit B to Second Amended & Restated Declaration of Trust

6.           The Company, by notice to the holder thereof which shall be binding upon any proposed transferee of Series G Preferred Shares, may purchase any or all Series G Preferred Shares that are proposed to be transferred pursuant to a transfer which, in the opinion of the Board of Trustees, would result in any Person acquiring Series G Excess Preferred Shares, or would otherwise jeopardize the status of the Company as a real estate investment trust under the REIT Provisions of the Code. The purchase price for any Series G Excess Preferred Shares to be transferred shall be equal to the fair market value of the Series G Preferred Shares on the last trading day immediately preceding the day on which notice of such proposed transfer is sent, as reflected in the closing sale price for the Series G Preferred Shares, if then listed on a national securities exchange, or such price for the Series G Preferred Shares on the principal exchange if then listed on more than one national securities exchange, or if the Series G Preferred Shares are not then listed on a national securities exchange, the latest bid quotation for the Series G Preferred Shares if then traded over-the-counter, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the fair market value of such Series G Preferred Shares as determined by the Board of Trustees in good faith. Prompt payment of the purchase price shall be made in cash by the Company in such manner as may be determined by the Board of Trustees. From and after the date fixed for purchase by the Board of Trustees, and so long as payment of the purchase price for the Series G Preferred Shares to be so redeemed shall have been made or duly provided for, the holder of any Series G Excess Preferred Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Series G Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee of Series G Excess Preferred Shares prior to the discovery by the Company that the Series G Preferred Shares have been transferred in violation of this paragraph (F) shall be repaid to the Company upon demand. The rights granted to the Company in this subparagraph (6) shall not limit the effect of, restrictions in, or rights of the Company or the Board of Trustees under, any other provision of this paragraph (F).

7.           Notwithstanding any other provision set forth herein, the Declaration of Trust or the Company’s Bylaws, subparagraphs (5), (6), (7) and (8) of this paragraph (F) may not be amended or repealed without the affirmative vote of the holders of not less than two-thirds of the Series G Preferred Shares then outstanding and entitled to vote. If subparagraph (5), (6), (7) or (8) of this paragraph (F) is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the acquiror of Series G Preferred Shares in violation of such sections shall be deemed, at the option of the Company, to have acted as agent on behalf of the Company in acquiring such Series G Preferred Shares on behalf of the Company.

8.           Subject to subparagraph (12), notwithstanding any other provision set forth herein to the contrary, any purported transfer, sale or acquisition of Series G Preferred Shares (whether such purported transfer, sale or acquisition results from the direct or indirect acquisition of ownership of Series G Preferred Shares) which would result in the termination of the status of the Company as a real estate investment trust under the REIT Provisions of the Code shall be null and void ab initio. Any such Series G Preferred Shares may be treated by the Board of Trustees in the manner prescribed for Series G Excess Preferred Shares in subparagraph (6) of this paragraph (F).

9.           Subject to subparagraphs (11) and (12), nothing contained in this paragraph (F) or in any other provision set forth herein shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Company and the interests of the shareholders by preservation of the Company’s status as a real estate investment trust under the REIT Provisions of the Code.

10.           Subject to subparagraph (11), if any provision of this paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this paragraph (F) may be inconsistent with any other provision set forth herein, this paragraph (F) shall be controlling.

11.           For purposes of the provisions set forth herein, Series G Preferred Shares not owned directly shall be deemed to be owned indirectly by a person if that person or a group of which he is a member would be the beneficial owner of such Series G Preferred Shares, as defined in Rule 13d-3 under the Exchange Act, as amended, and/or would be considered to own such Series G Preferred Shares by reason of the REIT Provisions of the Code.

12.           Notwithstanding any other provision of paragraph (F), nothing contained herein shall preclude the settlement of transactions entered into through the facilities of the New York Stock Exchange. The fact that the settlement of any transaction takes place or occurs shall not negate the effect of any other provision of this paragraph (F) and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this paragraph (F).

Exhibit B to Second Amended & Restated Declaration of Trust

G.           Information Rights.

During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act and any Series G Preferred Shares are outstanding, the Company will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series G Preferred Shares as their names and addresses appear in the record books of the Company and without cost to such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended, and (ii) promptly, upon request, supply copies of such reports to any prospective beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of Series G Preferred Shares. The Company will mail (or otherwise provide) the information to the holders of Series G Preferred Shares within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Company were subject to Section 13 or 15(d) of the Exchange Act.

H.           Ranking.

With regard to rights to receive distributions and amounts payable upon liquidation, dissolution or winding up of the Company, the Series G Preferred Shares rank senior to the Common Shares and on a parity with (a) the Series F Preferred Shares in the manner and to the extent provided herein and (b) any other preferred shares issued by the Company, unless the terms of such other preferred shares provide otherwise and, if applicable, the requirements of paragraph (I) hereof have been complied with. However, the Company may authorize or increase the authorized amount of any class or series of shares of beneficial interest ranking on a parity with or junior to the Series G Preferred Shares as to distribution rights or liquidation preference without the vote or consent of the holders of the Series G Preferred Shares.

I.           Limitations.

So long as any Series G Preferred Shares are outstanding, the Company shall not without the affirmative vote, or the written consent, of the holders of at least two-thirds of the total number of outstanding Series G Preferred Shares, voting as a class:

1.           authorize, create or issue, or increase the authorized or issued amount of any class or series of, or rights to subscribe to or acquire any security convertible into, any class or series of shares of beneficial interest ranking as to distribution rights or liquidation preference senior to the Series G Preferred Shares, or reclassify any shares of beneficial interest into any such shares; or

2.           amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Declaration of Trust that would change the preferences, rights or privileges with respect to the Series G Preferred Shares so as to affect the Series G Preferred Shares materially and adversely; but nothing herein contained shall require such a vote or consent (i) in connection with any increase in the total number of authorized Common Shares; (ii) in connection with the authorization or increase of any class or series of shares of beneficial interest ranking, as to distribution rights and liquidation preference, on a parity with or junior to the Series G Preferred Shares; (iii) in connection with any merger or consolidation in which the Company is the surviving entity if, immediately after the merger or consolidation, there are outstanding no shares of beneficial interest and no securities convertible into shares of beneficial interest ranking as to distribution rights or liquidation preference senior to the Series G Preferred Shares other than the securities of the Company outstanding prior to such merger or consolidation; (iv) in connection with any merger or consolidation in which the Company is not the surviving entity if, as a result of the merger or consolidation, the holders of Series G Preferred Shares receive shares of stock or beneficial interest or other equity securities with preferences, rights and privileges substantially identical to the preferences, rights and privileges of the Series G Preferred Shares and there are outstanding no shares of stock or beneficial interest or other equity securities of the surviving entity ranking as to distribution rights or liquidation preference senior to the Series G Preferred Shares other than the securities of the Company outstanding prior to such merger or consolidation; (v) in connection with any merger or consolidation in which the holders of the Series G Preferred Shares receive cash in an amount equal to or greater than the Liquidation Preference per share plus all distributions accrued and unpaid thereon (whether or not declared) to the date of such merger or consolidation or (vi) if, at or prior to the time when the issuance of any such shares ranking senior to the Series G Preferred Shares is to be made or any such change is to take effect, as the case may be, the Series G Preferred Shares have been called for redemption upon proper notice of redemption to occur within 90 days and sufficient funds have been irrevocably deposited in trust for the redemption of all the then outstanding Series G Preferred Shares, unless the Redemption Price of the Series G Preferred Shares (other than any portion thereof consisting of accrued and unpaid dividends) shall be paid solely from the sale proceeds of such shares ranking senior to the Series G Preferred Shares.

Exhibit B to Second Amended & Restated Declaration of Trust

J.           Exclusion of Other Rights.

The Series G Preferred Shares shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than expressly set forth in the Declaration of Trust.

K.           Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions.

L.           Severability of Provisions.

If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series G Preferred Shares set forth in the Declaration of Trust is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of Series G Preferred Shares set forth in the Declaration of Trust which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series G Preferred Shares herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

M.           No Preemptive Rights.

No holder of Series G Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of beneficial interest of the Company (whether now or hereafter authorized) or securities of the Company convertible into or carrying a right to subscribe to or acquire shares of beneficial interest of the Company.

N.           Conversion.

The Series G Preferred Shares are not convertible into or exchangeable for any other property or securities of the Company.
* * * * *

(EXHIBIT B END)

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

END OF APPENDIX C

Exhibit B to Second Amended & Restated Declaration of Trust

GLIMCHER REALTY TRUST 180 EAST BROAD STREET COLUMBUS, OH 43215
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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Glimcher Realty Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 10-K - Combo Doc. are available at www.proxyvote.com.

GLRTR2

GLIMCHER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ANNUAL MEETING OF SHAREHOLDERS

May 10, 2012

The undersigned shareholder(s) hereby appoint(s) George A. Schmidt, Esq. and Michael P. Glimcher, or either of them, as proxies for the undersigned, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Glimcher Realty Trust that the undersigned shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 A.M., local time, on May 10, 2012, at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio 43215, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the notice of the annual meeting of shareholders to be held on May 10, 2012 and of the accompanying proxy statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF TRUSTEES AND FOR PROPOSALS 2, 3, 4, 5, 6, AND 7. PROXY HOLDERS ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes: ____________________

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE